Rule 497 (c)
                                                             File Number33-75250


VISTA(SM) SHARES                                 PROSPECTUS -- DECEMBER 31, 1995

    Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994, presently consisting of 11 separate series (the "Fund" or the "Funds"). Under a multi-class distribution system, the money market funds may be offered through three separate classes of shares (the "Shares"). The Vista Shares described in and offered pursuant to this Prospectus are offered through the Vista California Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund, Vista Tax Free Money Market Fund, Vista U.S. Government Money Market Fund, Vista Global Money Market Fund and Vista Federal Money Market Fund (the "Vista Shares"). The Premier Shares of the money market Funds are offered only to institutional clients and are sold under a separate prospectus. The Institutional Shares of the money market funds are also sold under a separate prospectus available only to qualified institutional investors making an initial investment of at least $1,000,000. Because the tax free money market Funds in this Prospectus are "non-diversified", more than 5% of such Fund's assets may be invested in the obligations of any single issuer, which may make the value of shares of a Fund more susceptible to certain risks than shares of a diversified mutual fund. Each Fund offered through this Prospectus has a different investment objective, as follows:

VISTA CALIFORNIA TAX FREE MONEY MARKET FUND ("CA TAX FREE FUND") seeks to provide as high a level of current income exempt from federal and State of California income taxes as is consistent with the preservation of capital and maintenance of liquidity. The Fund will invest primarily in the debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and State of California personal income taxes.

VISTA NEW YORK TAX FREE MONEY MARKET FUND ("N.Y. TAX FREE FUND") seeks to provide as high a level of current income which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes as is consistent with the preservation of capital and maintenance of liquidity, through investments primarily in short-term municipal obligations issued by or on behalf of the State of New York, its instrumentalities or political subdivisions.

VISTA TAX FREE MONEY MARKET FUND ("TAX FREE FUND") seeks to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity, through investments primarily in short-term municipal obligations.

VISTA U.S. GOVERNMENT MONEY MARKET FUND ("U.S. GOVERNMENT FUND") seeks to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity, through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government and repurchase agreements collateralized by such securities.

VISTA GLOBAL MONEY MARKET FUND ("GLOBAL FUND") seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. Dollar denominated commercial paper, obligations of foreign governments, obligations guaranteed by U.S. banks, and securities issued by the U.S. Government or its agencies.

VISTA FEDERAL MONEY MARKET FUND ("FEDERAL FUND") seeks to provide current income consistent with the preservation of capital and the maintenance of liquidity, through investments in obligations issued or guaranteed as to principal and interest by the U.S. Government or by U.S. Government agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state or local income taxes. The Federal Fund is structured to provide shareholders with income which is exempt from state and local income taxes.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser"), custodian (the "Custodian"), administrator ("the Administrator") and Shareholder Servicing Agent for each of the Vista Money Market Funds described in this Prospectus. VISTA BROKER-DEALER SERVICES, INC.

("VBDS") IS THE FUNDS' DISTRIBUTOR AND IS UNAFFILIATED WITH CHASE. INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. Prospective investors should carefully consider the risks associated with an investment in a Fund. For a further discussion on the risks associated with an investment in a Fund, see "Investment Objectives and Policies" in this Prospectus. There can be no assurance that the Funds will achieve their investment objectives.

    The Vista Shares are continuously offered for sale without a sales load through VBDS, the Fund's distributor (the "Distributor"), to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Trust has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents") or securities brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Distributor. Each of the Vista Shares, other than the Global Fund, has a distribution plan and may incur distribution expenses, at an annual rate, not to exceed a specified percentage of its average daily net assets. An investor should obtain from his Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which Vista Shares may be purchased and redeemed through such Shareholder Servicing Agent. Shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

    This Prospectus sets forth concisely information concerning each Fund and its Vista Shares that a prospective investor ought to know before investing. A Statement of Additional Information dated December 31, 1995 containing more detailed information about the Funds has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information for the Vista Shares without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about each of the Vista Shares, simply call the Vista Service Center at 1-800-34-VISTA.

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Financial Highlights......................................................     4
Investment Objectives and Policies........................................    10
    Vista California Tax Free Money Market Fund...........................    10
    Vista New York Tax Free Money Market Fund.............................    11
    Vista Tax Free Money Market Fund......................................    12
    Vista U.S. Government Money Market Fund...............................    13
    Vista Global Money Market Fund........................................    14
    Vista Federal Money Market Fund.......................................    15
Management of the Funds...................................................    16
Purchases and Redemptions of Shares.......................................    18
Tax Matters...............................................................    23
Other Information Concerning Shares of the Funds..........................    26
Shareholder Servicing Agents, Transfer Agent and Custodian................    31
Additional Information on Investment Policies and Techniques..............    33
Common Fund Policies and Other Information................................    35
Yield and Performance Information.........................................    44
Appendix A
    Description of Ratings................................................   A-1

EXPENSE SUMMARY

                                                                                   U.S.
                                             CALIFORNIA    N.Y. TAX     TAX     GOVERNMENT   GLOBAL
                                              TAX FREE    FREE MONEY    FREE      MONEY      MONEY
                                                 MM         MARKET     MONEY      MARKET     MARKET   FEDERAL
                                                FUND         FUND      MARKET      FUND       FUND     FUND
                                             ----------   ----------   ------   ----------   ------   -------
                                               VISTA        VISTA      VISTA      VISTA      VISTA     VISTA
                                               SHARES       SHARES     SHARES     SHARES     SHARES   SHARES
                                             ----------   ----------   ------   ----------   ------   -------
Annual Fund Operating Expenses After Waiver
of Fees* (as a percentage of average net
assets)
Investment Advisory Fee....................      0.05%        0.10%     0.10 %      0.10%     0.10 %    0.10%
Rule 12b-1 Distribution Plan Fee (After
Waiver of Fees)............................      0.20%        0.20%     0.20 %      0.10%     n/a       0.10%
Administrative Fee (after Waiver of
Fees)......................................      0.02%        0.05%     0.05 %      0.05%     0.05 %    0.05%
Other Expenses
--Sub-Administration Fee...................      0.05%        0.05%     0.05 %      0.05%     0.05 %    0.05%
--Shareholder Servicing and Fund Servicing
 Fee (After Assumption of Expenses)+.......      0.00%        0.35%     0.35 %      0.35%     0.15 %    0.12%
--Other Operating Expenses (After
Assumption of Expenses)++..................      0.23%        0.13%     0.12 %      0.15%     0.25 %    0.28%
                                                  ---          ---     ------        ---     ------   -------
Total Fund Operating Expenses..............      0.55%        0.88%     0.87 %      0.80%     0.60 %    0.70%
                                                  ---          ---     ------        ---     ------   -------
                                                  ---          ---     ------        ---     ------   -------
EXAMPLE:
 You would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5%
 annual return and (2) redemption at the end of:
   1 year..................................    $    6       $    9     $   9      $    8     $   6     $   7
   3 years.................................        18           28        28          26        19        22
   5 years.................................        31           49        48          44        33        39
   10 years................................        69          108       107          99        75        87

------------
 * Fees waived on a month to month basis.
 + Shareholder Servicing Agents may provide various services to their customers and charge additional fees for these services. The Shareholder Servicing and Fund Servicing Fees include fees for activities in connection with serving as liaison for holders of Vista Shares and in providing personal services to such shareholders as well as other ministerial and servicing activities. Fees for the activities in connection with serving as liaison to, and providing personal services to, holders of Vista Shares will not exceed the NASD's maximum fee of 0.25% for these types of activities. The other ministerial and servicing activities provided for the Fund include: assisting in processing purchase and redemption transactions; transmitting and receiving funds in connection with purchase and redemption orders; preparing and providing periodic statements showing account balances; and preparing and transmitting proxy statements and other periodic reports and communications from the Trust to customers.
++ A shareholder may incur a $10.00 charge for certain wire redemptions.

   The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder in any class of shares of each Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution fee, administrative fee, sub-administration fee and shareholder servicing agent fee expected to be incurred by each class of shares of each Fund, after certain waivers of fees.

   Absent certain waivers, the annual investment advisory fees, administration fees and sub-administration fees would be 0.10%, 0.05% and 0.05%, respectively, for each of Fund's average net assets. Absent certain waivers, the distribution fee for the Vista Shares of the Tax Free Funds would be 0.25% of each Fund's average net assets. Absent certain waivers, the distribution fee for the Vista Shares of the Federal Fund and the U.S. Government Fund would be 0.10% of each Fund's average net assets. There is no Distribution Plan for the Global Fund. These percentages include the potential expense reimbursement to the Distributor for print and electronic media advertising of up to 0.05%.

   Absent certain waivers, the shareholder servicing and fund servicing fees for the Vista Shares of the Funds would be 0.35% for each Fund's average net assets.

   As a result of the distribution fees, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). More complete descriptions of each Class of shares' expenses, including any fee waivers, are set forth herein or in the prospectus for such class of Shares.

   THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF A CLASS OF SHARES OF A FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information set forth in the tables set forth below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent.

                                         CALIFORNIA TAX FREE FUND
----------------------------------------------------------------------------------------------------------
                                                     YEAR       11/1/93           YEAR           3/4/92*
                                                    ENDED       THROUGH          ENDED           THROUGH
                                                   8/31/95     8/31/94+         10/31/93         10/31/92
                                                   --------    ---------    ----------------    ----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD............     $1.00        $1.00            $1.00         $   1.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income........................     0.033        0.018            0.023            0.019
                                                   --------    ---------          ------        ----------
   Total from Investment Operations.............     0.033        0.018            0.023            0.019
 LESS DISTRIBUTIONS:
   Dividends from net investment income.........     0.033        0.018            0.023            0.019
                                                   --------    ---------          ------        ----------
   Total Distributions..........................     0.033        0.018            0.023            0.019
NET ASSET VALUE, END OF PERIOD..................     $1.00        $1.00            $1.00         $   1.00
                                                   --------    ---------          ------        ----------
                                                   --------    ---------          ------        ----------
TOTAL RETURN....................................     3.32%        1.82%            2.30%            2.89%
 RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000 omitted)......   $58,315      $64,423          $45,346         $ 44,643
   Ratio of Expenses to Average Net Assets#.....     0.48%        0.46%            0.42%            0.06%
   Ratio of Net Investment Income to Average Net
     Assets#....................................     3.25%        2.17%            2.26%            2.86%
   Ratio of expenses without waivers and
     assumption of expenses to Average Net
Assets#.........................................     1.07%        0.94%            1.02%            1.23%
   Ratio of net investment income without
     waivers and assumption of expenses to
     Average Net Assets#........................     2.66%        1.69%            1.66%            1.69%

------------

# Periods less than one year have been annualized.

 * Commencement of operations.

 + In 1994 the California Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables below for each of the five years ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose reports thereon is included in the Annual Report to shareholders.

                                                 NEW YORK TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------
                                     YEAR     11/1/93                        YEAR ENDED OCTOBER 31,
                                    ENDED     THROUGH    ---------------------------------------------------------------
                                   8/31/95    8/31/94+     1993       1992       1991       1990       1989       1988
                                   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
 INCOME FROM INVESTMENT
   OPERATIONS:...................
   Net Investment Income.........     0.028      0.015      0.017      0.025      0.038      0.050      0.051      0.043
                                   --------   --------   --------   --------   --------   --------   --------   --------
   Total from Investment
     Operations..................     0.028      0.015      0.017      0.025      0.038      0.050      0.051      0.043
 LESS DISTRIBUTIONS:.............
   Dividends from net investment
     income......................     0.028      0.015      0.017      0.025      0.038      0.050      0.051      0.043
                                   --------   --------   --------   --------   --------   --------   --------   --------
   Total Distributions...........     0.028      0.015      0.017      0.025      0.038      0.050      0.051      0.043
NET ASSET VALUE, END OF PERIOD...  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                   --------   --------   --------   --------   --------   --------   --------   --------
                                   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL RETURN.....................     2.88%      1.48%      1.75%      2.53%      3.87%      5.02%      5.28%      4.50%
 RATIOS/SUPPLEMENTAL DATA........
   Net Assets, End of Period (000
     omitted)....................  $378,400   $365,669   $300,425   $285,889   $230,855   $251,897   $252,201   $230,639
   Ratio of Expenses to Average
     Net Assets#.................     0.86%      0.85%      0.85%      0.85%      0.85%      0.83%      0.81%      0.78%
   Ratio of Net Income to Average
     Net Assets#.................     2.84%      1.77%      1.72%      2.48%      3.83%      4.91%      5.15%      4.26%
   Ratio of expenses without
     waivers and assumption of
     expenses to Average Net
     Assets#.....................     0.95%      0.85%      0.89%      0.92%      0.92%      0.91%      0.95%      1.10%
   Ratio of net investment income
     without waivers and
     assumption of expenses to
     Average Net Assets#.........     2.75%      1.77%      1.68%      2.41%      3.76%      4.83%      5.01%      3.94%

                                   9/4/87* TO
                                    10/31/87
                                   ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................    $ 1.00
 INCOME FROM INVESTMENT
   OPERATIONS:...................
   Net Investment Income.........     0.009
                                      -----
   Total from Investment
     Operations..................     0.009
 LESS DISTRIBUTIONS:.............
   Dividends from net investment
     income......................     0.009
                                      -----
   Total Distributions...........     0.009
NET ASSET VALUE, END OF PERIOD...    $ 1.00
                                      -----
                                      -----
TOTAL RETURN.....................     4.71%
 RATIOS/SUPPLEMENTAL DATA........
   Net Assets, End of Period (000
     omitted)....................    $2,385
   Ratio of Expenses to Average
Net Assets#......................     0.25%
   Ratio of Net Income to Average
     Net Assets#.................     4.71%
   Ratio of expenses without
     waivers and assumption of
     expenses to Average Net
     Assets#.....................     1.50%
   Ratio of net investment income
     without waivers and
     assumption of expenses to
     Average Net Assets#.........     3.46%

------------

 # Periods less than one year have been annualized.

 * Commencement of operations.

 + In 1994 the New York Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which are incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables below for each of the five years ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose reports thereon is included in the Annual Report to Shareholders.

                                                     TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                      VISTA SHARES
                                 --------------------------------------------------------------------------------------
                                   YEAR      11/1/93                        YEAR ENDED OCTOBER 31,
                                  ENDED      THROUGH    ---------------------------------------------------------------
                                 8/31/95    8/31/94+      1993       1992       1991       1990       1989       1988
                                 --------   ---------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.....................     $1.00      $1.00       $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
  INCOME FROM INVESTMENT
    OPERATIONS
  Net Investment Income........     0.029      0.015       0.019      0.028      0.043      0.054      0.056      0.045
                                 --------   ---------   --------   --------   --------   --------   --------   --------
  Total from Investment
    Operations.................     0.029      0.015       0.019      0.028      0.043      0.054      0.056      0.045
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income.....................     0.029      0.015       0.019      0.028      0.043      0.054      0.056      0.045
                                 --------   ---------   --------   --------   --------   --------   --------   --------
  Total Distributions..........     0.029      0.015       0.019      0.028      0.043      0.054      0.056      0.045
NET ASSET VALUE, END OF
  PERIOD.......................     $1.00      $1.00       $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                 --------   ---------   --------   --------   --------   --------   --------   --------
                                 --------   ---------   --------   --------   --------   --------   --------   --------
TOTAL RETURN...................     2.99%      1.54%       1.90%      2.79%      4.37%      5.47%      5.76%      4.61%
  RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (000 omitted).............  $166,915   $121,710    $160,497   $145,241   $115,770   $112,770   $107,534   $116,260
   Ratio of Expenses to Average
     Net Assets#...............     0.86%      0.85%       0.85%      0.85%      0.85%      0.85%      0.85%      0.85%
   Ratio of Net Investment
     Income to
     Average Net Assets#.......     2.96%      1.82%       1.88%      2.70%      4.27%      5.33%      5.59%      4.47%
   Ratio of Expenses without
     waivers and assumption of
     expenses to Average Net
     Assets#...................     0.94%      0.85%       0.91%      0.98%      0.99%      0.97%      1.01%      1.02%
   Ratio of net investment
     income without waivers and
     assumption of expenses to
     Average Net Assets#.......     2.87%      1.82%       1.83%      2.57%      4.13%      5.21%      5.43%      4.30%

                                  9/4/87* TO
                                   10/31/87
                                 ------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.....................       $1.00
  INCOME FROM INVESTMENT
    OPERATIONS
  Net Investment Income........       0.007
                                 ------------
  Total from Investment
    Operations.................       0.007
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income.....................       0.007
                                 ------------
  Total Distributions..........       0.007
NET ASSET VALUE, END OF
  PERIOD.....................       $1.00
                                 ------------
                                 ------------
TOTAL RETURN...................       4.50%
  RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (000 omitted).............    $133,177
   Ratio of Expenses to Average
     Net Assets#...............       0.85%
   Ratio of Net Investment
     Income to
     Average Net Assets#.......       4.47%
   Ratio of Expenses without
     waivers and assumption of
     expenses to Average Net
     Assets#...................       1.18%
   Ratio of net investment
     income without waivers and
     assumption of expenses to
     Average Net Assets#.......       4.15%

------------
 * Commencement of offering of Shares.

 + In 1994 the Tax Free Money Market Fund changed its fiscal year-end from
   October 31 to August 31.

# Periods less than one year have been annualized.

FINANCIAL HIGHLIGHTS

    The tables set forth below provide selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables below for each of the periods commencing subsequent to June 30, 1992, have been audited by Price Waterhouse LLP, independent accountants, whose reports thereon is included in the Annual Report to shareholders.

                              U.S. GOVERNMENT MONEY MARKET FUND(1)
------------------------------------------------------------------------------------------------
                                                                          VISTA SHARES
                                                                 -------------------------------
                                                                                       FOR THE
                                                                                        PERIOD
                                                                   YEAR     11/1/93    1/1/1993
                                                                  ENDED     THROUGH       TO
                                                                 8/31/95   8/31/94+   10/31/1993*
                                                                 --------  ---------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................    $1.00     $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income........................................    0.049     0.025       0.019
                                                                 --------  ---------  ----------
   Total from Investment Operations.............................    0.049     0.025       0.019
 LESS DISTRIBUTIONS:
   Dividends from net investment income.........................    0.049     0.025       0.019
                                                                 --------  ---------  ----------
   Total Distributions..........................................    0.049     0.025       0.019
NET ASSET VALUE, END OF PERIOD..................................    $1.00     $1.00       $1.00
                                                                 --------  ---------  ----------
                                                                 --------  ---------  ----------
TOTAL RETURN....................................................    5.05%     2.48%       2.02%
 RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000 omitted)...................... $341,336  $335,365    $323,498
   Ratio of Expenses to Average Net Assets#.....................    0.80%     0.80%       0.82%
   Ratio of Net Investment Income to Average Net Assets#........    4.93%     2.94%       2.39%
   Ratio of expenses without variance and assumption of expenses
     to Average Net Assets#.....................................    0.80%     0.80%       0.82%
   Ratio of net investment income without variance and
     assumption of expenses to Average Net Assets#..............    4.93%     2.94%       2.39%

------------
 # Periods less than one year have been annualized.

 * Commencement of offering of shares.

 + In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31, to August 31.

(1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization. The new portfolio is named Vista U.S. Government Money Market Fund. In connection with its reorganization, shares of the Trinity Government Fund were reorganized as Premier Shares of the Vista U.S. Government Money Market Fund at $1 per share. In addition, net assets of the former Vista U.S. Government Money Market Fund consisting of both Vista and Premier Shares were reorganized as Vista shares and Premier shares of the new Vista U.S. Government Money Market Fund, at $1 per share. The per share data and ratios for the periods prior to January 1, 1993 relate to the Trinity Government Fund.

FINANCIAL HIGHLIGHTS

    The tables set forth below provide selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables below for each of the periods commencing subsequent to June 30, 1992, have been audited by Price Waterhouse LLP, independent accountants, whose reports thereon is included in the Annual Report to shareholders. Periods ended prior to July 1, 1993 were audited by other independent accountants who expressed an unqualified opinion thereon.

                                                           GLOBAL MONEY MARKET FUND (1)
                -------------------------------------------------------------------------------------------------------------------
                                                                   VISTA SHARES
                -------------------------------------------------------------------------------------------------------------------
                                                    FOR THE
                                       FOR THE    PERIOD JULY
                  YEAR     11/1/93   YEAR ENDED   1, 1992 TO                           YEAR ENDED JUNE 30,
                 ENDED     THROUGH   OCTOBER 31,  OCTOBER 31,  --------------------------------------------------------------------
                8/31/95   8/31/94++     1993         1992*       1992      1991      1990      1989      1988      1987      1986
                --------  ---------  -----------  -----------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.........    $1.00    $1.00        $1.00        $1.00      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
 INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net Investment
   Income.......    0.051    0.028        0.029        0.010      0.045     0.069     0.081     0.084     0.066     0.059     0.072
                 --------  --------  -----------  -----------  --------  --------  --------  --------  --------  --------  --------
  Total from
   Investment
    Operations..    0.051    0.028        0.029        0.010      0.045     0.069     0.081     0.084     0.066     0.059     0.072
 LESS
  DISTRIBUTIONS:
  Dividends from
   net investment
   income.......    0.051    0.028        0.029        0.010      0.045     0.069     0.081     0.084     0.066     0.059     0.072
                 --------  --------  -----------  -----------  --------  --------  --------  --------  --------  --------  --------
  Total
   Distributions.   0.051    0.028        0.029        0.010      0.045     0.069     0.081     0.084     0.066     0.059     0.072
NET ASSET VALUE,
 END OF
 PERIOD.........    $1.00    $1.00        $1.00        $1.00      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                 --------  --------  -----------  -----------  --------  --------  --------  --------  --------  --------  --------
                 --------  --------  -----------  -----------  --------  --------  --------  --------  --------  --------  --------
TOTAL RETURN....    5.27%    2.84%        2.99%        1.02%      4.59%     7.13%     8.42%     8.68%     6.83%     6.03%     7.29%
 RATIOS/SUPPLEMENTAL
  DATA
  Net Assets,
   End of Period
   (000
   omitted)..... $ 91,621 $156,645    $ 258,630    $ 443,102   $464,810  $359,637  $392,073  $526,972  $471,740  $414,983  $363,642
  Ratio of
   Expenses to
   Average Net
   Assets#......    0.57%    0.60%        0.60%        0.59%      0.59%     0.59%     0.59%     0.59%     0.57%     0.55%     0.57%
  Ratio of Net
   Investment
   Income to
   Average Net
   Assets#......    5.13%    3.29%        2.93%        3.03%      4.50%     6.91%     8.13%     8.41%     6.63%     5.88%     7.29%
  Ratio of
   expenses
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets#......    0.79%    0.74%        0.70%        0.59%      0.59%     0.59%     --        --        --        --        --
  Ratio of net
   investment
   income
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets#......    4.91%    3.15%        2.82%        3.03%      4.50%     6.91%     --        --        --        --        --

                    1985      1984
                  --------  --------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.........     $1.00     $1.00
 INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net Investment
   Income.......     0.090     0.094
                  --------  --------
  Total from
   Investment
   Operations...     0.090     0.094
 LESS
  DISTRIBUTIONS:
  Dividends from
   net investment
   income.......     0.090     0.094
                  --------  --------
  Total
Distributions...     0.090     0.094
NET ASSET VALUE,
 END OF
 PERIOD.........     $1.00     $1.00
                  --------  --------
                  --------  --------
TOTAL RETURN....     9.08%     9.44%

 RATIOS/SUPPLEMENTAL
  DATA
  Net Assets,
   End of Period
   (000
   omitted).....  $274,779  $274,430
  Ratio of
   Expenses to
   Average Net
   Assets#......     0.58%     0.60%
  Ratio of Net
   Investment
   Income to
   Average Net
Assets#.........     9.08%     9.44%
  Ratio of
   expenses
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets#......     --        --
  Ratio of net
   investment
   income
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets#......     --        --

------------
 * In 1992, the Trinity Money Market Fund, the predecessor to the Vista Global Money Market Fund, changed its fiscal year-end from June 30 to October 31.

 # Periods less than one year have been annualized.

 ++ In 1994 the Global Money Market Fund changed its fiscal year-end from
    October 31 to August 31.

(1) Trinity Money Market Fund and Vista Global Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization. The new portfolio was named Vista Global Money Market Fund. In connection with each reorganization, shares of the Trinity Money Market Fund were reorganized as Vista Shares of Vista Global Money Market Fund, and shares of the former Vista Global Money Market Fund were reorganized as Premier Shares. The per share data and ratios for the period prior to the reorganization relate to the Trinity Money Market Fund.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, Independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                                                                                         VISTA FEDERAL MONEY
                                                                                               MARKET
                                                                                        ---------------------
                                                                                           YEAR       5/9/94**
                                                                                          ENDED       THROUGH
                                                                                         8/31/95      8/31/94
                                                                                        ----------    -------
                                                                                            VISTA SHARES
                                                                                        ---------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD.................................................    $   1.00     $  1.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income.............................................................       0.051       0.013
                                                                                        ----------    -------
   Total from Investment Operations..................................................       0.051       0.013
 Less dividends from net investment income...........................................       0.051       0.013
                                                                                        ----------    -------
NET ASSET VALUE, END OF PERIOD.......................................................    $   1.00     $  1.00
                                                                                        ----------    -------
                                                                                        ----------    -------
TOTAL RETURN.........................................................................       5.20%       1.26%
                                                                                        ----------    -------
                                                                                        ----------    -------
 RATIOS/SUPPLEMENTAL DATA
   Net assets, End of Period (000 omitted)...........................................    $203,399     $19,955
   Ratio of Expenses to Average Net Assets#..........................................       0.69%       0.40%
   Ratio of Net Investment Income to Average Net Assets#.............................       5.16%       4.36%
   Ratio of expenses without waivers and assumption of expenses to average net
     assets#.........................................................................       0.93%       1.02%
   Ratio of net investment income without waivers and assumption of expenses to
     average net assets#.............................................................       4.92%       3.74%

------------

 # Periods less than one year have been annualized.

 * Commencement of operations.

** Commencement of offering shares.

INVESTMENT OBJECTIVES AND POLICIES

    The Funds seek to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Funds use the amortized cost method of valuing securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), certain requirements of which are summarized as follows. In accordance with Rule 2a-7, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees.

                  VISTA CALIFORNIA TAX FREE MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the CA Tax Free Fund is to provide as high a level of current income exempt from federal and State of California income taxes as is consistent with the preservation of capital and maintenance of liquidity. To accomplish its objective, the Fund invests primarily in the debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the Issuer, exempt from federal and State of California personal income taxes (collectively, "California Municipal Obligations"). To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the CA Tax Free Fund, the CA Tax Free Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, but not State of California, income tax. The CA Tax Free Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. There can be no assurance that the CA Tax Free Fund's investment objective will be achieved. Securities in which the Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

    INVESTMENT POLICIES -- It is a fundamental policy of the CA Tax Free Fund that it will invest at least 80% of the value of its net assets in Municipal Obligations (as defined on page 43) and at least 65% of the value of its total assets in California Municipal Obligations, except in both instances when the Fund is maintaining a temporary defensive position. The remainder of the CA Tax Free Fund's net assets may be invested in securities that are not California Municipal Obligations and therefore may be subject to California state income tax. See "Risk Factors--Investing in California Municipal Obligations" on page 44 and "Tax Matters."

    Although the CA Tax Free Fund will attempt to invest 100% of its assets in Municipal Obligations, it reserves the right to invest up to 20% of the value of its total assets in securities the interest on which in includable in gross income for federal income tax purposes or which constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The CA Tax Free Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the CA Tax Free Fund may be subject to greater risk as compared to a fund that does not follow this practice.

    From time to time, the CA Tax Free Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds), which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The CA Tax Free Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to federal income tax.

                   VISTA NEW YORK TAX FREE MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the N.Y. Tax Free Fund is to provide its shareholders with as high a level of current income which is excluded from gross income for federal income tax purposes and from New York State and New York City personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the N.Y. Tax Free Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES -- The N.Y. Tax Free Fund seeks to achieve its investment objective by investing in short-term, fixed rate and variable rate Municipal Obligations (as defined on page 43). The Municipal Obligations in which the Fund invests will be of high quality and present minimal credit risks. To the extent suitable New York municipal obligations are not available for investment, the N.Y. Tax Free Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. Except when acceptable securities are unavailable for investment as determined by the Adviser, at least 65% of the assets of the N.Y. Tax Free Fund will be invested in New York Municipal Obligations, although the exact amount of its assets invested in such securities will vary from time to time. Although the N.Y. Tax Free Fund does not anticipate doing so to a significant extent in normal circumstances, it may hold uninvested cash reserves, which would adversely affect its yield.

    Although the N.Y. Tax Free Fund will attempt to invest 100% of its assets in Municipal Obligations, it reserves the right to invest up to 20% of the value of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or which constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The N.Y. Tax Free Fund may invest more than 25% of its assets in Municipal Obligations secured by U.S. bank letters of credit or guarantees. In view of this possible "concentration" in these Municipal Obligations with bank credit support, an investment in N.Y. Tax Free Fund shares should be made with an understanding of the characteristics of the banking industry and the potential risks associated with such an investment. All investments of the N.Y. Tax Free Fund will mature or will be deemed to mature within 397 days from the date of acquisition and the average maturity of the N.Y. Tax Free Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the N.Y. Tax Free Fund's portfolio will be deemed to be the longer of the demand period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

    As a fundamental policy, the N.Y. Tax Free Fund, during periods of normal market conditions, will have at least 80% of its assets invested in obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals. As a non-fundamental policy, the N.Y. Tax Free Fund's assets will only be invested in obligations that satisfy certain ratings and other criteria. For descriptions of these criteria and of certain types of investments that may be purchased by the N.Y. Tax Free Fund, including variable rate demand instruments, "when-issued" securities and stand-by commitments, as well as further information concerning the investment policies and techniques of the N.Y. Tax Free Fund and of special factors affecting investments in New York Municipal Obligations of which investors should be aware, see "Additional Information on Investment Policies and Techniques".

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                        VISTA TAX FREE MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the Tax Free Fund is to provide its shareholders with as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Free Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES -- The Tax Free Fund seeks to achieve its investment objective by investing in short-term, fixed rate and variable rate Municipal Obligations (as defined at page 43). The Municipal Obligations in which the Fund invests will be of high quality and present minimal credit risks. Although the Tax Free Fund does not anticipate doing so in normal circumstances to a significant extent, it may hold uninvested cash reserves, which would adversely affect its yield.

    Although the Tax Free Fund will attempt to invest 100% of its assets in Municipal Obligations, it reserves the right to invest up to 20% of the value of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or which constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The Tax Free Fund may invest more than 25% of its assets in Municipal Obligations secured by bank letters of credit or guarantees. In view of this possible "concentration" in these Municipal Obligations with bank credit support, an investment in Tax Free Fund shares should be made with an understanding of the characteristics of the banking industry and the potential risks associated with such an investment. All investments of the Tax Free Fund will mature or will be deemed to mature within 397 days from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Tax Free Fund's portfolio will be deemed to be the longer of the demand period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

    As a fundamental policy, the Tax Free Fund, during periods of normal market conditions, will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals.

    As a non-fundamental policy, the assets of the Tax Free Fund will only be invested in obligations that satisfy certain ratings and other criteria. For descriptions of these criteria and of certain types of investments that may be purchased by the Tax Free Fund, including variable rate demand instruments, "when-issued" securities and stand-by commitments, as well as further information regarding the investment policies and techniques of the Tax Free Fund, see "Additional Information on Investment Policies and Techniques".

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                    VISTA U.S. GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Fund is to provide its shareholders with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the U.S. Government Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES -- The U.S. Government Fund seeks to achieve its investment objective by investing at least 80% of its assets in obligations that are issued or guaranteed by the U.S. Treasury, by agencies of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by U.S. Government obligations or other securities in which the U.S. Government Fund is permitted to invest. The U.S. Government Obligations in which the Fund invests will be of high quality and present minimal credit risks. Although the U.S. Government Fund does not anticipate doing so in normal circumstances, it may hold uninvested cash reserves, which would adversely affect its yield. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the U.S. Government Fund.

    U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the United States include the Department of Housing and Urban Development, the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration and the Small Business Administration. The U.S. Government agencies and instrumentalities that issue or guarantee securities not backed by the "full faith and credit" of the U.S. Government include, but are not limited to, the Federal Farm Credit

System, the Federal Land Banks, the Federal Intermediate Credit Banks, the Banks for Cooperatives, the Federal Home Loan Banks, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

    Securities issued or guaranteed by GNMA, FNMA or FHLMC typically may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by the U.S. Government Fund at then prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments are received.

    The U.S. Government Fund intends to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities have involved little risk of loss of interest or principal, if held to maturity. All investments of the U.S. Government Fund will mature or will be deemed to mature within 397 days from the date of acquisition. In addition, the U.S. Government Fund intends to have a dollar weighted average maturity of its portfolio securities of 60 days or less. Securities in which the U.S. Government Fund will invest may not earn as high a level of current income as long term or lower quality securities.

    Shareholder approval is required to change any of the investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                         VISTA GLOBAL MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the Global Fund is to seek as high a level of current income as is consistent with high stability and liquidity of capital. The investment objective of the Global Fund may not be changed unless approved by the holders of a majority of the Global Fund's outstanding shares.

    INVESTMENT POLICIES -- The Global Fund seeks to achieve its investment objective by investing in (i) U.S. Dollar denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets as reported in recognized financial publications, or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and
(v) repurchase agreements related to these securities. The securities in which the Global Fund invests, described in greater detail under "Additional Information on Investment Policies and Techniques," will be of high quality and present minimal credit risks. To the extent that the Global Fund is invested in STRIPS (see "Additional Information on Investment Policies and Techniques--Global Fund"), those securities may be subject to greater fluctuation of market value than other securities in which the Global Fund invests. There can be no assurance that the Global Fund will achieve its investment objective.

    It is anticipated that, in normal circumstances, the Global Fund's assets will include securities of issuers in at least three countries, including the United States. However, all of the Fund's investments will be in U.S. Dollar denominated securities with remaining maturities of 397 days or less. Securities in which the Global Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Certain instruments issued or guaranteed by issuers, including the U.S. Government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The dollar weighted average maturity of the Fund will be 90 days or less.

    Shareholder approval is not required to change any of the investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                        VISTA FEDERAL MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Federal Fund is to seek maximum current income consistent with the preservation of capital and maintenance of liquidity. The investment objective of the Federal Fund may not be changed unless approved by the holders of a majority of the Federal Fund's outstanding shares.

    INVESTMENT POLICIES-- The Federal Fund seeks to achieve its investment objective by investing primarily in direct obligations of the U.S. Treasury with remaining maturities of 13 months or less such as Treasury Bills and Notes. The Federal Fund may also from time to time invest in obligations with remaining maturities of 13 months or less issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System, Tennessee Valley Authority and the Student Loan Marketing Association. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law.

    Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the fund, will be considered by the state to have retained exempt status, and whether the Federal Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "Tax Matters". Due to state income tax considerations, the Fund will not enter into repurchase agreements.

    All of the Federal Fund's investments will have remaining maturities of 397 days or less. The dollar weighted average maturity of the Federal Fund will be 90 days or less.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Federal Fund. The Federal Fund may from time to time engage in portfolio trading for liquidity purposes in order to enhance its yield, or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Federal Fund may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have increased or decreased since its acquisition.

    The Federal Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government including U.S. Treasury Bills, Bonds, and Notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund may also invest in selected securities issued by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). These obligations are usually issued at a discount to their "face value" and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Federal Fund's investments in these securities will be limited to U.S. Treasury Receipts and "interest only" stripped securities that have been issued or guaranteed by the U.S. Government which are registered under the STRIPS program.

    To the extent permissible by federal and state law, the Federal Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. Substantially all dividends paid to shareholders residing in certain states will be exempt or excluded from state income tax. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company such as the Federal Fund that are attributable to interest obligations of the U.S. Treasury and certain U.S. Government agencies and instrumentalities are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Investors should be aware of the application of their state and local laws to investments in the Federal Fund.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

MANAGEMENT OF THE FUNDS

                                    ADVISER

    THE CHASE MANHATTAN BANK, N.A. manages the assets of the Funds pursuant to an Investment Advisory Agreement, dated October 25, 1994. Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for each Fund. For its services under the Investment Advisory Agreements, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. However, Chase may, from time to time, voluntarily waive all or a portion of its fees payable under the Investment Advisory Agreements.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, the Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Efffective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

    CERTAIN RELATIONSHIPS AND ACTIVITIES. Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased on behalf of any Fund. The Adviser has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Adviser or in the possession of any affiliate of such Adviser, including the division of Chase that performs services for the Trust as Custodian. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated April 15, 1994 (the "Administration Agreement"), Chase serves as Administrator of the Trust. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; arranging for the maintenance of books and records; and providing office facilities necessary to carry out its duties. For these services and facilities, the Administrator is entitled to receive from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets. However, the Administrator may, from time to time, voluntarily waive all or a portion of its fees payable under the Administration Agreement. The Administrator, pursuant to the terms of the Administration Agreement, shall not have any responsibility or authority for each Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement described below without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, Chase believes that the Court's decision, and these other decisions of federal banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, Chase believes, based on advice of its counsel, that it may serve as shareholder servicing agent to the Funds and render the services described in the shareholder servicing agreements, and Chase believes, based on advice of its counsel, that it may serve as Custodian to the Trust and render the services set forth in the Custodian Agreement, as appropriate, incidental national banking functions and as proper adjunct to its serving as investment adviser and administrator to the Funds.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent Chase from continuing to perform investment advisory, shareholder servicing, custodian or other administrative services for the Funds. If that occurred, the Trust's Board of Trustees promptly would seek to obtain for the Funds the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Trust believes that, if necessary, the switch to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Funds' operations.

    In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

The Vista Shares are continuously offered for sale without a sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor") after an order is received and accepted by the Transfer Agent, provided it is transmitted prior to 12:00 noon, Eastern time for the CA Tax Free Fund, New York Tax Free Fund and Tax Free Fund and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, the Global Fund and the Federal Fund, on any business day during which the New York Stock Exchange and the Adviser are open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Funds--Net Asset Value"). Orders for Vista Shares received and accepted prior to the above designated times will be entitled to all dividends declared on such day.

    It is anticipated that each Vista Shares' net asset value will remain constant at $1.00 per share and each Fund will employ specific investment policies and procedures to accomplish this result. Shares of each Fund are being offered to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Fund) or to customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with VBDS. An investor may purchase Vista Shares by authorizing his Shareholder Servicing Agent, broker or financial institution to purchase such Shares on his behalf through the Distributor, which the Shareholder Servicing Agent, broker or financial institution must do on a timely basis. All share purchases must be paid for in U.S. dollars, and checks must be drawn on U.S. banks. In the event a check used to pay for shares purchased is not honored by the bank on which it is drawn, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund or its agents.

    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Vista Shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, transaction fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the yield on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian--Shareholder Servicing Agents"), which will have the effect of increasing the yield on the investment of customers of that Shareholder Servicing Agent. Shareholder Servicing Agents may also increase or reduce the minimum dollar amount required to invest in the Funds and waive any applicable holding periods.

    Each Fund intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, each Fund must have federal funds available to it (i.e., monies credited to the account of such Fund's custodian bank by a Federal Reserve Bank). Each Shareholder Servicing Agent has agreed to provide each of the Vista Shares with federal funds for each purchase at the time it transmits the order for such purchase to the Distributor. Therefore, each shareholder and prospective investor should be aware that if he does not have sufficient funds on deposit with, or otherwise immediately available to, his Shareholder Servicing Agent, there may be a delay in transmitting and effecting his purchase order since his Shareholder Servicing Agent will have to convert his check, bank draft, money order or similar negotiable instrument into federal funds prior to effecting the purchase order. In such case, the purchase order will be effected at the purchase price per share next determined after the conversion to federal funds has been accomplished. If such a delay is necessary, it is expected that in most cases it would not be longer than two business days.

    Each of the Vista Shares reserves the right to cease offering shares for sale at any time, to reject any order for the purchase of shares and to cease offering any services provided by a Shareholder Servicing Agent. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

                                                   MINIMUM
                                                   INITIAL
    ACCOUNT TYPE                                  INVESTMENT
---------------------------------------   --------------------------
Individual.............................             $2,500(1)
Individual Retirement Account (IRA)....             $1,000(2)
Spousal IRA............................             $  250
SEP-IRA................................             $1,000(2)
Purchase Accumulation Plan.............             $  250(3)
Payroll Deduction Program (401K, 403B,
  Keogh)...............................             $  100(4)

------------
(1) Employees of the Adviser and its affiliates, and certain Qualified Persons are eligible for a $1,000 minimum initial investment.
(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.
(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.
(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Funds, an investor should contact his Shareholder Servicing Agent.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with SIGNATURE GUARANTEE to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                  REDEMPTIONS

    A shareholder may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by a Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 12:00 noon, Eastern time for the CA Tax Free Fund, New York Tax Free Fund and Tax Free Fund and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Global Fund and Federal Fund on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption normally will be paid on the Fund Business Day the redemption is effected, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed until the purchase check has cleared, which may take up to fifteen days. Similarly, the forwarding of proceeds from redemption of shares which were purchased by Automatic Clearing House transfer may be delayed up to 7 calendar days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Vista Shares by authorizing his Shareholder Servicing Agent or its agent to redeem such shares which the Shareholder Servicing Agent or its agent must do on a timely basis.

    The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records.

    Although the Funds generally retains the right to pay the redemption price of shares in kind with securities (instead of cash) the Trust has filed an election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired or mailed directly to a previously designated domestic commercial bank account. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 12:00 noon, Eastern time for the CA Tax Free Fund, New York Tax Free Fund and Tax Free Fund and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, the Global Fund and the Federal Fund on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists. Payment may also be delayed on days when the Federal Reserve Bank is closed.

    AUTOMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of a Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account to his order. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st or 15th day of the month following the end of the selected payment period.

    For further information as to how to direct a Shareholder Servicing Agent to redeem shares of a Fund, a shareholder should contact his Shareholder Servicing Agent.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. Each Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days' notice prior to the redemption.

                              EXCHANGE PRIVILEGES

    Shareholders of the Vista Shares of the Funds may exchange at relative net asset value among such Vista Shares of each of the Funds, and may exchange at relative net asset value plus any applicable sales charges, the Vista Shares of a Fund for the shares of the non-money market Vista Mutual Funds of the Trust or for the shares of the non-money market Vista Funds of Mutual Fund Group ("MFG"),an affiliated investment company, of which Chase is the adviser and VBDS is the distributor, in accordance with the terms of the then-current prospectus of the Fund being acquired. The prospectus of the Vista Mutual Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. With respect to exchanges into a fund which charges a front-end sales charge, such sales charge will not be applicable if the shareholder previously acquired his Vista Shares by exchange from such fund.

    Under the Exchange Privilege, Shares of a Fund may be exchanged for shares of other Funds of the Trust or MFG only if those Funds are registered in the states where the exchange may legally be made. In addition, the account registration for the Vista Fund (whether a Fund of the Trust or MFG) into which shares of the Funds are being exchanged must be identical to that of the account registration for the Fund from which shares are being redeemed. Any such exchange may create a gain or loss to be recognized for Federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Vista Service Center.

    MARKET TIMING. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Fund's Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the

Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fradulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Funds or their agents are authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Funds in writing. Shareholders agree to release and hold harmless the Funds, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Funds or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Funds may also establish and revise, from time to time, account minimums and transactions or amount restrictions on purchases, exchanges, redemptions, checkwriting services, or other transactions permitted in connection with shareholder accounts. The Funds may also require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Funds. The Funds may refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to individual investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to each Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Funds, including the status of distributions from a Fund in his own state and locality and the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Tax Free Funds.

    Each Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund is treated as a "regulated investment company" and all its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on amounts so distributed. If for any taxable year a Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions to shareholders will be taxable to the extent of each Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by a Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by a Tax Free Fund of its tax-exempt interest income (net of expenses) are designated as "exempt-interest dividends" which are excluded from gross income for regular federal income tax purposes. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Each Fund will seek to avoid recognition of capital gains.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends, capital gain dividends and exempt-interest dividends, will be sent to each Fund's shareholders promptly after the end of each year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Funds. Generally, shareholders are subject to backup withholding if they have not provided the Funds with a correct taxpayer identification number and certain required certifications.

    U.S. GOVERNMENT FUND. Shareholders of the U.S. Government Fund (other than tax-exempt shareholders) will be subject to federal income tax on the ordinary income dividends and any capital gain dividends from the Fund and may also be subject to state and local taxes. The laws of some states and localities, however, exempt from some taxes dividends such as those paid on shares of the U.S. Government Fund to the extent such dividends are attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities. The U.S. Government Fund intends to advise its shareholders of the proportion of their ordinary income dividends which are attributable to such interest.

    The State of New York for example, exempts from its personal income tax dividends such as those paid on shares of the U.S. Government Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, provided that at least 50% of the Fund's portfolio consists of such obligations and the Fund complies with certain notice requirements. The New York State Department of Taxation and Finance (like most other states) currently takes the position, however, that certain obligations backed by the full faith and credit of the U.S. Treasury, such as GNMA Certificates and repurchase agreements backed by any U.S. Government obligation, do not constitute exempt obligations of the U.S. Government. Under present market conditions, it is expected that less than 50% of the U.S. Government Fund's portfolio will consist of obligations which the New York State Department of Taxation and Finance views as exempt. Accordingly, it is likely that no portion of the dividends paid on shares of the U.S. Government Fund will be exempt from New York State personal income tax.

    Shareholders are urged to consult their tax advisers regarding the possible exclusion from state and local income tax of a portion of the dividends paid on shares of the U.S. Government Fund which is attributable to interest from obligations of the U.S. Government and its agencies and instrumentalities.

    TAX FREE FUNDS. In accordance with the investment objectives of the Tax Free Funds, it is expected that most or all of the net investment income of each Tax Free Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of any Tax Free Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of each Tax Free Fund's investment objective. As a result, most or all of the dividends paid out of each Tax Free Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from a Tax Free Fund made during each fiscal year and may differ from the actual percentage for any particular month. Any dividends paid out of any net long-term or short-term capital gains will be taxable to shareholders, although the Tax Free Funds will seek to avoid recognition of capital gains.

    Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by a Tax Free Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax.

    Interest on indebtedness incurred, or continued, to purchase or carry shares of a Tax Free Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to

"substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of a Tax Free Fund.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. Shareholders of a Tax Free Fund may be exempt from state and local taxes on exempt-interest dividends paid out of interest on Municipal Obligations of the state and/or municipalities of the state in which they reside but may be subject to state and local tax on exempt-interest dividends paid out of interest on Municipal Obligations of other jurisdictions. To the extent that exempt-interest dividends from the N.Y. Tax Free Fund are paid out of interest on New York Municipal Obligations, the dividends will be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder. The annual tax information statements referred to above, when sent to shareholders of the N.Y. Tax Free Fund, will indicate the New York State and New York City personal income tax status of distributions by the Fund. Exempt-interest dividends from the N.Y. Tax Free Fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

OTHER INFORMATION CONCERNING SHARES OF THE FUNDS

                                NET ASSET VALUE

The net asset value of the Shares of each Fund is determined as of 12:00 noon, Eastern time for each of the Tax Free Funds and 2:00 p.m., Eastern time for the U.S. Government Fund, the Global Fund and the Federal Fund, on each Fund Business Day, by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of its shares outstanding at the time the determination is made. The portfolio securities of each Fund are valued at their amortized cost pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized under "Additional Information on Investment Policies and Techniques." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and these Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share, and consideration of certain actions before such deviation exceeds 1/2 of 1%. Income earned on a Fund's investments is accrued daily and the Net Income, as defined under "Distributions and Dividends" below, is declared each Fund Business Day as a dividend. See "Determination of Net Asset Value" in the Statement of Additional Information for further information regarding determination of net asset value and the procedures to be followed to stabilize the net asset value at $1.00 per share.

                          DISTRIBUTIONS AND DIVIDENDS

    The net income of the Vista Shares is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, Eastern time for each of the Tax Free Funds and 2:00 p.m., Eastern time for the U.S. Government Fund, the Global Fund and the Federal Fund. All the net income, as defined below, of the Vista Shares so determined is declared in shares as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly on or about the last business day of each month (or on such other date in each month as the shareholder's Shareholder Servicing Agent may designate as the dividend distribution date with respect to a particular shareholder). Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of additional shares at the rate of one share (and fractions thereof) for each one dollar (and fractions thereof) of dividend income.

    For this purpose, the net income of the Vista Shares (from the time of the immediately preceding determination thereof) shall consist of all income accrued, including the accretion of discounts, except for the Tax Free Funds, less the amortization of any premium on the portfolio assets of such Fund, less all actual and accrued expenses determined in accordance with generally accepted accounting principles. As noted above, securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

    Since the net income of the Vista Shares is declared as a dividend each time its net income is determined, the net asset value per share (i.e., the value of its net assets divided by the number of its shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his account.

    It is expected that the Vista Shares will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If, and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding shares will be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment. Thus, the net asset value per share will be maintained at a constant $1.00.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans ("Distribution Plans") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans will benefit each of the Vista Shares and its respective shareholders.

    Each Distribution Plan provides that each Fund (other than the Global Fund) shall pay distribution fees (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% for the Vista Shares of the Tax Free Funds and 0.10% for Vista Shares of the U.S. Government Fund and the Federal Fund of the average daily net assets for distribution services. There is no Distribution Plan for the Global Fund. Since the Basic Distribution Fee is not directly tied to its expenses, the amount of Basic Distribution Fees paid by each of the Vista Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). However, the Vista Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid. The Trustees have also adopted distribution plans for the Premier Shares of the Tax Free Fund and the U.S. Government Fund. Such plans are identical in all material respects to the Distribution Plans described above, except that the basic Distribution Fees under such plans may not exceed 0.20% of the Tax Free Fund's Premier Share's average daily net assets, and 0.10% of the U.S. Government Fund's Premier Shares average daily net assets. No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by the other class of shares of such Fund.

    Under the Distribution Plan, the Tax Free Funds are permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Fund under the Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 15, 1994, (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of each Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from each Fund at an annual rate equal to 0.05% of each Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Funds, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Funds incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it by each Fund under the Distribution and Sub-Administration Agreement.

                                    EXPENSES

    Each of the Funds intends to pay all or its pro rata share of expenses, including the compensation of the Trustees; all fees under its Distribution Plan; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, Shareholder Servicing Agent, or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset values of the Vista Shares; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreements, the administration fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

    Pursuant to offering multiple classes of shares, certain expenses of the Funds are borne by certain classes, either exclusively, or in a manner which approximates the proportionate value received by the Class as a result of the expense being incurred.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    Shareholders of the Vista Shares bear the fees and expenses described in this Prospectus. Similarly, shareholders of each counterpart Premier Shares and Institutional Shares bear the fees and expenses described in the prospectus for such classes of Shares. The fees paid by the Vista Shares to the Distributor and Shareholder Servicing Agent under the distribution plan and shareholder servicing arrangements for distribution expenses and shareholder services provided to investors by the Distributor and Shareholder Servicing Agents are more than the respective fees paid under distribution plans and shareholder servicing arrangements adopted for its counterpart Premier Shares. Moreover, the Institutional Shares pay no fees under distribution plans or shareholder servicing arrangements. As a result, at any given time, the net yield on the Vista Shares will be approximately .10% to .25% lower then the yield on its counterpart Premier Shares and approximately .30% to .50% lower than the yield on the counterpart Institutional Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of each series or class or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

    On October 28, 1994, certain mutual fund series of Mutual Fund Group ("MFG"), an affiliated investment company, underwent a statutory reorganization to become series of the Trust. The CA Tax Free Fund, N.Y. Tax Free Fund, Tax Free Fund, U.S. Government Fund, Global Fund and Prime Fund are such series and, therefore, certain information contained in this prospectus reflects the history of those Funds, since their inception as series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of the reorganization.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status, history, the manner in which purchases and redemptions of shares may be effected for each Fund or class of shares as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to a Fund or class of shares; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of each Fund or class of shares, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and transmit to the Funds proxies executed by shareholders with respect to meetings of shareholders of each Fund or class of shares; vote the outstanding shares of each Fund or class of shares whose shareholders do not transmit executed proxies or attend shareholder meetings in the same proportion as the votes cast by other shareholders of the Fund or class represented at the shareholder meeting and provide such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

    For performing these services, each Shareholder Servicing Agent for the Vista Shares and Premier Shares receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis for each Fund's then-current fiscal year, 0.25% for the Vista Shares of the Tax Free Funds, 0.25% for U.S. Government Fund, Global Fund and Federal Fund, and, 0.20% for the Premier Shares of the Tax Free Funds and 0.10% for each of the Premier Shares of the U.S. Government Fund, Global Fund and Federal Fund, of the average daily net assets represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive a portion of the fees payable to it. As explained above, the Institutional Shares do not pay Shareholder servicing fees. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities such as each Fund's shares. The Trust, on behalf of the Funds, will engage banks, including Chase and its affiliates, as Shareholder Servicing Agents only to perform advisory, custodian, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, the management of the Trust believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities for the Trust, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or a part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain as shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of each Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trust does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

                          TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Trust. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to preform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Trust's Custodian does not determine the investment policies of the Funds or decide which securities will be bought or sold on behalf of the Funds or otherwise have access to or share material inside information with the internal division that performs advisory services for the Funds.

                         TAX SHELTERED RETIREMENT PLANS

    Shares of each Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401K, and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

                     SPECIFIC FUND POLICIES AND INFORMATION

    U.S. GOVERNMENT FUND. The U.S. Government Fund may engage in transactions involving reverse repurchase agreements in an amount not to exceed 5% of the Fund's total assets. Reverse repurchase agreements involve the sale of money market securities held by the U.S. Government Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing transactions by the U.S. Government Fund. During the time a reverse repurchase agreement is outstanding, the U.S. Government Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. For additional information regarding reverse repurchase agreements, see "Investment Objectives, Policies and Restrictions--Investment
Policies: Reverse Repurchase Agreements" in the Statement of Additional Information.

    The U.S. Government Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the U.S. Government Fund were required to liquidate any of them, it might not be able to do so advantageously. For additional information on these types of securities, see "Investment Objectives, Policies and Restrictions--Investment Policies: Specialized Kinds of Government Agency Securities" in the Statement of Additional Information.

    If securities issued or guaranteed by GNMA, FNMA or FHLMC are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss to the U.S. Government Fund of the premium, which may be particularly likely in the event of a prepayment.

    CALIFORNIA TAX FREE FUND, N.Y. TAX FREE FUND AND TAX FREE FUND. As a non-fundamental policy, the assets of the CA Tax Free Fund, N.Y. Tax Free Fund and the Tax Free Fund (collectively, the "Tax Free Funds") will be invested only in Municipal Obligations that qualify under one of the following categories:

        (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard and Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch"), or, if not rated, are of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust, relating to the credit evaluation of the obligor on the bonds or of the bank issuing a guaranty or letter of credit in support of the bonds or of any insurance issued in support of the bonds.

        (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG-1 or MIG-2 by Moody's, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch, or if not rated, are of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust. The principal kinds of municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

        (3) Municipal commercial paper that is rated Prime-1 by Moody's, A-1 by Standard & Poor's or F-1 by Fitch or, if not rated, is of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements (see "Investment Objectives, Policies and Restrictions--Investment Policies: Repurchase Agreements" in the Statement of Additional Information) or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

    While Municipal Obligations satisfying the foregoing criteria may not earn as high a level of current income as securities with longer terms or of lower quality, those securities would generally be less liquid and subject to a higher degree of price fluctuation than such Municipal Obligations. For descriptions of the ratings of Standard & Poor's, Moody's and Fitch, see "Description of Ratings" in Appendix A.

    In view of the possible "concentration" of each Tax Free Fund in Municipal Obligations secured by bank letters of credit or guarantees, an investment in a Tax Free Fund should be made with an understanding of the characteristics of the banking industry and the risks associated with such an investment. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. For further information concerning variable rate demand instruments, see "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.

    THE GLOBAL FUND may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof include certain U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are primarily supported by the full faith and credit of the U.S. Treasury, such as securities of the Small Business Administration. The Global Fund may also invest in selected securities issued or guaranteed by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). In addition, the Global Fund may invest in those obligations supported by (i) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (ii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or (iii) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies and instrumentalities as described in clauses

(i), (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously.

COMMON FUND POLICIES AND OTHER INFORMATION

    Other Securities. The Global Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities, including "Treasury Receipts", "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS"). These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

    Domestic Bank Obligations. The domestic bank obligations in which the Global Fund may invest consist of certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    Foreign Bank Obligations. The foreign bank obligations in which the Global Fund may invest consist of U.S. Dollar denominated obligations issued or guaranteed by foreign banks, including foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    Commercial Paper and Other Short-Term Obligations. The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Global Fund other than those of bank holding companies, include obligations which are (i) rated Prime-I by Moody's, A-1 by Standard & Poor's or F-1 by Fitch; or (ii) determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Global Fund at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, Standard & Poor's or Fitch. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Global Fund include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

    The Global Fund also may purchase floating and variable rate demand notes and bonds, which are obligations normally having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Global Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Global Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Global Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Global Fund may invest. The Adviser, on behalf of the Global Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. The Global Fund will not invest more than 10% of the value of their respective total assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.

    Securities of Foreign Governments and Supranational Agencies. The Global Fund may invest in obligations of supranational agencies, such as the International Bank for Reconstruction and Development, also known as the World Bank, which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

    The Global Fund will limit its investments in U.S. Dollar denominated foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada.

    Other Investment Policies and Restrictions. The Global and Federal Funds have adopted certain fundamental investment restrictions set forth in the Statement of Additional Information, which include a restriction that such Fund will not borrow money (excluding entering into reverse repurchase agreements) except from banks and only for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities; provided that such borrowings in the aggregate may not exceed 10% of the value of the Fund's total assets (including the amount borrowed) at the time of such borrowing. The Global and Federal Funds will not purchase investment securities when the Fund's outstanding borrowings exceed 5% of the value of its respective total assets. The Global Fund may invest up to 25% of their respective total assets in the securities of issuers in any industry. There is no limitation on investments of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Global Fund's concentration policy regarding the U.S. and foreign banking industries may involve certain additional credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries.

    The Global Fund may invest not more than 10% of their respective total assets in repurchase agreements maturing in more than seven days or in other nonmarketable or illiquid securities maturing in more than seven days, including reverse repurchase agreements. The Funds, except for the Tax Free Fund, may invest in reverse repurchase agreements which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing by the Funds. During the time a reverse repurchase agreement is outstanding, the Global Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high quality debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Repurchase Agreements involve the risk that the market value of the Fund's portfolio securities transferred may decline below the price at which the Fund is obligated to repurchase the securities. Further, because a reverse repurchase agreement entered into by a Fund constitutes borrowing, it may have a leveraging effect.

    Risk Factors. Foreign bank obligations include fixed time deposits which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. The Global Fund will not invest more than 10% of their respective total assets in fixed time deposits. Fixed time deposits do not have a market and therefore may be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

    U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

    Foreign securities issued by foreign governments, any of their political subdivisions, agencies and instrumentalities, debt obligations issued by foreign banks and their branches and commercial paper issued by foreign issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, that there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to United States issuers. In addition, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

    REPURCHASE AGREEMENTS. Each Fund, other than the Federal Fund, may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy by the Trustees and only if fully collateralized by U.S. Government obligations or other securities in which such Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by a Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, such Funds, through their custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for such Funds to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of such a Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. Each Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by a Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of a Fund's total assets will be committed to such purchases. A Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by an Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, a Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. Any gain resulting from any such sale would not be tax-exempt. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objectives, Policies and Restrictions--Investment
Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    STAND-BY COMMITMENTS. When a Tax Free Fund purchases Municipal Obligations, stand-by commitments from banks with respect to such Municipal Obligations may also be acquired. The Tax Free Funds also reserve the right to, and may in the future, acquire stand-by commitments from broker-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at a Tax Free Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by a Fund with respect to a particular Municipal Obligation held in its portfolio. Not more than 10% of the total assets of each Tax Free Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

    The Tax Free Funds intend to acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The purpose of this practice is to permit a Tax Free Fund to be fully invested in securities, the interest on which is excluded from gross income for federal income tax purposes, while preserving the necessary liquidity to purchase securities on a "when-issued" or "forward delivery" basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

    The stand-by commitments that may be entered into are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Tax Free Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Municipal Obligations with the additional security provided by a stand-by commitment will cost a Tax Free Fund more, directly or indirectly, than comparable securities without such a commitment, thus providing a lower yield than would be available from such other securities. The Tax Free Funds will not purchase Municipal Obligations with stand-by commitments from the Adviser or any bank affiliated with the Adviser, and have no present intention of acquiring Municipal Obligations with stand-by commitments from Shareholder Servicing Agents or banks affiliated with Shareholder Servicing Agents. For further information concerning stand-by commitments, see "Investment Objectives, Policies and Restrictions-- Investment Policies: Stand-by Commitments" in the Statement of Additional Information.

    VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. The variable rate demand instruments that may be purchased by a Tax Free Fund are tax exempt obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at anytime or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. With respect to the U.S. Government Fund, certain Government securities provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The variable rate securities in which the above-referenced Funds may be invested include participation certificates (and, with respect to the U.S. Government Fund, certificates of indebtedness) issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations ("Participation Certificates"). Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. With respect to the Tax Free Funds, these instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by one of the Funds, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Trustees have determined meets the prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government Securities. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.)

    The Adviser will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold by a Fund, it is intended that they be held until maturity, except under certain specified circumstances. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.)

    As a result of the variable rate nature of these investments, a Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolios of the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolios of these Funds, the Advisers seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by each Adviser in managing the portfolios of these Funds, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Since money market instruments are generally purchased in principal transactions, the Funds pay no brokerage commissions. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    EFFECT OF RULE 2A-7 ON PORTFOLIO MANAGEMENT. The portfolio management of each Fund is intended to comply with the provisions of Rule 2a-7 of the 1940 Act (the "Rule") under which, if a Fund meets certain conditions, it may use the "amortized cost" method of valuing its securities. Under the Rule, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain kinds of instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period remaining until they can be executed.

    In accordance with the provisions of the Rule, the U.S. Government Fund, the Global Fund, and the Federal Fund must: (i) maintain a dollar weighted average portfolio maturity (above) not in excess of 90 days (however, the U.S. Government Fund does not plan to have a dollar weighted average portfolio maturity in excess of 60 days); (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Trustees determines present minimal credit risks, and which are of "high quality" as determined by at least two major rating services; or, in the case of any instrument that is split-rated or not rated, of comparable quality as determined by the Board; and (iii) not purchase any instruments with a remaining maturity (see above) of more than 397 days. The Rule also contains special provisions as to the maturity of variable rate and floating rate instruments. In accordance with the Rule, each of Tax Free Funds must (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 397 days or less and
(iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization), or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees.

                           SPECIAL FACTORS AFFECTING
                             MUNICIPAL OBLIGATIONS

    Investors of the N.Y. Tax Free Fund should consider carefully the special risks inherent in investments in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market value of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or other municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. In addition, the effects of actual and proposed changes in Federal and State tax laws, as well as the significant slowdown in the New York and regional economy, have added substantial uncertainty to estimates of the State's tax revenues, which resulted in the State's overestimate of General Fund tax receipts in the 1992 fiscal year by $575 million. The 1992 fiscal year was the fourth consecutive year in which the State incurred a cash-basis operating deficit in the General Fund and issued deficit notes. The State's 1992-93 fiscal year, however, was characterized by national and regional economies that performed better than projected in April 1992. National gross domestic product, State personal income, and employment and unemployment in the State were estimated to have performed better than originally projected in April 1992. After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, General Fund receipts would have been $716 million higher than originally projected. There can be no assurance that the State will not face substantial potential budget gaps in future years. In 1990, Moody's and S&P lowered their ratings of the State's general obligation debt from A-1 to A and AA- to A, respectively. In addition, Moody's and S&P lowered their ratings of New York's short-term notes from MIG-1 to MIG-2 and from SP-1 + to SP-1, respectively. The rating changes reflected the rating agencies' concerns about the State's financial condition, its heavy debt load and economic uncertainties in the region. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1. On April 29, 1991, S&P downgraded the City's general obligation revenue anticipation notes from SP-1 to SP-2, citing a budget impasse at the State level that would leave the City at risk if the State was unable to forward promised State aid before the end of the City's fiscal year June 30. On January 6, 1992, Moody's lowered the ratings on certain appropriation-backed debt of New York State and its agencies from A to Baa1. On January 13, 1992, S&P lowered from A to A- the ratings of New York State general obligation bonds. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered. A complete discussion of the risks associated with investments in obligations of New York issuers is contained in the Statement of Additional Information.

    A number of pending court actions have been brought against or involve the State, its agencies, or other municipal subdivisions of the State, which actions relate to financing, the use of tax or other revenues for the payment of obligations and claims that would require additional public expenditures. Adverse decisions in such cases could require extraordinary appropriations or expenditure reductions or both and might have a materially adverse effect on the financial condition of the State and its agencies and municipal subdivisions. Any such adverse effect could affect, to some extent, all municipal securities issued by the State, its agencies, or municipal subdivisions.

    To the extent that State agencies and local governments seek special State assistance, the ability of the State to pay its obligations as they become due or to obtain additional financing could be adversely affected, and the marketability of notes and bonds issued by the State, its agencies, and other governmental entities may be impaired.

    Risk Factors--Investing in California Municipal Obligations. The State of California's bond ratings were lowered from AAA to A+ by S&P from AAA to AA by Fitch and from Aaa to Aa1 by Moody's. S&P has also placed the State of California on Credit Watch. California is experiencing its deepest recession since the 1930's. Risks also result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. These circumstances may have the effect of impairing the ability of California issuers to pay interest on, or repay the principal of, their municipal obligations. A more detailed discussion of this subject is contained in the Fund's Statement of Additional Information. If in the future an adequate supply of municipal obligations of California issuers ceased to be available, the Fund's Board of Trustees would consider recommending alternatives to shareholders, such as changing the Fund's investment objective or liquidating the Fund. The Manager does not believe that the current economic conditions in California will have a significant adverse effect on the Fund's ability to invest in municipal obligations.

    The foregoing is only a summary and is based on information from statements relating to securities offerings of New York and California issuers. A more detailed description of special factors affecting investments in New York and California Municipal Obligations of which investors should be aware is set forth in Appendices C and D to the Statement of Additional Information.

    PORTFOLIO SECURITIES LENDING. Although the Funds do not intend to engage in such activity in the ordinary course of business, each Fund (other than the Tax Free Funds) is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 20% of the value of a Fund's total assets (30% in the case of the U.S. Government and Federal Funds). In connection with such loans, the Funds will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Funds can increase their income through the investment of such collateral. The Funds continue to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Funds might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with the Funds. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

    "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. Municipal Obligations consist of both notes and bonds. There are five major varieties of state and municipal notes: TAX ANTICIPATION NOTES ("TANS"); REVENUE ANTICIPATION NOTES ("RANS"); BOND ANTICIPATION NOTES ("BANS"); AND CONSTRUCTION LOAN NOTES ("CLNS").

    TANS AND RANS are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues (respectively) expected to be received within one year.

    BANS are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

    CLNS are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction, and therefore have security beyond that of the traditional BAN.

    Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of revenue bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities ("Private Activity Bonds"). Interest on the Private Activity Bonds is generally, with certain exceptions, excluded from gross income for federal income tax purposes pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. Private Activity Bonds in most cases, do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on Private Activity Bonds usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many Private Activity Bonds, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, Private Activity Bonds or the participation certificates in Private Activity Bonds purchased by a Fund will have liquidity because they will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by a Fund at any time.

YIELD AND PERFORMANCE INFORMATION

    From time to time, each of the Vista Shares may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Vista Shares in the future. From time to time, the yield of each of the Vista Shares, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to other relevant indices or to rankings prepared by independent services or other financial or industry publications, such as Lipper Analytical Services, Inc. or the Morningstar Mutual Funds on Disc, that monitor the performance of mutual funds. In addition, the yield of each of the Vista Shares may be compared to the Donoghue's Money Fund AveragesTM, compiled in the Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds. Also, each of the Vista Shares' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature. Each of the Vista Shares may, with proper authorization, reprint articles written about the Vista Shares and provide them to prospective shareholders.

    Each of the Vista Shares may provide its annualized "yield" and "effective yield" to current and prospective shareholders. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period shall be stated in any advertisement or communication with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that week is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The CA Tax Free Fund, the N.Y. Tax Free Fund and the Tax Free Fund (the "Tax Free Funds") may also quote a "tax equivalent yield." The "tax equivalent yield" refers to the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the CA Tax Free Fund, N.Y. Tax Free Fund or the Tax Free Fund. The use of a tax equivalent yield allows investors to compare the yield of the CA Tax Free Fund, the income from which is excluded for federal income tax purposes and exempt from California State personal income taxes, the yield of the N.Y. Tax Free Fund, the income from which is excluded for federal income tax purposes and exempt from New York State and New York City personal income taxes, or the yield of the Tax Free Fund which provides shareholders with income excluded for federal income tax purposes, with yields of money market funds which are not so tax-exempt.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of each of the Vista Shares will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's and the Shares' expenses. The Adviser, the Administrator, the Distributor and each Shareholder Servicing Agent may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield) of the Vista Shares during the period such waivers of fees or assumptions of expenses are in effect. These factors and possible differences in the methods used to calculate yields should be considered when comparing each of the Vista Shares' yields to those published for other money market funds and other investment vehicles. A Shareholder Servicing Agent may charge its customers direct fees in connection with an investment (see "Purchases and Redemptions of Shares--Purchases") which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent. Conversely, each of the Vista Shares is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares--Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning each of the Vista Shares' calculation of yield.

                               OTHER INFORMATION

    Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by each of the Tax Free Funds.

    More than 25% of the assets of the Tax Free Funds may be invested in securities to be paid from revenue of similar projects, which may cause a Fund to be more susceptible to similar economic, political, or regulatory occurrences (particularly with respect to the CA Tax Free Fund and the N.Y. Tax Free Fund, since most or all of the issuers in which each Fund invests are likely to be located in California and New York, respectively). The value of shares of the Tax Free Funds may be subject to greater risk than those of other mutual funds that do not permit such a practice.

    The Statement of Additional Information contains more detailed information about the Trust and the Funds, including information related to (i) each Fund's investment policies and restrictions, (ii) risk factors associated with each Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions and brokerage allocation, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of each Fund. The audited financial statements of each Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

                                                                      APPENDIX A

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's, Standard & Poor's and Fitch's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             DESCRIPTION OF MOODY'S
                      TWO HIGHEST MUNICIPAL BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aal.

                   DESCRIPTION OF MOODY'S TWO HIGHEST RATINGS
                         OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

    MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

      DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST MUNICIPAL BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                        DESCRIPTION OF STANDARD & POOR'S
            RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                             DESCRIPTION OF MOODY'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                          AND TAX-EXEMPT DEMAND BONDS

MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                                 [VISTA LOGO]

[VISTA LOGO]


Vista Service Center
P.O. Box 41932
Kansas City, MO 64141-6392

                                                       VISTA SHARES


                                                       Prospectus
                                                       and Application
----------------------------------------               ------------------------

INVESTMENT ADVISER AND ADMINISTRATOR                 * VISTA U.S. GOVERNMENT
The Chase Manhattan Bank, N.A.                         MONEY MARKET FUND

DISTRIBUTOR                                          * VISTA FEDERAL
Vista Broker-Dealer Services, Inc.                     MONEY MARKET FUND

TRANSFER AGENT                                       * VISTA GLOBAL
DST Systems, Inc.                                      MONEY MARKET FUND

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen                      * VISTA TAX FREE
Kamin & Frankel                                        MONEY MARKET FUND

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP                                 * VISTA NEW YORK TAX FREE
                                                       MONEY MARKET FUND

SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.
                                                     * VISTA CALIFORNIA TAX FREE
                                                       MONEY MARKET FUND



                                                            December 31, 1995

                                   PROSPECTUS
                         VISTA(SM) TAX FREE INCOME FUND        December 31, 1995

    VISTA TAX FREE INCOME FUND (the "Fund") seeks to provide its shareholders with monthly dividends which are excluded from gross income for federal income tax purposes as well as to protect the value of its shareholders' investment by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations (as defined at page A-1). In addition, the Fund will use futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. The Fund is a non-diversified series of Mutual Fund Trust (the "Trust"), an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994, presently consisting of 11 separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.

    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques" on page 27.

    THE CHASE MANHATTAN BANK, N.A. (THE "ADVISER") IS THE FUND'S INVESTMENT ADVISER, CUSTODIAN (THE "CUSTODIAN") AND ADMINISTRATOR (THE "ADMINISTRATOR"). VISTA BROKER-DEALER SERVICES, INC. ("VBDS") IS THE FUND'S DISTRIBUTOR AND IS UNAFFILIATED WITH CHASE. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.50% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares in the eighth year after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of Class B Shares."

    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated December 31, 1995, which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Financial Highlights......................................................     4
Investment Objective and Policies.........................................     5
Variable Distribution Method..............................................     6
Management of the Fund....................................................     7
Purchases and Redemptions of Shares.......................................     9
Tax Matters...............................................................    19
Other Information Concerning Shares of the Fund...........................    21
Shareholder Servicing Agents, Transfer Agent and Custodian................    25
Additional Information on Investment Policies and Techniques..............    27
Yield and Performance Information.........................................    32
Appendix A
    Description of Ratings................................................   A-1

EXPENSE SUMMARY

                                                                          CLASS A    CLASS B
                                                                          -------    -------
SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------------
Maximum Initial Sales Charge imposed on Purchases (as a percentage of
  offering price)*.....................................................      4.50%      None
Maximum Sales Charge imposed on Reinvested Dividends...................      None       None
Exchange Fee...........................................................      None       None
Maximum Contingent Deferred Sales Charge (as a percentage of redemption
  proceeds)+...........................................................      None          5%

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)
-----------------------------------------------------------------------
Investment Advisory Fee (After waiver of fees)**.......................       .03%       .03%
Rule 12b-1 Distribution Plan++ (After waiver of fees)**................       .20%       .75%
Administration Fee.....................................................       .02%       .02%
Other Expenses (After waiver of fees)**
--Sub-administration Fee...............................................       .05%       .05%
--Shareholder Servicing Fee............................................       .55%       .25%
--Other Operating Expenses+++..........................................       .55%       .55%
                                                                          -------    -------
                                                                              .90%      1.65%
                                                                          -------    -------
                                                                          -------    -------
EXAMPLE:
 You would pay the following expenses on a $1,000 investment in the
 Fund,
 assuming a 5% annual rate of return:

                                                                  ONE     THREE    FIVE      TEN
                                                                 YEAR     YEARS    YEARS    YEARS
                                                                 -----    -----    -----    -----
 Class A Shares(1)............................................     $54      $72      $93     $151
 Class B Shares:
   Assumes complete redemption at end of period (2)(3)........   $  68    $  85    $ 113    $ 156
   Assumes no redemption (3)..................................   $  17    $  52    $  90    $ 156

 ------------
    *  The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
   **  Fees waived on a month-to-month basis.
    +  The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchases; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
   ++  As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
  +++  A shareholder may incur a $10.00 charge for certain wire redemptions.
  (1)  Assumes deduction at the time of purchase of the maximum 4.50% initial sales charge, as applicable.
  (2)  Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
  (3)  Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.

   The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administration fee, sub-administration fee, shareholder servicing fee and other operating expenses that are expected to be incurred by the Fund after waiver of fees. Absent such waivers, the annual investment advisory fee, distribution fee, administrative fee, sub-administrative fee and shareholder servicing fee for the Fund would be 0.30%, 0.25%, (0.75% for Class B Shares), 0.10%, 0.05% and 0.25%. A more complete description of the Fund's expenses, including any potential fee waivers, is set forth herein.

   THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN YEARS SHOWN. THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for one Class A share and one Class B share for each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information set forth in the table below for each of the five years ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders. Shareholders can obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent.

                              TAX FREE INCOME FUND
                                   YEAR     11/4/93**    YEAR     11/1/93
                                   ENDED     THROUGH     ENDED    THROUGH                 YEAR ENDED OCTOBER 31,
                                  8/31/95   8/31/94+    8/31/95   8/31/94+   ------------------------------------------------
                                  -------   ---------   -------   --------    1993      1992       1991      1990      1989
                                  CLASS B    CLASS B    CLASS A   CLASS A    CLASS A   CLASS A   CLASS A    CLASS A   CLASS A
                                  SHARES     SHARES     SHARES     SHARES    SHARES    SHARES     SHARES    SHARES    SHARES
                                  -------   ---------   -------   --------   -------   -------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
Period..........................  $11.65     $ 12.51    $11.70    $ 12.70    $ 11.52   $ 11.12   $  10.43   $ 10.58   $ 10.63
 INCOME FROM INVESTMENT
   OPERATIONS:
   Net Investment Income........   0.498       0.423     0.585      0.475      0.662     0.731      0.727     0.723     0.756
   Net Gains or Losses in
    Securities (both realized
      and unrealized)...........   0.140      (0.707)    0.147     (0.847 )    1.412     0.556      0.693    (0.094)    0.006
                                  -------   ---------   -------   --------   -------   -------   --------   -------   -------
   Total from Investment
    Operations..................   0.638      (0.284)    0.732     (0.372 )    2.074     1.287      1.420     0.629     0.762
 LESS DISTRIBUTIONS:
   Dividends from net investment
    income......................   0.518       0.423     0.582      0.475      0.662     0.731      0.726     0.726     0.759
   Distributions from capital
    gains.......................    --         0.153      --        0.153      0.237     0.156      --        0.055     0.053
                                  -------   ---------   -------   --------   -------   -------   --------   -------   -------
   Total Distributions..........   0.518       0.576     0.582      0.628      0.899     0.887      0.726     0.781     0.812
Net Asset Value, End of
Period..........................  $11.77     $ 11.65    $11.85    $ 11.70    $ 12.70   $ 11.52   $  11.12   $ 10.43   $ 10.58
                                  -------   ---------   -------   --------   -------   -------   --------   -------   -------
                                  -------   ---------   -------   --------   -------   -------   --------   -------   -------
Total Return(1).................    5.70%     (2.35%)     6.53%    (2.99%)    18.72%    11.99%     13.98%     6.18%     7.48%
RATIOS/SUPPLEMENTAL DATA........
   Net Assets, End of Period
    (000 omitted)...............  $14,265    $11,652    $88,783   $98,054    $83,672   $17,548     $5,425    $3,973    $3,196
   Ratio of Expenses to Average
    Net Assets..................   1.61%       1.47%     0.85%      0.58%      0.23%     0.00%      0.04%     0.12%     0.00%
   Ratio of Net Income to
Average Net Assets..............   4.31%       3.95%     5.07%      4.75%      5.25%     6.26%      6.71%     6.86%     7.06%
   Ratio of expenses without
    waivers and assumption of
    expenses to Average Net
    Assets......................   1.97%       1.81%     1.47%      1.29%      1.20%     2.34%      4.04%     2.50%     2.50%
   Ratio of net investment
    income without waivers and
    assumption of expenses to
Average Net Assets..............   3.95%       3.61%     4.45%      4.03%      4.28%     3.92%      2.71%     4.48%     4.56%
   Portfolio Turnover Rate......    233%        258%      233%       258%       149%      266%       211%       89%      257%


                                             9/4/87*
                                                TO
                                    1988     10/31/87
                                  CLASS A    CLASS A
                                   SHARES     SHARES
                                  --------   --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
Period..........................  $  10.08   $ 10.00
 INCOME FROM INVESTMENT
   OPERATIONS:
   Net Investment Income........     0.738     0.059
   Net Gains or Losses in
    Securities (both realized
      and unrealized)...........     0.603     0.021
                                  --------   --------
   Total from Investment
    Operations......................     1.341     0.080
 LESS DISTRIBUTIONS:
   Dividends from net investment
    income......................     0.791     --
   Distributions from capital
    gains.......................     --        --
                                  --------   --------
   Total Distributions..........     0.791     --
Net Asset Value, End of
Period..........................  $  10.63   $ 10.08
                                  --------   --------
                                  --------   --------
Total Return(1).................    13.83%      5.41%
RATIOS/SUPPLEMENTAL DATA........
   Net Assets, End of Period
    (000 omitted)...............    $1,197      $101
   Ratio of Expenses to Average
    Net Assets..................     0.00%     0.00% #
   Ratio of Net Income to
    Average Net Assets..........     7.50%     7.35% #
   Ratio of expenses without
    waivers and assumption of
    expenses to Average Net
    Assets......................     2.00%     2.00% #
   Ratio of net investment
    income without waivers and
    assumption of expenses to
    Average Net Assets..........     5.50%     5.35% #
   Portfolio Turnover Rate......      422%       94%

------------
 # Periods less than one year have been annualized.
 * Commencement of operations.
** Commencement of offering of shares.
 + In 1994 the Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.

INVESTMENT OBJECTIVE AND POLICIES

    INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide its shareholders with monthly dividends which are excluded from gross income for federal income tax purposes, as well as to protect the value of its shareholders' investment.

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations (as defined on page 31). The Fund will also use futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. These investments may include, among other instruments, fixed, variable, or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps.

    The Fund reserves the right to invest up to 20% of the value of its total assets in securities the interest on which, constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. As a temporary defensive measure during times of adverse market conditions, assets of the Fund may be held in cash or invested in certain short-term obligations, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes. See "Tax Matters".

    THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE FUND, WHICH INVESTS IN FIXED INCOME SECURITIES, CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO DECLINE.

    As a fundamental policy, the Fund, during periods of normal market conditions, will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and, does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals. In addition, as a non-fundamental policy, all of the Fund's investments will be made in obligations that satisfy certain ratings and other criteria. For descriptions of such criteria and of the types of short-term instruments, such as futures contracts and options thereon, in which the Fund may invest, as well as further information concerning the investment policies and techniques of the Fund, see "Additional Information on Investment Policies and Techniques". In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Fund. Although the Fund will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Except for the fundamental policy referred to above, shareholder approval is not required to change any of the investment policies described above, the investment objective or the policies described in "Additional Information on Investment Policies and Techniques".

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                                         CONTINGENT
                        INITIAL           DEFERRED         DISTRIBUTION           OTHER
                     SALES CHARGE       SALES CHARGE     AND SERVICE FEES      INFORMATION
                   -----------------  -----------------  -----------------  -----------------
Class A..........  Maximum of 4.50%   None               Distribution Fee   Initial Sales
                     of public                             of 0.25%; Service  Charge reduced in
                     offering price                        Fee of 0.25%       certain
                                                                              circumstances
Class B..........  None               Maximum            Distribution Fee   Shares convert to
                                        contingent         of 0.75%; Service  Class A shares,
                                        deferred sales     Fee of 0.25%       and thus pay
                                        charge of 5% of                       lower
                                        redemption                            distribution
                                        proceeds                              fees, in the
                                        declines to 0%                        eighth year
                                        after 6 years                         after issuance

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES--Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gain distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES--As explained more fully in "Purchases and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES--Class A and Class B each have an annual shareholder servicing fee of 0.25% of average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of its average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT OF THE FUND

                                  THE ADVISER

    The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated October 25, 1994. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Pamela Hunter, Vice President of the Adviser, is responsible for the day-to-day management of the Fund's portfolio. Ms. Hunter, who has been managing the fund since inception in 1987, joined Chase in 1980, is part of a team providing fixed income strategy, trading and product development. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.30% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase.

Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated April 15, 1994 (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, Chase believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.

    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of accounting being established:

    ACCOUNT TYPE                                                MINIMUM INITIAL INVESTMENT
-------------------------------------------------------------   --------------------------
Individual...................................................             $2,500(1)
Individual Retirement Account (IRA)..........................             $1,000(2)
Spousal IRA..................................................             $  250
SEP-IRA......................................................             $1,000(2)
Purchase Accumulation Plan...................................             $  250(3)
Payroll Deduction Program....................................             $  100(4)
  (401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle.

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House

(ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systomatic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debtis are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:

                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    ----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED      PRICE
------------------------------------------   --------    --------    ----------
Less than $100,000........................     4.50        4.71         4.00
$100,000 to $249,999......................     3.75        3.90         3.25
$250,000 to $499,999......................     2.50        2.56         2.25
$500,000 to $999,999......................     2.00        2.04         1.75
$1,000,000 to $2,499,999..................     --          --           0.75
$2,500,000 to $9,999,999..................     --          --           0.50
$10,000,000 to $49,999,999................     --          --           0.25
$50,000,000 and over......................     --          --           0.15

    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.

    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable sales charge and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.

    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

        a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

        b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

        c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

        a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

        b) Any qualified retirement plan with 250 or more participants.

        c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS

    Purchase of Class A shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchase of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment advisor or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.

    Investors may incur a fee if they effect transactions through a broker or agent.

PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which
enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced initial sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Vista Fund (or if a fund has only one class, shares of such fund), including shares of any Vista money market Fund acquired by exchange from a fund which charged an initial sales charge, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted towards satisfying the Statement.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B Shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                                  CONTINGENT DEFERRED SALES
                                                                  CHARGE AS A PERCENTAGE OF
    REDEMPTION DURING                                           NET ASSET VALUE AT REDEMPTION
-------------------------------------------------------------   -----------------------------
1st Year Since Purchase......................................                 5%
2nd Year Since Purchase......................................                 4%
3rd Year Since Purchase......................................                 3%
4th Year Since Purchase......................................                 3%
5th Year Since Purchase......................................                 2%
6th Year Since Purchase......................................                 1%
7th Year Since Purchase......................................                 0%

Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realised on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.

    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 17; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 17.

    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Shareholder Servicing Agent.

    For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent subject to any applicable contingent deferred sales charges for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing it to pay in cash all redemptions by a shareholder of record up to the amounts specified by the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his Shareholder Servicing Agent.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds, respectively, in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Class A or Class B shares of the Fund also may be exchanged for shares of such other Vista Funds only if those Funds and their shares are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into the same class of another Vista Fund and only if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such Vista money market Funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of the Prime Money Market Fund will be treated as a redemption-- and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distribution and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the applicable contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the redemption date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality and the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its tax-exempt interest income (net of expenses) are designated as "exempt-interest dividends" which are excluded from gross income for regular federal income tax purposes. In accordance with the investment objectives of the Fund, it is expected that most or all of the net investment income of the Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of the Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of the Fund's investment objective. As a result, most or all of the dividends paid out of the Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Fund made during each fiscal year and may differ from the actual percentage for any particular month.

    Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of the Fund.

    Distributions by the Fund of any taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends, capital gain dividends and exempt-interest dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on exempt-interest dividends paid out of interest on Municipal Obligations of the state and/or municipalities of the state in which they reside but may be subject to state and local tax on exempt-interest dividends paid out of interest on Municipal Obligations of other jurisdictions.

    No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of a class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund Business Day, by dividing the net assets attributable to that class by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

    The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The net asset values per share of Class A and Class B differ due to differing allocations of class-specific expenses.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Income dividends are declared daily and paid monthly. The net investment income for a class of shares consists of the interest income earned on its portfolio, less expenses. In computing the Fund's interest income, premiums are not amortized or discounts accrued on long-term debt securities in its portfolio, except as required for federal income tax purposes. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually. Dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses, and certain other expenses borne by the Class B shares.

    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.20% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.20% annualized of the asset value of Class A shares, or 0.25% annualized of the average net asset value of Class B shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Under its Distribution Plan, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, in the future, the maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 15, 1994 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

                                    EXPENSES

    The expenses each of the Funds of the Trust include the compensation of its Trustee; registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on the shares of the Fund.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective Investors).

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class including Class A and Class B, represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of Class A or Class B or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class, including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

    The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

    On October 28, 1994, certain mutual fund series of Mutual Fund Group ("MFG"), an affiliated investment company, underwent a statutory reorganization to become series of the Trust. The Fund is such a series and, therefore, certain information contained in this prospectus reflects the history of the Fund since its inception as a series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of the reorganization.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser Administrator, as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    As a non-fundamental policy, all of the investments of the Fund will be made in the following:

        (1) Tax-exempt securities which are rated AAA, AA, A or BBB by Standard & Poor's or are rated Aaa, Aa, A or Baa by Moody's, or rated AAA, AA, A, or BBB by Fitch, or which are unrated but are considered by the Adviser, pursuant to general guidelines established by the Board of Trustees of the Trust, to have essentially the same characteristics and qualities as securities having such ratings.

        (2) Tax-exempt notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's or rated FIN-1+, FIN-1, FIN-2, FIN-3 by Fitch or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's;

        (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

        (4) Commercial paper which is rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's or Finch-1, Finch-2 by Fitch (or which is unrated but which is considered by the Adviser, pursuant to general guidelines established by the Board of Trustees of the Trust, to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with $1 billion of assets, and cash.

    Securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics. For descriptions of the ratings of Standard & Poor's and Moody's of Municipal Obligations permitted as investments, see "Description of Ratings" in Appendix A.

    With respect to those Municipal Obligations which are not rated by a major rating agency, greater reliance is placed upon the Adviser's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management, and regulatory matters.

    Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the capital of its shareholders under adverse market conditions, the Fund may from time to time deem it prudent to purchase higher quality securities or taxable short-term obligations, with a resultant decrease in yield or increase in the proportion of taxable income.

    The Fund may invest more than 25% of its assets in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various projects). Dividends of the Fund attributable to interest on certain private activity bonds in which the Fund may invest will constitute a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. However, as stated in the "Investment Objective and Policies" section of this Prospectus, the Fund will not invest more than 20% of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The Fund also may invest more than 25% of its assets in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of its assets in any one such industry), at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks associated with these investments.

    Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. As a result of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, effect of energy conservation and difficulty of the capital market to absorb utility debt.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal or state legislation limiting the rates of increase of hospital charges.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of the Fund's total assets will be committed to such purchases. The Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. Any gain resulting from any such sale would not be tax-exempt. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objectives, Policies and Restrictions--Investment
Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolio of the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolio of the Fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolio of the Fund, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Statement of Additional Information.

    FUTURES AND OPTIONS TRANSACTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

    The value of some derivative or similar instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. THE FUND MIGHT NOT

EMPLOY ANY OR ALL OF THE INSTRUMENTS DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

    To the extent permitted by the investment objectives and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:

        . purchase, write and exercise call and put options on securities, securities indexes (including using options in combination with securities, other options or derivative instruments);

        . enter into futures contracts and options on futures contracts;

        . purchase and sell mortgage-backed and asset-backed securities; and

        . purchase and sell structured products.

RISK FACTORS

    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:

        . THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE FUND ASSETS BEING HEDGED. As incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.

        . THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Fund may have been in a better position had it not entered into such strategy.

        . HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.

        . STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO A FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

        . THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST AT A TIME WHEN A FUND SEEKS TO CLOSE OUT AN OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

        . ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, "PROGRAM TRADING," AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.

        . IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS OR FORWARD CONTRACTS, THERE IS A GREATER POTENTIAL THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, the Fund may experience a loss.

    OTHER INSTRUMENTS. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and their price may be considerably more volatile than a fixed-rate bond.

    Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

    "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. Municipal Obligations consist of both notes and bonds. There are four major varieties of state and municipal notes: Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); Bond Anticipation Notes ("BANs"); and Construction Loan Notes ("CLNs").

    TANS AND RANS are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues (respectively) expected to be received within one year.

    BANS are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

    CLNS are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction, and therefore have security beyond that of the traditional BAN.

    Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of revenue bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities ("Private Activity Bonds"). Interest on the Private Activity Bonds is generally, with certain exceptions, excluded from gross income for federal income tax purposes pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. Private Activity Bonds in most cases, do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on Private Activity Bonds usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many Private Activity Bonds, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, Private Activity Bonds or the participation certificates in Private Activity Bonds purchased by a Fund will have liquidity because they will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by a Fund at any time.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of the classes of Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the

Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in investment value.

    The Fund may also quote a "tax equivalent yield" which refers to the yield that a taxable income fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund at a given tax rate. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the income from which is excluded from gross income for federal income tax purposes with yields of income funds which are not so tax-exempt.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of classes of shares of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator or the Distributor have all voluntarily agreed to waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.

    The Fund generally will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                               OTHER INFORMATION

    The net asset value of shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Although changes in the value of the portfolio securities of the Fund subsequent to their acquisition are reflected in their net asset values, such changes will not affect the income received by them from such securities. Debt securities with longer maturities such as those intended for investment by the Fund generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. Since available yields vary over time, no specific level of income can ever be assured. The dividends paid on shares of the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to its shareholders.

    Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by the Fund.

    More than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory occurrences. The value of shares of the Fund may be subject to greater risk than those of other mutual funds that do not permit such a practice. Moreover, as the similarity in issuers increases, the potential for fluctuation of the net asset value of the shares of the Fund also increases.

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund. The audited financial statements for the Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

                                                                      APPENDIX A

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             DESCRIPTION OF MOODY'S
                      FOUR HIGHEST MUNICIPAL BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                   DESCRIPTION OF MOODY'S TWO HIGHEST RATINGS
                         OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

    MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
            RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

     SP-3 -- Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                             DESCRIPTION OF MOODY'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                          AND TAX-EXEMPT DEMAND BONDS

MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                                 [VISTA LOGO]

[VISTA LOGO]


Vista Service Center
P.O. Box 41932
Kansas City, MO 64141-6392

                                                       TAX FREE
                                                       INCOME FUND

----------------------------------------               ------------------------

INVESTMENT ADVISER AND ADMINISTRATOR                   Prospectus
The Chase Manhattan Bank, N.A.                         and Application

DISTRIBUTOR
Vista Broker-Dealer Services, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen
Kamin & Frankel

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.





                                                            December 31, 1995

                                   PROSPECTUS
                     VISTASM NEW YORK TAX FREE INCOME FUND

                                                               December 31, 1995

    VISTA NEW YORK TAX FREE INCOME FUND (the "Fund") seeks to provide its shareholders with monthly dividends which are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment by investing primarily (i.e., at least 80% of its assets in normal conditions) in New York Municipal Obligations (as defined at page A-1) as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. The Fund is a non-diversified series of Mutual Fund Trust (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994, presently consisting of 11 separate series (the "Funds"). Because the Fund is "non-diversified", more of the Fund's assets may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of shares of the Fund more susceptible to certain risks than shares of a diversified mutual fund.

    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies and Techniques " on page 27.

    The Chase Manhattan Bank, N.A. (the "Adviser") is the Fund's investment adviser, custodian (the "Custodian") and administrator (the "Administrator"). Vista Broker-Dealer Services, Inc. ("VBDS") is the Fund's distributor and is unaffiliated with Chase. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    Shares of the Fund are continuously offered for sale through VBDS, the Fund's distributor (the "Distributor"). An investor should obtain from his or her Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. Class A shares are offered at net asset value plus the applicable sales charge (maximum of 4.50% of public offering price). Class B shares are offered at net asset value without an initial sales charge, with a maximum contingent deferred sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after initial purchase. Class B shares have higher ongoing expenses than Class A shares, but automatically convert into Class A shares in the eighth year after purchase. Salespersons and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different compensation with respect to one particular class of shares over another in the Fund.

    For more information on the differences in these classes, see "Variable Distribution Method," "Purchases and Redemptions of Shares" and "Conversion of B Shares."

    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated December 31, 1995 which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his or her Shareholder Servicing Agent, the Distributor, or the Fund.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS
Expense Summary..........................................................     3
Financial Highlights.....................................................     4
Investment Objective and Policies........................................     5
Management of the Fund...................................................     7
Purchases and Redemptions of Shares......................................     9
Tax Matters..............................................................    19
Other Information Concerning Shares of the Fund..........................    21
Shareholder Servicing Agents, Transfer Agent and Custodian...............    25
Additional Information on Investment Policies and Techniques.............    27
Yield and Performance Information........................................    33
Appendix A
    Description of Ratings...............................................   A-1

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES                                                  CLASS A    CLASS B
-------------------------------------------------------------------------------   -------    -------
Maximum Initial Sales Charge Imposed on Purchases (as a percentage of offering
price)*........................................................................     4.50%      None
Maximum Sales Charge Imposed on Reinvested Dividends...........................     None       None
Exchange Fee...................................................................     None       None
Maximum Contingent Deferred Sales Charge (as a percentage of redemption
proceeds)+.....................................................................     None          5%

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
                                                                                         AS A
                                                                                      PERCENTAGE
                                                                                    OF NET ASSETS
                                                                                  ------------------
Investment Advisory Fee (After waiver of fees)**...............................      .20%       .20%
Rule 12b-1 Distribution Plan Fee++ (After waiver of fees)**....................      .20%       .75%
Administration Fee.............................................................      .07%       .07%
Other Expenses (After waiver of fees)
--Sub-administration Fee.......................................................      .05%       .05%
--Shareholder Servicing Fee....................................................      .05%       .25%
--Other Operating Expenses+++..................................................      .33%       .33%
                                                                                  -------    -------
                                                                                    0.90%      1.65%
                                                                                  -------    -------
                                                                                  -------    -------
EXAMPLE:
  You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual rate of return:

                                                                          ONE     THREE    FIVE      TEN
                                                                          YEAR    YEARS    YEARS    YEARS
                                                                          ----    -----    -----    -----
    Class A Shares(1)..................................................   $53      $69     $  87    $ 140
    Class B Shares:
    Assuming complete redemption at end of period(2)(3)................    68       85       113      166
    Assuming no redemption(3)..........................................    17       52        90      166

------------
   * The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
  ** Fees waived on a month-to-month basis.
  + The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "Purchases."
 ++ As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
+++ A shareholder may incur a $10.00 charge for certain wire redemptions.
 (1) Assumes deduction at the time of purchase of the maximum 4.50% initial sales charge, as applicable.
 (2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
 (3) Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of eighth year.

    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing fee and other operating expenses expected to be incurred by the Fund during the fiscal year. Absent such waivers, the annual investment advisory fee, distribution plan fee, administration fee, sub-administration fee and shareholder servicing agent fee for the Fund would be 0.30%, 0.25% (0.75% for Class B shares), 0.10%, 0.05% and 0.25%, respectively, of the Fund's average net assets. A more complete description of the Fund's expenses, including any potential fee waivers, is set forth herein.

    THE "EXAMPLE" SET FORTH ABOVE ASSUMES ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT THE PERCENTAGES UNDER "ANNUAL FUND OPERATING EXPENSES" REMAIN THE SAME IN THE YEARS SHOWN. THE "EXAMPLE" SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN. THE ACTUAL EXPENSES INCURRED AND ATTRIBUTABLE TO EACH CLASS OF SHARES WILL DEPEND ON SEVERAL FACTORS, INCLUDING THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A CLASS INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for one Class A share and one Class B share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information set forth in the table below for each of the five years ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders. Shareholders can obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent.

NEW YORK TAX FREE INCOME FUND
                                        11/4/93**                  11/1/93
                           YEAR ENDED    THROUGH     YEAR ENDED    THROUGH                 YEAR ENDED OCTOBER 31,
                            8/31/95      8/31/94+     8/31/95     8/31/94+    ------------------------------------------------
                           ----------   ----------   ----------   ---------     1993      1992      1991      1990      1989
                            CLASS B      CLASS B      CLASS A      CLASS A    CLASS A    CLASS A   CLASS A   CLASS A   CLASS A
                             SHARES       SHARES       SHARES      SHARES      SHARES    SHARES    SHARES    SHARES    SHARES
                           ----------   ----------   ----------   ---------   --------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value,
 Beginning of Period.....   $  11.27     $  12.11     $  11.30    $  12.27    $  11.18   $ 11.24   $ 10.48   $ 10.60   $ 10.62
 Income from Investment
   Operations
   Net Investment
     Income..............      0.485        0.419        0.570       0.473       0.592     0.473     0.635     0.671     0.739
   Net Gains or Losses in
     Securities (both
     realized and
     unrealized).........      0.162       (0.543)       0.167      (0.688 )     1.281     0.274     0.762   (0.100)     0.045
                           ----------   ----------   ----------   ---------   --------   -------   -------   -------   -------
     Total from
      Investment
      Operations.........      0.647       (0.124)       0.737      (0.215 )     1.873     0.747     1.397     0.571     0.784
 Less Distributions
   Dividends from net
     investment
     income..............      0.507        0.433        0.567       0.472       0.591     0.473     0.635     0.672     0.741
   Distributions from
     capital gains.......     --            0.283       --           0.283       0.194     0.334     0.000     0.020     0.063
                           ----------   ----------   ----------   ---------   --------   -------   -------   -------   -------
     Total
      Distributions......      0.507        0.716        0.567       0.755       0.785     0.807     0.635     0.692     0.804
Net Asset Value, End of
Period...................   $  11.41     $  11.27     $  11.47    $  11.30    $  12.27   $ 11.18   $ 11.24   $ 10.48   $ 10.60
                           ----------   ----------   ----------   ---------   --------   -------   -------   -------   -------
                           ----------   ----------   ----------   ---------   --------   -------   -------   -------   -------
Total Return(1)..........       5.99%       (1.11%)       6.82%      (1.81 %)    17.31%     8.57%    13.68%     5.56%     7.69%
Ratios/Supplemental Data
 Net Assets, End of
   Period
   (000 omitted).........   $ 10,633     $  7,234     $104,168    $103,113    $120,809   $48,420   $24,062   $20,413   $17,545
 Ratio of Expenses to
   Average Net
     Assets..............       1.61%        1.51%        0.85%       0.76 %      0.75%     0.75%     0.76%     0.71%     0.20%
 Ratio of Net Investment
   Income to Average Net
     Assets..............       4.35%        4.28%        5.11%       4.89 %      4.86%     5.74%     5.85%     6.34%     6.90%
 Ratio of expenses
   without waivers and
   assumption of expenses
   to Average Net
   Assets................       1.87%        1.76%        1.37%       1.25 %      1.11%     1.41%     1.71%     1.68%     2.30%
 Ratio of net investment
   income without waivers
   and assumption of
   expenses to Average
   Net Assets............       4.09%        4.03%        4.59%       4.40 %      4.50%     5.08%     4.90%     5.38%     4.81%
 Portfolio Turnover
   Rate..................        122%         162%         122%        162 %       150%      280%      353%      143%      286%


                                     9/8/87* TO
                            1988      10/31/87
                           CLASS A    CLASS A
                           SHARES      SHARES
                           -------   ----------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value,
 Beginning of Period.....  $10.08      $10.00
 Income from Investment
   Operations
   Net Investment
     Income..............   0.701       0.053
   Net Gains or Losses in
     Securities (both
     realized and
     unrealized).........   0.590       0.027
                           -------      -----
     Total from
      Investment
      Operations.........   1.291       0.080
 Less Distributions
   Dividends from net
     investment
     income..............   0.751       0.000
   Distributions from
     capital gains.......   0.000       0.000

     Total
      Distributions......   0.751       0.000
Net Asset Value, End of
Period...................  $10.62      $10.08

Total Return(1)..........   13.24 %      5.41%
Ratios/Supplemental Data
 Net Assets, End of
   Period
   (000 omitted).........  $5,557      $  101
 Ratio of Expenses to
   Average Net
   Assets................    0.00 %      0.00%#
 Ratio of Net Investment
   Income to Average Net
   Assets................    7.16 %      7.49%#
 Ratio of expenses
   without waivers and
   assumption of expenses
   to Average Net
   Assets................    1.50 %      1.50%#
 Ratio of net investment
   income without waivers
   and assumption of
   expenses to Average
   Net Assets............    5.66 %      5.99%#
 Portfolio Turnover
   Rate..................     362 %        90%

------------
 # Annualized.
  * Commencement of operations.
 ** Commencement of offering of shares.
(1) Total return figures are calculated before taking into account effect of 4.50% sales charge.
  + In 1994 the New York Tax Free Income Fund changed its fiscal year-end from
    October 31 to August 31.

INVESTMENT OBJECTIVE AND POLICIES
    INVESTMENT OBJECTIVE --The investment objective of the Fund is to provide its shareholders with monthly dividends which are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

    INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets in normal conditions) in New York Municipal Obligations (as defined at page 32) or in territories and political sub-divisions of the U.S. Government deemed to be exempt from federal, state and local income taxes such as Guam, Puerto Rico and the Virgin Islands as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. These investments may include, among other instruments, fixed, variable, or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps.

    Although the Fund seeks to invest all of its assets in the obligations described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase obligations described in the preceding paragraph, it will, as a temporary measure, seek to invest its total assets in municipal obligations, the interest on which would be excluded from gross income for federal income tax purposes, but would be subject to New York State and New York City personal income taxes. The Fund reserves the right to invest up to 20% of the value of its total assets in securities the interest on which constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. Also, as a temporary defensive measure during times of adverse market conditions, assets of the Fund may be held in cash or invested in certain short-term obligations, the interest income from which may be taxable to shareholders as ordinary income for federal and New York State and New York City income tax purposes. See "Tax Matters."

    THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE FUND, WHICH INVESTS IN FIXED INCOME SECURITIES, CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO DECLINE.

    As a fundamental policy, the Fund, during periods of normal market conditions, will have at least 80% of its assets invested in obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes, does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals and is exempt from New York State and New York City personal income taxes. In addition, as a non-fundamental policy, all of the Fund's assets will only be invested in obligations that qualify under certain ratings and other criteria. For descriptions of such criteria and of the types of short-term instruments, such as futures contracts and options thereon, in which the Fund may invest, as well as additional information regarding the investment policies and techniques of the Fund and of special factors affecting investments in New York Municipal Obligations of which investors should be aware, see "Additional Information on Investment Policies and Techniques." In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Fund. Although the Fund will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

    Except for the fundamental policy referred to above, shareholder approval is not required to change any of the investment policies described above, the investment objective or the policies described in "Additional Information on Investment Policies and Techniques".

VARIABLE DISTRIBUTION METHOD

    The primary differences between the classes lie in their sales charge structures, and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages depending on the investor. Investors should carefully consider the attributes of a class before investing.

                     INITIAL       CONTINGENT DEFERRED    DISTRIBUTION AND
                   SALES CHARGE       SALES CHARGE          SERVICE FEES        OTHER INFORMATION
                   ------------    -------------------    ----------------   -----------------------
Class A.........   Maximum of      None                   Distribution Fee   Initial Sales Charge
                     4.50% of                               of 0.25%;          reduced in certain
                     public                                 Service Fee of     circumstances
                     offering                               0.25%
                     price
Class B.........   None            Maximum contingent     Distribution Fee   Shares convert to Class
                                     deferred sales         of 0.75%;        A shares, and thus pay
                                     charge of 5% of        Service Fee of     lower distribution
                                     redemption             0.25%              fees, in the eighth
                                     proceeds declines                         year after issuance
                                     to 0 after 6
                                     years

FACTORS TO CONSIDER

    The classes of shares have several different attributes relating to sales charges and expenses. These attributes are discussed more fully below. In choosing a class of shares to purchase, investors should consider the sales charges and ongoing expenses of each class.

    SALES CHARGES -- Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the public offering price.

    Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital gains distributions. In almost all cases, investors planning to purchase $250,000 or more of the Fund's shares will pay lower aggregate charges and expenses by purchasing Class A shares.

    REDUCTIONS OF CLASS A SALES CHARGES -- As explained more fully in "Purchases and Redemptions of Shares," certain purchases of Class A shares in amounts exceeding $100,000 are eligible for reduced initial sales charges. In determining which classes to purchase, investors should consider any reductions in initial sales charges on Class A shares for which they may be eligible.

    ONGOING ANNUAL EXPENSES -- Class A and Class B each have an annual shareholder servicing fee of 0.25% of average daily net assets. Class A has an annual distribution fee under Rule 12b-1 of 0.25% of its average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of its average daily net assets. Moreover, other operating expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares.

    Investors should carefully consider these ongoing annual expenses, along with initial or contingent deferred sales charges in choosing between classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

OTHER INFORMATION
    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Fund shares rather than another.

MANAGEMENT OF THE FUND
                                    ADVISER
The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated October 25, 1994. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Pamela Hunter, Vice President of the Adviser, is responsible for the day-to-day management of the Fund's portfolio. Ms. Hunter, who has managed the Fund since inception in 1987, joined Chase in 1980, is part of a team providing fixed income strategy, trading and product development. For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.30% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated April 15, 1994 (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, Chase believes that the Court's decision and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, nevertheless believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES
    Class A shares are sold to investors subject to an initial sales charge. Class B shares of the Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares in the eighth year after issuance. See "Variable Distribution Method."

    Both classes of shares of the Fund may be purchased through selected financial service firms such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc., at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price of Class A shares is the next determined net asset value, plus applicable initial sales charge. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and only Class A share certificates will be issued upon request. Management reserves the right to refuse to sell shares of the Fund to any person.

    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may

(although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

    WHEN PLACING ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASES THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established:

 ACCOUNT TYPE                                     MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------
Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
  (401K, 403B, Keogh)

------------
(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Class A Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle

    The minimum additional investment is $100 for all types of accounts

    SYSTEMATIC INVESTMENT PLAN A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantee.

                     INITIAL SALES CHARGES--CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value, plus any applicable initial sales charge, which will vary with the size of the purchase as shown in the following table:

                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    -----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED       PRICE
------------------------------------------   --------    --------    -----------
Less than $100,000........................     4.50        4.71          4.00
$100,000 to $249,999......................     3.75        3.90          3.25
$250,000 to $499,999......................     2.50        2.56          2.25
$500,000 to $999,999......................     2.00        2.04          1.75
$1,000,000 to $2,499,999..................     --          --            0.75
$2,500,000 to $9,999,999..................     --          --            0.50
$10,000,000 to $49,999,999................     --          --            0.25
$50,000,000 and over......................     --          --            0.15

    The initial sales charge on Class A shares varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person", which term includes, among others, an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from it own resources and/or the Distribution Plan.

    Upon notice to Dealers with whom it has sales agreements, VBDS may reallow up to the full applicable initial sales charge on Class A shares and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista Funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load, or in the case of Class B shares 4.00%, and that portion paid to selling group member broker-dealers.

    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable on Class A shares sales charges on the sales of Class A shares or the Maximum Contingent Deferred Sales Charge of Class B shares generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

                 PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista Fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or her spouse and children under 21 and for IRAs in their names.

SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Class A Shares purchased by the following "Eligible Persons:"

        a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

        b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

        c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Class A Shares of the Fund by:

        a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

        b) Any qualified retirement plan with 250 or more participants.

        c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS

    Purchases of Class A Shares of the Fund may be made with no initial sales charge through an investment adviser, broker, or financial planner who charges a fee for their services. Purchases of Class A Shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or rabbi trusts.

    Investors may incur a fee if they effect transactions through a broker or agent.

PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Class A Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

                REDUCED INITIAL SALES CHARGES ON CLASS A SHARES

    CUMULATIVE QUANTITY DISCOUNT. Class A Shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurrred and
(b) applying the initial sales charge applicable to such aggregate dollar value. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Class A shares and now were investing $15,000, the initial sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    STATEMENT OF INTENTION. Investors in Class A shares may also qualify for reduced sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Vista Fund, (or if a Fund has only one class, shares of such fund) including shares of any Vista money market Fund, acquired in Class A shares by exchange from a Fund which charged an initial sales charge, during a 13-month period. The sales charge is based on the total amount invested during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    REINSTATEMENT PRIVILEGE. Class A shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    EXCHANGES FOR CLASS A SHARES OF OTHER VISTA FUNDS. Class A shares of the Fund may be obtained without an initial sales charge through exchanges for Class A shares of other Vista Funds. See "Exchange Privilege." In addition, Class B shareholders who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase Class A shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 30 calendar days of the redemption of the Class B shares.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The public offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                        CONTINGENT DEFERRED SALES
                                      CHARGE AS A PERCENTAGE OF NET
   REDEMPTION DURING                    ASSET VALUE AT REDEMPTION
----------------------------------  ----------------------------------
1st Year Since Purchase...........                  5%
2nd Year Since Purchase...........                  4%
3rd Year Since Purchase...........                  3%
4th Year Since Purchase...........                  3%
5th Year Since Purchase...........                  2%
6th Year Since Purchase...........                  1%
7th Year Since Purchase...........                  0%

    Redemptions of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gain distributions; or (iii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares acquired through an exchange with another Vista Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista Funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.

    SALES CHARGE WAIVER--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 17; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 17.

    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) in the eighth year after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Shareholder Servicing Agent.

    Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent subject to any applicable contingent deferred sales charge for Class B shares. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase. Class B shares are redeemed in the following order: (i) shares representing capital appreciation; (ii) shares acquired by reinvestment of dividends and capital gains distributions; and (iii) shares purchased and held on a first-in/first-out basis. As a result, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

    If a redeeming shareholder owns shares of both Class A and Class B, unless the shareholder specifically requests otherwise, the Class A shares will be redeemed before any Class B shares.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. The Fund retains the right to pay the redemption price of shares in kind with securities (instead of cash). However, the Trust has filed an election under Rule 18f-l under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000)

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal Funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS A SHARES. A shareholder owning $10,000 or more of the Class A shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of at least $100 from his account. A sufficient number of full and fractional Class A shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, Class A and Class B shares of the Fund for Class A and Class B shares of the other Vista Funds, which has a similar class of shares in accordance with the terms of the then current prospectus of the Fund being acquired. No initial sales charge is imposed on the Class A Shares being acquired, and no contingent deferred sales charge is imposed on the Class B shares being redeemed, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares acquired through an exchange. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into another Vista Fund if the account registrations are identical.

    With respect to exchanges from any Vista money market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such Vista money market Funds will be done at relative net asset value plus the appropriate sales charge. An exchange of Class B shares into any of the Vista money market Funds other than the Class B shares of the Prime Money Market Fund will be treated as a redemption-- and therefore subject to the conditions of the contingent deferred sales charge--and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares while maintaining a stable net asset value. This exchange will not be subject to a Contingent Deferred Sales Charge unless those shares are later redeemed. The Class B shares of the Prime Money Market Fund carry the same Distribution and Sub-Administration Fee, and Shareholder and Fund Servicing Fee as the Class B shares of the non-money market Funds. Redemptions of shares acquired through an exchange will be subject to the applicable contingent deferred sales charge.

    Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired through an exchange transaction are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such reasonable procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Serving Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality and the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its tax-exempt interest income (net of expenses) are designated as "exempt-interest dividends" which are excluded from gross income for regular federal income tax purposes. In accordance with the investment objectives of the Fund, it is expected that most or all of the net investment income of the Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of the Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of the Fund's investment objective. As a result, most or all of the dividends paid out of the Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Fund made during each fiscal year and may differ from the actual percentage for any particular month.

    Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of the Fund.

    Distributions by the Fund of any taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends, capital gain dividends and exempt-interest dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. To the extent that exempt-interest dividends from the Fund are paid out of interest on New York Municipal Obligations, the dividends will also be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder. The annual tax information statements referred to above, when sent to shareholders of the Fund, will indicate the New York State and New York City personal income tax status of distributions by the Fund. Exempt-interest dividends from the Fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

    No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of a class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund Business Day, by dividing the net assets attributable to that class by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

    The per share net asset value of Class B shares of the Fund will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The net asset values per share of Class A and Class B differ due to differing allocations of class-specific expenses.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Income dividends are declared daily and paid monthly. The Fund's net investment income consists of the interest income for a class of shares earned on its portfolio, less allocated expenses. In computing the interest income, premiums are not amortized or discounts accrued on long-term debt securities in its portfolio, except as required for federal income tax purposes. The Fund will distribute its net realized short-term and long-term capital gains, if any, to its shareholders at least annually. Dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares.

    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder of either class may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares of that class.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans for each class will benefit that class and its respective shareholders.

    The Class A Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at annual rates not to exceed 0.20% of its average daily net assets for distribution services. The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average annual net assets for distribution services. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.20% annualized of the asset value of the Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to Broker-Dealers beginning in the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares entitled to exclusive voting rights with respect to matters concerning its Rule 12b-1 Distribution Plan.

    Under its Distribution Plan, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 15, 1994 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The expenses of each of the Funds of the Trust include the compensation of its Trustees; registration fees; interest charges; taxes; fees and expenses of independent accountants, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on the shares of the Fund.

    The Fund will pay all of its pro rata share of the foregoing expenses of the Trust, including membership dues in the Investment Company Institute, administrative fees payable under the Fund's Administration Agreement, and sub-administration fees payable under the Distribution and Sub-Administration Agreement. In addition, each class will pay those expenses allocable to the class, including: shareholder servicing fees and expenses; expenses of preparing, printing and mailing prospectuses, reports, notices, and proxy statements to shareholders and government offices or agencies; expenses of shareholder meetings; expenses relating to the registration and qualification of shares of the particular class and the preparation, printing and mailing of prospectuses for such purposes (except that the Distribution and Sub-Administration Agreement requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors).

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. Because the Fund is "non-diversified", more of the assets of the Fund may be concentrated in the securities of any single issuer than if the Fund was "diversified", which may make the value of the shares in a fund more susceptible to certain risks than shares of a diversified mutual fund.

    The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class including Class A and Class B represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of Class A and Class B generally vote separately, for example to approve distribution plans, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of each Class A or Class B or of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class including Class A and Class B, would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of the Fund or that series or class.

    The Trust reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series).

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

    On October 28, 1994, certain mutual fund series of Mutual Fund Group ("MFG"), an affiliated Investment Company, underwent a statutory reorganization to become series of the Trust. The Fund is such a series and, therefore, certain information contained in this prospectus reflects the history of the Fund since its inception as a series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of the reorganization.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

    For performing these services, each Shareholder Servicing Agent receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of each class of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may recieve compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Class A or Class B shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of law provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser and Custodian and the as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    As a non-fundamental policy, all of the investments of the Fund will be made in the following:

        (1) Tax-exempt securities which are rated AAA, AA, A or BBB by Standard & Poor's or are rated Aaa, Aa, A or Baa by Moody's, or rated AAA, AA, A, BBB by Fitch, or which are unrated but are considered by the Adviser, pursuant to general guidelines established by the Board of Trustees of the Trust, to have essentially the same characteristics and qualities as securities having such ratings.

        (2) Tax-exempt notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's or rated FIN-1+, FIN-1, FIN-2, FIN-3 by Fitch, or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's;

        (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

        (4) Commercial paper which is rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's or Finch-1, Finch-2 by Fitch, (or which is unrated but which is considered by the Adviser, pursuant to general guidelines established by the Board of Trustees of the Trust, to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with $1 billion of assets, and cash.

    Securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics. For descriptions of the ratings of Standard & Poor's and Moody's of Municipal Obligations permitted as investments, see "Description of Ratings" in Appendix A.

    With respect to those Municipal Obligations which are not rated by a major rating agency, greater reliance is placed upon the Adviser's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, amon other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management, and regulatory matters.

    Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the capital of its shareholders under adverse market conditions, the Fund may from time to time deem it prudent to purchase higher quality securities or taxable short-term obligations, with a resultant decrease in yield or increase in the proportion of taxable income.

    The Fund may invest more than 25% of its assets in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various projects). Dividends of the Fund attributable to interest on certain private activity bonds in which the Fund may invest will constitute a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. However, as stated in the "Investment Objectives and Policies" section of this Prospectus, the Fund will not invest more than 20% of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The Fund also may invest more than 25% of its assets in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of its assets in any one such industry), at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks associated with these investments.

    Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. As a result of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations(particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, effect of energy conservation and difficulty of the capital market to absorb utility debt.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal or state legislation limiting the rates of increase of hospital charges.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of the Fund's total assets will be committed to such purchases. The Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. Any gain resulting from any such sale would not be tax-exempt. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objectives, Policies and Restrictions--Investment
Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolio of the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolio of the Fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolio of the Fund, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    FUTURES AND OPTIONS TRANSACTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

    The value of some derivative or similar instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. THE FUND MIGHT NOT EMPLOY ANY OR ALL OF THE INSTRUMENTS DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

    To the extent permitted by the investment objectives and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:

        . purchase, write and exercise call and put options on securities, securities indexes (including using options in combination with securities, other options or derivative instruments);

        . enter into futures contracts and options on futures contracts;

        . purchase and sell mortgage-backed and asset-backed securities; and

        . purchase and sell structured products.

RISK FACTORS

    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:

        . THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE FUND ASSETS BEING HEDGED. As incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.

        . THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Fund may have been in a better position had it not entered into such strategy.

        . HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.

        . STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO A FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

        . THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST AT A TIME WHEN A FUND SEEKS TO CLOSE OUT AN OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

        . ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, "PROGRAM TRADING," AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.

        . IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS OR FORWARD CONTRACTS, THERE IS A GREATER POTENTIAL THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, the Fund may experience a loss.

    OTHER INSTRUMENTS. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and their price may be considerably more volatile than a fixed-rate bond.

    Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.

                           SPECIAL FACTORS AFFECTING
                         NEW YORK MUNICIPAL OBLIGATIONS

    Investors of the Fund should consider carefully the special risks inherent in investments in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market value of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or other municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected.

    In addition, the effects of actual and proposed changes in Federal and State tax laws, as well as the significant slowdown in the New York and regional economy, have added substantial uncertainty to estimates of the State's tax revenues, which resulted in the State's overestimate of General Fund tax receipts in the 1992 fiscal year by $575 million. The 1992 fiscal year was the fourth consecutive year in which the State incurred a cash-basis operating deficit in the General Fund and issued deficit notes. The State's 1992-93 fiscal year, however, was characterized by national and regional economies that performed better than projected in April 1992. National gross domestic product, State personal income, and employment and unemployment in the State were estimated to have performed better than originally projected in April 1992. After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, General Fund receipts would have been $716 million higher than originally projected. There can be no assurance that the State will not face substantial potential budget gaps in future years. In 1990, Moody's and S&P lowered their ratings of the State's general obligation debt from A-1 to A and AA- to A, respectively. In addition, Moody's and S&P lowered their ratings of New York's short-term notes from MIG-1 to MIG-2 and from SP-1+ to SP-1, respectively. The rating changes reflected the rating agencies' concerns about the State's financial condition, its heavy debt load and economic uncertainties in the region. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1. On April 29, 1991, S&P downgraded the City's general obligation revenue anticipation notes from SP-1 to SP-2, citing a budget impasse at the State level that would leave the City at risk if the State was unable to forward promised State aid before the end of the City's fiscal year June 30. On January 6, 1992, Moody's lowered the ratings on certain appropriation-backed debt of New York State and its agncies from A to Baa1. On January 13, 1992, S&P lowered from A to A- the ratings of New York State general obligation bonds. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered. A complete discussion of the risks associated with investments in obligations of New York issuers is contained in the Statement of Additional Information.

    A number of pending court actions have been brought against or involve the State, its agencies, or other municipal subdivisions of the State, which actions relate to financing, the use of tax or other revenues for the payment of obligations and claims that would require additional public expenditures. Adverse decisions in such cases could require extraordinary appropriations or expenditure reductions or both and might have a materially adverse effect on the financial condition of the State and its agencies and municipal subdivisions. Any such adverse effect could affect, to some extent, all municipal securities issued by the State, its agencies, or municipal subdivisions.

    To the extent that State agencies and local governments seek special State assistance, the ability of the State to pay its obligations as they become due or to obtain additional financing could be adversely affected, and the marketability of notes and bonds issued by the State, its agencies, and other governmental entities may be impaired.

    The foregoing is only a summary and is based on information from statements relating to securities offerings of New York issuers. A more detailed description of special factors affecting investments in New York Municipal Obligations of which investors should be aware is set forth in Appendix B to the Statement of Additional Information.

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

    "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. Municipal Obligations consist of both notes and bonds. There are five major varieties of state and municipal notes: TAX ANTICIPATION NOTES ("TANS"); REVENUE ANTICIPATION NOTES ("RANS"); BOND ANTICIPATION NOTES ("BANS"); AND CONSTRUCTION LOAN NOTES ("CLNS").

    TANS AND RANS are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues (respectively) expected to be received within one year.

    BANS are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

    CLNS are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction, and therefore have security beyond that of the traditional BAN.

    Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of revenue bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities ("Private Activity Bonds"). Interest on the Private Activity Bonds is generally, with certain exceptions, excluded from gross income for federal income tax purposes pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. Private Activity Bonds in most cases, do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on Private Activity Bonds usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many Private Activity Bonds, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, Private Activity Bonds or the participation certificates in Private Activity Bonds purchased by a Fund will have liquidity because they will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by a Fund at any time.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall

Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-and ten- year periods will be shown, unless the class has been in existence for a shorter period.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    The Fund may also quote a "tax equivalent yield" which refers to the yield that a taxable income fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund at a given effective tax rate. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the income from which is excluded from gross income for federal income tax purposes is exempt from New York State and New York City personal income taxes, with yields of income funds which are not so tax-exempt.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. The Adviser, the Shareholder Servicing Agent, the Administrator or the Distributor have all voluntarily agreed to waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the yields or total rates of return quotations for classes of shares of the Fund.

    The Fund generally will include performance data for both classes of Fund shares in any advertisements or promotional materials including Fund performance data.

                               OTHER INFORMATION

    The net asset value of shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Although changes in the value of the portfolio securities of the Fund subsequent to their acquisition are reflected in their net asset values, such changes will not affect the income received by them from such securities. Debt securities with longer maturities such as those intended for investment by the Fund generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. Since available yields vary over time, no specific level of income can ever be assured. The dividends paid on shares of the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to its shareholders.

    Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by the Fund.

    More than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory occurrences in New York State. The value of shares of the Fund may be subject to greater risk than those of other mutual funds that do not permit such a practice. Moreover, as the similarity in issuers increases, the potential for fluctuation of the net asset value of the shares of the Fund also increases.

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund. The audited financial statements for the Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

                                                                      APPENDIX A

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             DESCRIPTION OF MOODY'S
                      FOUR HIGHEST MUNICIPAL BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                   DESCRIPTION OF MOODY'S TWO HIGHEST RATINGS
                         OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
            RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

     SP-3 -- Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example,

"AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                             DESCRIPTION OF MOODY'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                          AND TAX-EXEMPT DEMAND BONDS

MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                                 [VISTA LOGO]

[VISTA LOGO]


Vista Service Center
P.O. Box 41932
Kansas City, MO 64141-6392

                                                       NEW YORK
                                                       TAX FREE
                                                       INCOME FUND

----------------------------------------               ------------------------

INVESTMENT ADVISER AND ADMINISTRATOR                   Prospectus
The Chase Manhattan Bank, N.A.                         and Application

DISTRIBUTOR
Vista Broker-Dealer Services, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen
Kamin & Frankel

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.





                                                            December 31, 1995

                                   PROSPECTUS

                 VISTASM CALIFORNIA INTERMEDIATE TAX FREE FUND

                                                              December 31, 1995

    VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND (the "Fund") seeks to provide its shareholders with as high a level of current income exempt from both federal income taxes and California State personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund generally concentrates its investments in intermediate term obligations of the State of California, its local governments and political subdivisions. The Fund is a diversified series of Mutual Fund Trust (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994, presently consisting of 11 separate series (the "Funds").

    Of course, there can be no assurance that the Fund will achieve its investment objective. Prospective investors should carefully consider the risks associated with an investment in the Fund. For a further discussion on the risks associated with an investment in the Fund, see "Investment Objective and Policies" in this Prospectus. Investors should also refer to "Additional Information on Investment Policies, Techniques and Risk Factors" on page 23.

    The Chase Manhattan Bank, N.A., is the Fund's investment adviser (the "Adviser") administrator (the "Administrator") and custodian (the "Custodian"). VISTA BROKER-DEALER SERVICES, INC. ("VBDS") IS THE FUND'S DISTRIBUTOR (THE "DISTRIBUTOR"), AND IS UNAFFILIATED WITH CHASE. INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    Shares of the Fund are continuously offered for sale through VBDS at the net asset value per share next determined plus a varying sales charge depending on the amount of the purchase, to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Fund has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents"), and selected securities brokers or financial institutions (collectively, "Dealers") which have entered into Selected Dealer Agreements with the Distributor. The Fund has a distribution plan and may incur distribution expenses, as described herein, at an annual rate, not to exceed 0.25% of its average daily net assets. An investor should obtain from his Shareholder Servicing Agent, if appropriate, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which the shares of the Fund may be purchased and redeemed through such Shareholder Servicing Agent. Fund shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. A Statement of Additional Information for the Fund, dated December 31, 1995 which contains more detailed information concerning the Fund, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting his Shareholder Servicing Agent, the Distributor or the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Fund, simply call the Vista Service Center at the following toll-free number: 1-800-34-VISTA.

                               TABLE OF CONTENTS

Expense Summary..................................................................     3
Financial Highlights.............................................................     4
Investment Objective and Policies................................................     5
Management of the Fund...........................................................     6
Purchases and Redemptions of Shares..............................................     8
Tax Matters......................................................................    15
Other Information Concerning Shares of the Fund..................................    17
Shareholder Servicing Agents, Transfer Agent and Custodian.......................    21
Additional Information on Investment Policies, Techniques and Risk Factors.......    23
Yield and Performance Information................................................    29
Appendix A
    Description of Ratings.......................................................   A-1

EXPENSE SUMMARY

Shareholder Transaction Expenses
-------------------------------------------------------------------------------------
Maximum Sales Charge imposed on Purchase (as a percentage of offering price)*........   4.50%
Maximum Sales Charge imposed on Reinvested Dividends (as a percentage of offering
price)...............................................................................   None
Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable)...........................................................   None
Redemption Fees (as a percentage of amount redeemed, if applicable)**................   None
Exchange Fee.........................................................................   None

                                                                                       AS A
                                                                                    PERCENTAGE
ANNUAL FUND OPERATING EXPENSES                                                     OF NET ASSETS
--------------------------------------------------------------------------------   -------------
Investment Advisory Fee (After waiver of Fees)***...............................         .00%
Rule 12b-1 Distribution Plan Fee+ (After waiver of fees) ***....................         .00%
Administration Fee (After waiver of fees)***....................................         .00%
Other Expenses
--Sub-Administration Fee........................................................         .05%
--Shareholder Servicing Agent Fee++ (Absent waiver of fees)***..................         .00%
--Other Operating Expenses......................................................         .55%
                                                                                         ---
Total Fund Operating Expenses...................................................         .60%
                                                                                         ---
                                                                                         ---
EXAMPLE:
  You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
    1 year......................................................................       $  51
    3 years.....................................................................          63
    5 years.....................................................................          77
    10 years....................................................................         117

------------

*     The rules of the Securities and Exchange Commission require that the Fund's maximum sales charge be reflected in the expense summary.
**    A shareholder may incur a $10.00 charge for certain wire redemptions.
***   Fees waived on a month-to-month basis.
+     As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the
      National Association of Securities Dealers, Inc.
++    Shareholder Servicing Agents may provide various services to their customers and charge fees for these services.

    The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution plan fee, administrative fee, sub-administrative fee, shareholder servicing agent fee and other operating expenses expected to be incurred by the Fund during the fiscal year after waiver of fees. These waivers may be changed at any time by the Fund. The Fund does not anticipate exceeding total Fund Operating Expenses of 1.18%; however, in the event that total Fund Operating Expenses exceed this level, the Fund will notify shareholders in the next account statement. Absent such waivers, the annual investment advisory fee, distribution plan fee, administration fee, sub-administration fee and shareholder servicing agent fees for the Fund would be 0.30%, 0.25%, 0.10%, 0.05% and .25%, respectively, of the Fund's average net assets. A more complete description of the Fund's expenses, including any fee waivers, is set forth herein.

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                 CALIFORNIA INTERMEDIATE TAX FREE FUND
                                                                 9/1/94     11/1/93     7/15/93*
                                                                 THROUGH    THROUGH     THROUGH
                                                                 8/31/95    8/31/94+    10/31/93
                                                                 -------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..........................   $  9.69    $ 10.30     $ 10.22
  Income From Investment Operations
    Net Investment Income.....................................     0.505      0.320       0.166
    Net Gains or Losses in Securities (both realized and
unrealized)...................................................     0.200     (0.408 )     0.081
                                                                 -------    --------    --------
    Total from Investment Operations..........................     0.705     (0.088 )     0.247
Less Distributions
Dividends from net investment income..........................     0.505      0.404       0.165
                                                                 -------
Distributions from capital gains..............................     --         0.118       --
                                                                            --------    --------
Total distributions...........................................     0.505      0.522       0.165
                                                                 -------    --------    --------
Net Asset Value, End of Period................................   $  9.89    $  9.69     $ 10.30
                                                                 -------    --------    --------
                                                                 -------    --------    --------
Total Return(1)...............................................      7.55%     (0.86 %)     2.42 %
Ratios/Supplemental Data
    Net Assets, End of Period (000 omitted)...................   $32,746    $36,264     $41,728
    Ratio of Expenses to
      Average Net Assets #....................................      0.52%      0.52 %      0.52 %
    Ratio of Net Investment Income to
      Average Net Assets #....................................      5.24%      4.88 %      4.83 %
    Ratio of expenses without waivers and assumption of
      expenses
      to average net assets #.................................      1.40%      1.37 %      1.33 %
    Ratio of net investment income without waivers and
      assumption of expenses
      to average net assets #.................................      4.36%      4.03 %      4.02 %
Portfolio Turnover Rate.......................................        94%        93 %        40 %

------------

(1) Total return figure does not include the effect of any front-end sales load.

 # Periods less than one year have been annualized.

 * Commencement of offering shares.

 + In 1994 the California Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

INVESTMENT OBJECTIVE AND POLICIES

    INVESTMENT OBJECTIVE -- The Fund's investment objective is to provide its shareholders with as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund generally concentrates its investments in intermediate term obligations of the State of California, its local governments and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes and personal income taxes of the State of California and is not subject to the alternative minimum tax for noncorporate investors ("California Municipal Securities"). The Fund's investments have an average maturity of 10 years or less. There can be no assurance that the Fund will achieve its objective.

    INVESTMENT POLICIES -- The Fund, under normal market conditions, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in California Municipal Securities (as defined above) or in territories and political sub-divisions of the U.S. Government deemed to be exempt from Federal, state and local income taxes, such as Guam, Puerto Rico and the Virgin Islands. Thus it is possible, although not anticipated, that up to 20% of the Fund's net assets could be invested in municipal securities issued by states other than California and political subdivisions thereof, in municipal securities issued by California and political subdivisions thereof which are subject to the alternative minimum tax, and/or in other taxable obligations. Such investments must, in the Adviser's judgement, be of at least comparable quality to the California Municipal Securities in which the Fund may invest. These investments may include, among other instruments, fixed, variable, or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps.

    For temporary defensive purposes only, the Fund may invest (i) more than 20% of the value of its net assets (which could be up to 100%) in fixed or variable rate obligations, the interest on which is subject to federal income taxes and
(ii) more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but is not exempt from California taxes. Such temporary investments in taxable obligations include but are not limited to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; high quality corporate bonds and debentures; repurchase agreements secured by U.S. Government securities; commercial paper (within the top two grades of the rating services); and obligations of U.S. banks with assets of $500 million or more ("Temporary Investments").

    The municipal securities purchased by the Fund will be rated, at the time of purchase, generally within the following categories of ratings of Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds and notes; SP-1+, SP-1, SP-2, SP-3 for short-term notes; and A-1, A-2 for commercial paper); or Moody's Investor's Services, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds, MIG-1, MIG-2, MIG-3 for notes; VMIG-1, VMIG-2, VMIG-3 for short-term floating rate notes; and Prime-1, Prime-2 for commercial paper, or of Fitch Investor's Services, Inc. Municipal Division ("Fitch") (AAA, AA, A, BBB for bonds; FIN-1+, FIN-1, FIN-2, FIN-3 for notes; Fitch-1, Fitch-2 for commercial paper). Such securities are generally deemed to be "investment grade" municipal securities. When the Investment advisor deems it prudent and appropriate, up to 20% of the Fund's assets may be invested in unrated securities deemed suitable by the Adviser as delegated by the Trust's Board of Trustees. See Appendix A for description of the ratings of S&P, Moody's and Fitch.

    THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE FUND, WHICH INVESTS IN FIXED INCOME SECURITIES, CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO DECLINE.

    Except for the fundamental policy referred to above, shareholder approval is not required to change any of the investment policies described above, the investment objective or the policies described in "Additional Information on Investment Policies, Techniques and Risk Factors".

MANAGEMENT OF THE FUND

                                    ADVISER

    The Chase Manhattan Bank, N.A. (the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated October 25, 1994. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. Pamela Hunter, Vice President of the Adviser, is responsible for the day-to-day management of the Fund's portfolio. Ms. Hunter, who has been managing the Fund since its inception in 1993, and joined Chase in 1980, is part of a team providing fixed income strategy, trading and product development. For its services under the Investment Advisory Agreement, the Adviser is entitled to receives an annual fee computed daily and paid monthly based at an annual rate equal to 0.30% of the Fund's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

    CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Fund as Custodian, or in the possession of any affiliate of the Adviser. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated April 15, 1994 (the "Administration Agreement"), Chase serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement with the Fund, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, Chase believes that the Court's decision, and other decisions of federal banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, the Adviser believes, based on advice of counsel, that it may serve as Shareholder Servicing Agent and/or Custodian to the Fund and render the services described below and as set forth in the shareholder servicing agreement and Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. The Administrator, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodial or other administrative services for the Fund. If that occurred, the Fund's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Fund believes that, if necessary, the transfer to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

    Shares of the Fund may be purchased through selected financial service firms such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with Vista Broker-Dealer Services, Inc. at the public offering price which is computed once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each business day during which the Exchange is open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund-Net Asset Value"). The public offering price is the next determined net asset value after an order is received, plus a varying sales charge, as shown below. Orders received by Dealers prior to the New York Stock Exchange closing time are confirmed at the offering price effective at the close of such Exchange, provided the order is received by the Transfer Agent prior to its close of business. Dealers are responsible for forwarding orders for the purchase of shares on a timely basis. Fund shares normally will be maintained in book entry form and share certificates will be issued only on request. Management reserves the right to refuse to sell shares of the Fund to any person.

    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund Shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms and conditions, including reduced minimum initial purchase amounts and limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian -- Shareholder Servicing Agents"), which will have the effect of increasing the net return on the investment of customers of that Shareholder Servicing Agent.

                              MINIMUM INVESTMENTS

    The Fund has established minimum initial and additional investments for the purchase of Fund Shares. The minimums detailed below vary by the type of account being established.


 ACCOUNT TYPE                                     MINIMUM INITIAL INVESTMENT
-----------------------------------------------   --------------------------

Individual.....................................             $2,500(1)
Individual Retirement Account (IRA)............             $1,000(2)
Spousal IRA....................................             $  250
SEP-IRA........................................             $1,000(2)
Purchase Accumulation Plan.....................             $  250(3)
Payroll Deduction Program......................             $  100(4)
  (401K, 403B, Keogh)


------------

(1) Employees of the Adviser and its affiliates, and Qualified Persons as defined in "Purchases of Shares at Net Asset Value", are eligible for a $1,000 minimum initial investment.

(2) A $250 minimum initial investment is allowed if the new account is established with a $100 minimum monthly Systematic Investment Plan as described below.

(3) Account must be established with a $200 minimum monthly Systematic Investment Plan as described below.

(4) A $25 minimum monthly investment must be established through an automated payroll cycle

    The minimum additional investment is $100 for all types of accounts.

    SYSTEMATIC INVESTMENT PLAN. A shareholder may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $100. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that a notary public cannot provide signature guarantees.

                                 SALES CHARGES

                                                                     CONCESSION
                                                 SALES CHARGE        TO DEALERS
                                             --------------------    -----------
                                               % OF      % OF NET       % OF
                                             OFFERING     AMOUNT      OFFERING
 AMOUNT OF PURCHASE                           PRICE      INVESTED       PRICE
------------------------------------------   --------    --------    -----------

Less than $100,000........................     4.50        4.71          4.00
$100,000 to $249,999......................     3.75        3.90          3.25
$250,000 to $499,999......................     2.50        2.56          2.25
$500,000 to $999,999......................     2.00        2.04          1.75
$1,000,000 to $2,499,999..................     --          --            0.75
$2,500,000 to $9,999,999..................     --          --            0.50
$10,000,000 to $49,999,999................     --          --            0.25
$50,000,000 and over......................     --          --            0.15


    The sales charge varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person", which term includes an individual, spouse and children under the age of 21, or a Trustee or other fiduciary of a Trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan.

    Upon notice to Dealers with whom it has sales agreements, Vista Broker-Dealer Services, Inc. may reallow up to the full applicable sales charge and such Dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. For the three-year period commencing July 19, 1993, for activities in maintaining and servicing accounts of customers invested in the Fund, Associated Securities Corp. ("Associated Securities") may receive payments from the Adviser based, in part, on the amount of the aggregate asset values of the Fund (and other Vista Funds) in the accounts of shareholders attributable to Associated Securities and the length of time such assets are in such accounts.

    In addition, under an arrangement between Associated Securities and the Distributor, Associated Securities will be entitled to receive either 50% or 70% of the difference between the total front-end sales load and that portion paid to certain selling group member brokers-dealers.

    To the extent permitted by applicable SEC and NASD regulations, the Distributor may, from time to time, provide promotional incentives to certain Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Funds in the Trust. At various times the Distributor may implement programs under which a Dealer's sales force may be eligible to win cash or awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable sales charges on the sales generated by the Dealer during such programs to any Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Dealers with whom it has sales agreements, consisting of written informational material relating to sales incentive campaigns conducted by such Dealers for their representatives.

PURCHASES OF SHARES AT NET ASSET VALUE

                      SHAREHOLDERS AS OF NOVEMBER 30, 1990

    Shareholders of record of any Vista fund as of November 30, 1990, may purchase shares of the Fund at Net Asset Value without an initial sales charge for as long as they continue to own shares of any Vista Fund, provided there is no change in account registration. However, once a shareholder closes his or her account by redeeming all shares, he or she will lose this privilege after 30 days. This provision applies to accounts registered in the name of the shareholder and his or here spouse and children under 21 and for IRAs in their names.

                     SHAREHOLDERS WHO ARE ELIGIBLE PERSONS

    There is no initial sales charge on Shares purchased by the following "Eligible Persons."

        a) Active or retired Trustees, Directors, officers, partners or employees (including their spouses, children, siblings and parents) of the Adviser, Distributor, Transfer Agency or any affiliates or subsidiaries thereof.

        b) Employees (including their spouses and children under 21) of Dealers having a selected dealers agreement with the distributor.

        c) Any qualified retirement plan or IRA established for the benefit of a person in (a) or (b).

                      QUALIFIED AND OTHER RETIREMENT PLANS

    No initial sales charge will apply to the purchase of Shares of the Fund by:

        a) An investor seeking to invest the proceeds of a qualified retirement plan, where a portion of the plan was invested in Vista.

        b) Any qualified retirement plan with 250 or more participants.

        c) An individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which the adviser of the Fund serves as Trustee or custodian of the plan or manages some portion of the plan's assets.

      PURCHASES THROUGH INVESTMENT ADVISERS, BROKERS OR FINANCIAL PLANNERS

    Purchase of Class A shares of the Fund may be made with no initial sales charge through an investment adviser, broker or financial planner who charges a fee for their services. Purchase of Class A shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403 (b) or 457 of the Internal Revenue Code or rabbi trusts.

    Investors may incur a fee if they effect transactions through a broker or agent.

                     PURCHASES THROUGH A BANK AS FIDUCIARY

    Purchases of Shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary (i.e., exercises investment authority with respect to such accounts), provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the distributor or the Transfer Agent.

    The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

                             REDUCED SALES CHARGES

    CUMULATIVE QUANTITY DISCOUNT. Shares of the Fund may be purchased by any person at a reduced sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any Vista Fund, including any Vista money market Fund acquired by exchange for which a sales charge had been incurred and (b) applying the sales charge applicable to such aggregate. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    GROUP PURCHASES. An individual who is a member of a qualified group (as hereinafter defined) may also purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Fund shares and now were investing $15,000, the sales charge would be 3.75% on the $15,000 purchase. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    STATEMENT OF INTENTION. Investors may also qualify for reduced sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of the Fund with purchases of shares of any other Vista Fund, including shares of any Vista money market Fund acquired by exchange from a Fund which charged an initial sales charge, during a 13-month period. The sales charge is based on the total amount to be invested during the 13-month period. All shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A SHAREHOLDER MUST NOTIFY THE TRANSFER AGENT OR DISTRIBUTOR WHENEVER A PURCHASE IS BEING MADE PURSUANT TO A STATEMENT.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    REINSTATEMENT PRIVILEGE. Shareholders have a one time privilege of reinstating their investment in the Fund, subject to the terms of exchange (see "Exchange Privilege") at net asset value next determined. A written request for reinstatement must be received by the Transfer Agent within 30 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. For further information as to how to direct a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his Shareholder Servicing Agent.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent or Dealer and transmitted to and received by the Transfer Agent. The proceeds of a redemption normally will be paid on the next Fund Business Day after a redemption request has been received by the Fund, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed up to 15 days. A shareholder may redeem his shares by authorizing his Shareholder Servicing Agent, Dealer or its agent to redeem such shares, which the Shareholder Servicing Agent, Dealer or its agent must do on a timely basis. The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund's records.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired directly to a previously designated domestic commercial bank account or mailed to the shareholder's address of Record. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 p.m. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10.00 charge for each federal funds wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of the Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st day of the month following the end of the selected payment period.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange, at respective net asset value, shares of the Fund for shares of the other Vista Mutual Funds, in accordance with the terms of the then current prospectus of the Fund being acquired. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, shares of the Fund may be exchanged for shares of such other Vista Funds only if those Funds are registered in the states where the exchange may legally be made. Shares of the Fund may only be exchanged into another Vista Fund if the account registrations are identical. With respect to exchanges from any Vista money market Fund shareholders must have acquired their shares in such money market Fund by exchange from one of the other Funds in the Trust, or any exchange directly from one of such money market Funds will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephonic transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 5 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Fund, the Adviser, the Administrator, any Shareholder Serving Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to noncorporate investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality and the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

    The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is treated as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its tax-exempt interest income (net of expenses) are designated as "exempt-interest dividends" which are excluded from gross income for regular federal income tax purposes. In accordance with the investment objectives of the Fund, it is expected that most or all of the net investment income of the Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of the Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of the Fund's investment objective. As a result, most or all of the dividends paid out of the Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Fund made during each fiscal year and may differ from the actual percentage for any particular month.

    Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of the Fund.

    Distributions by the Fund of any taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year, including any portions which constitute ordinary income dividends, capital gain dividends and exempt-interest dividends, will be sent to the Fund's shareholders promptly after the end of each year.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. To the extent that exempt-interest dividends from the Fund are paid out of interest on California Municipal Obligations, the dividends will also be exempt from California personal income taxes for a California individual resident shareholder.

OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each Fund Business Day, by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of

Additional Information. A share's net asset value is effective for orders received by a Shareholder Servicing Agent prior to its calculation and received by the Distributor prior to the close of business, usually 4:00 p.m. Eastern time, on the Fund Business Day on which such net asset value is determined.

              NET INCOME, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    Income dividends are declared daily and paid monthly. The Fund's net investment income consists of the interest income earned on its portfolio, less expenses. In computing the Fund's interest income, premiums are not amortized or discounts accrued on long-term debt securities in its portfolio, except as required for federal income tax purposes. The Fund will distribute its net capital gains, if any, to its shareholders at least annually.

    The Fund intends to make additional distributions to the extent necessary to avoid application of the 4% nondeductible excise tax on certain undistributed income and net capital gains of mutual funds imposed by Section 4982 of the Code.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions from the Fund in either cash or additional shares.

      DISTRIBUTION PLAN AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

    The Distribution Plan provides that the Fund shall pay distribution fees (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% of its average daily net assets for distribution services. Some payments under the Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.20% annualized, of the assets maintained in the Fund by such broker-dealers' customers. Since the Basic Distribution Fee is not directly tied to expenses, the amount of Basic Distribution Fee paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements such as those described in the next paragraph, by which a distributor's compensation is directly linked to its expenses). However, the Fund is not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

    Under the Distribution Plan, the Fund is also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Fund under the Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 15, 1994 (the "Distribution Agreement"), provides that the Distributor will act as the principal underwriter of the Fund's shares and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. The Distributor currently receives a fee for sub-administration from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses of the Fund incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. The Distributor may, from time to time, waive all or a portion of the fees payable to it under the Distribution Agreement.

                                    EXPENSES

    The Fund intends to pay all of its pro rata share of the Trust's expenses, including the compensation of the Trustees; all fees under the Distribution Plan (see "Purchases and Redemptions of Shares -- Distribution Plan and Agreement"); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, shareholder servicing agent and dividend disbursing agent; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund; expenses of shareholder meetings; and the advisory fee payable to the Adviser under the Investment Advisory Agreement, the administrative fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve investment advisory agreements, but shares of all series or classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of each series or class or of all series or classes whenin the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's Shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

    On October 28, 1994, certain mutual fund series of Mutual Fund Group ("MFG"), an affiliated investment company, underwent a statutory reorganization to become series of the Trust. The Fund is such a series and, therefore, certain information contained in this prospectus reflects the history of the Fund since its inception as a series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of the reorganization.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services, including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

    For performing these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. This fee does not cover transfer agency expenses. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities, such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including the Adviser and Custodian and the Administrator as Shareholder Servicing Agents, only to perform advisory, custodial, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, Trust management believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities, for the Fund, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Fund. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend and capital gain distributions to shareholders, whether taken in cash or additional shares. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Fund's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Fund or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX-SHELTERED RETIREMENT PLANS

    Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, 401(k) and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

    In addition to its investment objective, the Fund has adopted certain other investment restrictions which, unless otherwise noted as being matters of operating policy, may not be changed without approval by majority vote of the Fund's shareholders as defined in the Investment Company Act of 1940 (the "1940 Act"). The most important of these other restrictions are set forth below. Additional restrictions are discussed in the Statement of Additional Information.

    The Fund, may not with respect to at least 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities), including issuers of repurchase agreements, or purchase more than 10% of the outstanding voting securities of any one issuer.

    Except as described below, the Fund does not engage in borrowing of any kind. The Fund, however, is authorized to borrow money up to 10% of the value of its total assets from banks on a temporary basis for extraordinary or emergency purposes, provided that no purchases of securities are made by the Fund while any such borrowings exceed 5% of the value of the Fund's total assets. To secure authorized borrowings, the Fund is authorized to pledge securities limited to pledges of securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

    The Fund may not, as a matter of operating policy, purchase a restricted security or a security which is not readily marketable, if as a result of such purchase more than 10% of the Fund net assets would be invested in such securities.

    The Fund may not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided, further, that for the purpose of this restriction only, industrial development bonds that are considered to be issued by nongovernmental users shall not be deemed to be municipal securities.

    Each state and each political subdivision, agency or instrumentality of such state, including California, and each multi-state agency of which a state is a member, including California, is a separate "issuer" as that term is used in this Prospectus. The non-government user of facilities financed by industrial development or pollution control bonds is also considered as a separate issuer. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee. Municipal securities which are the subject of an advance refunding escrow or trust agreement are considered to be obligations of the original issuer rather than the refunding trustee or escrow agent.

    As a non-fundamental policy, all of the investments of the Fund will be made in the following:

        (1) Tax-exempt securities which are rated AAA, AA, A or BBB by Standard & Poor's or are rated Aaa, Aa, A or Baa by Moody's, or rated AAA, AA, A, BBB by Fitch, or which are unrated but are considered by the Adviser, pursuant to general guidelines established by the Board of Trustees of the Trust, to have essentially the same characteristics and qualities as securities having such ratings;

        (2) Tax-exempt notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's or rated FIN-1+,

    FIN-1, FIN-2, FIN-3 by Fitch, or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's;

        (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

        (4) Commercial paper which is rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's or Finch-1, Finch-2 by Fitch, (or which is unrated but which is considered by the Adviser, pursuant to general guidelines established by the Board of Trustees of the Trust, to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with $1 billion of assets, and cash.

    Securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics. For descriptions of the ratings of Standard & Poor's and Moody's of Municipal Obligations permitted as investments, see "Description of Ratings" in Appendix A.

    With respect to those Municipal Obligations which are not rated by a major rating agency, greater reliance is placed upon the Adviser's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management, and regulatory matters.

    Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the capital of its shareholders under adverse market conditions, the Fund may from time to time deem it prudent to purchase higher quality securities or taxable short-term obligations, with a resultant decrease in yield or increase in the proportion of taxable income.

    The Fund may invest more than 25% of its assets in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various projects). Dividends of the Fund attributable to interest on certain private activity bonds in which the Fund may invest will constitute a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. However, as stated in the "Investment Objectives and Policies" section of this Prospectus, the Fund will not invest more than 20% of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The Fund also may invest more than 25% of its assets in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of its assets in any one such industry), at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks associated with these investments.

    Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. As a result of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, effect of energy conservation and difficulty of the capital market to absorb utility debt.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal or state legislation limiting the rates of increase of hospital charges.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuations and the value of the investment at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the tranasction may result in the Fund missing the opportunity to obtain a price or yield the Adviser considers to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such investments, it may sell such investments before the settlement date if it is deemed advisable. The Fund will not receive income pending the delivery or settlement of securities purchased on a "when-issued" or "delayed delivery" basis. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

    FUTURES AND OPTIONS TRANSACTIONS. The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that, to avoid leveraging, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

    The value of some derivative or similar instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. THE FUND MIGHT NOT EMPLOY ANY OR ALL OF THE INSTRUMENTS DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

    To the extent permitted by the investment objectives and policies of the Fund, and as described more fully in the Fund's Statement of Additional Information, the Fund may:

        . purchase, write and exercise call and put options on securities, securities indexes (including using options in combination with securities, other options or derivative instruments);

        . enter into futures contracts and options on futures contracts;

        . purchase and sell mortgage-backed and asset-backed securities; and

        . purchase and sell structured products.

RISK FACTORS

    As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:

        . THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE FUND ASSETS BEING HEDGED. As incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.

        . THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Fund may have been in a better position had it not entered into such strategy.

        . HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.

        . STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO A FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

        . THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST AT A TIME WHEN A FUND SEEKS TO CLOSE OUT AN OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

        . ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, "PROGRAM TRADING," AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.

        . IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS OR FORWARD CONTRACTS, THERE IS A GREATER POTENTIAL THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, the Fund may experience a loss.

    OTHER INSTRUMENTS. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and their price may be considerably more volatile than a fixed-rate bond.

    Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.

    PORTFOLIO TURNOVER. The Fund may purchase or sell securities without regard to the length of time a security has been held, and the frequency of portfolio transactions (the turnover rate) will vary from year to year depending on market conditions. The rate of portfolio turnover is not a limiting factor when the Adviser deems it desirable to purchase or sell securities. The annual rate of portfolio turnover for the Fund is generally not anticipated to exceed 100%. High portfolio turnover of 100% or more may increase short-term capital gains, which are taxable as ordinary income to shareholders.

                         SPECIAL RISK FACTORS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

    Since the Fund invests primarily in obligations of California issuers, the marketability and market value of these obligations may be affected by certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives. The ability of the Fund to achieve its objectives is affected by the ability of municipal issuers to meet their payment obligations. Problems which may arise in the foregoing areas and which are not resolved could adversely affect the various California issuers' abilities to meet their financial obligations.

    The State of California's bond ratings were lowered from AAA to A+ by S&P from AAA to AA by Fitch and from Aaa to Aa1 by Moody's. S&P has also placed the State of California on Credit Watch. California is experiencing its deepest recession since the 1930's. Risks also result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. These circumstances may have the effect of impairing the ability of California issuers to pay interest on, or repay the principal of, their municipal obligations. A more detailed discussion of this subject is contained in the Fund's Statement of Additional Information. If in the future an adequate supply of municipal obligations of California issuers ceased to be available, the Fund's Board of Trustees would consider recommending alternatives to shareholders, such as changing the Fund's investment objective or liquidating the Fund. The Manager does not believe that the current economic conditions in California will have a significant adverse effect on the Fund's ability to invest in municipal obligations.

    TAXATION OF SHAREHOLDERS--CALIFORNIA INCOME TAXES. California law relating to taxation of regulated investment companies was generally conformed to federal law effective January 1, 1992. It is anticipated that federal exempt interest dividends paid by the California Fund and derived from interest on bonds which, when held by an individual, would be exempt from California personal income taxation under the laws of California, will also be exempt from California personal income tax. California does not treat tax-exempt interest as a tax preference item for purposes of its personal alternative minimum tax. To the extent a Fund's dividends are derived from interest on debt obligations other than California municipal securities, such dividends will be subject to California state income tax even though the dividends may be excludable from gross income for federal income tax purposes. To the extent dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will not be exempt from California income tax.

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

    "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "California Municipal Obligations" are Municipal Obligations of the State of California and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from California State personal income taxes. Municipal Obligations consist of both notes and bonds. There are four major varieties of state and municipal notes: Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); Bond Anticipation Notes ("BANs"); and Construction Loan Notes ("CLNs").

    TANS AND RANS are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues (respectively) expected to be received within one year.

    BANS are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

    CLNS are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction, and therefore have security beyond that of the traditional BAN.

    Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of revenue bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities ("Private Activity Bonds"). Interest on the Private Activity Bonds is generally, with certain exceptions, excluded from gross income for federal income tax purposes pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. Private Activity Bonds in most cases, do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on Private Activity Bonds usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many Private Activity Bonds, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, Private Activity Bonds or the participation certificates in Private Activity Bonds purchased by a Fund will have liquidity because they will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by a Fund at any time.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. The average annual total rate of return and yield figures will assume payment of the maximum sales load.

    The Fund may provide "yield" quotations in addition to total rate of return quotations. The "yield" quotations of the Fund will be based upon a hypothetical net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in the value of securities.

    The Fund may also quote a "tax equivalent yield" which refers to the yield that a taxable income fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund at a given effective tax rate. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the income from which is excluded from gross income for federal income tax purposes and which is exempt from California State personal income taxes, with yields of income funds which are not so tax-exempt.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and the net asset value of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's expenses. In addition, the Adviser, the Shareholder Servicing Agent, the Administrator and the Distributor have all voluntarily agreed to waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yield and total rate of return should be considered when comparing the yield or total rate of return of the Fund to yields and total rates of return published for other investment companies and other investment vehicles. The Fund is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of
Shares -- Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the calculation of the Fund's yield or total rate of return quotations.

                               OTHER INFORMATION

    The net asset value of shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio can be expected to rise. Conversely, when interest rates rise, the value of a portfolio can be expected to decline. Although changes in the value of the portfolio securities of the Fund subsequent to their acquisition are reflected in the Fund's net asset values, such changes will not affect the income received by such securities. Debt securities with longer maturities such as those intended for investment by the Fund generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. Since available yields vary over time, no specific level of income can ever be assured. The dividends paid on shares of the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to its shareholders.

    Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by the Fund.

    The Statement of Additional Information contains more detailed information about the Trust and the Fund, including information related to (i) the Fund's investment policies and restrictions, (ii) risk factors associated with Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund. The audited financial statements for the Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

                                                                      APPENDIX A

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             DESCRIPTION OF MOODY'S
                      FOUR HIGHEST MUNICIPAL BOND RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                   DESCRIPTION OF MOODY'S TWO HIGHEST RATINGS
                         OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
            RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

     SP-3 -- Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example,

"AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                             DESCRIPTION OF MOODY'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                          AND TAX-EXEMPT DEMAND BONDS

MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                                 [VISTA LOGO]

[VISTA LOGO]


Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

                                                       CALIFORNIA
                                                       INTERMEDIATE
                                                       TAX FREE FUND


----------------------------------------               ------------------------
                                                       Prospectus
                                                       and Application

INVESTMENT ADVISER AND ADMINISTRATOR
The Chase Manhattan Bank, N.A.

DISTRIBUTOR
Vista Broker-Dealer Services, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen
Kamin & Frankel

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP


SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.







                                                       December 31, 1995

                                   VCI-I

                                   PROSPECTUS
                                                               DECEMBER 31, 1995
                       VISTA(SM) PRIME MONEY MARKET FUND
                                 CLASS B SHARES
    Mutual Fund Trust (the "Trust") is an open-end investment management company organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994 presently consisting of 11 separate series. Under a multiple distribution system the money market funds may be offered through three separate classes of shares (the "Shares"). The Vista Prime Money Market Fund (the "Prime Fund" or the "Fund") is available only to qualified institutional investors through the Premier Shares and the Institutional Shares. In addition the Prime Fund is available to investors through Class B Shares. Class B Shares of the Fund are available via exchange only to current investors in those Vista Funds offering Class B Shares. Currently that includes Vista Tax Free Income Fund, Vista New York Tax Free Income Fund, Vista U.S. Government Income Fund, Vista Balanced Fund, Vista Capital Growth Fund, Vista Growth and Income Fund, Vista Global Fixed Income Fund, Vista International Equity Fund, Vista Small Cap Equity Fund, Vista European Fund, Vista Japan Fund and Vista Southeast Asian Fund. Class B Shares are an alternative method of sales in which the investor does not pay an initial sales commission but is subject to a declining contingent deferred sales charge payable at the time of redemption. This prospectus pertains solely to Class B Shares. Premier Shares and Institutional Shares of the Fund are described in and sold under a separate prospectus.

    The Fund's investment objective is to seek maximum current income consistent with the preservation of capital and maintenance of liquidity, through investments in (i) U.S. Dollar denominated high quality commercial paper and other high quality short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets, or such other U.S. or foreign commercial banks which are judged by the Fund's investment adviser to meet comparable credit criteria; (iv) securities issued or guaranteed by the U.S. Government or by agencies and instrumentalities thereof; and (v) repurchase agreements.

    CLASS B SHARES OF THE PRIME FUND CARRY THE SAME 0.75% DISTRIBUTION FEE AS OTHER VISTA B SHARES. INVESTORS SHOULD BE AWARE THAT THIS FUND IS MADE AVAILABLE FOR EXCHANGE PURPOSES ONLY AND THAT THE YIELD ON THESE SHARES WILL BE SUBSTANTIALLY LOWER THAN OTHER CLASSES OF SHARES IN THE SAME FUND.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

    VISTA BROKER-DEALER SERVICES, INC. ("VBDS") IS THE FUND'S DISTRIBUTOR AND IS UNAFFILIATED WITH THE CHASE MANHATTAN BANK, N.A. ("CHASE"). INVESTMENTS IN THE FUND ARE SUBJECT TO RISK-- INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND MAY FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CHASE OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The shares of the Fund are continuously offered for sale without a sales load through VBDS, the Fund's distributor (the "Distributor"), only to current investors in Class B Shares of Vista Funds, as described herein, who are customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Trust has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents") or securities brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Distributor. An investor should obtain from his Shareholder Servicing Agent, if applicable, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which Class B Shares may be purchased and redeemed through such Shareholder Servicing Agent. Shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

    This Prospectus sets forth concisely information concerning the Fund and its Class B Shares that a prospective investor ought to know before investing. A Statement of Additional Information for the Class B Shares dated December 31, 1995 containing more detailed information about the Fund has been filed with the Securities and Exchange Commission, and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information for the Class B Shares without charge by contacting the Distributor or the Shareholder Servicing Agent.

    Shares of the Fund purchased via exchange continue to age based on the initial purchase date of Class B shares. Shares redeemed from the Fund will be subject to the applicable contingent deferred sales charge based on the original Fund purchased and the original date of purchase. There is a maximum contingent sales charge of 5% of redemption proceeds imposed on certain redemptions made within six years of the date of purchase. This charge will decline to zero for redemptions more than six years after the initial purchase. Class B Shares have higher ongoing expenses than other classes of money market funds, but automatically convert to Class A Shares approximately eight years after purchase.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about the Class B Shares, simply call the Vista Service Center at the following toll-free number 1-800-34-VISTA.

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
Expense Summary.................................................      3
Financial Highlights............................................      4
Investment Objectives and Policies..............................      5
Management of the Fund..........................................      5
Purchase and Redemption of Shares...............................      8
Tax Matters.....................................................     12
Other Information Concerning Shares of the Fund.................     13
Shareholder Servicing Agents, Transfer Agent and Custodian......     17
Additional Information on Investment Policies and Techniques....     19
Yield and Performance Information...............................     25
Other Information...............................................     26

EXPENSE SUMMARY

                                                                              PRIME FUND
                                                                          -------------------
SHAREHOLDER TRANSACTION EXPENSES                                            CLASS B SHARES
-----------------------------------------------------------------------   -------------------
 Maximum Contingent Deferred Sales Charge (as a percentage of
   redemption proceeds)................................................           5.00%

Annual Fund Operating Expenses+
-----------------------------------------------------------------------
                                                                          (As a percentage of
                                                                          average net assets)
Investment Advisory Fee (After Waiver of Fees)*........................           0.10%
Rule 12b-1 Distribution Plan Fee (After Waiver of Fees)*...............           0.75%
Administration Fee (After Waiver of Fees)*.............................           0.04%
Other Expenses
   --Sub-Administration Fee............................................           0.05%
   --Shareholder Servicing and Fund Servicing Fees (After Waiver of
     Fees)*............................................................           0.00%
   --Other Operating Expenses++ (After Assumption of Expenses).........           0.53%
                                                                                   ---
Total Fund Operating Expenses..........................................           1.47%
                                                                                   ---
                                                                                   ---
Example:
 You would pay the following expenses on a $1,000 investment in the
   Fund, assuming a 5% annual rate of return:

                                                                  ONE     THREE    FIVE      TEN
Class B Shares:                                                   YEAR    YEARS    YEARS    YEARS
                                                                  ----    -----    -----    -----
 Assumes complete redemption at end of period(1)...............   $67      $80     $ 104    $ 176
 Assumes no redemption.........................................    15       46        80      176

------------
(1) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
  + Absent certain waivers, the annual investment advisory fees and administration fees would be 0.10% and 0.05%, respectively, for the Fund's average net assets. Absent certain waivers, the shareholder servicing and fund servicing fees for the Class B Shares of the Fund would be 0.35%for the Fund's average net assets. Shareholder Servicing Agents may provide various services to their customers and charge additional fees for these services. Fees for activities in connection with serving as liaison to, and providing personal services to, holders of Class B Shares are not paid pursuant to a 12b-1 plan and will not exceed the NASD's maximum fee of 0.25% for these types of activities.
 ++ A $10.00 charge may be incurred for certain wire redemptions.
  * Fees waived on a month-to-month basis.

    The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder in any class of shares of the Prime Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, administrative fee, sub-administration fee and shareholder servicing and fund servicing fee expected to be incurred by each class of shares of the Fund, after certain waivers of fees.

    More complete descriptions of each class of Shares' expenses, including any fee waivers, are set forth herein or in the prospectus for such class of Shares.

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF A CLASS OF SHARES OF THE FUND; THE FUND IS NEW AND ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                         VISTA PRIME MONEY MARKET FUND
                                                                             B SHARES
                                                                       ---------------------
                                                                         YEAR      4/21/94*
                                                                         ENDED      THROUGH
                                                                        8/31/95    8/31/94+
                                                                       ---------   ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.................................   $  1.00     $  1.00
                                                                       ---------   ---------
  Income from Investment Operations:
  Net investment income..............................................     0.043       0.011
  Net Realized Loss on Securities....................................   (0.003)       --
                                                                       ---------   ---------
Total Income from Investment Operations..............................     0.040       0.011
                                                                       ---------   ---------
  Voluntary Capital Contribution.....................................     0.003       --
                                                                       ---------   ---------
  Less dividends from net investment income..........................     0.043       0.011
                                                                       ---------   ---------
Net Asset Value, End of Period.......................................   $  1.00     $  1.00
                                                                       ---------   ---------
                                                                       ---------   ---------
Total Return.........................................................      4.37%       1.11%
                                                                       ---------   ---------
                                                                       ---------   ---------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000 omitted)..............................   $ 4,880     $ 1,452
  Ratio of expenses to average net assets #..........................      1.47%       1.47%
  Ratio of net investment income to average net assets #.............      4.33%       2.96%
  Ratio of expenses without waivers and assumption of expenses to
    average net assets #.............................................      2.53%       1.67%
  Ratio of net investment income without waivers and assumption of
    expenses to average net assets #.................................      3.27%       2.76%

------------
# Short periods have been annualized.

+ In 1994 the Prime Money Market Fund changed its fiscal year-end from October
  31 to August 31.

* Commencement of offering of classes of shares.

INVESTMENT OBJECTIVES AND POLICIES

    INVESTMENT OBJECTIVE-- The investment objective of the Prime Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The investment objective of the Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES-- The Fund seeks to achieve its investment objective by investing in (i) U.S. Dollar denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets as reported in recognized financial publications, or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and (v) repurchase agreements related to these securities. The securities in which the Fund invests, described in greater detail under "Additional Information on Investment Policies and Techniques," will be of high quality and present minimal credit risks. To the extent that the Prime Fund is invested in STRIPS (see "Additional Information on Investment Policies and Techniques--Prime Fund"), those securities may be subject to greater fluctuation of market value than other securities in which the Prime Fund invests. There can be no assurance that the Prime Fund will achieve its investment objective.

    The Fund may purchase the securities of issuers in foreign countries. However, all of such Fund's investments will be in U.S. Dollar denominated securities with remaining maturities of 397 days or less. Securities in which the Prime Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Certain instruments issued or guaranteed by issuers, including the U.S. Government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The dollar weighted average maturity of the Fund will be 60 days or less.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                             MANAGEMENT OF THE FUND

                                    ADVISER

    THE CHASE MANHATTAN BANK, N.A. (the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement dated October 25, 1994. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. For its services under the Investment Advisory Agreement, the Adviser receives an annual fee computed daily and paid monthly at an annual rate equal to .10% of the Fund's average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of the fees payable to it under the Investment Advisory Agreements.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

    CERTAIN RELATIONSHIPS AND ACTIVITIES. Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Trust's funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased on behalf of any Fund. The Adviser has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Adviser or in the possession of any affiliate of such Adviser, including the division of Chase that performs services for the Trust as Custodian. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts for direct mail promotion of various Chase product lines.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated April 15, 1994 (the "Administration Agreement"), Chase serves as administrator ("Administrator") of the Trust. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of the Fund's average daily net assets. However, the Administrator may, from time to time, voluntarily waive all or a portion of its fees payable under the Administration Agreement. The Administrator, pursuant to the terms of the Administration Agreement, shall not have any responsibility or authority for the Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the advice of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement described below without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, the Adviser believes that court decisions and decisions and interpretations of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, Chase believes, based on advice of its counsel, that it may serve as shareholder servicing agent to the Fund and render the services described in the shareholder servicing agreements, and Chase believes, based on advice of its counsel, that it may serve as Custodian to the Trust and render the services set forth in the Custodian Agreement, as appropriate, incidental national banking functions and as proper adjunct to its serving as investment adviser and administrator to the Fund.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent Chase from continuing to perform investment advisory, shareholder servicing, custodian or other administrative services for the Fund. If that occurred, the Trust's Board of Trustees promptly would seek to obtain for the Fund the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Trust believes that, if necessary, the switch to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Fund's operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASE AND REDEMPTION OF SHARES

                                   PURCHASES

    Class B Shares of the Prime Fund are continuously offered for sale via exchange from Class B shares of any Vista Fund (as used herein, "Vista Funds" includes all series of both the Trust and Mutual Fund Group, an affiliated investment company, of which Chase is the adviser and VBDS in the distributor) offering such shares without an initial sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. after an order is received and accepted by a Shareholder Servicing Agent, and if it is transmitted prior to 2:00 pm, Eastern Time, on any business day during which the New York Stock Exchange and the Adviser are open for trading ("Fund Business Day"). (See "other Information Concerning Shares of the Fund-Net Asset Value"). Shares of the Fund may only be acquired via exchange from the same class of an existing Vista Fund and only if the account registrations are identical. No contingent deferred sales charge is imposed on the Class B Shares being disposed of in the exchange into the Fund. However, a contingent deferred sales charge based on the original share's purchase date may be applied to redemptions of the Fund.

               CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

    The offering price of Class B shares is the next determined net asset value, and no initial sales charge is imposed. However, a contingent deferred sales charge is imposed upon certain redemptions of Class B shares.

    The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                                   CONTINGENT DEFERRED SALES
                                                                 CHARGE AS A PERCENTAGE OF NET
REDEMPTION DURING                                                  ASSET VALUE AT REDEMPTION
--------------------------------------------------------------   -----------------------------
1st Year Since Purchase.......................................          5%
2nd Year Since Purchase.......................................          4%
3rd Year Since Purchase.......................................          3%
4th Year Since Purchase.......................................          3%
5th Year Since Purchase.......................................          2%
6th Year Since Purchase.......................................          1%
7th Year Since Purchase.......................................          0%

    SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 10; (iv) distributions from a qualified plan upon retirement; (v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500, as described on page 10.

    CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares (and thus be subject to the lower expenses borne by Class A shares) approximately eight years after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the original purchase occurs. If any exchanges of Class B shares during the eight-year period occurred, the holding period for the shares exchanged will be counted toward the eight-year period.

    Shareholder Servicing Agents may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, transaction fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the yield on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian--Shareholder Servicing Agents"), which will have the effect of increasing the yield on the investment of customers of that Shareholder Servicing Agent.

    The Fund reserves the right to cease offering shares for sale at any time, to reject any order for the purchase of shares and to cease offering any services provided by a Shareholder Servicing Agent. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

                                  REDEMPTIONS

    Shareholder may redeem all or any portion of the shares in their account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by the Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 2:00 p.m., Eastern time on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption will be paid in federal funds normally on the Fund Business Day the redemption is effected, but in any event within seven days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Shares by authorizing his Shareholder Servicing Agent or its agent to redeem such shares, which the Shareholder Servicing Agent or its agent must do on a timely basis.

    The signature of both shareholders is required for any written redemption requests from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer

Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records. Redemption of Class B shares are not subject to a contingent deferred sales charge to the extent that the value of such shares represent: (i) reinvestment of dividends or capital gain distributions; or (ii) shares redeemed more than six years after their purchase. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time.

    The holding period of Class B shares of the Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista funds and those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds to the extent applicable and then of shares held for the longest period of time. As a result, the contingent deferred sales charge imposed should be at the lowest possible rate. The amount of any contingent deferred sales charge imposed will reduce the gain or increase the loss on the amount realized on redemption for purposes of federal income taxes.

    The amount of any contingent deferred sales charge will be paid to VBDS.

    The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemption of shares are taxable events on which the shareholder may recognize a gain or loss. Although the Fund generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (in most cases approximately $250,000).

    The payment of redemption requests may be wired or mailed directly to a previously designated domestic commercial bank account. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 2:00 p.m., Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. A wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    SYSTEMATIC REDEMPTION PLAN--CLASS B SHARES. A shareholder owning $20,000 or more of the Class B shares of the Fund as determined by the then current net asset value may also provide for the payment monthly or quarterly of amounts from his account, subject to limits described below.

    No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum monthly or quarterly withdrawal amounts will be $200 and $400 for Class B shares. In addition, a Class B shareholder may not withdraw an amount exceeding 12% annually of his or her "Initial Account Value" for Class B shares--i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic redemption plan. A Class B shareholder's participation in the systematic redemption plan will terminate automatically if the shareholder's Initial Account Value (adjusted upward for the net asset value of Class B shares acquired after the election to participate in the systematic redemption plan) less aggregate redemptions other than under the systematic redemption plan falls below $20,000.

    For further information as to how to direct a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his Shareholder Servicing Agent.

    REDEMPTION OF ACCOUNTS OF LESS THAN $500. The Fund may redeem the shares of any shareholder, if at such time, the aggregate net asset value of the shares in such shareholder's account is less than $500. In the event of any such redemption, a shareholder will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no contingent deferred sales charge will be imposed.

                              EXCHANGE PRIVILEGES

    Shareholders of the Class B Shares of the Fund may exchange such shares at relative net asset value for Class B Shares of any of the Class B Shares of the other Vista Funds, in accordance with the terms of the then-current prospectus of the fund being acquired. The prospectus of the Vista Mutual Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Under the Exchange Privilege, Shares of the Fund may be exchanged for shares of other funds of the Trust only if those funds are registered in the states where the exchange may legally be made. In addition, the account registration for the Vista Fund into which shares of the Fund are being exchanged must be identical to that of the account registration for the Fund from which shares are being redeemed. Any such exchange may create a gain or loss to be recognized for Federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from the Transfer Agent.

    MARKET TIMING. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Fund has established certain procedures and restrictions, subject to change from time to time, for redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application for the original fund purchased has been received by the Fund's Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the original Account Application. Because Class B Shares are available only via exchange any account privileges established on the original fund application will be carried over to the new Prime Fund B Share account. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agents are authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing. Shareholders agree to release and hold harmless the Funds, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Fund or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Fund may also establish and revise from time to time account minimums and transactions or amount restrictions on exchanges, redemptions, or other transactions permitted in connection with shareholder accounts. The Fund may also require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund. The Fund may refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS
    A prospective investor should review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund in his own state and locality.

    The Trust intends to qualify the Fund each year and elect that such Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year the Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, the Trust is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by the Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. The Fund will seek to avoid recognition of capital gains.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt interest dividends will be sent to each shareholder of the Fund promptly after the end of each calendar year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. Generally, shareholders are subject to backup withholding if they have not provided the Fund with a correct taxpayer identification number and certain required certifications.

OTHER INFORMATION CONCERNING SHARES OF THE FUNDS

                                NET ASSET VALUE
    The net asset value of the shares of the the Prime Fund is determined as of 2:00 p.m., Eastern time, on each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940
Act), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of its shares outstanding at the time the determination is made. The portfolio securities of the Fund are valued at their amortized cost pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized under "Additional Information on Investment Policies and Techniques." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold.

    It is anticipated that the net asset value of each share will remain constant at $1.00 and the Fund will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that it will be able to do so on a continuing basis. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share, and consideration of certain actions before such deviation exceeds 1/2 of

1%. Income earned on the Fund's investments is accrued daily and the net income, as defined under "Distributions and Dividends" below, is declared each Fund Business Day as a dividend. See "Determination of Net Asset Value" in the Statement of Additional Information for further information regarding determination of net asset value and the procedures to be followed to stabilize the net asset value at $1.00 per share.

                          DISTRIBUTIONS AND DIVIDENDS

    The net income of the Fund is determined each Fund Business Day. This determination is made once during each such day as of 2:00 p.m., Eastern time. All the net income, as defined below, of the Class B Shares so determined is declared in shares as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly on or about the last business day of each month (or on such other date in each month as the shareholder's Shareholder Servicing Agent may designate as the dividend distribution date with respect to a particular shareholder). Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of additional shares at the rate of one share (and fractions thereof) for one dollar (and fractions thereof) of dividend income.

    For this purpose, the net income of the Prime Fund (from the time of the immediately preceding determination thereof) shall consist of all income accrued, including the accretion of discounts, less the amortization of any premium on the portfolio assets of the Fund, less all actual and accrued expenses determined in accordance with generally accepted accounting principles. As noted above, securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

    Since the net income of the Fund is declared as a dividend each time its net income is determined, the net asset value per share (i.e., the value of its net assets divided by the number of its shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his account.

    It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding shares will be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment. Thus, in almost all circumstances the net asset value per share will be maintained at a constant $1.00.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class B shares in accordance with Rule 12-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the class and it respective shareholders.

    The Class B Distribution Plan provides that the Fund shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of its average daily net assets for distribution services. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in amounts not to exceed 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealer's customers. Trail or maintenance commissions on Class B shares will be paid to broker-dealers in the 13th month following the purchase of such Class B shares. Since the distribution fees are not normally tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to the Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto.

    The Distribution and Sub-Administration Agreement dated April 15, 1994 provides that the Distributor will act as the principal underwriter of shares of the Fund and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. While there is no sales load, the Distributor receives a fee from the Fund for sub-administration services at an annual rate equal to 0.05% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of the Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its sub-administration fee to pay for certain expenses incurred in connection with organizing new series or classes of the Trust and certain other ongoing expenses of the Trust.

                                    EXPENSES

    The Prime Fund intends to pay all or its pro rata share of expenses, including the compensation of the Trustees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, Shareholder Servicing Agent, or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreement, the administration fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund or the Shares except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

    Pursuant to offering multiple classes of shares, certain expenses of the Fund are borne by certain classes, either exclusively, or in a manner which approximates the proportionate value received by the class as a result of the expense being incurred.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    Shareholders of the Class B Shares of the Prime Fund bear the fees and expenses described in this Prospectus. Similarly, shareholders of the counterpart Premier and Institutional Shares bear the fees and expenses described in the appropriate prospectus for such class of Shares. Class B shares pay ongoing distribution fees of 0.75% and shareholder servicing fees of .25%. These expenses are the result of higher ongoing expenses incurred in conjunction with Class B shares. As a result, at any given time the net yield on the Class B shares will be approximately 1.02% lower than the yield on the counterpart Premier Shares and 1.20% lower than the Institutional Shares. The Institutional Shares pay no fees under shareholder servicing arrangements. Standardized yield quotations will be computed separately for each class of Shares of the Fund.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class or of all series and classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same series otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

    On October 28, 1994, certain mutual fund series of Mutual Fund Group ("MFG"), an affiliated investment company, underwent a statutory reorganization to become series of the Trust. The Fund is such a series and, therefore, certain information contained in this prospectus reflects the history of the Fund since its inception as a series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of reorganization.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, perform various services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the class of shares as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund or class of shares; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund or class of shares, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund or class of shares; vote the outstanding shares of the Fund or class of shares whose shareholders do not transmit executed proxies or attend shareholder meetings in the same proportion as the votes cast by other shareholders of the Fund or class represented at the shareholder meeting as to which such Shareholder Servicing Agent is the agent of record and provide such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

    For performing these services, each Shareholder Servicing Agent for the Class B Shares receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liaison to Shareholders and providing personal services to shareholders will not exceed, on an annualized basis for each Fund's then-current fiscal year, 0.25% for the Class B Shares of the Prime Fund of the average daily net assets represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive a portion of the fees payable to it. As explained above, the Institutional Shares do not pay shareholder servicing fees. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities such as the Fund's shares. The Trust, on behalf of the Fund, will engage banks, including Chase and its affiliates, as Shareholder Servicing Agents only to perform advisory, custodian, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, the management of the Trust believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities for the Trust, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or a part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain as shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trust does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

                          TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Trust. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 210 W. 10th Street, Kansas City, MO 64105. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend distributions to shareholders. From time to time, DST and/or the Fund may contract with other entities to perform certain services for the Transfer Agent.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund for which
Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Trust's Custodian does not determine the investment policies of the Fund or decide which securities will be bought or sold on behalf of the Funds or otherwise have access to or share material inside information with the internal division that performs advisory services for the Fund.

                         TAX SHELTERED RETIREMENT PLANS

    Shares of the Prime Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

    The Prime Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof include certain U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are primarily supported by the full faith and credit of the U.S. Treasury, such as securities of the Small Business Administration. The Fund may also invest in selected securities issued or guaranteed by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). In addition, the Fund may invest in those obligations supported by
(i) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (ii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or (iii) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies and instrumentalities as described in clauses (i), (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously. The Fund has no current intension to actively trade in STRIPS.

    OTHER SECURITIES. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities, including "Treasury Receipts", "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS"). These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

    DOMESTIC BANK OBLIGATIONS. The domestic bank obligations in which the Fund may invest consist of certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    FOREIGN BANK OBLIGATIONS. The foreign bank obligations in which the Fund may invest consist of U.S. Dollar denominated obligations issued or guaranteed by foreign banks, including foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Fund, other than those of bank holding companies, include obligations which are (i) rated Prime-I by Moody's, A-1 by Standard & Poor's or F-1 by Fitch; or (ii) determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, Standard & Poor's or Fitch. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Fund include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

    The Prime Fund also may purchase floating and variable rate demand notes and bonds, which are obligations normally having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. In addition, the Fund will not trade in variable rate demand notes that have interest rate caps except with respect to usury considerations.

    Securities of Foreign Governments and Supranational Agencies. The Prime Fund may invest up to 25% of its total assets in obligations of supranational agencies, such as the International Bank for Reconstruction and Development, also known as the World Bank, which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future. For a discussion of the risks associated in investment in these securities, see "Risk Factors" below.

    The Prime Fund will limit its investments in U.S. Dollar denominated foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada.

    Repurchase Agreements. The Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy by the Trustees and only if fully collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by the Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Fund to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of the Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    When-Issued or Forward Delivery Purchases. The Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by the Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of the Fund's total assets will be committed to such purchases. The Fund does not pay for such obligations or start earning interest or receiving income on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by an Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases and have the effect of leveraging. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, including the establishment of a segregated account, see "Investment Objective, Policies and Restrictions--Investment Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    Other Investment Policies and Restrictions. The Prime Fund has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information, which include a restriction that the Fund will not borrow money (including entering into reverse repurchase agreements) except from banks and only for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities; provided that such borrowings in the aggregate may not exceed 10% of the value of the Fund's total assets (including the amount borrowed) at the time of such borrowing. The Fund will not purchase investment securities when the Fund's outstanding borrowings exceed 5% of the value of its total assets. The Fund may invest up to 25% of its total assets in the securities of issuers in any industry, provided that there is no limitation on investments of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Prime Fund's concentration policy regarding the U.S. and foreign banking industries may involve certain additional credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries.

    The Prime Fund may invest not more than 10% of its total assets in repurchase agreements maturing in more than seven days or in other nonmarketable or illiquid securities maturing in more than seven days, including reverse repurchase agreements. Reverse repurchase agreements involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing by the Fund. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high quality debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates.

    The Prime Fund, in the normal course of business, does not intend to engage in the lending of its securities, but it is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable on the loaned security and, in addition, receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

    Risk Factors. Foreign bank obligations include fixed time deposits which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. The Prime Fund will not invest more than 10% of its total assets in fixed time deposits. Fixed time deposits do not have a market and therefore may be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

    U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

    Foreign securities issued by foreign governments, any of their political subdivisions, agencies and instrumentalities, debt obligations issued by foreign banks and their branches and commercial paper issued by foreign issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, that there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to United States issuers. In addition, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolio of the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolio of the Fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolio of the Fund, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objective, Policies and Restrictions--Investment
Policies: Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Since money market instruments are generally purchased in principal transactions, the Fund rarely pays brokerage commissions. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objective, Policies and Restrictions-- Investment Policies:
Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    EFFECT OF RULE 2A-7 ON PORTFOLIO MANAGEMENT. The portfolio management of the Fund is intended to comply with the provisions of Rule 2a-7 under the 1940 Act (the "Rule") under which, if a Fund meets certain conditions, it may use the "amortized cost" method of valuing its securities. Under the Rule, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain kinds of instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period remaining until they can be executed.

    In accordance with the provisions of the Rule, the Prime Fund must: (i) maintain a dollar weighted average portfolio maturity (see above) not in excess of 90 days; however the Fund does not plan to have a dollar weighted average portfolio maturity in excess of 60 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Trustees determines present minimal credit risks, and which are of "high quality" as determined by at least two major rating services; or, in the case of any instrument that is split-rated or not rated, of comparable qualify as determined by the Board; and (iii) not purchase any instruments with a remaining maturity (see above) of more than 397 days. The Rule also contains special provisions as to the maturity of variable rate and floating rate instruments.

    PORTFOLIO SECURITIES LENDING. Although the Fund does not intend to engage in such activity in the ordinary course of business, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

YIELD AND PERFORMANCE INFORMATION

    From time to time, the Class B Shares may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Class B Shares in the future. From time to time, the yield of the Class B Shares, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to other relevant indices or to rankings prepared by independent services or other financial or industry publications, such as Lipper Analytical Services, Inc., or the Morningstar Mutual Funds on Disc, that monitor the performance of mutual funds. In addition, the yield of the Class B Shares may be compared to the IBC/Donoghue's Money Fund AveragesTM, compiled in the Money Fund Report (R), as published by IBC/Donoghue Inc., a widely recognized independent publication that monitors the performance of money market funds. Also, the Class B Shares' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature. The Prime Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide its annualized "yield" and "effective yield" to current and prospective shareholders. The "yield" of a fund refers to the income generated by an investment in the fund over a seven-day period (which period shall be stated in any advertisement or communication with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that week is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's and the Shares' expenses. In addition, the Adviser, the Administrator and each Shareholder Servicing Agent may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield) of the Class B Shares during the period such waivers are in effect. These factors and possible differences in the methods used to calculate yields should be considered when comparing the Class B Shares' yields to those published for other money market funds and other investment vehicles. A Shareholder Servicing Agent may charge its customers direct fees in connection with an investment (see "Purchases and Redemptions of Shares--Purchases") which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent. Conversely, the Class B Shares is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares--Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning the Fund's calculation of yield.

                               OTHER INFORMATION

    The Statement of Additional Information contains more detailed information about the Trust and the Prime Fund, including information related to (i) the Fund's investment policies and restrictions,
(ii) risk factors associated with the Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions and brokerage allocation, (v) the Fund's shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of the Fund. The audited financial statements for the Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

                                                                 [VISTA LOGO]

[VISTA LOGO]


Vista Service Center
P.O. Box 41932
Kansas City, MO 64141-6392

                                                       B SHARES


                                                       Prospectus

----------------------------------------               ------------------------

INVESTMENT ADVISER AND ADMINISTRATOR                 * VISTA PRIME
The Chase Manhattan Bank, N.A.                         MONEY MARKET FUND

DISTRIBUTOR
Vista Broker-Dealer Services, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen
Kamin & Frankel

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.





                                                            December 31, 1995

                                   PROSPECTUS
                                                               December 31, 1995
                                    VISTASM
                                 PREMIER SHARES

    Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994, presently consisting of 11 separate series (the "Fund" or the "Funds"). Under a multi-class distribution system, the money market Funds may be offered through three separate classes of shares (the "Shares"). The Premier Shares, which are offered only to institutional investors, are offered through the Vista Tax Free Money Market Fund, Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Treasury Plus Money Market Fund, Vista Federal Money Market Fund and Vista Prime Money Market Fund (the "Premier Shares") and are described in and offered pursuant to this Prospectus. Of the Funds offered in this prospectus, only the Vista Tax Free Money Market Fund is considered "non-diversified," and may invest more than 5% of its Fund's assets in the obligations of a single issuer. This may make the value of shares of a Fund more susceptible to certain risks than shares of a diversified mutual fund. Each Fund offered through this prospectus has a different investment objective, as follows:

VISTA TAX FREE MONEY MARKET FUND ("Tax Free Fund") seeks to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity, through investments primarily in short-term municipal obligations.

VISTA U.S. GOVERNMENT MONEY MARKET FUND ("U.S. Government Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity, through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government and repurchase agreements collateralized by such securities.

VISTA GLOBAL MONEY MARKET FUND ("Global Fund") seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. Dollar denominated commercial paper, obligations of foreign governments, obligations guaranteed by U.S. banks, and securities issued by the U.S. Government or its agencies.

VISTA TREASURY PLUS MONEY MARKET FUND ("Treasury Fund") seeks to provide maximum current income consistent with the preservation of capital and maintenance of liquidty through investments in (I) obligations issued by the U.S. Treasury and,
(ii) repurchase agreements fully collateralized by such U.S. Treasury obligations.

VISTA FEDERAL MONEY MARKET FUND ("Federal Fund") seeks to provide current income consistent with the preservation of capital and the maintenance of liquidty, through investments in obligations issued or guaranteed as to principal and interest by the U.S. Government or by U.S. Government agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state or local income taxes. The Federal Fund is structured to provide shareholders with income which is exempt from state and local income taxes.

VISTA PRIME MONEY MARKET FUND ("Prime Fund") seeks to provide maximum current income consistent with the preservation of capital and the maintenance of liquidty through investments in U.S. Dollar denominated high quality commercial paper and other high quality short-term obligations; obligations of foreign governments and supranational agencies; U.S. Dollar denominated obligations issued or guaranteed by U.S. banks; securities issued or guaranteed by the U.S. Government or by agencies and instrumentalities thereof; and repurchase agreements.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

    VISTA BROKER-DEALER SERVICES, INC. ("VBDS") IS THE FUNDS' DISTRIBUTOR AND IS UNAFFILIATED WITH CHASE. INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    The Premier Shares are continuously offered for sale without a sales load through VBDS, the Fund's distributor (the "Distributor"), only to institutional investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association with which the Trust has entered into a shareholder servicing agreement (collectively, "Shareholder Servicing Agents") or securities brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Distributor. Each of the Premier Shares, other than the Global Fund, the Treasury Fund, the Federal Fund and the Prime Fund has a distribution plan and may incur distribution expenses, at an annual rate, not to exceed a specified percentage of its average daily net assets. An investor should obtain from his Shareholder Servicing Agent, if applicable, and should read in conjunction with this Prospectus, the materials provided by the Shareholder Servicing Agent describing the procedures under which Premier Shares may be purchased and redeemed through such Shareholder Servicing Agent. Shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

    This Prospectus sets forth concisely information concerning each Fund and its Premier Shares that a prospective investor ought to know before investing. A Statement of Additional Information for the Premier Shares dated December 31, 1995 containing more detailed information about the Fund has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information for the Premier Shares without charge by contacting the Distributor or the Shareholder Servicing Agent.
   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about each of the Premier Shares, simply call the Vista Service Center at 1-800-34-VISTA.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               -----

Expense Summary..............................................  4
Financial Highlights.........................................  5
Investment Objectives and Policies...........................  11
  Vista Tax Free Money Market Fund...........................  11
  Vista U.S. Government Money Market Fund....................  12
  Vista Global Money Market Fund.............................  12
  Vista Treasury Plus Money Market Fund......................  13
  Vista Federal Money Market Fund............................  14
  Vista Prime Money Market Fund..............................  15
Management of the Funds......................................  16
Purchases and Redemptions of Shares..........................  18
Tax Matters..................................................  22
Other Information Concerning Shares of the Funds.............  24
Shareholder Servicing Agents, Transfer Agent and Custodian... 28 Additional Information on Investment Policies and
Techniques...................................................  30
Common Fund Policies and Information.........................  33
Yield and Performance Information............................  40
Appendix A--Description of Ratings...........................  A-1

EXPENSE SUMMARY

                                                                       TAX FREE
                          TREASURY                                   MONEY MARKET                           GLOBAL MONEY
                            FUND       FEDERAL FUND    PRIME FUND        FUND       U.S. GOVERNMENT MONEY   MARKET FUND
                        ------------   ------------   ------------   ------------        MARKET FUND        ------------
                          PREMIER        PREMIER        PREMIER        PREMIER      ---------------------     PREMIER
                           SHARES         SHARES         SHARES         SHARES         PREMIER SHARES          SHARES
                        ------------   ------------   ------------   ------------   ---------------------   ------------
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
INVESTMENT ADVISORY
 FEE (AFTER WAIVER OF
 FEES)*...............      0.05%          0.10%          0.10%          0.10%               0.10%               .10%
RULE 12B-1
 DISTRIBUTION PLAN FEE
 (AFTER WAIVER OF
 FEES)*...............       N/A            N/A            N/A           0.10%               0.10%               N/A
ADMINISTRATION FEE
 (AFTER WAIVER OF
 FEES)*...............      0.00%          0.05%          0.04%          0.05%               0.05%               .05%
OTHER EXPENSES
  --SUB-ADMINISTRATION
    FEE (AFTER WAIVER
    OF FEES)*.........      0.05%          0.05%          0.05%          0.05%               0.05%              0.05%
  --SHAREHOLDER
    SERVICING AND FUND
    SERVICING FEES
    (AFTER WAIVER OF
    FEES)+*...........      0.20%          0.19%          0.17%          0.16%               0.17%              0.17%
  --OTHER OPERATING
    EXPENSES++........      0.20%          0.11%          0.09%          0.14%               0.08%              0.08%
TOTAL FUND OPERATING
  EXPENSES............      0.50%          0.50%          0.45%          0.60%               0.55%              0.45%
                              --             --             --            ---                 ---                ---
                              --             --             --            ---                 ---                ---


EXAMPLE:
   You would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2)
    redemption at the end of:
      1 year..........      $  5           $  5           $  5           $  6               $   6               $  5
      3 years.........        16             16             14             19                  18                 14
      5 years.........        28             27             25             33                  31                 25
      10 years........        63             62             57             75                  69                 57

------------
* Fees waived on a month-to-month basis.
 + Shareholder Servicing Agents may provide various services to their customers and charge additional fees for these services. The Shareholder Servicing and Fund Servicing Fees include fees for activities in connection with serving as liaison for holders of Premier Shares and in providing personal services to such shareholders as well as other ministerial and servicing activities. Fees for the activities in connection with serving as liaison to, and providing personal services to, holders of Premier Shares will not exceed the NASD's maximum fee of 0.25% for these types of activities. The other ministerial and servicing activities provided for the Fund include: assisting in processing purchase and redemption transactions; transmitting and receiving funds in connection with purchase and redemption orders; preparing and providing periodic statements showing account balances; and preparing and transmitting proxy statements and other periodic reports and communications from the Trust to customers.
 ++ A shareholder may incur $10.00 charge for certain wire redemptions.

   The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder in any class of shares of each Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution fee, administrative fee, sub-administrative fee and shareholder servicing agent fee expected to be incurred by Premier Shares of each Fund, after waiver of fees.

   Absent certain waivers, the annual investment advisory fees, administration fees and sub-administration fees would be 0.10%, 0.05% and 0.05%, respectively, for each of Fund's average net assets. Absent certain waivers, the distribution fees for the Premier Shares of the Tax Free Fund and the U.S. Government Fund would be 0.20% and 0.10%, respectively, of each Fund's average net assets. These percentages include the potential expense reimbursement to the Distributor for print and electronic media advertising of up to 0.05%. There is no Distribution Plan for the Premier Shares of the Global Fund, the Federal Fund or the Prime Fund.

   Absent certain waivers, the shareholder servicing and fund servicing fees for the Premier Shares of the Tax Fee Fund would be 0.30% of the average net assets and 0.20% of the average net assets for the Premier Shares of each of the remaining Funds.

   As a result of the distribution fees, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). More complete descriptions of each Class of shares' expenses, including any fee waivers, are set forth herein or in the prospectus for such class of Shares.

   THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF A CLASS OF SHARES OF A FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

   The table set forth below provide selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables set forth below for each of the five years ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose reports thereon is included in the Annual Report to shareholders.

                           TAX FREE MONEY MARKET FUND

                                                                     PREMIER SHARES
                                              -------------------------------------------------------------
                                                YEAR     11/1/93       YEAR ENDED OCTOBER 31,     7/18/90*
                                               ENDED     THROUGH    ----------------------------   THROUGH
                                              8/31/95   8/31/94++     1993      1992      1991    10/31/90
                                              --------  ----------  --------  --------  --------  ---------
PER SHARE OPERATING
 PERFORMANCE
 Net Asset Value, Beginning of Period........    $1.00      $1.00      $1.00     $1.00     $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income.....................    0.032      0.018      0.022     0.031     0.046     0.002
                                              --------  ----------  --------  --------  --------  ---------
   Total from Investment Operations..........    0.032      0.018      0.022     0.031     0.046     0.002
 LESS DISTRIBUTIONS:
   Dividends from net investment income......    0.032      0.018      0.022     0.031     0.046     0.002
   Total Distributions.......................    0.032      0.018      0.022     0.031     0.046     0.002
NET ASSET VALUE, END OF PERIOD...............   $1.00      $1.00      $1.00     $1.00     $1.00     $1.00
TOTAL RETURN.................................    3.29%      1.79%      2.21%     3.09%     4.68%     6.82%
 RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
    (000 omitted)............................ $148,436   $229,306   $225,791   $87,027   $19,174   $11,320
   Ratio of Expenses to Average Net
     Assets+.................................    0.56%      0.55%      0.55%     0.55%     0.55%     0.55%
   Ratio of Net Investment Income to Average
     Net Assets+.............................    3.21%      2.11%      2.16%     2.92%     4.39%     6.82%
   Ratio of Expenses without waivers and
     assumption of expenses+.................    0.84%      0.78%      0.79%     0.76%     0.82%     0.71%
   Ratio of net investment income without
    waivers and assumption of expenses to
    Average Net Assets+......................    2.93%      1.89%      1.92%     2.71%     4.12%     6.66%

------------
 + Periods less than one year have been annualized.

++ In 1994 the Tax Free Money Market Fund changed its fiscal year-end from
   October 31 to August 31.

 * Commencement of operations.

FINANCIAL HIGHLIGHTS

    The tables set forth below provide selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables set forth below for each of the periods commencing subsequent to June 30, 1992, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the annual report to Shareholders. Periods ended prior to July 1, 1993 were audited by other independent accountants.

                                                    U.S. GOVERNMENT MONEY MARKET FUND(1)
                 -----------------------------------------------------------------------------------------------------------
                                                               PREMIER SHARES
                 -----------------------------------------------------------------------------------------------------------
                                                       FOR THE
                                                       PERIOD
                                                       JULY 1
                   YEAR      11/1/93    YEAR ENDED     THROUGH        YEAR ENDED JUNE 30,         YEAR ENDED SEPTEMBER 30,
                  ENDED      THROUGH    OCTOBER 31,   OCT. 31,*   ----------------------------   ---------------------------
                 8/31/95    8/31/94++      1993         1992       1992       1991     1990(2)    1989      1988      1987
                 --------   ---------   -----------   ---------   -------   --------   -------   -------   -------   -------
PER SHARE
 OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF
PERIOD.......... $   1.00   $   1.00    $     1.00    $    1.00   $  1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
 INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net Investment
   Income.......    0.052      0.027         0.027        0.010     0.041(3)    0.068    0.075     0.083     0.065     0.058
  Total from
   Investment
   Operations...    0.052      0.027         0.027        0.010     0.041      0.068     0.075     0.083     0.065     0.058
 LESS
  DISTRIBUTIONS:
  Dividends from
   net
   investment
   income.......    0.052      0.027         0.027        0.010     0.041(3)    0.068    0.075     0.083     0.065     0.058
  Total
Distributions...    0.052      0.027         0.027        0.010     0.041      0.068     0.075     0.083     0.065     0.058
NET ASSET VALUE,
 END OF
 PERIOD......... $   1.00   $   1.00    $     1.00    $    1.00   $  1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00
TOTAL RETURN....    5.31%      2.70%         2.70%        0.98%     4.68%      6.91%     8.13%     6.34%     6.54%     5.78%
 RATIOS/SUPPLEMENTAL
  DATA
  Net Assets,
   End of Period
   (000 omitted) $763,609   $545,999    $1,069,704    $ 108,505   $78,795   $193,398   $63,774   $84,752   $79,541   $82,068
  Ratio of
   Expenses to
   Average Net
   Assets+......    0.55%      0.55%         0.55%        0.58%     0.57%      0.57%     0.72%     0.70%     0.67%     0.64%
  Ratio of Net
   Income to
   Average Net
   Assets+......    5.22%      3.13%         2.66%        2.87%     4.10%      6.76%     7.46%     8.31%     6.54%     5.78%
  Ratio of
   expenses
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets+......    0.59%      0.61%         0.67%        0.70%     0.64%      0.65%     --        --        --        --
  Ratio of net
   investment
   income
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets+......    5.18%      3.07%         2.54%        2.75%     4.03%      6.68%     --        --        --        --


                   1986      1985      1984
                  -------   -------   ------
PER SHARE
 OPERATING
 PERFORMANCE
NET ASSET VALUE,
BEGINNING OF
PERIOD..........  $  1.00   $  1.00   $ 1.00
 INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net Investment
  Income........    0.062     0.072    0.083
  Total from
   Investment
   Operations...    0.062     0.072    0.083
 LESS
  DISTRIBUTIONS:
  Dividends from
   net
   investment
   income.......    0.062     0.072    0.083
  Total
  Distributions.    0.062     0.072    0.083
NET ASSET VALUE,
 END OF
 PERIOD.........  $  1.00   $  1.00   $ 1.00
TOTAL RETURN....    6.24%     7.13%    6.25%

 RATIOS/SUPPLEME
  DATA
  Net Assets,
   End of Period
   (000 omitted)  $86,475   $14,523   $3,991
  Ratio of
   Expenses to
   Average Net
   Assets+......    0.68%     1.03%    1.54%
  Ratio of Net
   Income to
   Average Net
   Assets+......    6.24%     7.16%    8.25%
  Ratio of
   expenses
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets+......    --        1.10%    2.23%
  Ratio of net
   investment
   income
   without
   waivers and
   assumption of
   expenses to
   Average Net
   Assets+......    --        7.09%    7.56%

------------
 + Periods less than one year have been annualized.
 ++ In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.
 * In 1992 the Trinity Government Fund, the predecessor to the Vista U.S. Government Money Market Fund, changed its fiscal year-end from June 30 to October 31.
(1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization. The new portfolio is named Vista U.S. Government Money Market Fund. In connection with its reorganization, shares of the Trinity Government Fund were reorganized as Premier Shares of the Vista U.S. Government Money Market Fund at $1 per share. In addition, net assets of the former Vista U.S. Government Money Market Fund consisting of both Vista and Premier Shares were reorganized as Vista shares and Premier shares of the new Vista U.S. Government Money Market Fund, at $1 per share. The per share data and ratios for the period prior to January 1, 1993 relate to the Trinity Government Fund.
(2) On January 31, 1990, the Trinity Government Fund was reorganized into a series of Trinity Assets Trust. Prior to the reorganization, the Trinity Government Fund had been incorporated under the laws of the State of Florida since July 10, 1980 as Pinnacle Government Fund, Inc. with a fiscal year ended September 30. Actual per share income and capital changes for the nine-month period ended June 30, 1990 have been annualized in order to provide a comparison to prior years' results.
(3) Include $0.001 short-term capital gain per share.

FINANCIAL HIGHLIGHTS

   The tables set forth below provide selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables set forth below, for each of the periods ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders. Periods ended prior to July 1, 1992 have been audited by other independent accountants.

                                         GLOBAL MONEY MARKET FUND(1)
-------------------------------------------------------------------------------------------------------------
                                                                                    PREMIER SHARES
                                                                         ------------------------------------
                                                                                              FOR THE PERIOD
                                                                           YEAR    11/1/93   JANUARY 1, 1993*
                                                                          ENDED    THROUGH   THROUGH OCTOBER
                                                                         8/31/95   8/31/94++     31, 1993
                                                                         --------  --------  ----------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....................................    $1.00     $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.................................................    0.053     0.029         0.026
                                                                         --------  --------         -----
  Total from Investment Operations......................................    0.053     0.029         0.026
 LESS DISTRIBUTIONS:
  Dividends from net investment income..................................    0.053     0.029         0.026
                                                                         --------  --------         -----
  Total Distributions...................................................    0.053     0.029         0.026
NET ASSET VALUE, END OF PERIOD.......................................... $   1.00  $   1.00      $   1.00
                                                                         --------  --------         -----
                                                                         --------  --------         -----
TOTAL RETURN+...........................................................    5.43%     2.97%         2.61%
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000 omitted)............................... $473,456  $483,130      $606,939
  Ratio of Expenses to Average Net Assets+..............................    0.42%     0.45%         0.45%
  Ratio of Net Investment Income to Average Net Assets+.................    5.26%     3.52%         3.03%
  Ratio of expenses without waivers and assumption of expenses to
    Average Net Assets+.................................................    0.51%     0.53%         0.47%
  Ratio of net investment income without waivers and assumption of
    expenses to Average Net Assets+.....................................    5.17%     3.44%         2.92%

------------
 +  Periods less than one year have been annualized.
++ In 1994 the Global Money Market Fund changed its fiscal year-end from October 31 to August 31.
 *  Commencement of offering of shares.
(1) Trinity Money Market Fund and Vista Global Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization. The new portfolio was named Vista Global Money Market Fund. In connection with its reorganization, shares of the Trinity Money Market Fund were reorganized as Vista Shares of Vista Global Money Market Fund, and shares of the former Vista Global Money Market Fund were reorganized as Premier Shares. The per share data and ratios for the period prior to the reorganization relate to the Trinity Money Market Fund.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, Independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                               VISTA TREASURY PLUS MONEY MARKET
----------------------------------------------------------------------------------------------
                                                                     YEAR         4/22/94**
                                                                    ENDED          THROUGH
                                                                   8/31/95         8/31/94
                                                                  ----------   ---------------
                                                                            PREMIER
                                                                             SHARES
                                                                  ----------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period............................       1.00        $  1.00
    Income From Investment Operations
      Net Investment Income.....................................      0.050          0.014
Less dividends from net investment income.......................      0.050          0.014
                                                                  ----------        ------
Net Asset Value, End of Period..................................   $   1.00        $  1.00
                                                                  ----------        ------
                                                                  ----------        ------
Total Return....................................................       5.17          1.37%
                                                                  ----------        ------
                                                                  ----------        ------
Ratios/Supplemental Data
    Net assets, End of Period (000 omitted).....................   $ 18,572        $    36
    Ratio of Expenses to Average Net Assets#....................      0.50%          0.49%
    Ratio of Net Investment Income to Average Net Assets#.......      5.23%          3.85%
    Ratio of expenses without waivers and assumption of expenses
      to average net assets#....................................      1.57%          0.89%
    Ratio of net investment income without waivers and
      assumption of expenses to average net assets#.............      4.16%          3.46%

------------
 # Periods less than one year have been annualized.

 * Commencement of operations.

** Commencement of offering shares.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, Independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                 VISTA FEDERAL MONEY MARKET
--------------------------------------------------------------------------------------------
                                                                         YEAR      4/22/94**
                                                                        ENDED       THROUGH
                                                                       8/31/95      8/31/94
                                                                      ----------   ---------
                                                                             PREMIER
                                                                              SHARES
                                                                      ----------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...............................    $   1.00     $  1.00
    Income From Investment Operations:
      Net Investment Income........................................       0.053       0.015
      Less dividends from net investment income....................       0.053       0.015
                                                                      ----------   ---------
Net Asset Value, End of Period.....................................    $   1.00     $  1.00
                                                                      ----------   ---------
                                                                      ----------   ---------
Total Return.......................................................       5.40%       1.47%
                                                                      ----------   ---------
                                                                      ----------   ---------
Ratios/Supplemental Data
    Net assets, End of Period (000 omitted)........................    $148,512     $55,768
    Ratio of Expenses to Average Net Assets#.......................       0.49%       0.35%
    Ratio of Net Investment Income to Average Net Assets#..........       5.32%       4.38%
    Ratio of expenses without waivers and assumption of expenses to
      average net assets#..........................................       0.59%       0.74%
    Ratio of net investment income without waivers and assumption
      of expenses to average net assets#...........................       5.22%       4.00%

------------
 # Periods less than one year have been annualized.

 * Commencement of operations.

** Commencement of offering shares.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, Independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                  VISTA PRIME MONEY MARKET
--------------------------------------------------------------------------------------------
                                                                         YEAR      11/15/93*
                                                                        ENDED       THROUGH
                                                                       8/31/95     8/31/94+
                                                                      ----------   ---------
                                                                             PREMIER
                                                                              SHARES
                                                                      ----------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...............................    $   1.00     $  1.00
    Income From Investment Operations:
      Net Investment Income........................................       0.053       0.027
      Net Realized Loss on Securities..............................      (0.003)         --
      Total Income from Investment Operations......................       0.050       0.027
      Voluntary Capital Contribution...............................       0.003          --
Less dividends from net investment income..........................       0.053       0.027
Net Asset Value, End of Period.....................................    $   1.00     $  1.00
                                                                      ----------   ---------
                                                                      ----------   ---------
Total Return(1)....................................................       5.44%       2.75%
                                                                      ----------   ---------
                                                                      ----------   ---------
Ratios/Supplemental Data
    Net assets, End of Period (000 omitted)........................    $ 62,737     $73,253
    Ratio of Expenses to Average Net Assets#.......................       0.45%       0.45%
    Ratio of Net Investment Income to Average Net Assets#..........       5.24%       3.15%
    Ratio of expenses without waivers and assumption of expenses to
      average net assets#..........................................       0.65%       0.56%
    Ratio of net investment income without waivers and assumption
      of expenses to average net assets#...........................       5.04%       3.04%

------------
# Periods less than one year have been annualized.

* Commencement of operations

+ In 1994 Prime Money Market Fund changed its fiscal year-end from October 31 to
  August 31.

INVESTMENT OBJECTIVES AND POLICIES

                        VISTA TAX FREE MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the Tax Free Fund is to provide its shareholders with as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Free Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES -- The Tax Free Fund seeks to achieve its investment objective by investing in short-term, fixed rate and variable rate Municipal Obligations (as defined at page 39). The Municipal Obligations in which the Fund invests will be of high quality and present minimal credit risks. Although the Tax Free Fund does not anticipate doing so in normal circumstances to a significant extent, it may hold uninvested cash reserves, which would adversely affect its yield.

    Although the Tax Free Fund will attempt to invest 100% of its assets in Municipal Obligations, it reserves the right to invest up to 20% of the value of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or which constitutes a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The Tax Free Fund may invest more than 25% of its assets in Municipal Obligations secured by bank letters of credit or guarantees. In view of this possible "concentration" in these Municipal Obligations with bank credit support, an investment in the Tax Free Fund shares should be made with an understanding of the characteristics of the banking industry and the potential risks associated with such an investment. All investments of the Tax Free Fund will mature or will be deemed to mature within 397 days from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Tax Free Fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

    As a fundamental policy, the Tax Free Fund, during periods of normal market conditions, will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals.

    As a non-fundamental policy, the assets of the Tax Free Fund will only be invested in obligations that satisfy certain ratings and other criteria. For descriptions of these criteria and of certain types of investments that may be purchased by the Tax Free Fund, including variable rate demand instruments, "when-issued" securities and stand-by commitments, as well as further information regarding the investment policies and techniques of the Tax Free Fund, see "Additional Information on Investment Policies and Techniques".

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                    VISTA U.S. GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Fund is to provide its shareholders with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the U.S. Government Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES -- The U.S. Government Fund seeks to achieve its investment objective by investing at least 80% of its assets in obligations that are issued or guaranteed by the U.S. Treasury, by agencies of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by U.S. Government obligations or other securities in which the U.S. Government Fund is permitted to invest. The U.S. Government obligations in which such Fund invests will be of high quality and present minimal credit risk. Although the U.S. Government Fund does not anticipate doing so in normal circumstances, it may hold uninvested cash reserves, which would adversely affect its yield. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the U.S. Government Fund.

    U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration and the Small Business Administration. The U.S. Government agencies and instrumentalities that issue or guarantee securities not backed by the "full faith and credit" of the U.S. Government include, but are not limited to the Federal Farm Credit System, the Federal Land Banks, the Federal Intermediate Credit Banks, the Bank for Cooperatives, the Federal Home Loan Banks, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

    The U.S. Government Fund intends to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities have involved little risk of loss of interest or principal, if held to maturity. All investments of the U.S. Government Fund will mature or will be deemed to mature within 397 days from the date of acquisition. In addition, the U.S. Government Fund intends to have a dollar weighted average maturity of its portfolio securities of 60 days or less. Securities in which the U.S. Government Fund will invest may not earn as high a level of current income as long term or lower quality securities.

    Shareholder approval is required to change any of the investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                         VISTA GLOBAL MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Global Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The investment objective of the Global Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES-- The Global Fund seeks to achieve its investment objective by investing in (i) U.S. Dollar denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets as reported in recognized financial publications, or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and
(v) repurchase agreements related to these securities. The securities in which the Global Fund invests, described in greater detail under "Additional Information on Investment Policies and Techniques," will be of high quality and present minimal credit risks. To the extent that the Global Fund is invested in STRIPS (see "Additional Information on Investment Policies and Techniques--Global Fund"), those securities may be subject to greater fluctuation of market value than other securities in which the Global Fund invests. There can be no assurance that the Global Fund will achieve its investment objective.

    It is anticipated that, in normal circumstances, the Global Fund's assets will include securities of issuers in at least three countries, including the United States. However, all of such Fund's investments will be in U.S. Dollar denominated securities with remaining maturities of 397 days or less. Securities in which the Global Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Certain instruments issued or guaranteed by issuers, including the U.S. Government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The dollar weighted average maturity of the Global Fund will be 90 days or less.

                     VISTA TREASURY PLUS MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Treasury Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The investment objective of the Treasury Fund may not be changed unless approved by the holders of a majority of the Treasury Fund's outstanding shares.

    INVESTMENT POLICIES-- The Treasury Fund seeks to achieve its investment objective by investing in obligations issued by the U.S. Treasury, including U.S. Treasury bills, bonds and notes. In addition, the Treasury Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by U.S. Treasury obligations.

    All of the Treasury Fund's investments will be in U.S. dollar-denominated securities with remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund will be 60 days or less.

    The Treasury Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, including U.S. Treasury bills, bonds, and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund may also invest in selected securities issued by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). These obligations are usually issued at a discount to their "face value" and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Fund's investments in these securities will be limited to U.S. Treasury Receipts and "interest only" stripped securities that have been issued or guaranteed by the U.S. Government and are registered under the STRIPS program.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                        VISTA FEDERAL MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Federal Fund is to seek maximum current income consistent with the preservation of capital and maintenance of liquidity. The investment objective of the Federal Fund may not be changed unless approved by the holders of a majority of the Federal Fund's outstanding shares.

    INVESTMENT POLICIES-- The Federal Fund seeks to achieve its investment objective by investing primarily in direct obligations of the U.S. Treasury with remaining maturities of 13 months or less such as Treasury Bills and Notes. The fund may also from time to time invest in obligations with remaining maturities of 13 months or less issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System, Tennessee Valley Authority and the Student Loan Marketing Association. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law.

    Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Federal Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "Tax Matters". Due to state income tax considerations, the Federal Fund will not enter into repurchase agreements.

    All of the Federal Fund's investments will have remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund will be 90 days or less.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Federal Fund. The Federal Fund may from time to time engage in portfolio trading for liquidity purposes in order to enhance its yield, or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Federal Fund may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have increased or decreased since its acquisition.

    The Federal Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government including U.S. Treasury Bills, Bonds, and Notes, which differ principally only in their interest rates, maturities and dates of issuance. The Federal Fund may also invest in selected securities issued by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). These obligations are usually issued at a discount to their "face value" and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Federal Fund's investments in these securities will be limited to U.S. Treasury Receipts and "interest only" stripped securities that have been issued or guaranteed by the U.S. Government which are registered under the STRIPS program.

    To the extent permissible by federal and state law, the Federal Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. Substantially all dividends paid to shareholders residing in certain states will be exempt or excluded from state income tax. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company such as the Federal Fund that are attributable to interest obligations of the U.S. Treasury and certain U.S. Government agencies and instrumentalities are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Investors should be aware of the application of their state and local laws to investments in the Federal Fund.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                         VISTA PRIME MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Prime Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The investment objective of the Prime Fund may not be changed unless approved by the holders of a majority of the Prime Fund's outstanding shares.

    INVESTMENT POLICIES-- The Prime Fund seeks to achieve its investment objective by investing in (i) U.S. Dollar denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets as reported in recognized financial publications, or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and
(v) repurchase agreements related to these securities. The securities in which the Prime Fund invests, described in greater detail under "Additional Information on Investment Policies and Techniques," will be of high quality and present minimal credit risks. To the extent that the Prime Fund is invested in STRIPS (see "Additional Information on Investment Policies and Techniques--Prime Fund"), those securities may be subject to greater fluctuation of market value than other securities in which the Prime Fund invests. There can be no assurance that the Prime Fund will achieve its investment objective.

    The Prime Fund may purchase the securities of issuers in foreign countries. However, all of the Prime Fund's investments will be in U.S. Dollar denominated securities with remaining maturities of 397 days or less. Securities in which the Prime Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Certain instruments issued or guaranteed by issuers, including the U.S. Government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The dollar weighted average maturity of the Prime Fund will be 60 days or less.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

MANAGEMENT OF THE FUNDS

                                    ADVISER

THE CHASE MANHATTAN BANK, N.A. manages the assets of the Treasury Fund and the Federal Fund pursuant to Investment Advisory Agreements dated April 15, 1994 and, the Tax Free Fund, the U.S. Government Fund, the Global Fund and the Prime Fund pursuant to Investment Advisory Agreements dated October 25. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for each Fund. For its services under the Investment Advisory Agreements, the Adviser receives an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of the fees payable to it under the Investment Advisory Agreements.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

    CERTAIN RELATIONSHIPS AND ACTIVITIES. Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased on behalf of any Fund. The adviser has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Adviser or in the possession of any affiliate of such Adviser, including the division of Chase that performs services for the Trust as Custodian. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated April 15, 1994 (the "Administration Agreement"), Chase serves as administrator of the Trust. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of such Fund's average daily net assets. However, the Administrator may, from time to time, voluntarily waive all or a portion of its fees payable under the Administration Agreement. The Administrator, pursuant to the terms of the Administration Agreement, shall not have any responsibility or authority for each Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Shareholder Servicing Agreements and Custodian Agreement described below without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, Chase believes that the Court's decision and these other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in shareholder servicing and custodial activities. Therefore, Chase believes, based on advice of its counsel, that it may serve as shareholder servicing agent to the Funds and render the services described in the shareholder servicing agreements, and Chase believes, based on advice of its counsel, that it may serve as Custodian to the Trust and render the services set forth in the Custodian Agreement, as appropriate, incidental national banking functions and as proper adjunct to its serving as investment adviser and administrator to the Funds.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, shareholder servicing, custodian or other administrative services for the Funds. If that occurred, the Trust's Board of Trustees promptly would seek to obtain for the Funds the services of another qualified adviser, shareholder servicing agent, custodian or administrator, as necessary. Although no assurances can be given, the Trust believes that, if necessary, the switch to a new adviser, shareholder servicing agent, custodian or administrator could be accomplished without undue disruption to the Funds' operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

The Premier Shares are continuously offered for sale without a sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor") after an order is received and accepted by a Shareholder Servicing Agent if it is transmitted prior to 12:00 noon, Eastern time for the Tax Free Fund, and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Global Fund, Treasury Fund, Federal Fund and Prime Fund on any business day during which the New York Stock Exchange and the Adviser are open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). Orders for Premier Shares received and accepted prior to the above designated times will be entitled to all dividends declared on such day. The minimum initial purchase is $100,000. Shareholders must maintain a minimum account balance of $100,000 in the Premier Shares at all times.

    It is anticipated that each Premier Shares' net asset value will remain constant at $1.00 per share and each Fund will employ specific investment policies and procedures to accomplish this result. Shares of each Fund are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Fund) or to customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with VBDS. An investor may purchase Premier Shares by authorizing his Shareholder Servicing Agent, broker or financial institution to purchase such Shares on his behalf through the Distributor, which the Shareholder Servicing Agent, broker or financial institution must do on a timely basis. All share purchases must be paid for in U.S. dollars, and checks must be drawn on U.S. banks. In the event a check used to pay for shares purchased is not honored by the bank on which it is drawn, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund or its agents.

    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days.

    Shareholder Servicing Agents may offer services to their customers, including specialized procedures for the purchase and redemption of Premier Shares, such as pre-authorized or systematic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, transaction fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the yield on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by a Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as Shareholder Servicing Agents (see "Shareholder Servicing Agents, Transfer Agent and Custodian--Shareholder Servicing Agents"), which will have the effect of increasing the yield on the investment of customers of that Shareholder Servicing Agent. Shareholder Servicing Agents may also increase or reduce the minimum dollar amount required to invest in the Funds and waive any applicable holding periods.

    Each Fund intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, each Fund must have federal funds available to it (i.e., monies credited to the account of such Fund's custodian bank by a Federal Reserve Bank). Each Shareholder Servicing Agent has agreed to provide each of the Premier Shares with federal funds for each purchase at the time it transmits the order for such purchase to the Distributor. Therefore, each shareholder and prospective investor should be aware that if he does not have sufficient funds on deposit with, or otherwise immediately available to, his Shareholder Servicing Agent, there may be a delay in transmitting and effecting his purchase order since his Shareholder Servicing Agent will have to convert his check, bank draft, money order or similar negotiable instrument into federal funds prior to effecting the purchase order. In such case, the purchase order will be effected at the purchase price per share next determined after the conversion to federal funds has been accomplished. If such a delay is necessary, it is expected that in most cases it would not be longer than two business days.

    Each of the Premier Shares reserves the right to cease offering shares for sale at any time, to reject any order for the purchase of shares and to cease offering any services provided by a Shareholder Servicing Agent. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

    For further information as to how to direct a Shareholder Servicing Agent to purchase shares of a Fund, an investor should contact his or her Shareholder Servicing Agent.

    SYSTEMATIC INVESTMENT PLAN. Shareholders may establish a monthly investment plan by which investments are automatically made to his/her Vista Fund account through Automatic Clearing House (ACH) deductions from a checking account. The minimum monthly investment through this plan is $1,000. Shareholders may choose either to have these investments made during the first or third week each month. Please note that your initial ACH transactions may take up to 10 days from the receipt of your request to be established.

    Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin a Systematic Investment Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The letter should contain your Vista Fund account number, the desired amount and cycle of the systematic investment, and must include a voided check from the checking account from which debits are to be made. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of the national securities exchange. Please note that notaries public cannot provide signature guarantees.

                                  REDEMPTIONS

    Shareholders may redeem all or any portion of the shares in their account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to his Shareholder Servicing Agent and transmitted by it to and received by a Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 12:00 noon, Eastern time for the Tax Free Fund, and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Global Fund, Treasury Fund, Federal Fund and Prime Fund on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption will be paid in federal funds normally on the Fund Business Day the redemption is effected, but in any event within seven days. The forwarding of proceeds from redemption of shares which were recently purchased by check may be delayed until the purchase check has cleared, which may take up to fifteen days. A shareholder who is a customer of a Shareholder Servicing Agent may redeem his Premier Shares by authorizing his Shareholder Servicing Agent or its agent to redeem such shares, which the Shareholder Servicing Agent or its agent must do on a timely basis.

    The signature of both shareholders is required for any written redemption requests (other than those by check) from a joint account. In addition, a redemption request may be deferred for up to 15 calendar days if the Transfer Agent has been notified of a change in either the address or the bank account registration previously listed in the Fund records. The value of shares of the Fund redeemed may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned his shares. Redemption of shares are taxable events on which the shareholder may recognize a gain or loss.

    Although the Funds generally retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    The payment of redemption requests may be wired or mailed directly to a previously designated domestic commercial bank account. However, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 12:00 noon, Eastern time for the Tax Free Fund and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Prime Fund, Federal Fund, Treasury Fund and Global Fund, on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 34-VISTA.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    AUTOMATIC REDEMPTION PLAN. A shareholder owning $10,000 or more of the shares of a Fund as determined by the then current net asset value may provide for the payment monthly or quarterly of any requested dollar amount (subject to limits) from his account to his order. A sufficient number of full and fractional shares will be redeemed so that the designated payment is received on approximately the 1st or 15th day of the month following the end of the selected payment period.

                              EXCHANGE PRIVILEGES

    Shareholders of the Premier Shares of the Funds may exchange at relative net asset value among such Premier Shares of each of the Funds, and may exchange at relative net asset value plus any applicable sales charges, for the shares of the non-money market Vista Funds of the Trust or for the shares of the non-money market Vista Funds of Mutual Funds Group ("MFG"), an affiliated investment company, of which Chase is the advisor and VBDS is the distributer, in accordance with the terms of the then-current prospectus of the Fund being acquired. The prospectus of the Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. With respect to exchanges into a fund which charges a front-end sales charge, such sales charge will not be applicable if the shareholder previously acquired his Premier Shares by exchange from such fund.

    Under the Exchange Privilege, Shares of a Fund may be exchanged for shares of other funds of the Trust or MFG only if those Funds are registered in the states where the exchange may legally be made. In addition, the account registration for the Vista Fund (whether a Fund of the Trust or MFG) into which shares of the Funds are being exchanged must be identical to that of the account registration for the Fund from which shares are being redeemed. Any such exchange may create a gain or loss to be recognized for Federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchase may be delayed by either Fund up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    This privilege may be amended or terminated at any time without notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information and telephone exchange forms are available from Vista Service Center.

    MARKET TIMING. The exchange privilege described in each Prospectus is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and other circumstances where the Trustees, or Adviser believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged $5.00 administration fee per each such exchange.

                                    GENERAL

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Fund's Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Funds or their agents are authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Funds in writing. Shareholders agree to release and hold harmless the Funds, the Adviser, the Administrator, any Shareholder Servicing Agent or sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Funds or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    Shareholders purchasing their shares through a Shareholder Servicing Agent may not assign, transfer or pledge any rights or interest in any Fund shares or any investment account established with a Shareholder Servicing Agent to any other person without the prior written consent of such Shareholder Servicing Agent, and any attempted assignment, transfer or pledge without such consent may be disregarded.

    The Funds may also establish and revise from time to time account minimums and transactions or amount restrictions on purchases, exchanges, redemptions, checkwriting services, or other transactions permitted in connection with shareholder accounts. The Funds may also require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Funds. The Funds may refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    The following discussion is addressed primarily to individual investors and is for general information only. A prospective investor, including a corporate investor, should also review the more detailed discussion of federal income tax considerations relevant to each Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax advisers as to the tax consequences of an investment in the Funds, including the status of distributions from a Fund in his own state and locality and the possible applicability of the federal alternative minimum tax to a portion of the distributions of the Tax Free Fund.

    The Trust intends to qualify each Fund each year and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year a Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of each Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, the Trust is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by a Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Tax Free Fund of its tax-exempt interest income (net of expenses) are designated as "exempt-interest dividends" which are excluded from gross income for regular federal income tax purposes. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Each Fund will seek to avoid recognition of capital gains.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt interest dividends will be sent to each shareholder of a Fund promptly after the end of each calendar year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by a Fund.

Generally, shareholders are subject to backup withholding if they have not provided a Fund with a correct taxpayer identification number and certain required certifications.

    U.S. GOVERNMENT FUND. Shareholders of the U.S. Government Fund (other than tax-exempt shareholders) will be subject to federal income tax on the ordinary income dividends and any capital gains dividends from the Fund and may also be subject to state and local taxes. The laws of some states and localities, however, exempt from some taxes dividends such as those paid on shares of the U.S. Government Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities. The U.S. Government Fund intends to advise their shareholders of the proportion of their ordinary income dividends which are attributable to such interest.

    The State of New York, for example, exempts from its personal income tax dividends such as those paid on shares of the U.S. Government Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, provided that at least 50% of the Fund's portfolio consists of such obligations and the Fund complies with certain notice requirements. The New York State Department of Taxation and Finance (like most other States) currently takes the position, however, that certain obligations backed by the full faith and credit of the U.S. Treasury, such as GNMA Certificates, and repurchase agreements backed by any U.S. Government obligation, do not constitute exempt obligations of the U.S. Government. Under present market conditions, it is expected that less than 50% of the U.S. Government Fund's portfolio will consist of obligations which the New York state Department of Taxation and Finance views as exempt. Accordingly, it is likely that no portion of the dividends paid on shares of the Fund will be exempt from New York State personal income tax.

    Shareholders are urged to consult their tax advisers regarding the possible exclusion from state and local income tax of a portion of the dividends paid on shares of the U.S. Government Fund which is attributable to interest from obligations of the U.S. Government and its agencies and instrumentalities.

    TAX FREE FUND. In accordance with the investment objectives of the Tax Free Fund, it is expected that most or all of the net investment income of the Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of the Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of the Fund's investment objective. As a result, most or all of the dividends paid out of the Tax Free Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Fund made during each fiscal year and may differ from the actual percentage for any particular month. Any dividends paid out of any net long-term or short-term capital gains will be taxable to shareholders, although the Tax Free Fund will seek to avoid recognition of capital gains.

    Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of Social Security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Tax Free Fund will be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax.

    Interest on indebtedness incurred to purchase or carry shares of the Tax Free Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of Municipal Obligations should consult with their own tax advisers before purchasing shares of the Tax Free Fund.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. Shareholders of the Tax Free Fund may be exempt from state and local taxes on exempt-interest dividends paid out of interest on Municipal Obligations of the state and/or municipalities of the state in which they reside but may be subject to state and local tax on exempt-interest dividends paid out of interest on Municipal Obligations of other jurisdictions.

OTHER INFORMATION CONCERNING SHARES OF THE FUNDS

                                NET ASSET VALUE
The net asset value of the shares of the Tax Free Fund is determined at 12:00 noon, Eastern time and the net asset value of the shares of each of the U.S. Government Fund, the Global Fund, the Treasury Fund, the Federal Fund and the Prime Fund is determined as of 2:00 p.m., Eastern time, on each Fund Business Day, by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of its shares outstanding at the time the determination is made. The portfolio securities of each Fund are valued at their amortized cost pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized under "Additional Information on Investment Policies and Techniques." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold.

    It is anticipated that the net asset value of each share will remain constant at $1.00 and these Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share, and consideration of certain actions before such deviation exceed 1/2 of 1%. Income earned on a Fund's investments is accrued daily and the Net Income, as defined under "Distributions and Dividends" below, is declared each Fund Business Day as a dividend. See "Determination of Net Asset Value" in the Statement of Additional Information for further information regarding determination of net asset value and the procedures to be followed to stabilize the net asset value at $1.00 per share.

                          DISTRIBUTIONS AND DIVIDENDS

    The net income of the Premier Shares is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, Eastern time for the Tax Free Fund and as of 2:00 p.m., Eastern time for the U.S. Government Fund, the Global Fund, the Treasury Fund, the Federal Fund and the Prime Fund. All the net income, as defined below, of the Premier Shares so determined is declared as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly on or about the last business day of each month (or on such other date in each month as the shareholder's Shareholder Servicing Agent may designate as the dividend distribution date with respect to a particular shareholder). Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of additional shares at the rate of one share (and fractions thereof) for each one dollar (and fractions thereof) of dividend income.

    For this purpose, the net income of the Premier Shares (from the time of the immediately preceding determination thereof) shall consist of all income accrued, including the accretion of discounts, except for the Tax Free Fund, less the amortization of any premium on the portfolio assets of such Fund, less all actual and accrued expenses determined in accordance with generally accepted accounting principles. As noted above, securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

    Since the net income of the Premier Shares is declared as a dividend each time its net income is determined, the net asset value per share (i.e., the value of its net assets divided by the number of its shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his account.

    It is expected that the Premier Shares will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding shares will be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment. Thus, the net asset value per share will be maintained at a constant $1.00.

      DISTRIBUTION PLANS AND DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trustees have adopted Distribution Plans (a "Distribution Plan") for the Tax Free and the U.S. Government Fund in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans will benefit each of the Premier Shares of those Funds and their shareholders.

    Each Distribution Plan provides that each Fund other than the Global Fund, the Treasury Fund, the Federal Fund and the Prime Fund shall pay distribution fees (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.15% of the average daily net assets for the Premier Shares of the Tax Free Fund, and 0.10% for the Premier Share of U.S. Government Fund. There is no Distribution Plan for the Global Fund. The Distributor may, from time to time, voluntarily waive all or a portion of its fees payable under the Distribution Plan. Since the Basic Distribution Fee is not directly tied to expenses, the amount of Basic Distribution Fees paid by each of the Premier Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). However, the Premier Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid. The Trustees have also adopted distribution plans for the Vista Shares of the Tax Free Fund, U.S. Government Fund and the Federal Fund. Such plans are identical in all material respects to the Distribution Plan described above, except that the Basic Distribution Fees under such plans may not exceed 0.20% of the Vista Shares of the Tax Free Fund's average daily net assets and 0.10% of the U.S. Government Fund's and Federal Fund's average daily net assets. Pursuant to the Distribution Plan for the Vista Shares of the Federal Fund, Sheffield Management Company may be paid a distribution fee of up to 0.10% of the average net assets of the Fund. No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by the other class of shares of such Fund.

    Under the Distribution Plan, the Tax Free Fund is permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Tax Free[] Fund under the Distribution Plan would be at an annual rate of 0.20% of its average daily net assets.

    The Distribution and Sub-Administration Agreement dated April 15,1994 for the Funds (the "Distribution Agreement") provides that the Distributor will act as the principal underwriter of shares of each Fund and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. While there is no sales load, the Distributor receives a fee from each Fund at an annual rate equal to 0.05% of each Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of each Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses incurred in connection with organizing new series or classes of the Trust and certain other ongoing expenses of the Trust.

                                    EXPENSES

    Each of the Funds intends to pay all or its pro rata share of expenses, including the compensation of the Trustees; all fees under the Distribution Plan, if any for that Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, Shareholder Servicing Agent, or dividend disbursing agent; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset values of the Funds; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreements, the administration fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund or the Shares except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

    Pursuant to offering multiple classes of shares, certain expenses of the Funds are borne by certain classes, either exclusively, or in a manner which approximates the proportionate value received by the class as a result of the expense being incurred.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that trust shares held in the treasury of the trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    Shareholders of the Premier Shares bear the fees and expenses described in this Prospectus. Similarly, shareholders of each counterpart Vista Shares and Institutional Shares bear the fees and expenses described in the appropriate prospectus for such classes of Shares. The fees paid by each of the Premier Shares to the Distributor and Shareholder Servicing Agent under the distribution plan and shareholder servicing arrangements for distribution expenses and shareholder services provided to institutional investors by the Shareholder Servicing Agents are less than similar fees paid under distribution plans and shareholder servicing arrangements adopted for its counterpart Vista Shares. However, the Institutional Shares pay no fees under distribution plans or shareholder servicing arrangements. As a result, at any given time, the net yield on the Premier Shares will be approximately .10% to .25% higher than the yield on the counterpart Vista Shares and approximately .18% to .28% lower than the yield on the counterpart Institutional Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class or of all series and classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of the same series otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

    On October 28, 1994, certain mutual fund series of Mutual Fund Group ("MFG') an affiliated investment company, underwent a statutory reorganization to become series of the Trust. The Tax Free, U.S. Government, Global and Prime Funds are such series and, therefore, certain information contained in this prospectus reflects the history of those Funds since their inception as series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of the reorganization.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

                          SHAREHOLDER SERVICING AGENTS

    The shareholder servicing agreement with each Shareholder Servicing Agent provides that such Shareholder Servicing Agent will, as agent for its customers, peform various services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for each Fund or class of shares as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to a Fund or class of shares; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of each Fund or class of shares, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and transmit to the Funds proxies executed by shareholders with respect to meetings of shareholders of each Fund or class of shares; vote the outstanding shares of each Fund or class of shares whose shareholders do not transmit executed proxies or attend shareholder meetings in the same proportion as the votes cast by other shareholders of the Fund or class represented at the shareholder meeting as to which such Shareholder Servicing Agent is the agent of record and provide such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

    For performing these services, each Shareholder Servicing Agent for the Vista Shares and Premier Shares receives certain fees, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The fees relating to acting as liason to shareholders and providing personal services to shareholders will not exceed, on an annualized basis for each Fund's then-current fiscal year, 0.20% for the Premier Shares of the Tax Free Fund and 0.10% for each of the Premier Shares of the U.S. Government Fund, Global Fund, Treasury Fund, Federal Fund and Prime Fund and, 0.25% for the Vista Shares of the Tax Free Fund and 0.25% for each of the Vista Shares of the U.S. Government Fund, Global Fund, Treasury Fund and Federal Fund of the average daily net assets represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may, from time to time, voluntarily waive a portion of the fees payable to it. As explained above, the Institutional Shares do not pay shareholder servicing fees. In addition, Chase may provide other related services to the Fund for which it may receive compensation.

    The Shareholder Servicing Agent, and its affiliates, agents and representatives acting as Shareholder Servicing Agents, may establish custodial investment accounts ("Accounts"), known as Chase Investment Accounts or by any other name designated by a Shareholder Servicing Agent. Through such Accounts, customers can purchase, exchange and redeem Fund shares, receive dividends and distributions on Fund investments, and take advantage of any services related to an Account offered by such Shareholder Servicing Agent from time to time. All Accounts and any related privileges or services shall be governed by the laws of the State of New York, without regard to its conflicts of laws provisions.

    The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from publicly underwriting or distributing certain securities such as each Fund's shares. The Trust, on behalf of the Funds, will engage banks, including Chase and its affiliates, as Shareholder Servicing Agents only to perform advisory, custodian, administrative and shareholder servicing functions as described above. While the matter is not free from doubt, the management of the Trust believes that such laws should not preclude a bank, including a bank which acts as investment adviser, custodian or administrator, or in all such capacities for the Trust, from acting as a Shareholder Servicing Agent. However, possible future changes in federal law or administrative or judicial interpretations of current or future law, could prevent a bank from continuing to perform all or a part of its servicing activities. If that occurred, the bank's shareholder clients would be permitted to remain as shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of each Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trust does not expect that shareholders would suffer any adverse financial consequences as a result of these occurrences.

                          TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Trust. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend distributions to shareholders. From time to time, DST and/or the Funds may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Trust's Custodian does not determine the investment policies of the Funds or decide which securities will be bought or sold on behalf of the Funds or otherwise have access to or share material inside information with the internal division that performs advisory services for the Funds.

                         TAX SHELTERED RETIREMENT PLANS

    Shares of the U.S. Government Fund and the Global Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing, and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Call or write the Transfer Agent for more information.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

                     SPECIFIC FUND POLICIES AND INFORMATION

    U.S. GOVERNMENT FUND. The U.S. Government Fund may engage in transactions involving reverse repurchase agreements in an amount not to exceed 5% of the Fund's total assets. Reverse repurchase agreements involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing transactions by the Fund. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high quality debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. For additional information regarding reverse repurchase agreements, see "Investment Objectives, Policies and Restrictions--Investment Policies: Reverse Repurchase Agreements" in the Statement of Additional Information.

    The U.S. Government Fund is also permitted to invest in U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously. For additional information on these types of securities, see "Investment Objectives, Policies and Restrictions--Investment Policies: Specialized Kinds of Government Agency Securities" in the Statement of Additional Information.

    If securities issued or guaranteed by GNMA, FNMA or FHLMC are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss to the U.S. Government Fund of the premium, which may be particularly likely in the event of a prepayment.

    TAX FREE FUND. As a non-fundamental policy, the assets of the Tax Free Fund will be invested only in Municipal Obligations that qualify under one of the following categories:

        (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard and Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch"), or, if not rated, are of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust, relating to the credit evaluation of the obligor on the bonds or of the bank issuing a guaranty or letter of credit in support of the bonds or of any insurance issued in support of the bonds.

        (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG-1 or MIG-2 by Moody's, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch, or if not rated, are of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust. The principal kinds of municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

        (3) Municipal commercial paper that is rated Prime-1 by Moody's, A-1 by Standard & Poor's or F-1 by Fitch or, if not rated, is of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements (see "Investment Objectives, Policies and Restrictions--Investment Policies: Repurchase Agreements" in the Statement of Additional Information) or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

    While Municipal Obligations satisfying the foregoing criteria may not earn as high a level of current income as securities with longer terms or of lower quality, those securities would generally be less liquid and subject to a higher degree of price fluctuation than such Municipal Obligations. For descriptions of the ratings of Standard & Poor's, Moody's and Fitch, see "Description of Ratings" in Appendix A.

    In view of the possible "concentration" of the Tax Free Fund in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks associated with such an investment. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. For further information concerning variable rate demand instruments, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.

    STAND-BY COMMITMENTS. When the Tax Free Fund purchases Municipal Obligations, stand-by commitments from banks with respect to such Municipal Obligations may also be acquired. The Tax Free Fund also reserves the right to, and may in the future, acquire stand-by commitments from broker-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio. Not more than 10% of the total assets of the Tax Free Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

    The Tax Free Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The purpose of this practice is to permit such Fund to be fully invested in securities, the interest on which is excluded from gross income for federal income tax purposes, while preserving the necessary liquidity to purchase securities on a "when-issued" or "forward delivery" basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

    The stand-by commitments that may be entered into are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Tax Free Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Municipal Obligations with the additional security provided by a stand-by commitment will cost the Fund more, directly or indirectly, than comparable securities without such a commitment, thus providing a lower yield than would be available from such other securities. The Tax Free Fund will not purchase Municipal Obligations with stand-by commitments from the Adviser or any bank affiliated with the Adviser, and have no present intention of acquiring Municipal Obligations with stand-by commitments from Shareholder Servicing Agents or banks affiliated with Shareholder Servicing Agents. For further information concerning stand-by commitments, see "Investment Objectives, Policies and Restrictions-- Investment Policies: Stand-by Commitments" in the Statement of Additional Information.

    GLOBAL FUND. The Global Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof include certain U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are primarily supported by the full faith and credit of the U.S. Treasury, such as securities of the Small Business Administration. The Global Fund may also invest in selected securities issued or guaranteed by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). In addition, the Fund may invest in those obligations supported by (i) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (ii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or (iii) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies and instrumentalities as described in clauses (i),
(ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Global Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously.

    PRIME FUND. The Prime Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof include certain U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are primarily supported by the full faith and credit of the U.S. Treasury, such as securities of the Small Business Administration. The Prime Fund may also invest in selected securities issued or guaranteed by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). In addition, the Fund may invest in those obligations supported by
(i) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (ii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or (iii) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies and instrumentalities as described in clauses (i), (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Prime Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously. The Fund has no current intension to actively trade in STRIPS.

                      COMMON FUND POLICIES AND INFORMATION

    Other Securities. The Global and Prime Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities, including "Treasury Receipts", "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS"). These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

    Domestic Bank Obligations. The domestic bank obligations in which the Global and Prime Funds may invest consist of certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    Foreign Bank Obligations. The foreign bank obligations in which the Global and Prime Funds may invest consist of U.S. Dollar denominated obligations issued or guaranteed by foreign banks, including foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    Commercial Paper and Other Short-Term Obligations. The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Global and Prime Funds, other than those of bank holding companies, include obligations which are (i) rated Prime-I by Moody's, A-1 by Standard & Poor's or F-1 by Fitch; or (ii) determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Global and Prime Funds at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, Standard & Poor's or Fitch. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Global and Prime Funds include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

    The Global and Prime Funds also may purchase floating and variable rate demand notes and bonds, which are obligations normally having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Global and Prime Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Global and Prime Funds' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Global and Prime Funds, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Funds' portfolio. The Global and Prime Funds will not invest more than 10% of the value of their respective total assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. In addition, the Prime Fund will not trade in variable demand notes that have interest rate caps except with respect to usury considerations.

    Securities of Foreign Governments and Supranational Agencies. The Global and Prime Funds may invest up to 25% of their respective total assets in obligations of supranational agencies, such as the International Bank for Reconstruction and Development, also known as the World Bank, which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future. For a discussion of the risks associated in investment in these securities see "Risk Factors" below.

    The Global and Prime Funds will limit its investments in U.S. Dollar denominated foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada.

    Other Investment Policies and Restrictions. The Global, Treasury, Federal and Prime Funds have adopted certain fundamental investment restrictions set forth in the Statement of Additional Information, which include a restriction that such Fund will not borrow money (excluding entering into reverse repurchase agreements) except from banks and only for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities; provided that such borrowings in the aggregate may not exceed 10% of the value of the Fund's total assets (including the amount borrowed) at the time of such borrowing. The Global, Treasury, Federal and Prime Funds will not purchase investment securities when the Fund's outstanding borrowings exceed 5% of the value of its total assets. The Global and Prime Funds may invest up to 25% of their respective total assets in the securities of issuers in any industry, provided that there is no limitation on investments of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Global and Prime Funds' concentration policy regarding the U.S. and foreign banking industries may involve certain additional credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries.

    The Global and Prime Funds may invest not more than 10% of their respective total assets in repurchase agreements maturing in more than seven days or in other nonmarketable or illiquid securities maturing in more than seven days, including reverse repurchase agreements. The Funds, except for the Tax Free Fund, may invest in reverse repurchase agreements which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing by the Funds. During the time a reverse repurchase agreement is outstanding, the Global Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high quality debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the Fund's portfolio securities transferred may decline below the price at which the Fund is obligated to repurchase the securities. Further, because a reverse repurchase agreement entered into by a Fund constitutes borrowing, it may have a leveraging effect.

    Risk Factors. Foreign bank obligations include fixed time deposits which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. The Global and Prime Funds will not invest more than 10% of their respective total assets in fixed time deposits. Fixed time deposits do not have a market and therefore may be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

    U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

    Foreign securities issued by foreign governments, any of their political subdivisions, agencies and instrumentalities, debt obligations issued by foreign banks and their branches and commercial paper issued by foreign issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, that there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to United States issuers. In addition, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

    REPURCHASE AGREEMENTS. Each Fund other than the Federal Fund may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy by the Trustees and only if fully collateralized by U.S. Government obligations or other securities in which such Fund is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by a Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, each Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Funds to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of a Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days. Repurchase agreements are considered loans under the 1940 Act.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. Each Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a

"forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by a Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of a Fund's total assets will be committed to such purchases. A Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by an Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases and have the effect of leveraging. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, a Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. Any gain resulting from any such sale would not be tax-exempt. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objectives, Policies and Restrictions--Investment Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. The variable rate demand instruments that may be purchased by the Tax Free Fund are tax exempt obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days, in each case not more than 30 days' notice. With respect to the U.S. Government Fund, certain Government securities, provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The variable rate securities in which the above-referenced Funds may be invested include participation certificates (and, with respect to the U.S. Government Fund, certificates of indebtedness) issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations ("Participation Certificates"). Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. With respect to the Tax Free Fund, these instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by one of the Funds, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Trustees have determined meets the prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S Government securities. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.)

    The Adviser will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold by a Fund, it is intended that they be held until maturity, except under certain specified circumstances. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.)

    As a result of the variable rate nature of these investments, a Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolios of the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolios of these Funds, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolios of these Funds, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies: Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Since money market instruments are generally purchased in principal transactions, the Funds pay no brokerage commissions. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    EFFECT OF RULE 2A-7 ON PORTFOLIO MANAGEMENT. The portfolio management of each Fund is intended to comply with the provisions of Rule 2a-7 under the 1940 Act (the "Rule") under which, if a Fund meets certain conditions, it may use the "amortized cost" method of valuing its securities. Under the Rule, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain kinds of instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period remaining until they can be executed.

    In accordance with the provisions of the Rule, each of the Global Fund, U.S. Government Fund, Treasury Fund, Federal Fund and Prime Fund must: (i) maintain a dollar weighted average portfolio maturity (see above) not in excess of 90 days (however, the U.S. Government Fund, the Treasury Fund and the Prime Fund do not plan to have a dollar weighted portfolio maturity in excess of 60 days); (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Trustees determines present minimal credit risks, and which are of "high quality" as determined by at least two major rating services; or, in the case of any instrument that is split-rated or not rated, of comparable qualify as determined by the Board; and
(iii) not purchase any instruments with a remaining maturity (see above) of more than 397 days. The Rule also contains special provisions as to the maturity of variable rate and floating rate instruments. In accordance with the Rule, the Tax Free Fund must (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 397 days or less and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable qualify as determined in accordance with procedures established by the Board of Trustees.

    PORTFOLIO SECURITIES LENDING. Although the Funds do not intend to engage in such activity in the ordinary course of business, each Fund (other than the Tax Free Fund) is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 20% of the value of the U.S. Government or Global Fund's total assets and 30% of the Treasury, Federal or Prime Fund's assets. In connection with such loans, the Funds will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions (or in the case of the Treasury Fund, U.S. Treasury obligations). Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Funds can increase their income through the investment of such collateral. The Funds continue to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. The Funds might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with the Funds. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

    "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). Municipal Obligations consist of both notes and bonds. There are five major varieties of state and municipal notes: TAX ANTICIPATION NOTES ("TANS"); REVENUE ANTICIPATION NOTES ("RANS"); BOND ANTICIPATION NOTES ("BANS"); AND CONSTRUCTION LOAN NOTES ("CLNS").

    TANS AND RANS are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues (respectively) expected to be received within one year.

    BANS are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

    CLNS are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction, and therefore have security beyond that of the traditional BAN.

    Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of revenue bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities ("Private Activity Bonds"). Interest on the Private Activity Bonds is generally, with certain exceptions, excluded from gross income for federal income tax purposes pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. Private Activity Bonds in most cases, do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on Private Activity Bonds usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many Private Activity Bonds, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, Private Activity Bonds or the participation certificates in Private Activity Bonds purchased by a Fund will have liquidity because they will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by a Fund at any time.

YIELD AND PERFORMANCE INFORMATION
    From time to time, each of the Premier Shares may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Premier Shares in the future. From time to time, the yield of each of the Premier Shares, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to other relevant indices or to rankings prepared by independent services or other financial or industry publications, such as Lipper

Analytical Services, Inc., or the Morningstar Mutual Funds on Disc, that monitor the performance of mutual funds. In addition, the yield of each of the Premier Shares may be compared to the Donoghue's Money Fund AveragesTM, compiled in the Donoghue's Money Fund Report (R), a widely recognized independent publication that monitors the performance of money market funds. Also, each of the Premier Shares' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature. Each of the Premier Shares may, with proper authorization, reprint articles written about the Premier Shares and provide them to prospective shareholders.

    Each of the Premier Shares may provide its annualized "yield" and "effective yield" to current and prospective shareholders. The "yield" of a fund refers to the income generated by an investment in the fund over a seven-day period (which period shall be stated in any advertisement or communication with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that week is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The Tax Free Fund may also quote a "tax equivalent yield." The "tax equivalent yield" refers to the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the Tax Free Fund. The use of a tax equivalent yield allows investors to compare the yield of the Tax Free Fund, which provides shareholders with income excluded for federal income tax purposes, with yields of money market funds which are not so tax-exempt.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of each of the Premier Shares will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's and the Shares' expenses. In addition, the Adviser, the Administrator and each Shareholder Servicing Agent may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield) of the Premier Shares during the period such waivers are in effect. These factors and possible differences in the methods used to calculate yields should be considered when comparing each of the Premier Shares' yields to those published for other money market funds and other investment vehicles. A Shareholder Servicing Agent may charge its customers direct fees in connection with an investment (see "Purchases and Redemptions of Shares--Purchases") which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent. Conversely, each of the Premier Shares is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received (see "Purchases and Redemptions of Shares--Purchases"), which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return. See the Statement of Additional Information for further information concerning each of the Premier Shares' calculation of yield.

                               OTHER INFORMATION

    Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by the Vista Tax Free Money Market Fund.

    More than 25% of the assets of the Vista Tax Free Money Market Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory occurrences. The value of shares of the Fund may be subject to greater risk than those of other mutual funds that do not permit such a practice.

    The Statement of Additional Information contains more detailed information about the Trust and the Premier Shares, including information related to (i) each Fund's investment policies and restrictions, (ii) risk factors associated with each Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions and brokerage allocation, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of such Shares. The audited financial statements for the Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

                                                                      APPENDIX A

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's, Standard & Poor's and Fitch's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                           DESCRIPTION OF MOODY'S TWO
                    HIGHEST QUALITY MUNICIPAL BOND RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

                   DESCRIPTION OF MOODY'S TWO HIGHEST RATINGS
                         OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

    MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

------------

* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                            COMMERICAL PAPER RATING

    The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternate liquidity.

  DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST QUALITY MUNICIPAL BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
            RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                            COMMERCIAL PAPER RATINGS

    The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

               DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                          AND TAX-EXEMPT DEMAND BONDS
                             MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                                 [VISTA LOGO]

[VISTA LOGO]


Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

                                                       PREMIER
                                                       SHARES


                                                       Prospectus
                                                       and Application
----------------------------------------               ------------------------

INVESTMENT ADVISER AND ADMINISTRATOR                 * VISTA GLOBAL
The Chase Manhattan Bank, N.A.                         MONEY MARKET FUND

DISTRIBUTOR                                          * VISTA PRIME
Vista Broker-Dealer Services, Inc.                     MONEY MARKET FUND

TRANSFER AGENT                                       * VISTA U.S. GOVERNMENT
DST Systems, Inc.                                      MONEY MARKET FUND

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen                      * VISTA TREASURY PLUS
Kamin & Frankel                                        MONEY MARKET FUND

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP                                 * VISTA FEDERAL
                                                       MONEY MARKET FUND

SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.
                                                     * VISTA TAX FREE
                                                       MONEY MARKET FUND




                                 VPMM-1

                                                       December 31, 1995

                                                                [VISTA LOGO]


                                                      INSTITUTIONAL
                                                      SHARES
                                                      Money Market Funds

                                                      Prospectus and Application
                                                      --------------------------

                                                    * VISTA GLOBAL
                                                      MONEY MARKET FUND

                                                    * VISTA PRIME
                                                      MONEY MARKET FUND

                                                    * VISTA U.S. GOVERNMENT
                                                      MONEY MARKET FUND

                                                    * VISTA TREASURY PLUS
                                                      MONEY MARKET FUND

                                                    * VISTA TAX FREE
                                                      MONEY MARKET FUND

                                                      December 31, 1995

[VISTA LOGO]

Vista Service Center
P.O. Box 41932
Kansas City, MO 64141-6392

1-800-622-4273


----------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
The Chase Manhattan Bank, N.A.

DISTRIBUTOR
Vista Broker-Dealer Services, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Kramer, Levin, Naftalis, Nessen
Kamin & Frankel

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

SHAREHOLDER SERVICING AGENT & CUSTODIAN
The Chase Manhattan Bank, N.A.

                                                               December 31, 1995
                                   PROSPECTUS
                                   VISTA(SM)
                              INSTITUTIONAL SHARES

   Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994, presently consisting of 11 separate series (the "Fund" or the "Funds"). Under a multiple-class distribution system, the money market Funds may be offered through three separate classes of shares (the "Shares"). The Institutional Shares, which are offered only to qualified institutional investors making an initial minimum investment of $1,000,000, are offered through the Vista Tax Free Money Market Fund, Vista U.S. Government Money Market Fund, Vista Global Money Market Fund Vista Treasury Plus Money Market Fund, Vista Federal Money Market Fund and Vista Prime Money Market Fund (the "Institutional Shares") and are described in and offered pursuant to this Prospectus. Of the Funds offered in this prospectus, only the Vista Tax Free Money Market Fund is considered "non-diversified", and may invest more than 5% of its Fund's assets in the obligations of a single issuer. This may make the value of shares of a Fund more susceptible to certain risks than shares of a diversified mutual fund. Each Fund offered through this prospectus has a different investment objective, as follows:

VISTA TAX FREE MONEY MARKET FUND ("Tax Free Fund") seeks to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity, through investments primarily in short-term municipal obligations.

VISTA U.S. GOVERNMENT MONEY MARKET FUND ("U.S. Government Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity, through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government and repurchase agreements collateralized by such securities.

VISTA GLOBAL MONEY MARKET FUND ("Global Fund") seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. Dollar denominated commercial paper, obligations of foreign governments, obligations guaranteed by U.S. banks, and securities issued by the U.S. Government or its agencies.

VISTA TREASURY PLUS MONEY MARKET FUND ("Treasury Fund") seeks to provide maximum current income consistent with the preservation of capital and maintenance of liquidity through investment in (I) obligations issued by the U.S. Treasury and,
(ii) repurchase agreements fully collateralized by such U.S. Treasury obligations.

VISTA FEDERAL MONEY MARKET FUND ("Federal Fund") seeks to provide current income consistent with the preservation of capital and the maintenance of liquidity, through investments in obligations issued or guaranteed as to principal and interest by the U.S. Government or by U.S. Government agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state or local income taxes. The Federal Fund is structured to provide shareholders with income which is exempt from state and local income taxes.

VISTA PRIME MONEY MARKET FUND ("Prime Fund") seeks to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity through investments in U.S. Dollar denominated high quality commercial paper and other high quality short-term obligations; obligations of foreign governments and supranational agencies; U.S. Dollar denominated obligations issued or guaranteed by U.S. banks; securities issued or guaranteed by the U.S. Government or by agencies and instrumentalities thereof; and repurchase agreements.

   VISTA BROKER-DEALER SERVICES, INC. ("VBDS") IS THE FUNDS' DISTRIBUTOR AND IS UNAFFILIATED WITH CHASE. INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND THERE CAN BE NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE..

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Institutional Shares are continuously offered for sale without a sales load through VBDS, the Fund's distributor (the "Distributor"), only to qualified institutional investors that make an initial investment of $1,000,000. Shares may be redeemed by shareholders at the net asset value next determined on any Fund Business Day as hereinafter defined.

    This Prospectus sets forth concisely information concerning each Fund and its Institutional Shares that a prospective investor ought to know before investing. A Statement of Additional Information for the Institutional Shares, dated December 31, 1995, containing more detailed information about the Fund has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information for the Institutional Shares without charge by contacting the Fund.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    For information about each of the Institutional Shares, simply call the Vista Service Center at 1-800-34-VISTA. Current shareholders of each Fund may call 1-800-622-4273 for account information.

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   -----
Expense Summary.................................................   3
Financial Highlights............................................   4
Investment Objectives and Policies..............................   10
  Vista Tax Free Money Market Fund..............................   10
  Vista U.S. Government Money Market Fund.......................   11
  Vista Global Money Market Fund................................   11
  Vista Treasury Plus Money Market Fund.........................   12
  Vista Federal Money Market Fund...............................   13
  Vista Prime Money Market Fund.................................   14
Management of the Funds.........................................   15
Purchases and Redemptions of Shares.............................   17
Tax Matters.....................................................   19
Other Information Concerning Shares of the Funds................   21
Transfer Agent and Custodian....................................   25
Additional Information on Investment Policies and Techniques....   25
Common Fund Policies and Information............................   29
Appendix A--Description of Ratings..............................   A-1

EXPENSE SUMMARY

                                                                                                             U.S.
                                                TREASURY        FEDERAL         PRIME        TAX FREE     GOVERNMENT     GLOBAL
                                                  FUND           FUND           FUND           FUND          FUND         FUND
                                              -------------  -------------  -------------  -------------  ----------  -------------
                                              INSTITUTIONAL  INSTITUTIONAL INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL INSTITUTIONAL
                                                 SHARES         SHARES         SHARES         SHARES        SHARES       SHARES
                                              -------------  -------------  -------------  -------------  ----------  -------------
Annual Fund Operating Expenses (as a
  percentage of average net assets)
Investment Advisory Fee (After Waiver of
  Fees)*.....................................      0.05%          0.10%          0.10%          0.10%        0.10%          .10%
Administration Fee (After Waiver of Fees)*...      0.00%          0.05%          0.04%          0.05%        0.05%          .05%
Other Expenses
  --Sub-Administration Fee (After Waiver of
    Fees)*...................................      0.05%          0.05%          0.05%          0.05%        0.05%         0.05%
  --Other Operating Expenses+................      0.22%          0.10%          0.08%          0.12%        0.08%         0.07%
                                                     --             --             --             --           --            --
Total Fund Operating Expenses................      0.32%          0.30%          0.27%          0.32%        0.28%         0.27%
                                                     --             --             --             --           --            --
                                                     --             --             --             --           --            --
Example:
  You would pay the following expenses on a
    $1,000 investment in a Fund, assuming (1)
    5% annual return and (2) redemption at
    the end of:
      1 year.................................     $   3          $   3          $   3          $   3         $  3         $   3
      3 years................................        10             10              9             10            9             9
      5 years................................        18             17             15             18           16            15
     10 years................................        41             38             34             41           36            34

------------
 * Fees waived on a month-to month basis.

++ A $10.00 charge may be incurred for certain wire redemptions.


    The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, administration fee and sub-administration fee expected to be incurred by each Fund, after waiver of fees.

    Absent certain waivers, the annual investment advisory fees, administration fees and sub-administration fees would be 0.10%, 0.05% and 0.05%, respectively, for each of Fund's average net assets.

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF A CLASS OF SHARES OF A FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the tables set forth below for each of the periods have been audited by Price Waterhouse LLP, independent accountants, whose reports thereon is included in the Annual Report to shareholders.

                                       TAX FREE FUND
-------------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL
                                                                              SHARES
                                                                        -------------------
                                                                          YEAR     11/1/93*
                                                                         ENDED     THROUGH
                                                                        8/31/95    8/31/94++
                                                                        --------   --------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period.................................    $1.00      $1.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income..............................................    0.035      0.019
   Total from Investment Operations...................................    0.035      0.019
 LESS DISTRIBUTIONS:
   Dividends from net investment income...............................    0.035      0.019
                                                                        --------   --------

   Total Distributions................................................    0.035      0.019
NET ASSET VALUE, END OF PERIOD........................................    $1.00      $1.00
                                                                        --------   --------
                                                                        --------   --------

TOTAL RETURN..........................................................    3.53%      1.95%
 RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)............................  $108,494   $110,332
   Ratio of Expenses to Average Net Assets+...........................    0.33%      0.34%
   Ratio of Net Investment Income to Average Net Assets+..............    3.46%      2.38%
   Ratio of Expenses without waivers and assumption of expenses+......    0.34%      0.34%
   Ratio of net investment income without waivers and assumption of
     expenses to Average Net Assets+..................................    3.45%      2.38%

------------
 + Short periods have been annualized.
++ In 1994 the Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.
 * Commencement of offering of shares.


FINANCIAL HIGHLIGHTS

    The information on selected per share data and ratios with respect to each of the two fiscal periods ended August 31, 1995, and the related financial statements have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Statement of Additional Information. The following information should be read in conjunction with the financial statements and notes thereto which are included in the Statement of Additional Information.

                                  U.S. GOVERNMENT FUND(1)
--------------------------------------------------------------------------------------------
                                                                       INSTITUTIONAL SHARES
                                                                       ---------------------
                                                                         YEAR       12/10/93*
                                                                        ENDED       THROUGH
                                                                       8/31/95      8/31/94+
                                                                       --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................      $1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income...........................................      0.055        0.026
                                                                       --------     --------
   Total from Investment Operations................................      0.055        0.026
 LESS DISTRIBUTIONS:
   Dividends from net investment income............................      0.055        0.026
                                                                       --------     --------
   Total Distributions.............................................      0.055        0.026
NET ASSET VALUE, END OF PERIOD.....................................      $1.00        $1.00
                                                                       --------     --------
                                                                       --------     --------
TOTAL RETURN.......................................................      5.60%        2.61%
 RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000 omitted).........................    $466,083     $212,810

   Ratio of Expenses to Average Net Assets.........................      0.27%       0.27%#

   Ratio of Net Investment Income to Average Net Assets............      5.58%       3.81%#

   Ratio of expenses without variance and assumption of expenses to
     Average Net Assets............................................      0.28%       0.27%#

   Ratio of net investment income without variance and assumption
     of expenses to Average Net Assets.............................      5.57%       3.81%#

------------
  # Short periods have been annualized.

  * Commencement of offering of shares.

  + In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.

(1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization. The new portfolio is named Vista U.S. Government Money Market Fund. In connection with its reorganization, shares of the Trinity Government Fund were reorganized as Premier Shares of the Vista U.S. Government Money Market Fund at $1 per share. In addition, net assets of the former Vista U.S. Government Money Market Fund consisting of both Vista and Premier Shares were reorganized as Vista shares and Premier shares of the new Vista U.S. Government Money Market Fund, at $1 per share. The per share data and ratios for the periods prior to January 1, 1993 relate to the Trinity Government Fund.


FINANCIAL HIGHLIGHTS

    The information on selected per share data and ratios with respect to each of the two fiscal periods ended August 31, 1995, and the related financial statements have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Statement of Additional Information. The following information should be read in conjunction with the financial statements and notes thereto which are included in the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund.

                                        GLOBAL FUND
--------------------------------------------------------------------------------------------
                                                                       INSTITUTIONAL SHARES
                                                                      ----------------------
                                                                         YEAR       11/4/93*
                                                                        ENDED       THROUGH
                                                                       8/31/95      8/31/94+
                                                                      ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................    $  1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income...........................................       0.055        0.031
                                                                      ----------    --------
   Total from Investment Operations................................       0.055        0.031
 LESS DISTRIBUTIONS:
   Dividends (from net investment income)..........................       0.055        0.031
                                                                      ----------    --------
   Total Distributions.............................................       0.055        0.031
NET ASSET VALUE, END OF PERIOD.....................................    $  1.00        $1.00
                                                                      ----------    --------
                                                                      ----------    --------

TOTAL RETURN.......................................................       5.62 %       3.10%
 RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000 omitted).........................   3]$59,136     $486,461
   Ratio of Expenses to Average Net Assets#........................       0.23 %       0.26%
   Ratio of Net Investment Income to Average Net Assets#...........       5.42 %       3.72%
   Ratio of expenses without waivers and assumption of expenses to
Average Net Assets#................................................       0.28 %       0.29%
   Ratio of net investment income without waivers and assumption of
    expenses to Average Net Assets#................................       5.37 %       3.69%

------------
 # Periods less than one year have been annualized.

 * Commencement of offering of shares.

 + In 1994 the Global Money Market Fund changed its fiscal year-end from October
   31 to August 31.


FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                       TREASURY FUND
-------------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL
                                                                               SHARES
                                                                         ------------------
                                                                                    4/20/94*
                                                                                    THROUGH
                                                                          YEAR      AUGUST
                                                                          ENDED       31,
                                                                         8/31/95     1994
                                                                         -------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..................................   $  1.00    $  1.00
   Income From Investment Operations:
     Net Investment Income............................................     0.053      0.014
     Total from Investment Operations.................................     0.053      0.014
                                                                         -------    -------
Less dividends from net investment income.............................     0.053      0.014
Net Asset Value, End of Period........................................   $  1.00    $  1.00
                                                                         -------    -------
                                                                         -------    -------
Total Return..........................................................     5.36%      1.45%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)............................   $17,636    $14,976
   Ratio of Expenses to Average Net Assets#...........................     0.32%      0.32%
   Ratio of Net Investment Income to Average Net Assets#..............     5.21%      3.93%
   Ratio of expenses without waivers and assumption of expenses to
     average net assets#..............................................     0.89%      0.53%
   Ratio of net investment income without waivers and assumption of
     expenses to average net assets#..................................     4.64%      3.72%

------------
 # Periods less than one year have been annualized.
 * Commencement of operations.


FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                        FEDERAL FUND
--------------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL
                                                                               SHARES
                                                                        --------------------
                                                                                    4/20/94*
                                                                          YEAR      THROUGH
                                                                         ENDED       AUGUST
                                                                        8/31/95     31, 1994
                                                                        --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.................................   $   1.00    $   1.00
   Income From Investment Operations:
     Net Investment Income...........................................      0.054       0.015
     Total from Investment Operations................................      0.054       0.015
                                                                        --------    --------
Less dividends from net investment income............................      0.054       0.015
Net Asset Value, End of Period.......................................   $   1.00    $   1.00
                                                                        --------    --------
                                                                        --------    --------
Total Return.........................................................      5.57%       1.54%
                                                                        --------    --------
                                                                        --------    --------
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...........................   $113,591    $117,364
   Ratio of Expenses to Average Net Assets#..........................      0.31%       0.30%
   Ratio of Net Investment Income to Average Net Assets#.............      5.45%       4.26%
   Ratio of expenses without waivers and assumption of expenses to
average net assets#..................................................      0.37%       0.49%
   Ratio of net investment income without waivers and assumption of
     expenses to average net assets#.................................      5.39%       4.06%

------------
 # Periods less than one year have been annualized.
 * Commencement of operations.
** Commencement of offering shares.


FINANCIAL HIGHLIGHTS

    The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                         PRIME FUND
--------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL
                                                                               SHARES
                                                                         -------------------
                                                                           YEAR      4/26/94*
                                                                          ENDED      THROUGH
                                                                         8/31/95     8/31/94+
                                                                         --------    -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..................................   $   1.00    $  1.00
   Income From Investment Operations:
     Net Investment Income............................................      0.055      0.014
     Net Realized Loss on Securities..................................     (0.003)        --
                                                                         --------    -------
     Total from Investment Operations.................................      0.052      0.014
                                                                         --------    -------
     Voluntary Capital Contribution...................................      0.003         --
                                                                         --------    -------
Less dividends from net investment income.............................      0.055      0.014
Net Asset Value, End of Period........................................   $   1.00    $ 1.005
                                                                         --------    -------
                                                                         --------    -------
Total Return..........................................................      5.62%      1.50%
                                                                         --------    -------
                                                                         --------    -------
Ratios/Supplemental Data
   Net assets, End of Period (000 omitted)............................   $185,640    $57,961
   Ratio of Expenses to Average Net Assets#...........................      0.27%      0.27%
   Ratio of Net Investment Income to Average Net Assets#..............      5.57%      4.21%
   Ratio of expenses without waivers and assumption of expenses to
     average net assets#..............................................      0.35%      0.37%
   Ratio of net investment income without waivers and assumption of
     expenses to average net assets#..................................      5.49%      4.11%

------------
 # Periods less than one year have been annualized.
 + In 1994 the Prime Money Market Fund changed its fiscal year-end from October
   31 to August 31.
 * Commencement of offering shares.


INVESTMENT OBJECTIVES AND POLICIES

                        VISTA TAX FREE MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the Tax Free Fund is to provide its shareholders with as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Free Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES -- The Tax Free Fund seeks to achieve its investment objective by investing in short-term, fixed rate and variable rate Municipal Obligations (as defined at page 34). The Municipal Obligations in which the Fund invests will be of high quality and present minimal credit risks. Although the Tax Free Fund does not anticipate doing so in normal circumstances to a significant extent, it may hold uninvested cash reserves, which would adversely affect its yield.

    Although the Tax Free Fund will attempt to invest 100% of its assets in Municipal Obligations, it reserves the right to invest up to 20% of the value of its total assets in securities the interest on which is includable in gross income for federal income tax purposes or which constitute a preference item and, therefore, may be subject to the federal alternative minimum tax on individuals. The Tax Free Fund may invest more than 25% of its assets in Municipal Obligations secured by bank letters of credit or guarantees. In view of this possible "concentration" in these Municipal Obligations with bank credit support, an investment in the Tax Free Fund shares should be made with an understanding of the characteristics of the banking industry and the potential risks associated with such an investment. All investments of the Tax Free Fund will mature or will be deemed to mature within 397 days from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Tax Free Fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

    As a fundamental policy, the Tax Free Fund, during periods of normal market conditions, will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item and, therefore, will not be subject to the federal alternative minimum tax on individuals.

    As a non-fundamental policy, the assets of the Tax Free Fund will only be invested in obligations that satisfy certain ratings and other criteria. For descriptions of these criteria and of certain types of investments that may be purchased by the Tax Free Fund, including variable rate demand instruments, "when-issued" securities and stand-by commitments, as well as further information regarding the investment policies and techniques of the Tax Free Fund, see "Additional Information on Investment Policies and Techniques".

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                    VISTA U.S. GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Fund is to provide its shareholders with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the U.S. Government Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES -- The U.S. Government Fund seeks to achieve its investment objective by investing at least 80% of its assets in obligations that are issued or guaranteed by the U.S. Treasury, by agencies of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by U.S. Government obligations or other securities in which the U.S. Government Fund is permitted to invest. The U.S. Government obligations in which such Fund invests will be of high quality and present minimal credit risk. Although the U.S. Government Fund does not anticipate doing so in normal circumstances, it may hold uninvested cash reserves, which would adversely affect its yield. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the U.S. Government Fund.

    U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration and the Small Business Administration. The U.S. Government agencies and instrumentalities that issue or guarantee securities not backed by the "full faith and credit" of the U.S. Government include, but are not limited to the Federal Farm Credit System, the Federal Land Banks, the Federal Intermediate Credit Banks, the Bank for Cooperatives, the Federal Home Loan Banks, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

    The U.S. Government Fund intends to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities have involved little risk of loss of interest or principal, if held to maturity. All investments of the U.S. Government Fund will mature or will be deemed to mature within 397 days from the date of acquisition. The U.S. Government Fund intends to have a dollar weighted average maturity of its portfolio securities of 60 days or less. Securities in which the U.S. Government Fund will invest may not earn as high a level of current income as long term or lower quality securities.

    Shareholder approval is required to change any of the investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                         VISTA GLOBAL MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Global Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The investment objective of the Global Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES-- The Global Fund seeks to achieve its investment objective by investing in (i) U.S. Dollar denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets as reported in recognized financial publications, or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and
(v) repurchase agreements related to these securities. The securities in which the Global Fund invests, described in greater detail under "Additional Information on Investment Policies and Techniques," will be within the top two rating categories of Standard & Poor's or Moody's and present minimal credit risks. To the extent that the Global Fund is invested in STRIPS (see "Additional Information on Investment Policies and Techniques--Global Fund"), those securities may be subject to greater fluctuation of market value than other securities in which the Global Fund invests. There can be no assurance that the Global Fund will achieve its investment objective.

    It is anticipated that, in normal circumstances, the Global Fund's assets will include securities of issuers in at least three countries, including the United States. However, all of such Fund's investments will be in U.S. Dollar denominated securities with remaining maturities of 397 days or less. Securities in which the Global Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Certain instruments issued or guaranteed by issuers, including the U.S. Government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The dollar weighted average maturity of the Global Fund will be 90 days or less.

                     VISTA TREASURY PLUS MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Treasury Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The investment objective of the Fund may not be changed unless approved by the holders of a majority of the Fund's outstanding shares.

    INVESTMENT POLICIES-- The Treasury Fund seeks to achieve its investment objective by investing in obligations issued by the U.S. Treasury, including U.S. Treasury bills, bonds and notes. In addition, the Treasury Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by U.S. Treasury obligations.

    All of the Treasury Fund's investments will be in U.S. dollar-denominated securities with remaining maturities of 397 days or less. The dollar weighted average maturity of the Treasury Fund will be 60 days or less.

    The Treasury Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, including U.S. Treasury bills, bonds, and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund may also invest in selected securities issued by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). These obligations are usually issued at a discount to their "face value" and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Fund's investments in these securities will be limited to U.S. Treasury Receipts and "interest only" stripped securities that have been issued or guaranteed by the U.S. Government and are registered under the STRIPS program.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                        VISTA FEDERAL MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Federal Fund is to seek maximum current income consistent with the preservation of capital and maintenance of liquidity. The investment objective of the Federal Fund may not be changed unless approved by the holders of a majority of the Federal Fund's outstanding shares.

    INVESTMENT POLICIES-- The Federal Fund seeks to achieve its investment objective by investing primarily in direct obligations of the U.S. Treasury with remaining maturities of 13 months or less such as Treasury Bills and Notes. The fund may also from time to time invest in obligations with remaining maturities of 13 months or less issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System, Tennessee Valley Authority and the Student Loan Marketing Association. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law.

    Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Federal Fund, will be considered by the state to have retained exempt status, and whether the Federal Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "Tax Matters". Due to state income tax considerations, the Federal Fund will not enter into repurchase agreements.

    All of the Federal Fund's investments will have remaining maturities of 397 days or less. The dollar weighted average maturity of the Federal Fund will be 90 days or less.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Federal Fund. The Federal Fund may from time to time engage in portfolio trading for liquidity purposes in order to enhance its yield, or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Federal Fund may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have increased or decreased since its acquisition.

    The Federal Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government including U.S. Treasury Bills, Bonds, and Notes, which differ principally only in their interest rates, maturities and dates of issuance. The Federal Fund may also invest in selected securities issued by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). These obligations are usually issued at a discount to their "face value" and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Federal Fund's investments in these securities will be limited to U.S. Treasury Receipts and "interest only" stripped securities that have been issued or guaranteed by the U.S. Government which are registered under the STRIPS program.

    TO THE EXTENT PERMISSIBLE BY FEDERAL AND STATE LAW, THE FEDERAL FUND IS STRUCTURED TO PROVIDE SHAREHOLDERS WITH INCOME THAT IS EXEMPT OR EXCLUDED FROM TAXATION AT THE STATE AND LOCAL LEVEL. SUBSTANTIALLY ALL DIVIDENDS PAID TO SHAREHOLDERS RESIDING IN CERTAIN STATES WILL BE EXEMPT OR EXCLUDED FROM STATE INCOME TAX. MANY STATES, BY STATUTE, JUDICIAL DECISION OR ADMINISTRATIVE ACTION, HAVE TAKEN THE POSITION THAT DIVIDENDS OF A REGULATED INVESTMENT COMPANY SUCH AS THE FEDERAL FUND THAT ARE ATTRIBUTABLE TO INTEREST OBLIGATIONS OF THE U.S. TREASURY AND CERTAIN U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES ARE THE FUNCTIONAL EQUIVALENT OF INTEREST FROM SUCH OBLIGATIONS AND ARE, THEREFORE, EXEMPT FROM STATE AND LOCAL INCOME TAXES. INVESTORS SHOULD BE AWARE OF THE APPLICATION OF THEIR STATE AND LOCAL LAWS TO INVESTMENTS IN THE FEDERAL FUND.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

                         VISTA PRIME MONEY MARKET FUND

    INVESTMENT OBJECTIVE-- The investment objective of the Prime Fund is to seek to provide maximum current income consistent with preservation of capital and maintenance of liquidity. The investment objective of the Prime Fund may not be changed unless approved by the holders of a majority of the Prime Fund's outstanding shares.

    INVESTMENT POLICIES-- The Prime Fund seeks to achieve its investment objective by investing in (i) U.S. Dollar denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets as reported in recognized financial publications, or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof; and
(v) repurchase agreements related to these securities. The securities in which the Prime Fund invests, described in greater detail under "Additional Information on Investment Policies and Techniques," will be of high quality and present minimal credit risks. To the extent that the Prime Fund is invested in STRIPS (see "Additional Information on Investment Policies and Techniques--Prime Fund"), those securities may be subject to greater fluctuation of market value than other securities in which the Prime Fund invests. There can be no assurance that the Prime Fund will achieve its investment objective.

    The Prime Fund may purchase the securities of issuers in foreign countries. However, all of the Prime Fund's investments will be in U.S. Dollar denominated securities with remaining maturities of 397 days or less. Securities in which the Prime Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Certain instruments issued or guaranteed by issuers, including the U.S. Government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The dollar weighted average maturity of the Prime Fund will be 60 days or less.

    Although the fundamental policy referred to above may not be changed without shareholder approval, such approval is not required to change any of the other investment policies discussed above or in "Additional Information on Investment Policies and Techniques".

MANAGEMENT OF THE FUNDS

                                    ADVISER

THE CHASE MANHATTAN BANK, N.A. manages the assets of the Treasury Fund and the Federal Fund pursuant to an Investment Advisory Agreement dated April 15, 1994 and the Tax Free Fund, U.S. Government Fund, Global Fund and Prime Fund pursuant to Investment Advisory Agreements dated October 25, 1994. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for each Fund. For its services under the Investment Advisory Agreements, the Adviser is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase may, from time to time, voluntarily waive all or a portion of the fees payable to it under the Investment Advisory Agreements.

    The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

    On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

    The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

    CERTAIN RELATIONSHIPS AND ACTIVITIES. Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Distributor or affiliates of the Distributor. The Adviser will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased on behalf of any Fund. The adviser has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Adviser or in the possession of any affiliate of such Adviser, including the division of Chase that performs services for the Trust as Custodian. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated April 15, 1994 (the "Administration Agreement"), Chase serves as administrator of the Trust. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator is entitled to receive from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of such Fund's average daily net assets. However, the Administrator may, from time to time, voluntarily waive all or a portion of its fees payable under the Administration Agreement. The Administrator, pursuant to the terms of the Administration Agreement, shall not have any responsibility or authority for each Fund's investments, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Custodian Agreement described below without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

    Based on the advice of its counsel, Chase believes that the Court's decision and these other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company.

    Regarding the performance of shareholder servicing and custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in custodial activities. Therefore, Chase believes, based on advice of its counsel, that it may serve as Custodian to the Trust and render the services set forth in the Custodian Agreement, as appropriate, incidental national banking functions and as proper adjunct to its serving as investment adviser and administrator to the Funds.

    Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel, believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

    Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, custodian or other administrative services for the Funds. If that occurred, the Trust's Board of Trustees promptly would seek to obtain for the Funds the services of another qualified adviser, custodian or administrator, as necessary. Although no assurances can be given, the Trust believes that, if necessary, the switch to a new adviser, custodian or administrator could be accomplished without undue disruption to the Funds' operations.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

PURCHASES AND REDEMPTIONS OF SHARES

                                   PURCHASES

The Institutional Shares are continuously offered for sale without a sales load at the net asset value next determined through Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor") after an order is received if it is transmitted prior to 12:00 noon, Eastern time for the Tax Free Fund, and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Global Fund, Treasury Fund, Federal Fund and Prime Fund on any business day during which the New York Stock Exchange and the Adviser are open for trading ("Fund Business Day"). (See "Other Information Concerning Shares of the Fund--Net Asset Value"). Orders for Institutional Shares received and accepted prior to the above designated times will be entitled to all dividends declared on such day. The minimum initial purchase is $1,000,000. Shareholders must maintain a minimum account balance of $1,000,000 in the Institutional Shares at all times.

    It is anticipated that each Institutional Share's net asset value will remain constant at $1.00 per share and each Fund will employ specific investment policies and procedures to accomplish this result. An investor may purchase Institutional Shares by authorizing his broker or financial institution to purchase such Shares on his behalf through the Distributor, which the broker or financial institution must do on a timely basis. All share purchases must be paid for by federal funds wire. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the Transfer Agent, the order will be cancelled. Any order received after the times noted above, will not be accepted. Any funds received in connection with late orders will be invested on the next business day. The Funds may at their discretion reject any order for shares. The Funds also reserve the right to suspend sales of shares to the public at any time, in response to the conditions in the securities market or otherwise. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

    All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

    Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

    Each Fund intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, each Fund must have federal funds available to it (i.e., monies credited to the account of such Fund's custodian bank by a Federal Reserve Bank).

                                  REDEMPTIONS

    An investor may redeem all or any portion of the shares in his account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is received by a Fund's Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 12:00 noon, Eastern time for the Tax Free Fund, and prior to 2:00 p.m., Eastern time for the U.S. Government Fund, Global Fund, Treasury Fund, Federal Fund and Prime Fund, on any Fund Business Day. Shares which are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption will be paid by wire in federal funds normally on the Fund Business Day the redemption is effected, but in any event within seven days. Payment for redemption requests received prior to the above-mentioned times is normally made in federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is received after the times stated above on a Business Day is normally made in federal funds wired to the redeeming shareholder on the next Business Day following redemption. In order to allow Chase to most effectively manage the Funds' portfolios, investors are urged to make redemption requests as early in the day as possible. In making redemption requests, the names of the registered shareholders and their account numbers must be supplied. While the Fund retains the right to pay the redemption price of shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

    A wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at (800) 622-4273.

    The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                                    GENERAL

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase and redemption, including procedures for accepting telephone instructions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Fund's Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in the account application. To provide evidence of telephone instructions, the Transfer Agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

    Shareholders agree to release and hold harmless the Funds, the Adviser, the Administrator, any sub-agent and broker-dealer, and the officers, directors, employees and agents thereof against any claim, liability, loss, damage and expense for any act or failure to act in connection with Fund shares, any related investment account, any privileges or services selected in connection with such investment account, or any written or oral instructions or requests with respect thereto, or any written or oral instructions or requests from someone claiming to be a shareholder if the Funds or any of the above-described parties follow instructions which they reasonably believe to be genuine and act in good faith by complying with the reasonable procedures that have been established for Fund accounts and services.

    The Funds may also establish and revise from time to time account minimums and transactions or amount restrictions on purchases, redemptions, or other transactions permitted in connection with shareholder accounts. The Funds may also require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in the bank account specified in the Bank Account Registration, or for any written requests for additional account services made after a shareholder has submitted an initial account application to the Funds. The Funds may refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect.

TAX MATTERS

    A prospective investor should review the more detailed discussion of federal income tax considerations relevant to each Fund that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with its own tax advisers as to the tax consequences of an investment in the Funds, including the status of distributions from a Fund in its own state and locality and the possible applicability of the federal alternative minimum tax to a portion of the distributions of the Tax Free Fund.

    The Trust intends to qualify each Fund each year and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a "regulated investment company" and all of its taxable income, if any, is distributed to its shareholders in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax on the amounts so distributed. If for any taxable year a Fund does not qualify for the treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to shareholders to the extent of each Fund's current and accumulated earnings and profits.

    The Trust is organized as a Massachusetts business trust and, under current law, the Trust is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.

    Distributions by a Fund of its taxable ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes, but do not qualify for the dividends-received deduction for corporations. Distributions by the Tax Free Fund of its tax-exempt interest income (net of expenses) are designated as "exempt-interest dividends" which are excluded from gross income for regular federal income tax purposes. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares. Each Fund will seek to avoid recognition of capital gains.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Fund. In general, distributions by a Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt interest dividends will be sent to each shareholder of a Fund promptly after the end of each calendar year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by a Fund. Generally, shareholders are subject to backup withholding if they have not provided a Fund with a correct taxpayer identification number and certain required certifications.

    U.S. GOVERNMENT FUND. Shareholders of the U.S. Government Fund (other than tax-exempt shareholders) will be subject to federal income tax on the ordinary income dividends and any capital gains dividends from the Fund may also be subject to state and local taxes. The laws of some states and localities, however, exempt from some taxes dividends such as those paid on shares of the U.S. Government Fund to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities. The U.S. Government Fund intends to advise shareholders of the proportion of their ordinary income dividends which are attributable to such interest.

    Shareholders are urged to consult their tax advisers regarding the possible exclusion from state and local income tax of a portion of the dividends paid on shares of the U.S. Government Fund which is attributable to interest from obligations of the U.S. Government and its agencies and instrumentalities.

    TAX FREE FUND. In accordance with the investment objectives of the Tax Free Fund, it is expected that most or all of the net investment income of the Fund will be attributable to interest from Municipal Obligations, although from time to time a portion of the portfolio of the Fund may be invested in short-term taxable obligations since the preservation of capital and the maintenance of liquidity are important aspects of the Fund's investment objective. As a result, most or all of the dividends paid out of the Tax Free Fund's net investment income will be designated "exempt-interest dividends". The percentage of such dividends so designated will be applied uniformly to all such dividends from the Fund made during each fiscal year and may differ from the actual percentage for any particular month. Any dividends paid out of any net long-term or short-term capital gains will be taxable to shareholders, although the Tax Free Fund will seek to avoid recognition of capital gains.

    In addition, exempt-interest dividends paid out of interest on certain Municipal Obligations that may be purchased by the Tax Free Fund will be treated as a tax preference item for corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which is based a separate corporate preference item which may be subject to AMT and to the environmental superfund tax.

    Interest on indebtedness incurred to purchase or carry shares of the Tax Free Fund is not deductible. Further, entities who may be "substantial users" (or persons related to "substantial users") of facilities financed by certain types of municipal obligations should consult with their own tax advisers before purchasing shares of the Tax Free Fund.

    The exclusion from gross income for federal income tax purposes of exempt-interest dividends does not necessarily result in an exclusion under the income or other tax laws of any state or local taxing authority. Shareholders of the Tax Free Fund may be exempt from state and local taxes on exempt-interest dividends paid out of interest on municipal obligations of the state and/or municipalities of the state in which they are domiciled or organized but may be subject to state and local tax on exempt-interest dividends paid out of interest on municipal obligations of other jurisdictions.

OTHER INFORMATION CONCERNING SHARES OF THE FUNDS

                                NET ASSET VALUE

The net asset value of the shares of the Tax Free Fund is determined at 12:00 noon, Eastern time and the net asset value of the shares of each of the U.S. Government Fund, the Global Fund, the Treasury Fund, the Federal Fund and the Prime Fund is determined as of 2:00 p.m., Eastern time, on each Fund Business Day, by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of its shares outstanding at the time the determination is made. The portfolio securities of each Fund are valued at their amortized cost pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized under "Additional Information on Investment Policies and Techniques." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and these Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share, and consideration of certain actions before such deviation exceed 1/2 of 1%. Income earned on a Fund's investments is accrued daily and the Net Income, as defined under "Distributions and Dividends" below, is declared each Fund Business Day as a dividend. See "Determination of Net Asset Value" in the Statement of Additional Information for further information regarding determination of net asset value and the procedures to be followed to stabilize the net asset value at $1.00 per share.

                          DISTRIBUTIONS AND DIVIDENDS

    The net income of the Institutional Shares is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, Eastern time for the Tax Free Fund and as of 2:00 p.m., Eastern time for the U.S. Government Fund, the Global Fund, the Treasury Fund, the Federal Fund and the Prime Fund. All the net income, as defined below, of the Institutional Shares so determined is declared in shares as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly on or about the last business day of each month. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares at the rate of one share (and fractions thereof) for each one dollar (and fractions thereof) of dividend income.

    For this purpose, the net income of the Institutional Shares (from the time of the immediately preceding determination thereof) shall consist of all income accrued, including the accretion of discounts, except for Tax Free Fund, less the amortization of any premium on the portfolio assets of such Fund, less all actual and accrued expenses determined in accordance with generally accepted accounting principles. As noted above, securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

    Since the net income of the Institutional Shares is declared as a dividend each time its net income is determined, the net asset value per share (i.e., the value of its net assets divided by the number of its shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his account.

    It is expected that the Institutional Shares will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding shares will be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment. Thus, the net asset value per share will be maintained at a constant $1.00.

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Distribution and Sub-Administration Agreement dated April 15, 1994 for the Funds (the "Distribution Agreement") provides that the Distributor will act as the principal underwriter of shares of each Fund and bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. In addition, the Distributor will provide certain sub-administration services, including providing officers, clerical staff and office space. While there is no sales load, the Distributor receives a fee from each Fund at an annual rate equal to 0.05% of each Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Other funds which have investment objectives similar to those of each Fund, but which do not pay some or all of such fees from their assets, may offer a higher return, although investors would, in some cases, be required to pay a sales charge or a redemption fee.

    The Distributor has agreed to use a portion of its distribution and sub-administration fee to pay for certain expenses incurred in connection with organizing new series or classes of the Trust and certain other ongoing expenses of the Trust.

                                    EXPENSES

    Each of the Funds intends to pay all or its pro rata share of certain expenses, including the compensation of the Trustees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent accountants, of legal counsel and of any transfer agent, dividend disbursing agent; expenses of redeeming shares; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Custodian including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset values of the Fund Shares; expenses of shareholder meetings; and the advisory fees payable to the Adviser under the Investment Advisory Agreements, the administration fee payable to the Administrator under the Administration Agreement and the sub-administration fee payable to the Distributor under the Distribution and Sub-Administration Agreement. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund or the Shares except that the Distribution and Sub-Administration Agreement with the Distributor requires the Distributor to pay for prospectuses which are to be used for sales to prospective investors.

    Pursuant to offering multiple classes of shares, certain expenses of the Funds are borne by certain classes, either exclusively, or in a manner which approximates the proportionate value received by the class as a result of the expenses being incurred.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994 The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that trust shares held in the treasury of the trust shall not be voted. Shares of each series or class generally vote separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants.

    Shareholders of the Institutional Shares bear the fees and expenses described in this Prospectus. Similarly, shareholders of the counterpart Vista Shares and Premier Shares bear the fees and expenses described in the appropriate prospectuses for such classes of Shares. The absence of fees paid by each of the Institutional Shares to the Distributor and shareholder servicing agents for distribution expenses and shareholder services provided to institutional investors differ significantly than similar fees paid under distribution plans and shareholder servicing arrangements adopted for its counterpart Vista Shares. As a result, at any given time, the net yield on the Institutional Shares will be approximately .30% to .50% higher than the yield on the counterpart Vista Shares and approximately .15% to .30% higher than the yield on the counterpart Premier Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class or of all series and classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. A Trustee of the Trust may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares of the Trust. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request. Shareholders of each series or class would be entitled to share pro rata in the net assets of that series or class available for distribution to shareholders upon liquidation of that series or class.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

    The Code of Ethics of the Trust prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The objective of the Code of Ethics is to ensure that the operations of a Fund be carried out for the exclusive benefit of a Fund's shareholders. The Trust maintains careful monitoring of Compliance with the Code of Ethics. See "General Information" in the Fund's Statement of Additional Information.

    On October 28, 1994, certain mutual fund series of Mutual Fund Group ("MFG"), an affiliated investment company, underwent a statutory reorganization to become series of the Trust. The Tax Free, U.S. Government, Global and Prime Funds are such series and, therefore, certain information contained in this prospectus reflects the history of those funds since their inception as series of MFG and the fact that certain policies, plans and shareholder privileges continued unchanged as a result of the reorganization.

TRANSFER AGENT AND CUSTODIAN

    DST Systems, Inc. ("DST") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Trust. In this capacity, DST maintains the account records of all shareholders in the Funds, including statement preparation and mailing. DST is also responsible for disbursing dividend distributions to shareholders. From time to time, DST and/or the Funds may contract with other entities to perform certain services for the Transfer Agent. For its services as Transfer Agent, DST receives such compensation as is from time to time agreed upon by the Trust and DST. DST's address is 127 W. 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives compensation as is from time to time agreed upon by the Trust and Chase. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. The internal division of Chase which serves as the Trust's Custodian does not determine the investment policies of the Funds or decide which securities will be bought or sold on behalf of the Funds or otherwise have access to or share material inside information with the internal division that performs advisory services for the Funds.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND TECHNIQUES

                     SPECIFIC FUND POLICIES AND INFORMATION

    U.S. GOVERNMENT FUND. The U.S. Government Fund may engage in transactions involving reverse repurchase agreements in an amount not to exceed 5% of the Fund's total assets. Reverse repurchase agreements involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing transactions by the Fund. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high quality debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. For additional information regarding reverse repurchase agreements, see "Investment Objectives, Policies and Restrictions--Investment Policies: Reverse Repurchase Agreements" in the Statement of Additional Information.

    The U.S. Government Fund is also permitted to invest in U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously. For additional information on these types of securities, see "Investment Objectives, Policies and Restrictions--Investment Policies: Specialized Kinds of Government Agency Securities" in the Statement of Additional Information.

    If securities issued or guaranteed by GNMA, FNMA or FHLMC are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss to the U.S. Government Fund of the premium, which may be particularly likely in the event of a prepayment.

    TAX FREE FUND. As a non-fundamental policy, the assets of the Tax Free Fund will be invested only in Municipal Obligations that qualify under one of the following categories:

        (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard and Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch"), or, if not rated, are of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust, relating to the credit evaluation of the obligor on the bonds or of the bank issuing a guaranty or letter of credit in support of the bonds or of any insurance issued in support of the bonds.

        (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG-1 or MIG-2 by Moody's, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch, or if not rated, are of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust. The principal kinds of municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

        (3) Municipal commercial paper that is rated Prime-1 by Moody's, A-1 by Standard & Poor's or F-1 by Fitch or, if not rated, is of comparable quality as determined by the Adviser on an ongoing basis pursuant to general guidelines established by the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements (see "Investment Objectives, Policies and Restrictions--Investment Policies: Repurchase Agreements" in the Statement of Additional Information) or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

    While Municipal Obligations satisfying the foregoing criteria may not earn as high a level of current income as securities with longer terms or of lower quality, those securities would generally be less liquid and subject to a higher degree of price fluctuation than such Municipal Obligations. For descriptions of the ratings of Standard & Poor's, Moody's and Fitch, see "Description of Ratings" in Appendix A.

    In view of the possible "concentration" of the Tax Free Fund in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks associated with such an investment. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. For further information concerning variable rate demand instruments, see "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.

    STAND-BY COMMITMENTS. When the Tax Free Fund purchases Municipal Obligations, stand-by commitments from banks with respect to such Municipal Obligations may also be acquired. The Tax Free Fund also reserves the right to, and may in the future, acquire stand-by commitments from broker-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio. Not more than 10% of the total assets of the Tax Free Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

    The Tax Free Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The purpose of this practice is to permit such Fund to be fully invested in securities, the interest on which is excluded from gross income for federal income tax purposes, while preserving the necessary liquidity to purchase securities on a "when-issued" or "forward delivery" basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

    The stand-by commitments that may be entered into are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Tax Free Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Municipal Obligations with the additional security provided by a stand-by commitment will cost the Fund more, directly or indirectly, than comparable securities without such a commitment, thus providing a lower yield than would be available from such other securities. The Tax Free Fund will not purchase Municipal Obligations with stand-by commitments from the Adviser or any bank affiliated with the Adviser, and have no present intention of acquiring Municipal Obligations with stand-by commitments from Shareholder Servicing Agents or banks affiliated with Shareholder Servicing Agents. For further information concerning stand-by commitments, see "Investment Objectives, Policies and Restrictions-- Investment
Policies: Stand-by Commitments" in the Statement of Additional Information.

    GLOBAL FUND. The Global Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof include certain U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are primarily supported by the full faith and credit of the U.S. Treasury, such as securities of the Small Business Administration. The Global Fund may also invest in selected securities issued or guaranteed by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). In addition, the Fund may invest in those obligations supported by (i) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (ii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or
(iii) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies and instrumentalities as described in clauses (i), (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Global Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously.

    PRIME FUND. The Prime Fund may invest in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof include certain U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are primarily supported by the full faith and credit of the U.S. Treasury, such as securities of the Small Business Administration. The Prime Fund may also invest in selected securities issued or guaranteed by the U.S. Treasury of which the principal and interest components of such securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). In addition, the Prime Fund may invest in those obligations supported by (i) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (ii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or
(iii) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies and instrumentalities as described in clauses (i), (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Prime Fund is also permitted to invest in certain specialized U.S. Government agency securities, which often provide higher yields than are available from the more common types of government-backed instruments. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Prime Fund were required to liquidate any of them, it might not be able to do so advantageously. The Prime Fund has no current intension to actively trade in STRIPS.

                      COMMON FUND POLICIES AND INFORMATION

    Other Securities. The Global and Prime Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities, including "Treasury Receipts", "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS"). These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

    Domestic Bank Obligations. The domestic bank obligations in which the Global and Prime Funds may invest consist of certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    Foreign Bank Obligations. The foreign bank obligations in which the Global and Prime Funds may invest consist of U.S. Dollar denominated obligations issued or guaranteed by foreign banks, including foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

    Commercial Paper and Other Short-Term Obligations. The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Global and Prime Funds, other than those of bank holding companies, include obligations which are (i) rated Prime-I by Moody's, A-1 by Standard & Poor's or F-1 by Fitch; or (ii) determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Global and Prime Funds at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, Standard & Poor's or Fitch. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Global and Prime Funds include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

    The Global and Prime Funds also may purchase floating and variable rate demand notes and bonds, which are obligations normally having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Global and Prime Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Global and Prime Funds' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Global and Prime Funds may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Global and Prime Funds may invest.

    The Adviser, on behalf of the Global and Prime Funds, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Funds' portfolio. The Global and Prime Funds will not invest more than 10% of the value of their respective total assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. In addition, the Prime Fund will not trade in variable demand notes that have interest rate caps except with respect to usury considerations.

    Securities of Foreign Governments and Supranational Agencies. The Global and Prime Funds may invest up to 25% of their respective total assets in obligations of supranational agencies, such as the International Bank for Reconstruction and Development, also known as the World Bank, which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future. For a discussion of the risks associated in investment in these securities see "Risk Factors" below.

    The Global and Prime Funds will limit its investments in U.S. Dollar denominated foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada.

    Other Investment Policies and Restrictions. The Global, Treasury, Federal and Prime Funds have adopted certain fundamental investment restrictions set forth in the Statement of Additional Informa tion, which include a restriction that such Fund will not borrow money (excluding entering into reverse repurchase agreements) except from banks and only for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities; provided that such borrowings in the aggregate may not exceed 10% of the value of the Fund's total assets (including the amount borrowed) at the time of such borrowing. The Global, Treasury, Federal and Prime Funds will not purchase investment securities when the Funds' outstanding borrowings exceed 5% of the value of their respective total assets. The Global and Prime Funds may invest up to 25% of their respective total assets in the securities of issuers in any industry, provided that there is no limitation on investments of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Global and Prime Funds' concentration policy regarding the U.S. and foreign banking industries may involve certain additional credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries.

    The Global and Prime Funds may invest not more than 10% of their respective total assets in repurchase agreements maturing in more than seven days or in other nonmarketable or illiquid securities maturing in more than seven days, including reverse repurchase agreements.

    The Funds, except for the Tax Free Fund, may invest in reverse repurchase agreements which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements have the same characteristics as borrowing by the Funds. During the time a reverse repurchase agreement is outstanding, the Global Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high quality debt securities having a value equal to the repurchase price. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the Fund's portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. Further, because a reverse repurchase agreement entered into by a Fund constitutes borrowing, it may have a leveraging effect.

    Risk Factors. Foreign bank obligations include fixed time deposits which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. The Global and Prime Funds will not invest more than 10% of their respective total assets in fixed time deposits. Fixed time deposits do not have a market and therefore may be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

    U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

    Foreign securities issued by foreign governments, any of their political subdivisions, agencies and instrumentalities, debt obligations issued by foreign banks and their branches and commercial paper issued by foreign issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, that there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to United States issuers. In addition, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

    REPURCHASE AGREEMENTS. The Tax Free, U.S. Government, Global, Treasury and Prime Funds may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy by the Trustees and only if fully collateralized by U.S. Government obligations (in the case of the Treasury Fund, U.S. Treasury obligations) or other securities in which such Funds are permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by a Fund, but the Fund might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, each Fund, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Funds to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of a Fund will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

    WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. Each Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by a Fund to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of a Fund's total assets will be committed to such purchases. A Fund does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by an Adviser.

    While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases and have the effect of leveraging. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, a Fund's portfolio securities may have to be sold in order to meet payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" or "forward delivery" security was made. Any gain resulting from any such sale would not be tax-exempt. For additional information concerning these risks and other risks associated with the purchase of "when-issued" or "forward delivery" securities as well as other aspects of the purchase of securities on a "when-issued" or "forward delivery" basis, see "Investment Objectives, Policies and Restrictions--Investment Policies: When-Issued and Forward Delivery Purchases" in the Statement of Additional Information.

    VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. The variable rate demand instruments that may be purchased by the Tax Free Fund are tax exempt obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days, in each case not more than 30 days' notice. With respect to the U.S. Government Fund, certain Government securities, provide for a periodic adjustment in the interest rate paid on the instrument and/or permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The variable rate securities in which the above-referenced Funds may be invested include participation certificates (and, with respect to the U.S. Government Fund, certificates of indebtedness) issued by a bank, insurance company or other financial institution, and in variable rate securities owned by such institutions or affiliated organizations ("Participation Certificates"). Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. With respect to the Tax Free Fund, these instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by one of the Funds, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Trustees have determined meets the prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S Government securities. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.)

    The Adviser will monitor on an on-going basis the ability of the underlying issuers to meet their demand obligations. Although variable rate securities may be sold by a Fund, it is intended that they be held until maturity, except under certain specified circumstances. (See "Investment Objectives, Policies and Restrictions--Investment Policies: Variable Rate Securities and Participation Certificates" in the Statement of Additional Information.)

    As a result of the variable rate nature of these investments, a Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. Conversely, during periods where prevailing interest rates have increased, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    PORTFOLIO MANAGEMENT AND TURNOVER. It is intended that the portfolios of the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolios of these Funds, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies that may be used by the Adviser in managing the portfolios of these Funds, which may include adjusting the average maturity of a portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Portfolio Management" in the Statement of Additional Information.

    Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Since money market instruments are generally purchased in principal transactions, the Funds pay no brokerage commissions. For a complete discussion of portfolio transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions--Investment Policies:
Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

    EFFECT OF RULE 2A-7 ON PORTFOLIO MANAGEMENT. The portfolio management of each Fund is intended to comply with the provisions of Rule 2a-7 under the 1940 Act (the "Rule") under which, if a Fund meets certain conditions, it may use the "amortized cost" method of valuing its securities. Under the Rule, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain kinds of instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period remaining until they can be executed.

    In accordance with the provisions of the Rule, each of the Global Fund, U.S. Government Fund, Treasury Fund, Federal Fund and Prime Fund must: (i) maintain a dollar weighted average portfolio maturity (see above) not in excess of 90 days (however, the U.S. Government Fund, the Treasury Fund and the Prime Fund do not plan to have a dollar weighted average portfolio maturity in excess of 60 days);
(ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Trustees determines present minimal credit risks, and which are of "high quality" as determined by at least two major rating services; or, in the case of any instrument that is split-rated or not rated, of comparable qualify as determined by the Board; and (iii) not purchase any instruments with a remaining maturity (see above) of more than 397 days. The Rule also contains special provisions as to the maturity of variable rate and floating rate instruments. In accordance with the Rule, the Tax Free Fund must (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 397 days or less and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable qualify as determined in accordance with procedures established by the Board of Trustees.

    PORTFOLIO SECURITIES LENDING. Although the Funds do not intend to engage in such activity in the ordinary course of business, each Fund (other than the Tax Free Fund) is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 20% of the value of the Tax Free, U.S. Government or Global Fund's respective total assets and 30% of the Treasury, Federal or Prime Fund's respective assets. In connection with such loans, the Funds will receive collateral consisting of cash, cash equivalents, U.S.

Government securities or irrevocable letters of credit issued by financial institutions (or, in the case of the Treasury Fund, U.S. Treasury obligations). Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Funds can increase their income through the investment of such collateral. The Funds continue to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Funds might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with the Funds. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

    "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). Municipal Obligations consist of both notes and bonds. There are five major varieties of state and municipal notes: TAX ANTICIPATION NOTES ("TANS"); REVENUE ANTICIPATION NOTES ("RANS"); BOND ANTICIPATION NOTES ("BANS"); AND CONSTRUCTION LOAN NOTES ("CLNS").

    TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues (respectively) expected to be received within one year.

    BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

    CLNs are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction, and therefore have security beyond that of the traditional BAN.

    Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of revenue bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities ("Private Activity Bonds"). Interest on the Private Activity Bonds is generally, with certain exceptions, excluded from gross income for federal income tax purposes pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. Private Activity Bonds in most cases, do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on Private Activity Bonds usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many Private Activity Bonds, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, Private Activity Bonds or the participation certificates in Private Activity Bonds purchased by a Fund will have liquidity because they will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by a Fund at any time.

YIELD AND PERFORMANCE INFORMATION

    From time to time, each of the Institutional Shares may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on historical earnings, it should not be considered as an indication or representation of the performance of the Institutional Shares in the future. From time to time, the yield of each of the Institutional Shares, as a measure of its performance, may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to other relevant indices or to rankings prepared by independent services or other financial or industry publications, such as Lipper Analytical Services, Inc., or the Morningstar Mutual Funds on Disc, that monitor the performance of mutual funds. In addition, the yield of each of the Institutional Shares may be compared to the IBC/Donoghue's Money Fund AveragesTM, compiled in the Money Fund Report (R), as published by IBC/Donoghue Inc., a widely recognized independent publication that monitors the performance of money market funds. Also, each of the Institutional Shares' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature. Each of the Institutional Shares may, with proper authorization, reprint articles written about the Institutional Shares and provide them to prospective shareholders.

    Each of the Institutional Shares may provide its annualized "yield" and "effective yield" to current and prospective shareholders. The "yield" of a fund refers to the income generated by an investment in the fund over a seven-day period (which period shall be stated in any advertisement or communication with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that week is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The Tax Free Fund may also quote a "tax equivalent yield." The "tax equivalent yield" refers to the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the Tax Free Fund. The use of a tax equivalent yield allows investors to compare the yield of the Tax Free Fund, which provides shareholders with income excluded for federal income tax purposes, with yields of money market funds which are not so tax-exempt.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of each of the Institutional Shares will vary based on interest rates, the current market value of the securities held in the Fund's portfolio and changes in the Fund's and the Shares' expenses. In addition, the Adviser and the Administrator may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield) of the Institutional Shares during the period such waivers are in effect. These factors and possible differences in the methods used to calculate yields should be considered when comparing each of the Institutional Shares' yields to those published for other money market funds and other investment vehicles. See the Statement of Additional Information for further information concerning the Institutional Shares' calculation of yield.

                               OTHER INFORMATION

    Federal tax legislation enacted over the past few years has limited the types and volume of bonds, the interest on which is excludable from gross income or does not constitute a preference item potentially subject to the alternative minimum tax on individuals. As a result, this legislation may affect the availability of Municipal Obligations for investment by the Vista Tax Free Money Market Fund.

    More than 25% of the assets of the Vista Tax Free Money Market Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory occurrences. The value of shares of the Fund may be subject to greater risk than those of other mutual funds that do not permit such a practice.

    The Statement of Additional Information contains more detailed information about the Trust and the Institutional Shares, including information related to
(i) each Fund's investment policies and restrictions, (ii) risk factors associated with each Fund's policies and investments, (iii) the Trust's Trustees, officers and the Administrator and the Adviser, (iv) portfolio transactions and brokerage allocation, (v) the Funds' shares, including rights and liabilities of shareholders, and (vi) additional performance information, including the method used to calculate yield or total rate of return quotations of such Shares. The audited financial statements for each Fund for its last fiscal year end are incorporated by reference in the Statement of Additional Information.

                                                                      APPENDIX A

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's, Standard & Poor's and Fitch's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                           DESCRIPTION OF MOODY'S TWO
                    HIGHEST QUALITY MUNICIPAL BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

                   DESCRIPTION OF MOODY'S TWO HIGHEST RATINGS
                         OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

    MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

------------

* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                            COMMERICAL PAPER RATING

    The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternate liquidity.

  DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST QUALITY MUNICIPAL BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
            RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                            COMMERCIAL PAPER RATINGS

    The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

               DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                          AND TAX-EXEMPT DEMAND BONDS
                             MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                                [VISTA LOGO]


                                                      INSTITUTIONAL
                                                      SHARES
                                                      Money Market Funds

                                                      Prospectus and Application
                                                      --------------------------

                                                    * VISTA GLOBAL
                                                      MONEY MARKET FUND

                                                    * VISTA PRIME
                                                      MONEY MARKET FUND

                                                    * VISTA U.S. GOVERNMENT
                                                      MONEY MARKET FUND

Vista Service Center                                * VISTA TREASURY PLUS
P.O. Box 419392                                       MONEY MARKET FUND
Kansas City, MO 64141-6392
                                                    * VISTA TAX FREE
1-800-622-4273                                        MONEY MARKET FUND

                                                      December 31, 1995

                                                                    Rule 497 (c)
                                                            File Number 33-75250

STATEMENT OF
ADDITIONAL INFORMATION
DECEMBER 31,  1995


                    VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
                        VISTA(SM) GLOBAL MONEY MARKET FUND
                         VISTA(SM) PRIME MONEY MARKET FUND
                        VISTA(SM) FEDERAL MONEY MARKET FUND
                     VISTA(SM) TREASURY PLUS MONEY MARKET FUND
                       VISTA(SM) TAX FREE MONEY MARKET FUND
                  VISTA(SM) CALIFORNIA TAX FREE MONEY MARKET FUND
                   VISTA(SM) NEW YORK TAX FREE MONEY MARKET FUND
                          VISTA(SM) TAX FREE INCOME FUND
                      VISTA(SM) NEW YORK TAX FREE INCOME FUND
                  VISTA(SM) CALIFORNIA INTERMEDIATE TAX FREE FUND
                 125 West 55th Street, New York, New York 10019

                  This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each Fund or class of shares. This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of each of Vista Tax Free Income Fund, Vista California Intermediate Tax Free Fund, Vista New York Tax Free Income Fund (the "Income Funds"), and the combined Prospectuses offering each of the Vista Shares, the Premier Shares and the Institutional Shares of Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Prime Money Market Fund, Vista Federal Money Market Fund, Vista Treasury Plus Money Market, Vista Tax Free Money Market Fund, Vista California Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund (the "Money Market Funds"). Vista Prime Money Market Fund is also offered through B Shares. Any references to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus or Prospectuses offering a Fund, Funds or class of shares of certain of the Funds to which this Statement pertains. In each instance, the specific Prospectus or Prospectuses referred to are referenced by the surrounding text, which identifies a specific Fund, Funds, or class of shares. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Funds' distributor, at the above-listed address.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call the Vista Service Center at our toll-free number:

                  1-800-34-VISTA
                  Vista Service Center
                  P.O. Box 419392
                  Kansas City, MO  64141
                                                                         MFT-SAI

Table of Contents                                                           Page


The Funds...................................................................   2
Investment Objective, Policies and Restrictions.............................   3
Performance Information.....................................................  22
Determination of Net Asset Value............................................  26
Tax Matters.................................................................  27
Management of the Funds.....................................................  34
Independent Accountants.....................................................  46
General Information.........................................................  46
Appendix A - Description  of Municipal Obligations.......................... A-1
Appendix B - Description of Ratings ........................................ B-1
Appendix C - Special  Investment  Considerations Relating to Investing in
             New York Municipal Obligations................................. C-1
Appendix D - Special  Investment Considerations Relating to Investing in
             California Municipal Obligations............................... D-1
Appendix E-  The Tax Free Edge.............................................. E-1

                                    THE FUNDS


           Mutual Fund Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. The Trust presently consists of 11 separate series (a "Fund" or the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under a multiple class distribution system, the Money Market Funds and the Vista Tax Free Income Fund and the Vista New York Tax Free Income Fund may be offered through multiple classes of shares. The Vista Shares class of the Money Market Funds are referred to in this Statement of Additional Information as the "Vista Shares", the Premier Shares class of the Money Market Funds are referred to herein as the "Premier Shares" and the Institutional Shares class of the Money Market Funds are referred to herein as the "Institutional Shares". Those Income Funds offered through two classes of shares may issue Class A shares (which are subject to an initial sales load) and Class B shares (which are subject to a contingent deferral sales load). The shares of the Income Funds and Money Market Funds are collectively referred to in this Statement of Additional Information as the "Shares."

           On August 25, 1994, the shareholders of each of the existing classes of Shares of the Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Prime Money Market Fund, Vista Tax Free Money Market Fund, Vista California Money Market Fund, Vista New York Tax Free Money Market Fund, Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and the Vista California Intermediate Tax Free Fund approved the reorganization of each of these Funds into newly-created series of the Mutual Fund Trust, effective October 28, 1994. Prior to such approvals, each of the nine existing funds were effective series of Mutual Fund Group.

           On December 4, 1992, the shareholders of each of the existing classes of Shares of Vista Global Money Market Fund and Vista U.S. Government Money Market Fund approved the reorganization of each of these Funds into newly-created series of the Mutual Fund Group, effective January 1, 1993. Prior to such approvals, on December 4, 1992, the shareholders of each of the five existing series of Trinity Assets Trust (Trinity Money Market Fund, Trinity Government Fund, Trinity Bond Fund, Trinity Short-Term Bond Fund and Trinity Equity Fund) (collectively, the "Trinity Funds") approved the reorganization of each of the Trinity Funds into newly-created series of the Trust, effective January 1, 1993. Vista Global Money Market Fund and Trinity Money Market Fund were reorganized into classes of Shares of "Vista Worldwide Money Market Fund", which changed its name to "Vista Global Money Market Fund" as of December 31, 1992. Vista U.S. Government Money Market Fund and Trinity Government Fund were reorganized into classes of Shares of "Vista Government Cash Fund", which changed its name to "Vista U.S. Government Money Market Fund" as of December 31, 1992.

           The Funds' Shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Funds' distributor (the "Distributor"), which is not affiliated with Chase Manhattan Bank, N.A.' or its affiliates, to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, or savings and loan association that has entered into a shareholder servicing agreement with the Trust on behalf of the Funds (collectively, "Shareholder Servicing Agents") or customers of a securities broker or certain financial institutions who have entered into Selected Dealer Agreements with the Distributor. VBDS receives a distribution fee from most, but not all of the Funds, pursuant to the plans of distribution adopted pursuant to Rule 12b-1 of the 1940 Act.

           The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser") for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. The Adviser continuously manages the investments of the Funds in accordance with the investment objective and policies of each Fund. The selection of investments for each Fund and the way in which they are managed depend on the conditions and trends in the economy and the financial marketplaces. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund. A majority of the Trustees of the Trust are not affiliated with the Adviser.

           On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation, a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation ("New Chase"). The board of directors of each holding company approved the Holding Company Merger, which will create the second largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions, including the approval of the shareholders of each holding company and the receipt of certain regulatory approvals. The Holding Company Merger is expected to be completed on or about January 31, 1996.

           The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

     VISTA U.S. GOVERNMENT MONEY MARKET FUND (the "U.S. Government Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity, through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government.

     VISTA GLOBAL MONEY MARKET FUND (the "Global Money Market Fund") seeks to provide maximum current income consistent with the preservation of capital and maintenance of liquidity, through investments in (i) U.S. Dollar denominated high quality commercial paper and other high quality short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets, or such other U.S. or foreign commercial banks which are judged by the Fund's investment adviser to meet comparable credit criteria; (iv) securities issued or guaranteed by the U.S. Government or by agencies and instrumentalities thereof; and (v) repurchase agreements.

      VISTA PRIME MONEY MARKET FUND (the "Prime Fund") seeks to provide maximum current income consistent with the preservation of capital and maintenance of liquidity, through investments in (I) U.S. dollar denominated high quality commercial paper and other high quality short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations;
(ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstructions and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets, or such other U.S. or foreign commercial banks which are judged by the Fund's investment adviser to meet comparable credit criteria; (iv) securities issued or guaranteed by the U.S. Government or by agencies and insturmentality's thereof; and (v) repurchase agreements. The Fund is a diversified series of the Trust. All of the fund's investments will be in U.S. dollar-denominated securities with remaining maturities of 397 days or less. The dollar weighted average of the Fund will be 60 days or less.


     VISTA FEDERAL MONEY MARKET FUND (the "Federal Fund") seeks to achieve its investment objective by investing primarily in direct obligations of the U.S. Treasury with remaining maturities of 13 months or less such as Treasury bills and notes. The Fund may also from time to time invest in obligations with remaining maturities of 13 months or less issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal home Loan Banks, Farm Credit systems, Tennessee Valley Authority and the student Loan Marketing Association. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law.

     VISTA TREASURY PLUS MONEY MARKET FUND (the "Treasury Fund") seeks to achieve its investment objective by investing in (I) obligations issued by the U.S. Treasury bills and notes and (ii) repurchase agreements relating to U.S. Treasury obligations. Securities in which the Treasury Plus Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Securities issued by the U.S. Government historically have involved little risk of loss of principal if held to maturity and, in general, the instruments held by the fund will have neither as much risk nor as high a return as longer term or non-U.S. Government obligations.

      All  of  the  fund's  investments  will  be  in  U.S.   dollar-denominated
securities with remaining maturities of 397 days or less. The dollar weighted average of the Treasury Fund will be 60 days or less.

     VISTA TAX FREE MONEY MARKET FUND (the "Tax Free Money Market Fund") seeks to provide as high a level of current income which is exempt from federal income taxes as is consistent with the preservation of capital and maintenance of liquidity, through investments primarily in short-term municipal obligations.

     VISTA CALIFORNIA TAX FREE MONEY MARKET FUND (the "California Tax Free Money Market Fund") seeks to provide its shareholders with as high a level of current income exempt from federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

     VISTA NEW YORK TAX FREE MONEY MARKET FUND (the "New York Tax Free Money Market Fund") seeks to provide as high a level of current income which is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital and maintenance of liquidity, through investments primarily in short-term municipal obligations issued by or on behalf of the State of New York, its instrumentalities or political subdivisions.

      VISTA TAX FREE INCOME FUND (the "Tax Free Income  Fund")  seeks to provide
monthly  dividends  exempt  from  federal  income  taxes,   through  investments
primarily in municipal obligations.

      VISTA NEW YORK TAX FREE INCOME FUND (the "New York Tax Free Income Fund") seeks to provide monthly dividends exempt from federal, New York State and New York City personal income taxes, through investments primarily in municipal obligations issued by or on behalf of the State of New York, its instrumentalities or political subdivisions.

     VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND (the "California Intermediate Tax Free Fund") seeks to provide as high a level of current income exempt from both federal income taxes and California State personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund generally concentrates in intermediate term obligations of the State of California, its local governments and political subdivision.


                               Investment Policies

           The Prospectus sets forth the various investment policies applicable to each Fund. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or subject to the alternative minimum tax). For a general discussion of Municipal Obligations and the risks associated with investments therein, see Appendix A to this Statement of Additional Information. For descriptions of the ratings of Municipal Obligations (and short-term obligations permitted as investments) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and Thomson BankWatch, Inc. ("TBW"), see Appendix B. For a general discussion of special investment considerations relating to investing in (i) New York and (ii) California Municipal Obligations, see Appendices C and D, respectively.

           The management style of Vista's fixed income funds emphasizes several key factors. Portfolio managers consider the security quality - that is, the ability of the debt issuer to make timely payments of principal and interest. Managers also search for the lowest buying price and highest selling price they can find. Because bonds are not traded in a centralized environment, prices vary, giving managers the opportunity to take advantage of market price inefficiencies.

           Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another vital step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

           The following information supplements and should be read in conjunction with the sections of each Prospectus entitled "Investment Objectives and Policies", "Additional Information on Investment Policies and Techniques" and with the Appendices included at the end of the relevant Prospectus.

           U.S. Government Securities -- As indicated in each Prospectus they may also maintain cash reserves and invest in a variety of short-term debt securities, including obligations issued or guaranteed by the U.S.

     Government or its agencies or instrumentalities, which have remaining maturities not exceeding 397 days or less. Agencies and instrumentalities that issue or guarantee debt securities and have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. Certain of these securities may not be backed by the full faith and credit of the U.S. Government.


           Specialized Kinds of Government Agency Securities -- The U.S. Government Fund is permitted to invest in certain specialized U.S. Government agency securities (such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation), which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the U.S. Government Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, the U.S. Government Fund intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would limit its investment in such securities (including repurchase agreements maturing in more than seven days) to not more than 10% of its total assets.

           Taxable Securities -- As indicated in each Prospectus, the Tax Free Funds are permitted to make investments in securities of the kind described below, the interest on which is subject to federal income tax. Such investments will be made in any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, a Tax Free Fund's investment in taxable securities may temporarily exceed the permissible limit prescribed for such investments in the Prospectus when, in Chase's opinion, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which a Tax Free Fund may be invested are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 or P-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch (see the description regarding commercial paper ratings under "Commercial Paper" above);
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements as described below. (For a complete description of the various securities ratings, see Appendix B - "Description of Ratings".)

           Bank Obligations -- Investments by the Prime Fund in short-term debt securities include investments in obligations (including certificates of deposits and bankers' acceptances) of those U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation.

      A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

     The Prime Fund may also purchase foreign bank obligations which consist of U.S. dollar-denominated obligations issues or guaranteed by foreign banks, including foreign branches of U.S. banks, foreign banks and U.S. branches of foreign banks.

           Commercial Paper -- Investments by the Prime Fund and the Global Money Market Fund ^ in short-
     term debt securities also include investments in commercial paper, which represents short-term, unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased for the Prime Fund and the Global Fund will consist of direct obligations of domestic and foreign issuers other than bank holding companies which, at the time of investment, are (I) rated "P-1" by Moody's or "A-1" or better by Standard & Poor's, or (ii) securities which, if not rated, are, in Chase's opinion, of an investment quality comparable to rated commercial paper in which the Prime Fund may invest. The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the ratings "A-1" and "A-1+" are the highest commercial ratings assigned by Standard & Poor's. The commercial paper of bank holding companies purchased by the Prime Fund includes obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion.

           Repurchase Agreements -- Each Fund (other than the Federal Fund and the Tax Free Income Funds) may, when appropriate, enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by U.S. Government obligations or other securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Tax Free Fund. A Fund will not be invested in a repurchase agreement maturing in more than seven days if any such investment together with securities subject to restrictions on transfer held by such Fund exceed 10% of its total net assets. (See paragraph 5 under "Investment Restrictions" below.) Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

           Reverse Repurchase Agreements -- Each Fund (other than the Federal Fund and the Tax Free Income Funds) may also engage in reverse repurchase transactions. Reverse repurchase agreements involve sales of portfolio securities of the Funds to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by each of the Funds to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Funds retain record ownership and the right to receive interest and principal payments on the portfolio security involved. The Funds intend to enter into such transactions infrequently in order to obtain funds to pursue additional investment opportunities the yield on which would exceed the carrying cost of the sale proceeds of the reverse repurchase agreement. In connection with each reverse repurchase transaction, the Funds would direct their custodian bank to place cash or U.S. Government securities in a separate account of the Fund in an amount equal to the repurchase price. Reverse repurchase agreements have the same characteristics as borrowing transactions by a Fund.

           "High Quality" Municipal Obligations -- In connection with the Tax Free Money Market Funds' policy of investing primarily in short-term, high quality, fixed rate and variable rate Municipal Obligations, the Trust's Board of Trustees has determined that the term "high quality" means Municipal Obligations which at the time of purchase are rated by at least two of the following agencies: either "AAA" or "AA" by Standard & Poor's, "Aaa" or "Aa" by Moody's, or AAA or AA by Fitch, in the case of bonds; "MIG-1" or "MIG-2" by Moody's, SP-1 or SP-2 by Standard & Poor's, or F-1 or F-2 by Fitch, in the case of notes; "A-1+", "A-1" or A-2" by Standard & Poor's, "P-1" or "P-2" by Moody's, or F-1 or F-2 by Fitch, in the case of tax-exempt commercial paper; or which are unrated, but are determined to be of comparable quality by the Trust's Board of Trustees on the basis of its credit evaluation of the obligor or of the bank issuing a participating certificate, letter of credit or guaranty, or insurance issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Securities and Participation Certificates" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. The Trust's Board of Trustees has determined that Municipal Obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa. (See Appendix B herein or Appendix A - "Description of Ratings" in the Prospectus.)

           Ratings of Municipal Obligations -- If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause
(b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Fund's Board is subsequently notified of the Adviser's actions.

           To the extent that the rating given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities.

           When-Issued or Forward Delivery Purchases -- As described in the Prospectus, each Fund may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to any Tax Free Fund, short-term investments will normally be in tax-exempt securities or Municipal Obligations, as the case may be, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a "when-issued" or "forward delivery" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" or "forward delivery" securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis may involve more risk than other types of purchases. Securities purchased on a "when-issued" or "forward delivery" basis and the securities held in the respective Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a "when-issued" or "forward delivery" basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the "when-issued" or "forward delivery" securities, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by the Tax Free Funds, are not exempt from federal income tax or New York State or New York City personal income taxes.

           To the extent a Fund engages in "when-issued" or "forward delivery" transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

           Stand-by Commitments -- When a Tax Free Money Market Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. Such Funds also reserve the right to, and may in the future, acquire stand-by commitments from brokers-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by a Fund with respect to a particular Municipal Obligation held in its portfolio.

           The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market, a Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Tax Free Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

           The stand-by commitments that may be entered into by the Tax Free Money Market Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Tax Free Money Market Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealers.

           Variable Rate Securities and Participation Certificates -- The variable rate demand instruments that may be purchased by a Tax Free Money Market Fund are Municipal Obligations (including municipal notes and municipal commercial paper) or, with respect to the U.S. Government Fund, certain
Government securities, that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Tax Free Income Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The variable rate demand instruments in which the Money Market Funds may invest are payable on demand on not more than seven calendar days' notice.

           The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The above Funds will decide which variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

           In the case of a Tax Free Money Market Fund, the Board of Trustees may determine that an unrated variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Trust's Board of Trustees will re-evaluate each unrated variable rate security on a quarterly basis to determine that it continues to meet a Tax Free Money Market Fund's high quality criteria. If an instrument is ever deemed to fall below a Tax Free Money Market Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.

           The variable rate securities in which all of the above-referenced Funds may be invested include Participation certificates, issued by a bank, insurance company or other financial institution, in variable rate securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the variable rate security in the proportion that the Fund's participation interest bears to the total principal amount of the security and provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

      A Fund has the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. A Fund will exercise the demand feature only (i) upon a default under the terms of the offering documentation of the security, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary.

      The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate securities held by the above-referenced Funds, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity, except under the circumstances stated above. Participation Certificates will only be purchased by a Tax Free Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Funds. No Fund will invest more than 5% of its total assets (taken at the greater of cost or market value) in Participation Certificates.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates"e prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced. tal appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. A Fund's portfolio may contain variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

           The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to a Money Market Fund, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. With respect to the Tax Free Income Funds, if variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

           Tender Option Variable Rate Certificates. The Money Market Funds may invest in tender option bonds. A tender option bond is a synthetic floating rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the Trust. The Trust sets a floating rate on a daily or weekly basis which is established through a remarketing agent. These types of derivatives, to be money market eligible under Rule 2(a)-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating rate security. A Money Market Fund may invest up to 5% of its total assets in tender option bonds.

           Portfolio Management -- It is intended that the portfolios of the Tax Free Income Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the portfolios of these Funds, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

          (1) shortening the average maturity of a portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

          (2) lengthening the average maturity of a portfolio in anticipation of a decline in interest rates so as to maximize the tax-exempt yield of a Tax Free Income Fund;

          (3) selling one type of debt security (e.g., revenue bonds) or U.S. Government obligation (e.g., Treasury bonds), as the case may be, and buying another (e.g., general obligation bonds or GNMA direct pass-through certificates, respectively, as the case may be) when disparities arise in the relative values of each; and

          (4) changing from one debt security or U.S. Government obligation, as the case may be, to an essentially similar debt security or U.S. Government obligation when their respective yields are distorted due to market factors.

     Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities by a Tax Free Income Fund are subject to federal income taxes and New York State and New York City personal income taxes. (See "Tax Matters" in the Prospectus.) These strategies may result in increases or decreases in a Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectation of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, a Fund's income, net asset value per share and potential capital gain may be decreased, or its potential capital loss may be increased.


           Loans of Portfolio Securities -- Certain securities dealers who make "short sales" or who wish to obtain particular securities for short periods may seek to borrow them from institutional investors such as the Funds. Each Fund (other than the Tax Free Income Funds and the Tax Free Money Market Funds) reserves the right to seek to increase its income by lending its portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Under a loan, a Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice.

           During the existence of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. A Fund does not, however, have the right to vote any securities having voting rights during the existence of the loan, but can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

           As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral if the borrower of the securities experiences financial difficulty. However, the loans will be made only to dealers deemed by a Fund to be of good standing, and when, in the judgment of the Fund, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. In the event a Fund makes securities loans, it is not intended that the value of the securities loaned would exceed 30% (or 20% in the case of the U.S. Government Fund) of the value of the Fund's total assets.

           Risk Factors -- Investing in California Municipal Obligations -- Constitutional limits on the State of California's appropriations, Proposition 98 and other existing State legislation, as well as the general financial condition of the State of California have significantly altered the State's budget process which could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on California Municipal Obligations. Investors should review Appendix D which sets forth additional information relating to investing in California Municipal Obligations.

           Non-diversification -- The Trust has registered as a "non-diversified" investment company, which means that as to 50% of a Fund's total assets, no more than 5% of the assets of each Fund, other than California Intermediate Tax Free Fund, Prime Money Market Fund, Federal Money Market Fund, Treasury Plus Money Market, Global Money Market Fund and U.S. Government Money Market Fund, may be invested in the obligations of an issuer, subject to diversification requirements applicable to the Funds under federal tax laws. At present, these requirements do not permit more than 25% of the value of a Fund's total assets to be invested in securities (other than various securities issued or guaranteed by the United States or its agencies or instrumentalities) of any one issuer, at the close of any calendar quarter. Since a relatively high percentage of the assets of each Fund may be invested in the obligations of a limited number of issuers, the value of each Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company.


             Additional Policies Regarding Derivative and Related Transactions

Introduction

        As explained more fully below, the Income Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

        Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

        Each Income Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

        The value of some derivative or similar instruments in which the Income Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed


        Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

Derivative and Related Instruments

       To the extent permitted by the investment objectives and policies of each Fund, and as described more fully below, an Income Fund may:

         purchase,  write and  exercise  call and put  options  on  securities,
         securities   indexes  (including  using  options  in  combination  with securities, other options or derivative instruments);

         enter into futures contracts and options on futures contracts;

         purchase and sell mortgage-backed and asset-backed securities; and

         purchase and sell structured products.


Risk Factors

        As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments:

          o There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.

          o The Adviser may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy.

          o Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

          o Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

          o There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position.

            o Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.

            o In certain instances,particularly those involving overthe-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.


Specific Uses and Strategies

 Set forth below are explanations of the Funds' use of various strategies involving derivatives and related instruments.

     Options on Securities, Securities Indexes and Debt Instruments. The Funds may PURCHASE, SELL or EXERCISE call and put options on:

         o  securities;

         o  securities indexes;

         o  debt instruments.

      Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

      One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

      In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

        If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or , in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell :

   1interest-rate futures contracts;

         o  futures contracts on specified instruments; and

         o options on these futures contracts ("futures options").


        The futures contracts and futures options may be based on various securities in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor) and other financial instruments and indices.

        These instruments may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract-or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

        When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

        Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

  Forward Contracts. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.


  Mortgage-Backed Securities. The Funds may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual yield of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.

     The Funds may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs are collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related, entities, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal because of the sequential payments.

     REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

  Structured Products. The Funds may purchase interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations, thereby creating "structured products." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions. The extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments.

        The Fund may also invest in other types of structured products, including among others, spread trades and notes linked by a formula (e.g., a multiple) to the price of an underlying instrument or currency. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

      Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.



     Restrictions on the Use of Futures and Option Contracts

           Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pools" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in a Fund's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

           When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.


           The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

           In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Trust's Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.
_______________________

           Shareholder  approval is not required to change any of the investment
policies  discussed  above,   except  as  otherwise  noted  herein  and  in  the
Prospectus.

                             Investment Restrictions

           The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund or total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund

Each Fund may not:

           (1) borrow money or pledge, mortgage or hypothecate its assets, except that, as a temporary measure for extraordinary or emergency purposes (with respect to all of the Funds) or, with respect to the non-tax free money market Funds only, by engaging in reverse repurchase transactions, it may borrow in an amount not to exceed 1/3 of the current value of its net assets (10% of net assets for the Global Money Market Fund, the Prime Fund, the Treasury Money Market Fund, the Federal Fund, California Tax Free Money Market Fund and Tax Free Money Market Fund), including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that, aside from reverse repurchase transactions, money would be borrowed by a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to a Fund's permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction; no Fund will purchase investment securities if its outstanding borrowing, including repurchase agreements, exceeds 5% of the value of the Fund's total assets; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter;

           (2) purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to a Fund's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions;

           (3) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

           (4) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or (ii) permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

           (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (including securities that are not readily marketable, but not including repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

           (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, other than (i) with respect to a Fund's permissible futures and options transactions

                (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund; with respect to the Global Money Market Fund, the Prime Fund, the Federal Fund and the Treasury Fund only, purchase any voting securities;

           (8) make short sales of securities or maintain a short position; except that all Funds other than the U.S. Government Fund, Global Money Market Fund, may only make such short sales of securities or maintain a short position if when a short position is open such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's and net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

           (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of the assets of the Fund, at market value at the time of each investment, may be invested in any one industry, except that, with respect to a Fund's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction, and provided, however, that more than 25% of the assets of the New York Tax Free Money Market Fund, California Tax Free Money Market Fund the Tax Free Money Market Fund , may be invested in Municipal Obligations secured by bank letters of credit or guarantees, including Participation Certificates and, except that each of the Money Market Funds may invest more than 25% of its total assets in obligations issued by banks, including U.S. banks, foreign banks and their branches as to Global Money Market Fund and the Prime Fund only, and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, up to 25 % of the assets of the California Intermediate Tax Free Fund will be invested in Municipal Obligations secured by bank letters of credit or guarantees; or

           (10) issue any senior  security  (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

           Each Fund, other than the New York Tax Free Money Market Fund and the Tax Free Money Market Fund, is not permitted to make loans to other persons, except (i) through the lending of its portfolio securities and provided that any such loans not exceed 30% (or 20% in the case of the U.S. Government Fund, California Tax Free Money Market Fund, of the Fund's total assets (taken at market value), (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days, or (iii) by purchasing, subject to the limitation in paragraph 5 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

           The U.S. Government Fund may not make any commitment to purchase securities on a when-issued basis if, as a result, more than 30% of a Fund's total assets would be so committed.

           The U.S. Government Fund and the California Intermediate Tax Free Fund may not purchase the securities of other investment companies except as part of a merger, consolidation, or other acquisition involving such Fund

           The California Intermediate Tax Free Fund may not invest in securities of any company if an officer, trustee, or director of the Trust or of the Manager owns beneficially more than 1/2% of the outstanding securities of such company, and such officers, trustees, and directors, as a group, own beneficially more than 5% of the outstanding securities of such issuer..

           The New York Tax Free Money Market Fund and the Tax Free Money Market Fund are not permitted to make loans to other persons, except through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of each such Fund's total assets will be invested in repurchase agreements maturing in more than seven days, or by purchasing, subject to the limitation in paragraph 5 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

           For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of Investment Restriction No. 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry".

           In addition, the Funds that are permitted to enter into repurchase agreements have adopted the following operating policy with respect to such activity, which is not fundamental and which may be changed without shareholder approval. Such Funds may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and securities dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which such Funds are permitted to invest. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed-upon delivery date, a Fund would have the right to sell the securities constituting the collateral; however, the Fund might thereby incur a loss and in certain cases may not be permitted to sell such securities. Moreover, as noted above in paragraph 5, a Fund that is permitted to invest in repurchase agreements may not, as a matter of fundamental policy, invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

           The Funds have no current intention of engaging in the following activities in the foreseeable future: (i) writing, purchasing or selling puts, calls or combinations thereof with respect to U.S. Government securities; (ii) making short sales of securities or maintaining a short position; or (iii) purchasing voting securities of any issuer.

           State and Federal Restrictions: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, each Fund will not: (i) sell any security which it does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (ii) invest for the purpose of exercising control or management, (iii) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are not readily marketable. These policies are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

           Percentage and Rating Restrictions: If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security of a Fund will not be considered a violation of policy.

                 Portfolio Transactions and Brokerage Allocation

           Specific decisions to purchase or sell securities for the Funds that invest in equity and debt securities are made by a portfolio manager who is an employee of the Adviser to such Funds and who is appointed and supervised by senior officers of such Adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the Adviser in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Funds pay no brokerage commissions.

           The frequency of a non-Money Market Fund's portfolio transactions -- the portfolio turnover rate -will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Adviser will weigh the added costs of short-term investment against anticipated gains. For the fiscal year ended October 31, 1993, the period from November 1, 1993 through August 31, 1994 and the fiscal year ended August 31, 1995, the annual rates of portfolio turnover for the following Funds were as follows:

           The Tax Free Income Fund: 149% , 258% and 233%, respectively; The New York Tax Free Income Fund: 150% , 162% and 122%, respectively;

     For the period July 16, 1993 through October 31, 1993, from November 1, 1993 through August 31, 1994 and the fiscal year ended August 31, 1995 the California Intermediate Tax Free Fund had portfolio turnover rates of 40%, 93% and 94%, respectively.

           The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Funds and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Funds' portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds and by the Adviser. At present, no other recapture arrangements are in effect.

           Under the Funds' Investment  Advisory  Agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds and in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its clients. Not all of such services are useful or of value in advising the Funds.
           The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

           Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and Portfolios and the Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

           Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser.

           The Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

           The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving one or more of the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to a Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

           In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

           No portfolio transactions are executed with the Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.


                             PERFORMANCE INFORMATION

                              Total Rate of Return

           A Fund's  total rate of return for any period will be  calculated  by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

           The average annual total rate of return figures for the A Shares of the following Funds, reflecting the initial investment and reinvested dividends for the one and five year periods ended August 31, 1995, and for the period from commencement of business operations of each such Fundund commenced business was September 8, 1987.Tmaximum sales charge of 4.50% been in effect, the average annual total rate of return figures for the same periods would have been as follows:

        The Tax Free Income Fund: 1.74%,  8.87% and 8.78%,  respectively;
        The New York Tax Free Income Fund: 2.01%, 8.01% and 8.24%, respectively;

           The average rate of total return for the California Intermediate Tax Free Fund for the one year period ended August 31, 1995 and from the inception date of July 15, 1993 through August 31, 1995 was 7.55% and 4.23%, respectively. Had the maximum sales charge of 4.50% been in effect, the average annual total rate of return for the same periods would have been 2.71% and 2.00%. respectively.

           The average annual total rate of return figures for the B Shares of the following Funds, reflecting the initial investment and reinvested dividends for the one year period ended August 31, 1995, and for the period from commencement of business operations on November 4, 1993 to August 31, 1995 were as follows:

           The Tax Free Income Fund: 5.70% and 1.75%, respectively;
           The New York Tax Free Income Fund: 5.99% and 2.61%, respectively.


                                Yield Quotations

           Any current "yield" quotation of the Shares of an Income Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

     Any current "yield" of the Shares of a Money Market Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one Share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Shares of a Money

Market Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. A portion of a Tax Free Money Market Fund's income used in calculating such yields may be taxable.

           Any taxable equivalent yield quotation of the Shares of a Tax Free Fund, whether or not it is a Money Market Fund, shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

--------------------------------------------------------------------------------
                                    CURRENT                 EFFECTIVE COMPOUND
                                ANNUALIZED YIELD             ANNUALIZED YIELD
FUND                             AS OF 8/31/95                 AS OF 8/31/95
--------------------------------------------------------------------------------
U. S. Government Fund :
      Vista Shares                    5.02%                         5.15%
      Premier Shares                  5.27%                         5.41%
      Institutional Shares            5.54%                         5.70%

Global Money Market Fund :
      Vista Shares                    5.33%                         5.47%
      Premier Shares                  5.48%                         5.63%
      Institutional Shares            5.66%                         5.82%

Prime Fund
      B Shares                        4.43%                         4.53%
      Premier Shares                  5.46%                         5.60%
      Institutional Shares            5.63%                         5.79%

Federal Fund:
      Vista Shares                    5.12%                         5.25%
      Premier Shares                  5.32%                         5.46%
      Institutional Shares            5.50%                         5.65%

Treasury Fund:
      Premier Shares                  5.20%                         5.33%


      Institutional Shares            5.38%                         5.52%

Seven-Day Yields:
                           CURRENT            EFFECTIVE           ANNUALIZED
                           ANNUALIZED         COMPOUND            TAX EQUIVILENT
                           YIELD              ANNUALIZED          YIELD *
                                              YIELD





Tax Free Money
Market
  Vista Shares               2.96              3.01                 4.91
  Premier Shares             3.24              3.30                 5.37
  Institutional Shares       3.52              3.58                 5.83

California Tax Free Money
Market                       3.12              3.17                 5.80
New York Tax Free Money
Market                       2.81              2.85                 5.28





                                 ---------------------=------------------
                                   THIRTY-DAY            TAX EQUIVILENT
                                   YIELD                 THIRTY-DAY YIELD*

                                 -----------------------------------------
Tax Free Income Fund:
A Shares                           4.11                           6.80
B Shares                           3.56                           5.89
New York Tax Free Income
Fund:
A Shares                           4.41                           8.29
B Shares                           3.87                           7.27

California Intermediate
Tax Free Fund                      4.63                           8.61



      * The annualized tax equivalent yields assume a federal income tax rate of 39.6% for the Tax Free Money Market and Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 46.80% for the New York Tax Free Money Market and New York Tax Free Income Fund and a combined California State and federal income tax rate of 46.24% for the California Tax Free Money Market and California Intermediate Tax Free Fund.

    In advertising or promotional materials for a Fund, performance data for all classes of Fund shares will be included.

                      Non-Standardized Performance Results


           The chart below reflects the net change in the value of an assumed initial investment of $10,000 in the following Funds for the period from the commencement date of business for each such Fund (i.e., either September 8, 1987 for the Tax Free Income and N.Y. Tax Free Income Funds or July 16, 1993 for the California Intermediate Tax Free Fund.) The values reflect an assumption that capital gain distributions and income dividends, if any, have been accepted in additional Shares. From time to time, the Funds will provide these performance results, if any, in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                             Value of          Value of Value of
  Period Ended             Initial $10,000     Capital Gains Reinvested
August 31, 1995              Investment        DistributionsDividendsTotal Value
---------------            -----------------   --------------------------------
The Tax Free Income Fund:
   A Shares                     $11,850        $1,116     $7,541      $20,507
   B Shares                       9,424           125        827       10,376


The New York Tax Free
Income Fund:
   A Shares                       11,470        1,477     6,838        19,785
   B Shares                        9,422          242       856        10,520

The California Intermediate Tax
Free Fund                          9,687          126      1,164       10,977


           Had the maximum sales charge of 4.50% been in effect, the figures for the same periods would have been as follows:

                          Value of             Value of Value of
  Period Ended            Initial $10,000      Capital Gains Reinvested
August 31, 1995           Investment           DistributionsDividendsTotal Value
---------------           ----------------     --------------------------------

The Tax Free Income Fund:
   A Shares                       $11,317       $1,066      $7,202      $19,585
   B Shares                         9,047          125         827        9,999

The New York Tax Free
Income Fund:
   A Shares                       10,954            1,410      6,531     18,895
   B Shares                        9,045              242        856     10,143

The California Intermediate
Tax Free Fund                      9,251              120      1,112     10,483


                        DETERMINATION OF NET ASSET VALUE


           Each Fund determines its net asset value per Share each day (as of 12:00 noon, New York City time, in the case of the Tax Free Money Market Funds, 2:00 p.m. for the U.S. Government Fund, the Global Money Market Fund, the Prime Fund, the Federal Fund and the Treasury Plus Fund and as of the regular close of the New York Stock Exchange, or 4:15 p.m. for Funds holding options, in the case of a Fixed Income during which the New York Stock Exchange is open for trading (a "Fund Business Day"), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, which, in the case of funds with multiple share classes, is apportioned between the classes, to obtain net assets by class) by the number of its shares outstanding (by class, for multiple class Funds) at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The Adviser is closed on the following: Martin Luther King Junior Day, Columbus Day and Veteren's Day. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

           The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter accreting discounts and amortizing premiums at a constant rate to maturity. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of each Money Market Fund at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of a Money Market Fund's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

           The U. S. Government Fund, the Global Money Market, the Federal Fund, the Tax Free Money Market, the New York Tax Free Money Market and the California Tax Free Money Market will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Prime Fund and the Treasury Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less. None of the Money Market Funds will purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than one year, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that with respect to the Global Money Market Fund and the Tax Free Money Market Funds, are determined by the Board of Trustees to present minimal credit risks and will comply with certain reporting and recordkeeping procedures.

           The Money Market Funds have established procedures to ensure that their portfolio securities meet their high quality criteria. (See "Investment Objectives, Policies and Restrictions -- Investment Policies" above.)

           Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


           Interest income on long-term obligations in an Income Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

           Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                                   TAX MATTERS

           The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

           Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

     In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

           In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

           Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by such Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (3) the transaction is one that was marketed or sold to such Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Fund's shareholders.

           In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

           Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

     Transactions that may be engaged in by certain of the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the ShortShort Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

           Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

           In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

           If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

           For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

           Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

           Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

           A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of "small business" stock will be subject to tax.

           Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

           Each Tax Free Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax Free Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Tax Free Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax Free Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax Free Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.


          AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

           Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax Free Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax Free Fund will likely be subject to tax on dividends paid by the Tax Free Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.


           For purposes of the Corporate AMT and the environmental Superfund tax (which are discussed above in connection with exempt-interest dividends paid by the Tax Free Funds), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI.

           Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

           Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

           Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

           A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares

           Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will do this. In such a case and any other case involving the other Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

           If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and
(3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

           Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

           If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.


           If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

           In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

           The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

           The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

           Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                             MANAGEMENT OF THE FUNDS

                       Trustees and Officers of the Trust

           The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

Trustees

FERGUS REID, III* - Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985.
Address:  700 River Road, Cos Cob, Connecticut  06807.

     RICHARD E. TEN HAKEN - Former District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Finance and the Audit and Accounting Committees, Member of the Executive Committee and Vice President, New York State Teachers' Retirement System. Address: 4 Barnfield Road, Pittsford, New York 14534.

     WILLIAM J. ARMSTRONG - Vice President and Treasurer, Ingersoll-Rand Company (Woodcliff Lake, New Jersey). Address: 49 Aspen Way, Upper Saddle River, New Jersey 07458.

     JOHN R.H. BLUM - Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut. Address: 322 Main Street, Lakeville, Connecticut 06039-0448.

     JOSEPH J. HARKINS* - Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar. Address: 257 Plantation Circle South, Ponte Vedra South, Ponte Vedra Beach, FL 32082.

     H. RICHARD VARTABEDIAN* - President of the Trust, Retired; Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991; responsible for investment research, trading and portfolio management for commingled funds and high net worth individuals within the U.S. Employed by Chase in various investment oriented capacities since 1960, primarily as a senior portfolio manager for institutional, ERISA and high net worth portfolios. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576.

     STUART W. CRAGIN, Jr. - President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Canover Industries. Address: 652 Glenbrook Road, Stamford, Connecticut 06906.

     IRVING L. THODE - Retired; Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of their Latin American operations, and General Manager of their Data Services business. Address: 80 Perkins Road, Greenwich, Connecticut 06830.

            Remuneration of Trustees and Certain Executive Officers:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the year ended December 31, 1995 for each Trustee of the Trust:


                                                                            Aggregate
                                                          Aggregate        Compensation         Pension or
                                      Aggregate          Compensation      from Mutual          Retirement      Total Compensation
                                     Compensation        from Mutual      Fund Variable      Benefits Accrued            from
                                      from Trust          Fund Group      Annuity Trust      as Fund Expenses      "Fund Complex"(1)
                                     ------------        ------------    ---------------        -------------     ------------------

Fergus Reid, III, Trustee             $48,730.51          $29,726.14            0                   0                 $78,456.65

Richard E. Ten Haken, Trustee         32,487.00           19,817.39             0                   0                  52,304.39

William J. Armstrong, Trustee         26,814.95           19,817.39             0                   0                  46,632.34

John R.H. Blum, Trustee               31,857.95           19,446.42             0                   0                  51,304.37

Joseph J. Harkins, Trustee            32,487.00           19,817.39             0                   0                  52,304.39

H. Richard Vartabedian, Trustee       37,265.41           37,539.03*            0                   0                  74,804.44

Stuart W. Cragin, Jr., Trustee        32,487.00           19,817.39             0                   0                  52,304.39

Irving L. Thode, Trustee              32,487.00           19,817.39             0                   0                  52,304.39





* Included in this amount is $15,000 Mr. Vartabedian receives per year for serving as Trustee of International Equity Portfolio, Global Fixed Income Portfolio, Growth and Income Portfolio and Capital Growth Portfolio.

(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995.

Vista Funds Retirement Plan for Eligible Trustees

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth below in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 3, 3 and 3 respectively.


       Years of
        Service                                   Highest Annual Compensation Paid by All Vista Funds


                                  40,000                    45,000                    50,000                    55,000

          10                      40,000                    45,000                    50,000                    55,000

           9                      36,000                    40,500                    45,000                    49,500

           8                      32,000                    36,000                    40,000                    44,000

           7                      28,000                    31,500                    35,000                    38,500

           6                      24,000                    27,000                    30,000                    33,000

           5                      20,000                    22,500                    25,000                    27,500


Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of the Fund on whose Board the Trustee sits. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. It is anticipated that each Eligible Trustee will execute a deferred compensation agreement for the 1996 calendar year.

Officers

MARTIN DEAN* - Treasurer and Assistant Secretary of the Trust; BISYS Fund Services, Inc., Manager, Financial Reporting and Control.

     GEORGE O. MARTINEZ* - Secretary; Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., Vista Broker-Dealer Services, Inc.


           The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

           The Funds pay no direct remuneration to any officer of the Trust. As of August 31, 1995, the Trustees and officers as a group owned of record less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended August 31, 1995, the Trust paid to its disinterested Trustees fees and expenses for all meetings of the Board and any committees attended in the aggregate amount of approximately $250,682 which amount is then apportioned between the Funds comprising the Trust.

                                     Adviser

           The Adviser manages the assets of each Fund pursuant to Investment Advisory Agreements, dated August 23, 1994 for each of the Funds, except Treasury Money Market Fund and Federal Money Market Fund, dated April 15, 1994 (the "Advisory Agreements"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for each Fund. Pursuant to the terms of the Advisory Agreements, the Adviser provides each Fund with such investment advice and supervision as it deems necessary for the proper supervision of each Fund's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund's assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The other expenses attributable to, and payable by the Funds, are described under "Expenses" in the Prospectus. The Advisory Agreement for each Fund will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Pursuant to the terms of each of the Advisory Agreements, the Adviser is permitted to render services to others. Each Advisory Agreement is terminable without penalty by the Trust on behalf of each Fund and Portfolio on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). Each Advisory Agreement provides that the Adviser under such Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

           In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by the Adviser pursuant to the Advisory Agreements, each Fund pays an investment advisory fee computed and paid monthly based on a rate equal to a specified percentage (0.10% for the Money Market Funds; 0.30% for the New York Tax Free Income Fund, the Tax Free Income Fund, the California Intermediate Tax Free Fund with respect to each Fund's average daily net assets, on an annualized basis for such Fund's then-current fiscal year. month-to-month basis.

           For the fiscal years ended October 31, 1993, the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:

          The Tax Free Money Market Fund: $486,073 ($17,981), $371,535, and $440,282, respectively; The New York Tax Free Money Market Fund: $454,872 ($22,825), $279,493 and $381,647 respectively;

          The Tax Free Income Fund: $127,952 ($127,952), $252,244 ($219,741) and
     $307,093  ($287,095)  respectively;  The New  York Tax  Free  Income  Fund:
     $267,793   ($118,398),   $288,134   ($172,770)  and  $333,493   ($219,772),
     respectively;

           For the period April 18, 1994 through August 31, 1994, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $32,325 ($31,465) and $6,249 ($5,890) for the Federal Money Market Fund, the Treasury Money Market Fund, respectively. For the year ended August 31, 1995, Chase was paid or accrued advisory fees, and voluntarily waived the amounts in parentheses, $389,075 ($118,975) and $22,663 for the Federal Money Market and the Treasury Money Market, respectively.

           For the period November 15, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $234,255 ($76,970) and $352,679 ($216,306), respectively, for the Prime Money Market Fund.

           For the period October 31, 1993 through August 31, 1994, and for the year ended August 31, 1995, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $100,182 ($100,182) and $102,004 ($102,004) for the California Intermediate Tax Free Fund.

           For the fiscal period ended October 31, 1992, 1993, and the period from November 1, 1993 through August 31, 1994, Chase was paid or accrued investment advisory fees with respect to the California Tax Free Money Market Fund and voluntarily waived the amount in parentheses following such fees:
$22,640 ($22,640),  $74,175 ($67,313) and $47,854 ($43,069).  For the year ended
August 31, 1995, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses $55,870 ($44,112) for the California Tax Free Money Market Fund.

           For the period November 1, 1993 through August 31, 1994, and for the year ended August 31, 1995, Chase was paid or accrued investment advisory fees and voluntarily waived the amount in parentheses following such fees with respect to the U.S. Government Money Market: $887,334 and $1,440,186 and with respect to the the Global Money Market Fund: $951,403 ($177,691) and $1,076,339 ($361,108), respectively.

                                  Administrator

           Pursuant to an Administration Agreement, dated August 23, 1994 for each of the Funds' except the Federal Money Market Fund and Treasury Money Market Fund, dated April 15, 1994 (the "Administration Agreement"), Chase serves as administrator of the Trust. Chase and provide certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The administrator does not have any responsibility or authority for the management of the Funds the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

           Under the administration agreements Chase render administrative services to others. The administration agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the administration agreement or "interested persons" (as defined in the 1940 Act) of any such party. The administration agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The administration agreements also provide that neither Chase nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the administration agreements.

           In addition, the administration agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the administration agreements, the Administrator receives from each Fund a fee computed and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

           For the fiscal years ended October 31, 1992 and 1993, and the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees:

          The U.S. Government Money Market Fund: $564,610 ($24,783), $1,040,090,
     $443,694 and $720,093;  The Tax Free Money Market Fund: $197,227 ($30,601),
     $324,048 ($22,244), $185,769 and $220,141;

          The New York Tax Free Money Market Fund: $277,855 ($24,360), $303,249 ($15,216), $139,747 and $190,823; The Tax Free Income Fund: $9,919
     ($9,919), $42,651 ($42,651), $84,082 ($68,719) and $102,364 ($64,572);

          The New York Tax Free Income Fund: $34,704 ($24,262), $89,264 ($39,466), $96,046 ($61,425) and $111,164 ($81,265);

      For the period November 15, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses, $117,129 ($18,992) and $176,340 ($88,982), respectively for the Prime Money Market Fund.

           For the period April 18, 1994 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses, $16,161 ($3,123), $194,538 (61,243) for the Federal Fund and $3,123 ($2,944), $11,331($11,331) for the
Treasury Fund, respectively.

           For the fiscal period ended October 31, 1992, 1993, and the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following administration fees with respect to the California Tax Free Money Market Fund and voluntarily waived the amounts in parentheses: $15,094 ($15,094), $49,449 ($44,875), $23,926 ($19,141), and
$27,935 ($21,527), respectively.

           For the period November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses $33,394 ($33,394) and $34,001 ($34,001) for the California Intermediate Tax Free Fund, respectively.

           For the period ended October 31, 1993 and the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following adminiostration fees with respect to the Global Money Market Fund and voluntarily waived the amounts in parentheses: $538,169 ($173,322, $475,701 ($66,407), $673,015 ($128,647).

                                   Distributor

Distribution Plan

     The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including several Distribution Plans on behalf of the Class A Shares of the Income and Equity Funds and the Vista Shares of the Tax Free Money Market Funds which provides that each of the Funds shall pay a distribution fee (the "Basic Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.20% of its Shares average daily net assets for distribution services (exclusive of any expenses incurred by the Distributor in connection with print or electronic media advertising). The Distributor may use all or any portion of such Basic Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Each of the Funds is also permitted to pay the Distributor an additional fee not to exceed 0.05% per annum of its Shares' average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising for its shares. The Funds have not made any payment of such an additional fee as of the date of this Statement of Additional Information.


           As noted above the Class B shareholders will pay a distribution fee of 0.75% of average daily net assets under a Rule 12b-1 Distribution Plan. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4% of the purchase price of the shares sold by such dealer. The principal underwriter will use its own fund or funds facilitated by the Distributor (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum of 0.75% of average daily net assets represented by Class B shares it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

           Because of the 0.75% limitation on the compensation paid to the Distributor during such fiscal year, a large portion of the commissions attributable to sales of Class B shares will be accrued and paid by the Fund to the Distributor in fiscal years subsequent to the years in which the Class B shares are sold.

           The Trustees have also adopted a distribution plan for the Premier Shares of the Tax Free Money Market Funds. Such plan is identical in all material respects to the Distribution Plan described above, except that the basic Distribution Fees under such plan may not exceed .15% of the Premier Shares of the Tax Free Fund's average daily net assets. No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by the other class of shares of such Fund. In addition, the Trustees also have adopted a separate Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which provides that the Vista Shares and the Premier Shares U.S. Government Fund shall pay up to 0.10% of its annual net assets for certain expenses associated with the distribution of its shares. This Distribution Plan does not provide for reimbursement of any overhead expenses. The Institutional Shares of the Money Market Funds have no distribution plan.

           Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on December 16, 1991. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of such Fund (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     Since the Basic Distribution Fee is not directly tied to actual expenses, the amount of Basic Distribution Fee paid by each of the Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those described above with respect to expenses incurred in connection with print or electronic media advertising, by which the Distributor's compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

           For the fiscal year ended August 31, 1995, the Distributor was paid or accrued the following Basic Distribution Fees and voluntarily waived the amounts in parenthesis following such fees with respect to the Shares of each
Fund:

           U.S. Government Money Market Fund - Vista Shares: $326,670; Prime Money Market Fund - B Shares: $30,239;

           Federal Fund - Vista Shares:  $141,875 ($8,314);


           Tax Free Money Market Fund - Vista Shares: $293,807($291,652);
           New York Tax Free Money Market Fund-Vista Shares:$763,294 ($333,341);

           California Tax Free Money Market Fund:  $139,675 ($69,435)

           Tax Free Income Fund - A Shares:  $223,990 ($44,798);
           Tax Free Income Fund - B Shares:  $95,763;

           New York Tax Free Income Fund - A Shares: $256,481 ($51,296); New York Tax Free Income Fund - B Shares: $64,290;

           California Intermediate Fund: $85,003 ($78,626);


          With  respect  to the  Vista  Shares  of the New York Tax Free  Money
Market Fund, the Basic Distribution Fee of $153,687 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $32,874 sales compensation - $94,210; advertising and administrative filings- $26,572;

           With respect to the Vista Shares of the Tax Free Money Market Fund, the Basic Distribution Fee of $ $240,582 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $51,460; sales compensation - $147,477; advertising & administrative filings - $41,597;

           With respect to the Shares of the California Tax Free Money Market Fund, the Basic Distribution Fee of $41,525 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $8,882; sales compensation - $25,455; advertising & administrative filings- $7,180;

           With respect to the A Shares of the Tax Free Income Fund, the Basic Distribution Fee of $179,192 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $38,329; sales compensation - $109,845; advertising & administrative filings- $30,982;

           With respect to the A Shares of the New York Tax Free Income Fund, the Basic Distribution Fee of $205,185; accrued or paid to the Distributor was allocated as follows: printing postage and handling - $43,889; sales compensation - $125,778; advertising & administrative filings - $35,476;

           With respect to Shares of the California Intermediate Tax Free Fund, the Basic Distribution Fee of $6,404 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $1,370; sales compensation
- $3,926; advertising & administrative filings- $1,107.


           With respect to the Vista Shares of the U.S. Government Money Market Fund, the Basic Distribution Fee of $397,175 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $84,956; sales compensation - $243,468; advertising & administrative filings- $68,672;

           For the fiscal period ended August 31, 1995, the Distributor was paid or accrued the following Basic Distribution Fees and voluntarily waived the amounts in parenthesis following such fees with respect to the Premier Shares of the following Fund:

           The Tax Free Money Market Fund:  $258,709 ($86,321);

           The U.S. Government Money Market Fund:  $684,952;

           With respect to the Premier Shares of the Tax Free Money Market Fund, the Basic Distribution Fee of $258,709 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $55,338; sales compensation - $158,589; advertising & administrative filings - $44,731;

           With respect to the Premier Shares of the U.S. Government Money Market Fund, the Basic Distribution Fee of $684,952 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $146,511; sales compensation - $419,876; advertising & administrative filings - $118,428;


      There is no 12b-1 Distribution Plan for any Class of the Treasury Money Market Fund and the Global Money Market Fund, while only the Vista Shares of the Federal Money Market and the B Shares of the Prime Money Market Fund have 12B-1 Distribution Plans.

Distribution and Sub-Administration Agreement

           The Trust has entered into a Distributor and Sub-Administration Agreement dated August 23, 1994, and dated April 15, 1994 for the Treasury Fund and the Federal Fund (the "Distribution Agreement"), with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each of the Shares. As of April 1, 1990, the Distributor became a wholly-owned subsidiary of Concord Financial Group. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

           The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

           In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1992, 1993,the period November 1, 1993 through August 31, 1994 and for the year ended August 31, 1995, the following sub-administration fees under the Distribution
Agreement, and voluntarily waived the amounts in parentheses following such fees:

               The Tax Free  Money  Market  Fund:  $98,614  ($15,299),  $162,025
          ($11,123),  $185,769 and $220,141;  The New York Tax Free Money Market
          Fund: $138,928 ($12,180) ,$151,622 ($7,608), $139,747 and $190,823;

               The Tax Free Income Fund - A Shares: $4,960 ($4,960) , $21,325 ($21,325) ,$42,041($2,137) and $44,798; The Tax Free Income Fund - B
          Shares: $6,0384

               The New York Tax Free Income Fund - A Shares: $17,364 ($12,131) , $44,633 ($19,733), $48,024 and $51,439; The New York Tax Free Income
          Fund - B Shares: $4,286;

               The California Intermediate Tax Free Fund: $16,096 and $17,001 ($17,001).

     For the fiscal period ended October 31, 1992, the California Tax Free Money Market Fund paid the Distributor voluntarily waived its entire fee of $7,547 For the fiscal year ended October 31, 1993 the Distributor was paid or accrued $24,726 and voluntarily waived $22,438. For the fiscal period from November 1,

1993 through August 31, 1994 the Distributor was paid or accrued $23,926. For the year ended August 31, 1995,the Distributor was paid $27,935.

           For the fiscal period from November 15, 1993 through August 31, 1994 the Prime Money Market Fund paid or accrued $117,129, For the year ended August 31, 1995, the Distributor was paid or accrued $176,342 of sub-administration fee for the Prime Money Market Fund.

           For the fiscal period from April 18, 1994 through August 31, 1994 the Federal Money Market Fund and the Treasury Money Market Fund paid or accrued $16,161 and $3,123 and voluntarily waived $15,733 and $2,944, respectively. For the year ended August 31, 1995, the Federal Money Market Fund paid or accrued $194,538 and voluntarily waived $9,048, For the year ended August 31, 1995, the Treasury Plus Money Market Fund paid or accrued $11,325 and voluntarily waived $11,331.

           For the fiscal year November 1, 1993 through August 31, 1994, the U.S. Government Money Market Fund and the Global Money Market Fund paid or accrued distributiuon and sub-administratiuon fees of $443,694 and $475,701, respectively. For the year ended August 31, 1995, the U.S. Government Money Market Fund was paid or accrued $720,093. For the same period, the Global Money Market Fund was paid or accrued $538,169 and voluntarily waived $44,275.

     Shareholder Servicing Agents, Transfer Agent and Custodian

           The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services. The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of each of the Shares of the Income Funds and the Vista Shares of the Tax Free Money Market Funds represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1992 and 1993, and the period November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

           U.S. Government Money Market Fund - Vista Shares: $713,799, $816,674; Global Money Market Fund - Vista Shares: $550,995 ($50,574),$348,428 ($98,796)

           Tax Free Money Market Fund - Vista Shares: $531,208 ($85,012), $636,438 ($41,182), $312,937, and $367,259, respectively; California
           Tax Free Money Market Fund - Vista Shares: (for the period ended October 31, only) $149,182 ($113,952), $119,635 ($119,635) and
           $139,735 ($139,735), respectively; New York Tax Free Money Market Fund - Vista Shares: $1,111,429 ($97,440), $931,475 ($51,107),
           $698,735 and $954,117, respectively;

           Tax Free Income Fund:  $39,677 ($39,677), $111,375 ($111,375),
           $196,918 ($169,386), and; $223,990 ($179,192), respectively;
           Tax Free Income Fund - B Shares: $13,286 and $31,921;

           New York Tax Free Income Fund:  $138,522 ($96,882), $240,920
           ($107,693), $233,498 ($179,364) and $256,481 ($205,185),respectively;
           New York Tax Free Income Fund - B Shares: $6,613 and 21,430;

     California  Intermediate Tax Free Fund: $83,485 ($83,485) and $85,003 ($85,
003).


     The Trust has also entered into a shareholder servicing agreement with each Shareholder Servicing Agent, on behalf of the Premier Shares of the Tax Free Money Market Funds, to provide certain services for a fee which will not exceed, on an annualized basis, 0.20% of the average daily net assets of each of the Premier Shares represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement on a month-to-month basis.

           For the fiscal years ended October 31, 1992 and 1993, and the period November 1, 1993 through August 31, 1994 and the year ended August 31, 1995, fees payable by the Premier Shares to the Shareholder Servicing Agents and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

               Tax  Free  Money  Market  Fund:  $126,852   ($73,048),   $328,100
          ($245,074), $353,240 ($226,331) and $345,945 ($131,039) respectively.

           In addition, the Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent, on behalf of the U.S. Government Fund, the Global Money Market Fund, the Prime Fund, the Federal Fund and the Treasury Fund to provide certain services for the Vista Shares and the Premier Shares, for a fee which will not exceed, on an annualized basis (0.25% with respect to the Vista Shares and 0.10% with respect to the Premier Shares), of the average daily net assets of relative class of shares, represented by shares owned during the period which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement on a month-to-month basis.

           For the fiscal years ended October 31, 1993, and the period November 1, 1993 through August 31, 1994 and the year ended August 31, 1995, fees payable by the Premier Shares to the Shareholder Servicing Agents and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

           U.S. Government Money Market Fund: $745,518, $518,682 and $684,952; Global Money Market Fund: $353,935, $401,858 and $421,596;

           For the year ended August 31, 1994, the Prime Money Market Fund - Premier Shares and B Shares paid or accrued Shareholder Servicing Fees of $217,100 and $687, repectively. For the year ended August 31, 1995, the Prime Money Market Fund - Premier Shares and B Shares paid or accrued Shareholder Servicing Fees of $82,617 ($72,534) and $10,080 ($5,488), respectively.

           For the year ended August 31, 1995, the Federal Money Market Fund and the Treasury Money Market Fund - Premier Shares were paid or accrued and voluntarily waived Shareholder Servicing Fees of $109,180 ($15,790) and $2,971 ($2,971), respectively.

           There is no Shareholder Servicing Agent, and thus no shareholder servicing fees, for the Institutional Shares of the Money Market Funds.

           The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which IFTC acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives compensation as is from time to time agreed upon by Chase. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.

           In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.

                             INDEPENDENT ACCOUNTANTS

           The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 1995, have been so incorporated by reference in reliance on the reports of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse provides the Funds with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.



                               GENERAL INFORMATION

              Description of Shares, Voting Rights and Liabilities

           Mutual Fund Trust is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. Because certain of the Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of any such Fund may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

           The Trust currently consists of 11 Funds of shares of beneficial interest without par value. With respect to the Money Market Funds and certain of the Income Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder
Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

           Shareholders of the Vista Shares, Premier Shares and Institutional Shares of the Money Market Funds bear the fees and expenses described herein. The fees paid by the Vista Shares to the Distributor and Shareholder Servicing Agent under the distribution plans and shareholder servicing arrangements for distribution expenses and shareholder services provided to investors by the Distributor and Shareholder Servicing Agents generally are more than the respective fees paid under distribution plans and shareholder servicing arrangements adopted for the Premier Shares. The Institutional Shares pay no distribution or Shareholder Servicing fee. As a result, at any given time, the net yield on the Shares will be approximately .15% to .30% lower than the yield on the Premier Shares and approximately 30% to 50% lower than the yield on the Institutional Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

           The Vista Tax Free Income Fund and Vista New York Tax Free Income Fund offer both Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses.

           Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the public offering price. Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital distributions. Approximately eight years after purchase, Class B shares will automatically convert to Class A shares.

           In general, absent waivers, Class A and Class B shares each have an annual shareholder servicing fee of 0.25% of average daily net assets. In addition, absent waivers, Class A has an annual distribution fee under Rule 12b-1 of 0.25% of average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of average daily net assets. Moreover, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

           Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

           The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

           Certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders,

     Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

           The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                                Principal Holders

                As  of  November  30,  1995,   the   following   persons   owned
beneficially, directly or indirectly, 5% or more of the outstanding shares of the following classes or Funds:

VISTA US GOVERNMENT MONEY MARKET FUND - VISTA SHARES

CUDD & COMPANY                                                  63.62%
OMNIBUS ACCOUNT  # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                                         17.00%
METROPOLITAN COMMUNITY BANK
ATTN:  JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE - 2
NEW HYDE PARK, NY  11042-1081


VISTA US GOVERNMENT MONEY MARKET FUND  - PREMIER SHARES

CHASE MANHATTAN BANK N/A                                          30.15%
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CHASE MANHATTAN BANK N/A                                           24.02%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY 13TH FLOOR
NEW YORK, NY  10003-9522

NATIONAL FINANCIAL SERV CORP                                        8.67%
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003

PENLIN & CO                                                          8.26%
CHASE LINCOLN FIRST BANK
ATTN: P WHALEN
PO BOX 1412
ROCHESTER, N Y  14603-1412


VISTA US GOVERNMENT MONEY MARKET FUND - INTERNATIONAL SHARES

CHASE MANHATTAN BANK NA                                              45.21%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY  13TH FLOOR
NEW YORK, NY  10003-9522

CHASE MANHATTAN BANK N/A                                              13.42%
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CUDD & COMPANY                                                         8.33%
OMNIBUS ACCOUNT #1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701


VISTA GLOBAL MONEY MARKET FUND - VISTA SHARES

FIRST FIDELITY BANK N/A NJ                                             14.23%
ATTN:  ELEANOR ELLIS
BROAD & WALNUT STS
2 1/2 WITHERSPOON
PHILADELPHIA PA  19109

CHASE MANHATTAN BANK N/A                                               12.22%
METROPOLITAN COMMUNITY BANK
ATTN:  JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

VISTA GLOBAL MONEY MARKET FUND - PREMIER SHARES

CHASE MANHATTAN BANK N/A                                              33.78%
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

NATIONAL FINANCIAL SERV CORP                                           20.78%
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003

CHASE MANHATTAN BANK N/A                                                7.46%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY   13TH FLOOR
NEW YORK, NY  10003-9522

CUDD & COMPANY                                                          6.71%
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701


VISTA GLOBAL MONEY MARKET FUND - INSTITUTIONAL SHARES

CONTINENTAL AIRLINES INC                                                37.40%
2929 ALLEN PARKWAY SUITE 1576
HOUSTON, TX  77019-2197

CUDD & COMPANY                                                          13.55%
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                                                 6.37%
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METROTECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CARRIERS ILA CFS TRUST FUND                                           6.38%
C/O CCC INC
ONE EVERTRUST PLAZA
JERSEY CITY, NJ  07302-3051

MANHATTAN PREPAID HEALTH SERVICE                                       5.07%
PLAN INC
475 RIVERSIDE DR STE 1220
NEW YORK, NY  10115-0122


VISTA PRIME MONEY MARKET - PREMIER SHARES

CHASE MANHATTAN BANK N/A                                               84.13%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY   13TH FLOOR
NEW YORK, NY  10003-9522

VISTA PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES

CHASE MANHATTAN  BANK N/A                                              33.70%
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METROTECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CHASE MANHATTAN BANK N/A                                               27.65%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY   13TH FLOOR
NEW YORK, NY  10003-9522

CONTINENTAL AIRLINES INC                                               22.96%
2929 ALLEN PARKWAY SUITE  1576
HOUSTON, TX  77019-2197

VISTA FEDERAL MONEY MARKET FUND - VISTA SHARES

BLANCHARD GROUP OF FUNDS                                               19.32%
C/O FEDERATED SERVICES COMPANY
FEDERATED INVESTORS TOWER
ATTN:  RECON AND CONTROL -24 CCT
PITTSBURGH, PA  15222

CHASE MANHATTAN BANK N/A                                               13.57%
METROPOLITAN COMMUNITY BANK
ATTN:  JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

VISTA FEDERAL MONEY MARKET FUND - PREMIER SHARES

NATIONAL FINANCIAL SERV CORP                                           54.42%
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003


CHASE MANHATTAN BANK N/A                                               18.95%
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL/ATTN:  JOHN MOLLOY
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081



VISTA FEDERAL MONEY MARKET FUND - INSTITUTIONAL SHARES

CUDD & COMPANY                                                         69.38%
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                                               14.31%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY     13TH FLOOR
NEW YORK, NY  10003-9522

HEALTH MANAGEMENT SYSTEMS INC                                           6.63%
ATTN:  SCOTT REMLEY
401 PARK AVENUE SOUTH   4TH FLOOR
NEW YORK, NY  10016-8808


VISTA TREASURY PLUS MONEY MARKET FUND - PREMIER SHARES

CHASE MANHATTAN BANK N/A                                               82.04%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY  13TH FLOOR
NEW YORK, NY  10003-9522

PHOTRONICS INCORPORATED                                                 7.79%
ATTN:  ROBERT J. BOLLO
15 SECOR ROAD
BROOKFIELD, CT  06804-3937

VISTA TREASURY PLUS MONEY MARKET FUND - INSTITUTIONAL SHARES

CHASE MANHATTAN BANK N/A                                               65.04%
GSS AS AGENT
RAY DEJESUS
770 BROADWAY 13TH FLOOR
NEW YORK, NY  10003-9522

TRENWICK AMERICA REINSURANCE CORP                                      11.30%
TRENWICH C/O LISA STALOWICZ
METRO CENTER ONE STATION PLACE
STANFORD, CT  06902

VISTA TAX FREE MONEY MARKET FUND - VISTA SHARES

CUDD & COMPANY                                                         75.49%
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701


CHASE MANHATTAN BANK N/A                                               16.25%
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL/ATTN:  JOHN MOLLOY
1985 MARCUS AVENUE - 2
NEW HYDE PARK, NY  11042-1081


VISTA TAX FREE MONEY MARKET FUND - PREMIER SHARES

CUDD & COMPANY                                                         29.58%
CHASE MANHATTAN BANK N/A
PTIS DIV
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

NATIONAL FINANCIAL SERV CORP                                           18.91%
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY 10281-1003

1976 ACC TRUST                                                          5.16%
RS LAUDER TTEE
FBO JANE LAUDER
C/O JAMES M GRIFFIN
767 FIFTH AVENUE
NEW YORK, NY  10153-0001

VISTA TAX FREE MONEY MARKET FUND - INSTITUTIONAL SHARES

CUDD & COMPANY                                                       58.11%
OMNIBUS ACCOUNT # 1
PTIS DIV
35 FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A TTEE                                          6.87%
FBO BUTLER COUNTY (TEXACO REF & MKG)
TR INDENTURE DATED SEP 15 94
ATTN:  VALERIE DUNBAR TREASURERS OFC
4 CHASE METRO TECH CENTER   3RD FLOOR
BROOKLYN, NY  11245-0001

ROBERT PLAN CORPORATION                                                5.13%
100 CHARLES LINDBERGH BLVD
UNIONDALE, NY  11553-3631


VISTA NEW YORK TAX FREE MONEY MARKET FUND

CUDD & COMPANY                                                         30.28%
C/O CHASE MANHATTAN BANK
PTIS DIV
1211 AVENUE OF THE AMERICAS 35TH FLOOR
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                                               26.79%
METROPOLITAN COMMUNITY BANK
ATTN:  JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

CHASE MANHATTAN BANK N/A                                                7.57%
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL / ATTN:  JOHN MOLLOY
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

NATIONAL FINANCIAL SERV CORP                                            5.76%
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-10003

VISTA NEW YORK TAX FREE INCOME FUND - A SHARES

CUDD & COMPANY                                                        17.41%
CUSTODY DIVISION
1211 6TH AVENUE 35TH FLOOR
NEW YORK, NY  10036-8701


VISTA NEW YORK TAX FREE INCOME FUND - CLASS B

JEANE B MAHONY                                                         6.63%
38 HUTCHINSON BLVD
SCARSDALE, NY  10583-6524

VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND

MERRILL LYNCH PIERCE FENNER & SMITH                                   5.45%
MUTUAL FUND OPERATIONS
ATTN:  BOOK ENTRY
4800 DEER LAKE DRIVE EAST 3RD FLOOR
JACKSONVILLE, FL  32246-6484


VISTA CALIFORNIA TAX FREE MONEY MARKET FUND

CUDD & COMPANY                                                         42.27%
C/O CHASE MANHATTAN BANK
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

UNION BANK OF SWITZERLAND NY                                            25.18%
ATTN:  ANDREW FOX  VP
299 PARK AVENUE  40TH FLOOR
NEW YORK, NY  10171-0026

NATIONAL FINANCIAL SERV CORP                                             24.99%
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003


                              Financial Statements

  The financial statements for the fiscal period ended August 31, 1995 for the Funds are incorporated herein by reference from the Funds' Annual Reports to Shareholders.

               Specimen Computations of Offering Prices Per Share

New York Tax Free Income Fund (specimen computations)

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at August 31, 1995...................................      $11.47

Maximum Offering Price per Share ($ 11.47 divided by .955)
     (reduced on purchases of $100,000 or more)....................      $12.01

New York Tax Free Income Fund - B Shares (specimen computations)

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at August 31, 1995....................................     $11.41


 Tax Free Income Fund (specimen computations)

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at August 31, 1995....................................     $11.85


Maximum Offering Price per Share ($11.85 divided by .955)
     (reduced on purchases of $100,000 or more).....................     $12.41

Tax Free Income Fund  - B Shares (specimen computations)

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at August 31, 1995....................................     $11.77

California Intermediate Tax Free Fund (specimen computations)

Net Asset Value and Redemption Price per Share of Beneficial
     Interest at August 31, 1995....................................      $9.89

Maximum Offering Price per Share ($ 9.89 divided by .955)
     (reduced on purchases of $100,000 or more......................     $10.36


     The  Shares of the Money  Market  Funds are  offered  for sale at Net Asset
Value.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL OBLIGATIONS


           Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

           The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

               1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds or revenue, such as federal revenues available under federal revenue sharing programs.

               3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accomoanied by a commitment by the Federal Housing Adminsitration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

           Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

           The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

           Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization) or (2) if unrated, purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible their party will either remarket or repurchase the municipal lease within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Fund's net assets will be invested in lease obligations that are illiquid and other illiquid securities. See "Investment Restrictions" below.

           For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is based only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

                                   APPENDIX B
                             DESCRIPTION OF RATINGS


Bond Ratings

          Moody's Investors Service, Inc. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

          Standard & Poor's Corporation Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than bonds in higher rated categories.

           Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

           Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

           Bonds rated TBW-1 are judged by Thomson BankWatch, Inc. to be of the highest credit quality with a very high degree of likelihood that principal and income will be paid on a timely basis. Bonds rated TBW-2 offer a strong degree of safety regarding repayment. The relative degree of safety, however, is not as high as TBW-1.



Commercial Paper Ratings

           Moody's  Commercial  Paper  ratings  are  opinions  of the ability of issuers to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1-Highest Quality; Prime 2-Higher Quality; Prime 3-High Quality.

           A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

           Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess safety characteristics. Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

           The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

           The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                                   APPENDIX C

           SPECIAL INVESTMENT CONSIDERATIONS RELATING TO INVESTING IN
                         NEW YORK MUNICIPAL OBLIGATIONS
               ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

         As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information.
Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

         The portfolio of the Fund may include municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

                                 New York State

        The financial condition of the State and certain of its Agencies and municipalities, particularly the City, could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

        A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economic forecast calls for employment to increase in

     1994 and 1995. Employment growth will moderate in 1995 when the pace of national economic growth is projected to clacken and entire industries adjust to changing markets and State's economy absorbs the full impact of these developments. Personal income is estimated to increase by 5.3% in 1994, and a more moderate rate in 1995.

        The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

        The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the time and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-thanpredicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

        The State issued its first update to the GAAP-basis Financial Plan for the State's 1994-95 fiscal year on September 1, 1994. In the September GAAP-basis update, the Division of the Budget projected a General Fund Operating deficit of $690 million. The prior projection of the 1994-95 GAAP-basis State Financial Plan, issued in February 1994 as part of the 1994-95 Executive Budget (the "February 1994 Projection"), projected an operating surplus in the General Fund of $7 million.

        In the February 1994 projection, General Fund operating results over the 1993-94 and 1994-95 fiscal year projection period were anticipated to reduce the accumulated deficit by $256 million. The impact of the reported results for the State's 1993-94 fiscal year and the revised projection on the accumulated deficit is substantially the same. Combining the $914 million operating surplus for the State's 1993-94 fiscal year with the projected $690 million operating deficit for the 1994-95 fiscal year results in an anticipated $224 million reduction in the accumulated deficit.

        Total revenues in the General Fund are projected at $32.825 billion, consisting of $30.783 billion in tax revenues and $2.042 billion in miscellaneous revenue. Personal income tax revenue is projected to reach $17.712 billion, or nearly 58% of total tax revenue. User taxes and fees are projected to total $6.561 billion, or nearly 21% of total taxes. Business taxes are projected at $5.442 billion, or 18%, while revenue from other taxes is projected at $1.068 billion or 3% of total tax revenue. Total expenditures in the General Fund are projected at $33.633 billion, including $23.778 billion for grants to local governments, $8.033 billion for State operations, $1.807 billion for general State charges, and $15 million for debt service. Compared to the projections made in February, expenditures for grants to local governments are substantially increased, while expenditures for State operations are reduced.

        There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

        On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

  (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

        In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

                             State Financial Results

        New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992- 93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

        On July 29, 1994, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1993-94 fiscal year. The Statements were prepared on GAAP-basis and were independently audited in accordance with generally accepted auditing standards. The State's Combined Balance Sheet as of March 31, 1994 showed an accumulated surplus in its combined governmental funds of $370 million, reflecting liabilities of $13.219 billion and assets of $13.589 billion. This accumulated Governmental Funds surplus includes a $1.637 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service fund types and a $622 million accumulated deficit in the Capital Projects fund type.

        The State completed its 1993-94 fiscal year with a combined Governmental Funds operating surplus of $1.051 billion, which included an operating surplus in the General Fund of $914 million, in the Special Revenue Funds of $149 million and in the Debt Service Funds of $23 million, and an operating deficit in the Capital Projects Funds of $35 million. The following table updates Table 6 of the Annual Information Statement.

        The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the Local Government Assistance Corporation, and the accumulation of $265 million balance in the Contingency Reserve Fund. Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.

        The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.


        Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program. The balance in the contingency reserve fund will be used to meet the cost of litigation facing the State. The tax stabilization reserve fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

        Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

        The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island, and the Mid-Hudson Valley continued to lag the rest of the State in economic growth. Approximately 100,000 jobs are believed to have been added during the 1993-94 fiscal year.

        Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings). In addition, $114 million of school and payments were funded from the proceeds of LGAC bonds. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

      During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CRF") as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

        For its 1992-93 fiscal year the State had a balanced budget on a cash basis with a positive margin of $671 million in the General Fund that was deposited in the refund reserve account.

        After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.

        The favorable performance was primarily attributable to personal income tax collections that were more than $700 million higher than originally projected (before reflecting the refund reserve transaction). The withholding and estimated payment components of the personal income tax exceeded original estimates by more than $800 million combined, reflecting both stronger economic activity, particularly at year's end, and the tax-induced one-time acceleration of income into 1992. Modest shortfalls were experienced in other components of the income tax.


         There were large, but largely offsetting, variances in other categories. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenue sources.

        Disbursements and transfers to other funds totaled $30.829 billion, an increase of $45 million above projections in April 1992. After adjusting for the impact of a $150 million payment from the Medical Malpractice Insurance Association to health insurers made pursuant to legislation passed in January 1993, actual disbursements were $105 million lower than projected. This reduction primarily reflected higher-than-anticipated costs for educational programs, as offset by lower costs in virtually all other categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service.

        During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term tax and revenue anticipation notes ("TRANs"), owing to lower-than-projected receipts.

                               Governmental Funds

        The principal operating fund of the State is the General Fund. It receives all State income that is not required by law to be deposited in another fund. General Fund receipts, including transfers from other funds, totalled $32.229 billion in the State's 1993-94 fiscal year. General Fund receipts in the State's 1994-95 fiscal year are estimated in the State Financial Plan at $34.321 billion. Including transfers to other funds, total General Fund disbursements in the 1993-94 fiscal year were $31.897 billion, and are estimated to total $34.248 billion in the State's 1994-95 fiscal year.

        The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $24.598 billion in the State's 1994-95 fiscal year. Federal grants are projected to account for 75% of the total projected receipts in Special Revenue Funds in the State's 1994-95 fiscal year.

        Disbursements from Special Revenue Funds are projected to be $24.982 billion for the State's 1994-95 fiscal year. Grants to local governments disbursed from this fund type are projected to account for 75% of disbursements from this fund for the 1994-95 fiscal year.

        The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 33% of the $3.233 billion in total projected receipts in Capital Projects Funds in the State's 1994-95 fiscal year. Total disbursements for capital projects are projected to be $3.730 billion during the State's 1994-95 fiscal year. Of total disbursements from Capital Projects Funds, approximately 54% is for various transportation purposes, including highways and mass transportation facilities; 4% is for programs of the Department of Correctional Services and other public protection activities; 16% is for health and mental hygiene facilities; 13% is for environmental and recreational programs; 5% is for educational programs; and

5% is for housing and economic development programs. The balance is for the maintenance of State office facilities and various other capital programs.

        The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt Service Funds are projected to reach $2.318 billion in the State's 1994-95 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/purchase and contractual obligation financing commitments are projected to be $2.246 billion for the 1994- 95 fiscal year.

                              State Borrowing Plan

        The State issued $850 million in TRANs on May 4, 1993 to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. All of these TRANs matured on December 31, 1993.

        The State anticipates that its 1994-95 borrowings for capital purposes will consist of approximately $374 million in general obligation bonds (including $140 million for the purpose of redeeming outstanding bond anticipation notes) and $140 million in new commercial paper issuances. The Legislature has authorized the issuance of up to $69 million in certificates of participation for real property and equipment acquisitions during the State's 1994-95 fiscal year. The projections of the State regarding its borrowings for the 1994-95 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

        In addition, the LGAC is authorized to provide net proceeds of $315 million during the 1994-95 fiscal year to make payments to local governmental units, otherwise made by the State, reduces the State's future liabilities.

                                 State Agencies

        The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

        At September 30, 1993, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate Agency debt outstanding as State-supported debt was $21.1 billion and as State-related was $29.4 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

        Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

        The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1993-94 fiscal year.

        UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

        The Metropolitan Transportation Authority (the "MTA") oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

        The TA and the commuter railroads, which are on a calendar fiscal year, ended 1993 with their budgets balanced on a cash basis. The TA had a closing cash balance of approximately $39 million.

        Over the past several years the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax -- that provide additional revenue for mass transit purposes, including assistance to the MTA. The surcharge, which expires in November 1995, yielded $533 million in calendar year 1993, of which the MTA was entitled to receive approximately 90%, or approximately $480 million.

        For 1994, the TA projects that it will end the year with $77.6 million cash surplus. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at $1.3 billion.

        A subway fire on December 28, 1990 and a subway derailment on August 28, 1991, each of which caused fatalities and many injuries, have given rise to substantial claims for damages against the TA and the City.

        In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

        On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has submitted a 1992-1996
Capital Program based on this legislation for the approval of the MTA Capital Program Review Board (the "CPRB"), as State law requires. On July 1, 1993, the CPRB indicated that it was withholding approval pending the resolution of certain related issues. If approved, the 1992-1996 Capital Program would succeed two previous five-year capital programs of the periods covering 1982-1986 and 1987-1991. The 1987-1991 Capital Program totalled approximately $8.0 billion, including $6.2 billion for TA capital projects.

        The 1992-1996 Capital Program would supersede a one-year program adopted in 1992. State budget legislation for the 1992-93 fiscal year had required the MTA to submit a one-year program for 1992 instead of a five-year program. The one-year program, which contained $1.635 billion of projects for transit and commuter facilities combined, was approved by the CPRB in May 1992, but the five-year program for 1992-1996, required to be submitted subsequently by the MTA as an amendment to the one-year plan, was disapproved without prejudice by the CPRB in December 1992.

     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

        The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

                                Other Localities

        Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

        Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State, other than the City, was approximately $15.7 billion. A small portion (approximately $71.6 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budget of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

        Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

        Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.

        Certain litigation pending against the State or its officers or employees could have a substantial or long-term effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls;
(iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement Systems and reducing State aid to school districts by a like amount;
(xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part);
(xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recalibrating nursing home Medicaid rates.

        Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1994- 95 State Financial Plan.

                                  New York City

        In the mid-1970's, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City's operating results for the fiscal year ending June 30, 1993 were balanced in accordance with GAAP, the eleventh consecutive year in which the City achieved balanced operating results in accordance with GAAP. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

        The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

        In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

        The City's independently audited operating results for each of its fiscal years from 1981 through 1993 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

     In August 1993, the City adopted and submitted to the Control Board for its review a four-year Financial Plan covering fiscal years 1994 through 1997 (the "Financial Plan"). The Financial Plan was based on the City's fiscal year 1994 expense budget adopted June 14, 1993 as well as certain changes incorporated subsequent to the budget adoption process. On November 23, 1993, the City adopted and submitted to the Control Board for its review a first quarter modification to the Financial Plan (the "November Modification") incorporating various re-estimates of revenues and expenditures. For fiscal year 1994, the November Modification includes additional resources stemming primarily from the City Comptroller's fiscal year 1993 annual audit, savings from a reduction in prior years' accrued expenditures, and higher State and Federal aid resulting from claims by the City for reimbursement of various social services costs. These resources were used to fund new needs in the November Modification including higher costs in the uniformed agencies, at the Board of Education (the "BoE") and for certain social services, the unlikelihood of the sale of the Off-Track Betting Corporation (the "OTB"), and lower estimates of miscellaneous and other revenues. After taking these adjustments into account, the November Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31,585 billion. For fiscal years 1995, 1996 and 1997, the November Modification projects budget gaps of $1.730 billion, $2.513 billion and $2.699 billion, respectively. These gaps are higher by about $450 million in fiscal year 1995 and by about $700 million in each of fiscal years 1996 and 1997 than in the Financial Plan, primarily on account of the nonrecurring value of the fiscal year 1994 revenue adjustments, the loss of certain one-time resources funding BoE fiscal year 1994 spending needs, and the reclassification of anticipated State aid from the baseline revenue estimates to the gap-closing program. To offset these larger gaps, the November Modification relies on additional City, State and other actions.

        On December 1, 1993, a three-member panel appointed by the Mayor to address City structural budget imbalance released a report setting forth its findings and recommendations. In its report, the panel noted that budget imbalance is likely to be greater than the City now projects by $255 million in fiscal year 1995, rising to nearly $1.5 billion in fiscal year 1997. The report provided a number of options that the City should consider in addressing the structural balance issue such as severe cuts in City-funded personnel levels, increases in residential property taxes and the sales tax, and the imposition of bridge tolls and solid waste collection fees. The report also noted that additional State actions will be required in many instances to allow the City to cut its budget without grave damage to basic services.

        On December 21, 1993, OSDC issued a report reviewing the November Modification. The report noted that while the outlook for fiscal year 1994 has improved since August, it will be necessary for the City to manage its budget aggressively in order to stay on course for budget balance this year. For fiscal years 1995 through 1997, the report expressed concern that the gaps identified by the City in the November Modification are the largest as a percentage of City-fund revenues that the City has faced at this point in the fiscal year since budget balance in accordance with GAAP was first achieved in fiscal year 1981.

        On December 21, 1993, the staff of the Control Board issued its report on the November Modification. The report states that the plan is now more realistic in terms of the gaps it portrays and the solutions it offers. However, the solutions are mostly limited to fiscal year 1994 while the gap for fiscal year 1995 has been increased by $450 million. Beginning in fiscal year 1995, budget gaps average over $1 billion annually. Therefore, the staff recommends that prompt action to replace many current-year one-shots with recurring savings is critical.

        On February 2, 1994, the Mayor presented to the City Council and the Control Board a mid-year modification to the Financial Plan (the "February Modification"). The February Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31.735 billion, including a general reserve of $81 million. For fiscal years 1995, 1996 and 1997, the February Modification projects gaps of $2.261 billion, $3.167 billion and $3.253 billion, respectively, and assumes no wage and salary increases beyond the expiration of current labor agreements which expire in fiscal years 1995 and 1996. These gaps have grown since November by about $530 million in fiscal year 1995, and $650 million and $550 million in fiscal years 1996 and 1997, respectively, owing in large part to lower estimates of real property tax revenues. To close the budget gap projected for fiscal year 1995, the February Modification includes a gap-closing program that consists of the following major elements: (i) an agency program of $1.048 billion; (ii) fringe benefit and pension savings of $400 million; (iii) an intergovernmental aid package of $400 million; (iv) a workforce reduction program of $144 million; and (v) the assumption of a $234 million surplus roll from fiscal year 1994. Implementation of many of the gapclosing initiatives requires the cooperation of the municipal labor unions, the City Council and the State and Federal governments. The February Modification also includes a tax reduction program, with most of the financial impact affecting the later years of the Plan period.

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financial purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement includes expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority have issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

                              State Economic Trends

     The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State has long been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. In recent years, the State's economic position has improved in a manner consistent with that of the Northeast as a whole.

        Part of the reason for the long-term relative decline in the State's economy has been attributed to the combined State and local tax burden, which is among the highest in the United States. The burdens of State and local taxation, in combination with many other causes of regional economic dislocation, may have contributed to the decision of businesses and individuals to relocate outside, or not locate within, the State. In 1987, the State enacted a major personal income tax reduction and reform program and also reduced the tax rate on corporation income. In addition, the State has provided various tax incentives to encourage business relocation and expansion. The State, however, in its 1989-90, 1990-91 and 1991-92 fiscal years substantially increased taxes and fees to help close projected budget gaps in those years, and in 1990- 91, 1991-92 and 1992-93 delayed and restructured the remainder of the personal income tax reduction program originally enacted in 1987. Under legislation proposed with the 1993-94 budget, the rules for calculating tax liability for the 1993 tax year will be the same as those for the 1992 tax year (deferring for a fourth year a previously scheduled tax reduction), and the tax reduction program will be frozen at current rates. Also, in July 1991 State legislation was enacted to phase out the benefit of graduated income tax tables for taxpayers with adjusted gross income above $100,000.

                                   APPENDIX D

             SPECIAL INVESTMENT CONSIDERATIONS RELATING TO INVESTING
                       IN CALIFORNIA MUNICIPAL OBLIGATIONS


    Overview

        From mid-1990 to late 1993, the State of California (the "State") suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth occurred in 1994 and is expected to continue in 1995, but pre-recession job levels are not expected to be reached until late 1996. Economic indicators show a steady recovery underway in the State since the start of 1994.

        The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund 3/4 K-12 schools and community colleges, health and welfare, and corrections 3/4 growing at rates higher than the growth rates for the principal revenue sources of the State General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92; revenues and expenditures were equal in 1992-93, and the State had an operating surplus of $1.1 billion in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.5 billion.

        The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 Fiscal Year, the State has issued, in July and August, 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.

        On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

        The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $42.2 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

        The Governor's Budget for 1995-96 proposes General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which would leave a balance of approximately $92 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget Proposal is based on a number of assumptions, including receipt of $830 million from the federal government to offset costs of undocumented and refugee immigrants.

Orange County Bankruptcy

        On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations.

        The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the state cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Funds. Under existing legal precedent, the State is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The State is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the State may have to provide. The Governor has called a special session of the Legislature which is expected to consider various responses to the Orange County situation.

  Budget Adjustment Law

        The State's cash flow management plan for the 1994-95 Fiscal Year included the issuance of $4.0 billion of revenue anticipation warrants on July 26, 1994, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit.

        Because preparation of cash flow estimates for the 1995-96 Fiscal Year is necessarily more imprecise than for the current fiscal year and entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumes receipt of a large amount of federal aid in the 1995-96 Fiscal Year for immigration-related costs which is uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

        Pursuant to Section 12467 of the California Government Code, enacted by Chapter 135, Statutes of 1994 (the "Budget Adjustment Law"), the State Controller was required on November 15, 1994, in connection with the Legislative Analyst's Office, to review the cash flow projections for the General Fund on June 30, 1995 and compare them to the projections for the 1994-95 Fiscal Year included in the Official Statement dated July 20, 1994 for the 1994 Revenue Anticipation Warrants, Series C and D. If the State Controller's report identified a decrease in the unused borrowable resources on June 30, 1995 of more than $430,000,000, then the "1995 cash shortfall" would be the amount of the difference that exceeded $430,000,000. On or before February 15, 1995, legislation would have to be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset said 1995 cash shortfall. If such legislation was not enacted, within five days thereafter the Director of Finance would have to reduce all General Fund appropriations for the 1994-95 Fiscal Year, except certain appropriations required by the State Constitution and federal law (the "Required Appropriations"), by the percentage equal to the ratio of said 1995 cash shortfall to total remaining General Fund appropriations for the 1994-95 Fiscal Year, excluding the Required Appropriations. On November 15, 1994, the State Controller issued a report which stated that there would not be any implementation of the Budget Adjustment Law in the 1994-95 Fiscal Year.

        Furthermore, the Director of Finance is required to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal. By June 1, 1995, the State

     Controller must concur with these updated statements or provide a revised estimate of the cash condition of the General Fund for the 1994-95 and the 1995-96 Fiscal Years. For the 1995-96 Fiscal Year, the intent of Chapter 135 is to prohibit any external borrowing as of June 30, 1996, thereby requiring the State to rely solely on internal borrowable resources, expenditure reductions or revenue increases to eliminate any projected cash flow shortfall.

        On October 15, 1995, the State Controller will, in conjunction with the Legislative Analyst's Office, review the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The "1996 cash shortfall" shall be the amount necessary to bring the balance of unused borrowable resources on June 30, 1996 to zero. On or before December 1, 1995, legislation must be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset any such 1996 cash shortfall identified by the State Controller. If such legislation is not enacted, within five days thereafter the Director of Finance must reduce all General Fund appropriations for the 1995-96 Fiscal Year except the Required Appropriations, by the percentage equal to the ratio of said 1996 cash shortfall to total remaining General Fund appropriations for the 1995-96 Fiscal Year, excluding the Required Appropriations.

The General Fund

        The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

        The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

        The legislation creating the SFEU contains a continuing appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance.

Inter-Fund Borrowings

  General Fund

        Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 Revenue Anticipation Warrants, Series A which matured on December 21, 1994.

  Other Special Funds

     In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMB," consisting of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in Special Funds to the General Fund from such Special Funds, as determined by the PMIB. All money so transferred must be returned to the Special Fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made from a Special Fund which will interfere with the object for which such Special Fund was created. Furthermore, transfers may not be made from the Central Valley Water Project Construction Fund, the Central Valley Water Project Revenue Fund, the California Water Resources Development Bond Fund and certain other bond funds, retirement funds and trust and agency funds. When moneys transferred to the General Fund in any fiscal year from any Special Fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to surplus available for appropriation as shown in the statement of operations of the preceding fiscal year as set forth in the annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

        Any reduction in internal borrowable resources may increase the State's reliance on external borrowing to meet its cash flow requirements.

State Appropriations Limit

        The  State is  subject  to an annual  appropriations  limit  imposed  by
Article XIII B of the State Constitution (the "Appropriations Limit"). Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIII B, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. See "Proposition 98" below. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

        Not included in the Appropriations Limit are appropriations for the debt service costs of Bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay project and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

        The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     As originally enacted in 1979, the State's Appropriations Limit was based on 1978-79 Fiscal Year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost-of-living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the State's Appropriations Limit was recalculated by taking the actual 1986-87 Fiscal Year limit, and applying the annual adjustments as if Proposition 111 had been in effect. This recalculation resulted in an increase of $1 billion to the State's Appropriations Limit in the 1990-91 Fiscal Year. The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

  The following table shows the State's Appropriations Limit for the past four fiscal years and the current fiscal year.

                           State Appropriations Limit
                                   (Millions)

                                                      Fiscal Years
                                   1990-91  1991-92  1992-93   1993-94  1994-95*

State Appropriations Limit .....   $32,703  $34,233   $35,010  $36,599   $37,554
Appropriations Subject to Limit.   (25,191) (30,426)  (27,474) (30,050) (31,501)
                                   -------- --------  -------- -------- --------
Amount (over)/Under Limit......     $7,512   $3,807    $7,536   $6,549    $6,053
-------------
* Estimated
SOURCE:  State of California, Department of Finance.

Proposition 98

  General

        On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

  1995-96 Fiscal Year

        The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations are increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. This appropriation level still provides per-pupil funding of $4,225.

        The 1994-95 Proposition 98 minimum guarantee has also been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.

        The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.

Sources of Tax Revenues

  The following is a summary of the State's major revenue sources.

  Personal Income Tax

        The California personal income tax, which in 1993-94 contributed about 44 percent of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1 to 11 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the federal AMT. Legislation enacted in July 1991 added two new marginal tax rates, at 10 percent and 11 percent, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3 percent, and the AMT rate is scheduled to drop from
8.5 percent to 7 percent.

        The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

        The 1995-96 Governor's Budget proposes to extend the 10 and 11 percent tax rates and 8.5 percent AMT rate and to reduce the tax rates for all taxpayers by 15 percent, to be phased in over a three-year period beginning in 1996. The rates would be reduced by 5 percent in 1996, 10 percent in 1997, and 15 percent in subsequent years from the 1995 rates. When fully implemented, the highest marginal tax rate would be 9.3 percent and the AMT rate would be 7 percent.

  Sales Tax

        The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 35 percent of General Fund revenue in 1993-94. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

  The breakdown of the 7.25 percent rate currently imposed on a statewide basis is:

  Y  5.00 percent represents the regular State tax rate.
  Y  2.00 percent is for cities and counties.
  Y  0.25 percent is for county transit systems.

        Legislation in July 1991 raised the sales tax by 1.25 percent to its current level. One-half percent was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. This tax increase will be cancelled if a court rules that such transfer and tax increase violate any constitutional requirements. One-half percent of the State tax rate was scheduled to terminate after June 30, 1993; however, it was extended until December 31, 1993 and allocated to local agencies for public safety programs. As a result, the 0.5 percent sales tax has not been General Fund revenue since July 1, 1993. Voters in a special election on November 2, 1993 approved a constitutional amendment to permanently extend this 0.5 percent sales tax for local law enforcement.

        After 1993, 0.25 percent of the State tax rate may be terminated upon certification by the Director of Finance that the balance in the budget reserve for two consecutive years will exceed 4 percent of General Fund revenues. The
0.25 percent rate can be reinstated if the Director of Finance subsequently determines that the reserve will not exceed 4 percent of General Fund revenues.

        The 1995-96 Governor's Budget proposes a further restructuring of the current statewide sales tax distribution. This proposal, while not raising the existing 7.25 percent rate, would transfer an additional 0.22 percent from the State to counties to assist the counties in paying for their increased share of welfare and social services.

  Bank and Corporation Tax

        Bank and corporation tax revenues, which comprised about 12 percent of General Fund revenue in 1993-94, are derived from the following taxes:

    1. The franchise tax and the corporate income tax are levied at a 9.3 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations which do not do business in California but which derive income from California sources.

    2. Banks and other financial corporations pay an additional tax at the rate of approximately 1.7 percent on their net income. This tax is in lieu of all other State and local taxes except those on real property, motor vehicles and business licenses.

        The 1995-96 Governor's Budget proposes a 15 percent reduction in the bank and corporation tax rate, to be phased in over a three-year period beginning in 1996. The 9.3 percent rate would be reduced to 8.84 percent in 1996, 8.37 percent in 1997, and 7.91 percent in 1998.

  Insurance Tax

        The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.50 percent, surplus lines and nonadmitted insurance at 3 percent, and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 3 percent of General Fund revenues in 1993-94.

        In November 1988, voters approved Proposition 103, which mandated reductions and rebates for certain property and casualty insurance premiums. The measure also directed the State Board of Equalization to adjust the gross premiums tax rate to compensate for any resultant decrease in insurance tax revenue through the 1990 tax year. As a result, the State Board of Equalization increased the gross premiums tax rate from 2.35 percent to 2.37 percent for the 1989 tax year, and to 2.46 percent for the 1990 tax year. For 1991 and beyond, the rate returned to 2.35 percent. In August 1991, the Insurance Commissioner ordered insurers to begin rebating approximately $2.5 billion of premiums to consumers. Some of these rebates are being challenged in the courts. However, pursuant to Chapter 1248, Statutes of 1993, which prohibits insurers from seeking reimbursement from the State of premium taxes paid during the rollback period, the rebates will not impact State revenues.

  Other Taxes

        Other revenue sources for the General Fund include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes and Horse Racing Revenues. These other sources total approximately 3 percent of General Fund Revenues.

  Special Fund Revenues

        The California Constitution, codes and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

    1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     2. Charges for special services to specific functions, including such items as business and professional license fees.

     3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

        Motor vehicle related taxes and fees accounted for about 57 percent of all Special Fund revenue in 1993-94. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. The 1994-95 Budget Act projects that during the 1994-95 Fiscal Year, $7.3 billion will be derived from the ownership or operation of motor vehicles. About $4.0 billion of this revenue will be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners. These estimates (as well as those shown below in the table "COMPARATIVE YIELD OF STATE TAXES3/4ALL FUNDS") include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

        On November 8, 1988 voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to health related, environmental, and educational programs. Legislation enacted in 1993 added an additional 2 cents per pack excise tax for the purpose of funding breast cancer research.


                              CURRENT STATE BUDGETS

        The discussion below of the 1994-95 and 1995-96 Fiscal Year budgets and the table under "Summary of State Revenues and Expenditures" below are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1994-95 Fiscal Year

  Background

        The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.7 billion at June 30, 1994, by June 30, 1996.

  1994-95 Budget Act

  Revenues. The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received (see "Subsequent Developments"). The Legislature failed to act on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties
0.5 percent of the State's current sales tax.

        The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4 percent from 1993- 94 estimated revenues.

  Expenditures. The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 Fiscal Year. The 1994-95 Budget Act also projected Special Fund expenditures of $12.3 billion, a
4.7 percent decrease from the 1993-94 Fiscal Year estimated expenditures.

        The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

        The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, described above, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year.

  Subsequent Developments

        The 1995-96 Governor's Budget, issued January 10, 1995, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletin for February 1995 reports that General Fund revenues for January were $240 million above the 1995-96 Governor's Budget forecast of $4,025 million. The largest component of the increase is attributable to cash flow factors in the sales and use tax, which were $297 million above the month's forecast of $809 million. Additionally, personal income tax receipts were $80 million below the month's forecast of $2,845 million, and bank and corporation receipts were $28 million below the month's forecast of $211 million. Neither loss is considered significant at this time. Finally, miscellaneous revenues were $42 million above the month's forecast of $160 million. Most of the surplus is attributable to "other revenues," which are a composite of many minor revenues. At this time, the gains in miscellaneous revenues appear to be related to cash flow and are not considered permanent.

        Initial analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-94 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

  Budget Adjustment Law

        Pursuant to the Budget Adjustment Law (the "Law"), the State Controller is required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its Official Statement in July 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July 1994 cash flow projections and, therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

        The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 Fiscal Year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July 1994 cash flows will not be received, as indicated above, leaving a net increase in revenues of $322 million.

      On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions (again before adjusting for federal aid) of $672 million. However, the July 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

        Finally, the State Controller indicated that a review of balances in special funds available for internal borrowing resulted in an estimated reduction of such borrowable resources of $6 million. The combination of these factors results in the estimated improvement of the General Fund's cash position of $581 million. The State Controller's revised cash flow projections for 1994-95 have allocated this improvement to two line items: an increase from $0 to $427 million in the estimated ending cash balance of the General Fund on June 30, 1995, and an increase in unused borrowable resources of $154 million.

        The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 Fiscal Year for recent initiatives on "three strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. (The Legislative Analyst had issued a preliminary analysis on November 1, 1994 which reached a conclusion very close to that of the State Controller.) The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the November 15 hearing noted that the July 1994 cash flows for the 1995-96 Fiscal Year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year. (See "Revenue and Expenditure Assumptions" below.) The Department of Finance indicated that the budgetary issues identified in the hearing would be addressed in the Governor's Budget proposal for the 1995-96 Fiscal Year.

1995-96 Fiscal Year

        1995-96 Budget Proposal 3/4 As described earlier, for the first time in four years, the State enters the upcoming fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

        As noted earlier, the 1995-96 Budget will be subject to the Budget Adjustment or "Trigger" legislation enacted in June 1994. The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

     However, a report issued by the Legislative Analyst on January 20, 1995 notes that the Proposed Budget (and hence the margin of cushion under the "trigger") is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare cuts, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

     * The "prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great freqency and generally become effective on the date announced.

     * The date on which the New York Tax Free Income Fund and the tax Free Income Fund commenced business was September 8, 1987.